As filed with the Securities and Exchange Commission on May 4, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00582

NEUBERGER BERMAN EQUITY FUNDS
(Exact Name of the Registrant as Specified in Charter)

605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer and President
Neuberger Berman Equity Funds
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: August 31, 2009

Date of reporting period: February 28, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders.

Neuberger Berman
Equity Funds

Investor Class Shares

Trust Class Shares

Advisor Class Shares

Institutional Class Shares

Class A Shares

Class C Shares

Century Fund

Climate Change Fund

Emerging Markets Equity Fund

Equity Income Fund

Focus Fund

Genesis Fund

Guardian Fund

International Fund

International Institutional Fund

International Large Cap Fund

Large Cap Disciplined Growth Fund

Mid Cap Growth Fund

Partners Fund

Real Estate Fund

Regency Fund

Select Equities Fund

Small and Mid Cap Growth Fund

Small Cap Growth Fund

Socially Responsive Fund

Semi-Annual Report

February 28, 2009

Contents

THE FUNDS

President's Letter	1

PORTFOLIO COMMENTARY

Century Fund	2

Climate Change Fund	5

Emerging Markets Equity Fund	8

Equity Income Fund	11

Focus Fund	14

Genesis Fund	17

Guardian Fund	20

International Fund	23

International Institutional Fund	26

International Large Cap Fund	29

Large Cap Disciplined Growth Fund	32

Mid Cap Growth Fund	35

Partners Fund	38

Real Estate Fund	41

Regency Fund	44

Select Equities Fund	47

Small and Mid Cap Growth Fund	50

Small Cap Growth Fund	53

Socially Responsive Fund	56

FUND EXPENSE INFORMATION	63

SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS

Century Fund	66

Climate Change Fund	68

Emerging Markets Equity Fund	70

Equity Income Fund	73

Focus Fund	75

Genesis Fund	76

Guardian Fund	78

International Fund	79

International Institutional Fund	82

International Large Cap Fund	85

Large Cap Disciplined Growth Fund	88

Mid Cap Growth Fund	90

Partners Fund	92

Real Estate Fund	94

Regency Fund	95

Select Equities Fund	97

Small and Mid Cap Growth Fund	98

Small Cap Growth Fund	99

Socially Responsive Fund	101

FINANCIAL STATEMENTS	107

FINANCIAL HIGHLIGHTS (ALL CLASSES) PER SHARE DATA

Century Fund	165

Climate Change Fund	165

Emerging Markets Equity Fund	165

Equity Income Fund	167

Focus Fund	167

Genesis Fund	169

Guardian Fund	171

International Fund	173

International Institutional Fund	173

International Large Cap Fund	173

Large Cap Disciplined Growth Fund	175

Mid Cap Growth Fund	177

Partners Fund	177

Real Estate Fund	179

Regency Fund	181

Select Equities Fund	181

Small and Mid Cap Growth Fund	181

Small Cap Growth Fund	183

Socially Responsive Fund	183

Directory	191

Proxy Voting Policies and Procedures	192

Quarterly Portfolio Schedule	192

Board Consideration of the Management and Sub-Advisory Agreements	193

Board Consideration of the New and Interim Management and Sub-Advisory Agreements	196

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management LLC" and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management LLC, formerly Neuberger Berman Management Inc. ©2009 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Fellow Shareholder,

The six-month period from September 1, 2008 through February 28, 2009 saw one of the most extreme and broad-based equity market declines in history. To provide context during the period, the Dow Jones Industrial Average fell to 7000, a level it had not seen since 1997, and the S&P 500 dropped 42%, a magnitude of decline that has only happened one other time since the Great Depression.

The domestic equity market was already under severe stress going into this period—from a weakening economy, rising unemployment and deepening problems coming to light in the housing and consumer sectors. Meanwhile, widening damage stemming from subprime mortgages was causing tremendous upheaval in the financial system and for investors.

The reporting period saw an intensification of these problems. An already distressed equity market worsened sharply in mid-September with a broad deterioration in credit markets, economies and financial systems worldwide. Numerous once-strong financial companies came under extreme pressure, and either failed, sought mergers or required bailouts from the federal government.

In addition, ongoing economic slowing accelerated across the globe. For the fourth quarter of calendar year 2008, the Organization of Economic Cooperation and Development (OECD) reported a 1.5% decline in GDP for developed-nation member states—the largest quarterly drop in nearly 50 years. In February, the U.S. revised its fourth quarter GDP estimate down to an annualized decline of 6.2%, the worst figure in over 25 years. By March 2009, U.S. unemployment had climbed to 8.1%—a 25 year high—and news from the housing sector continued to suggest it could be some time before consumer confidence and spending would recover.

Although common sense and history would suggest that, in any environment, some businesses may suffer while others will be stable or even thrive, the selling that occurred during the reporting period was largely indiscriminate and, in our view, without regard to company fundamentals. For investors generally, the experience was enormously painful, while for portfolio managers, conditions were highly challenging—and clearly frustrating—to navigate.

Still, skillful managers with experience across market cycles had, and continue to have, the ability to adapt in such circumstances. In general, Neuberger Berman's equity portfolio managers have sought to manage downside risk through both sector weightings and careful stock selection. Many are looking for companies whose business models, cash flows and competitive positions could give them more resilience than others in a poor economic climate and the potential to do well as the economy emerges from current weakness. Given the depth of the recent declines, our managers have also taken the opportunity to examine stocks that may have been overly punished despite relatively strong fundamentals—a traditional silver lining in bear markets. Throughout this period, our people have been focused on their disciplines, with an emphasis on long-term outcomes.

Looking ahead, it appears to us that the economy may remain weakened as issues including a depressed housing market, the challenged consumer, bank balance sheet concerns and soft earnings take their course. Overall, we are encouraged by the federal government's efforts to address current financial problems through a range of strategies including fiscal stimulus, low interest rates, and the purchase of Treasury and mortgage securities—although again, we believe it will simply take time for such measures to bear fruit.

In the interim, you can be assured that our managers will maintain their research focus while adhering to investment disciplines that have proven successful through market cycles. We remain committed to serving your investment needs and achieving favorable investment returns on your behalf. As always, thank you for your confidence in Neuberger Berman.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman Mutual Funds

Century Fund Commentary

For the six months ended February 28, 2009, Neuberger Berman Century Fund outperformed its benchmark, the Russell 1000® Growth Index. While the Fund outperformed the index, absolute returns for both were negative.

The Fund led the benchmark in a tremendously negative environment for stocks—perhaps the most difficult six-month period since the Great Depression.

Leading up to this downturn, the financial system, consumers and the housing market had reached unprecedented levels of leverage. We approached this period with great skepticism, believing that a defensive approach was wise in light of our concerns about growing unemployment, ongoing issues in the housing market, and expectations about declines in GDP growth.

From September through February, the deleveraging was dramatic. Housing and commodity prices declined, consumer spending and confidence dropped, the banking system deteriorated, and credit tightened severely. Our predictions were warranted as these factors led to significantly lower GDP growth in the U.S. and abroad, and had a disastrous effect on the market as a whole.

As part of our defensive positioning, we were overweighted in relatively economically insensitive categories, such as Consumer Staples, Health Care, Telecommunications and Utilities. We were underweighted in cyclical sectors such as Industrials, Information Technology and Materials. Most of these decisions proved beneficial. The portfolio's cash equivalent position, although small, was also a positive in a market that was decidedly down.

Although technically a Consumer Discretionary stock, Amazon.com was one of our top performers this period. Amazon.com has a dominant and growing market position in a segment that really only includes one major competitor. With a broad product lineup, the company has become a one-stop source for growing numbers of online purchasers. It offers competitive pricing, and has improved margins by aggressively reducing distribution expenses. This was an advantage while gas prices were at a high, and continues to benefit the company in this slow spending environment.

In Health Care, Gilead Sciences was a benefit. Gilead is a biopharmaceutical company specializing in medications for the prevention and treatment of global pandemic disease. Gilead has a dominant position in the HIV treatment market—a segment that, unfortunately, is growing—through its therapies Viread, Truvada and Atripla. The company also manufactures hepatitis treatments and the flu vaccine Tamiflu. We continue to have positive expectations for the stock, since disease treatment is a less economically sensitive area, as these therapies are unlikely to be affected by Medicare spending cuts, and due to strong patent positions and small susceptibility to generic competition.

Within Materials, Freeport-McMoRan Copper & Gold, the world's largest copper producer, was another top performer. We added the stock in the first quarter, believing that the firm would benefit from increased domestic infrastructure spending under the stimulus plan, plus major ongoing infrastructure spending in China. Among companies in this position, Freeport, we believe, will further benefit from the tight copper market.

Disappointments included Canadian Natural Resources, an oil and natural gas company. We own the stock primarily for exposure to vast Canadian oil sand deposits. As commodity prices dropped during the period, the stock suffered. We remain positive on its longer-term prospects, however. The company is profitable even at current oil prices. And while separating oil from sand is expensive, this is a known reserve of oil, in a geopolitically stable area, and we believe the firm will be able to increase production dramatically in the coming years.

Lockheed Martin is another company we believe is well positioned for future growth, although the stock underperformed on fears of military spending cuts. Lockheed manufactures the F-22—a technologically advanced fighter jet that could be critical to maintaining air superiority as the U.S. begins replacing aging F-15s—as well as the F-35 Joint Strike Fighter. We continue to own Lockheed, on the strength of the business, and for its predictable earnings, strong balance sheet and cash flows.

Wells Fargo also underperformed during the period, and we sold our position. With the housing market deteriorating, and, as yet, no real plan to value "toxic assets" or a clear understanding of how equity holders might be diluted under various government rescue options, we believe better opportunities exist elsewhere.

While the markets suffered dramatically this period, we believe that removing excesses from the system is healthy. More rational consumer behavior, more typical housing markets, less leverage in the banking system—factors like these are positive for the longer term. And while it's difficult to estimate how long it will take for the economy to substantially recover, or until we reach the inflection point, we have clearly made progress. Within this scenario, we believe that defensive positioning continues to be warranted but are also looking for opportunities to add exposure to the upside. We are beginning to build positions in companies we are comfortable owning in this environment, but that should benefit further as liquidity increases and as the economy begins to improve.

Sincerely,

Daniel D. Rosenblatt, John J. Barker, Daniel J. Fletcher and Lawrence K. Fisher
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments primarily in companies of large capitalization are set forth in the prospectus and statement of additional information.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

Century Fund

TICKER SYMBOL

Investor Class	NBCIX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	9.7%
Consumer Staples	17.7
Energy	10.1
Financials	3.0
Health Care	19.3
Industrials	7.0
Information Technology	22.4
Materials	5.1
Telecomm Service	3.0
Utilities	2.7
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,10,14

		Six Month	Average Annual Total Return Ended 2/28/2009
	Inception Date	Period Ended 2/28/2009	1 Year	5 Years	Life of Fund
Investor Class	12/06/1999	(36.94%)	(36.60%)	(4.72%)	(7.92%)
Russell 1000® Growth Index[2,19]		(39.90%)	(40.03%)	(6.35%)	(8.23%)
Russell 1000® Index[2,19]		(42.25%)	(43.62%)	(6.38%)	(4.94%)

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratio for fiscal year 2008 was 2.55% for Investor Class shares (prior to any fee waivers or expense reimbursements). The net expense ratio was 1.52%. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 8/31/2019 for Investor Class.

Climate Change Fund Commentary

Neuberger Berman Climate Change Fund is a long-term, thematic portfolio which invests globally in a diverse universe of companies that we believe are positioned to benefit directly or indirectly from efforts to address the impacts of climate change. For the six months ended February 28, 2009, the Fund underperformed its benchmark, the MSCI World Index, but kept pace with the more comparable HSBC Global Climate Change Index, during an extremely challenging environment for the global financial markets. In this difficult and highly volatile period, our relatively defensive and diversified approach also allowed us to outperform many "pure play" alternative and clean energy investment vehicles.

While near-term market headwinds persisted, a number of developments also appeared, setting the stage for what we believe are attractive long-term climate change-related growth opportunities. For instance, governments around the world seem to understand the challenges faced by the worldwide economy and have commenced unprecedented global policy responses, including rate cuts, stimulus packages and other initiatives. Interestingly, "green," "renewable" and "energy efficiency" policies have become common elements of various stimulus plans, totaling over $400 billion according to some estimates. For the U.S. in particular, President Obama's clearly articulated energy policies are prompting an ambitious agenda, supporting solar, wind and other alternative power sources as well as "smart grid," energy efficiency and advanced transportation technologies. Backed by a more Democratic and "greener" U.S. Congress, the new administration i mmediately demonstrated its commitment to these ideas through the implementation of the economic stimulus plan, which dedicated billions of dollars to energy and climate-related initiatives. We believe this is a positive first step and expect continued momentum for broader energy legislation (including the potential implementation of a national renewable electricity standard) and climate change policy throughout the coming year.

In view of ongoing market challenges, we proactively positioned the Fund in a more defensive fashion while offering significant upside and "fit" to the longer-term secular trends associated with climate change. While positive absolute performance was difficult to come by, our best performing stocks during the period fit into two primary categories: those that were primarily defensive in nature and those perceived by investors as beneficiaries of Obama's energy, infrastructure and environmental policies. In particular, regulated water and gas utilities with attractive dividend yields, steady cash flows and greater earnings visibility were stand-outs on a relative basis, as were larger capitalization, "best-of-breed" companies that have been taking market share from less healthy competitors. Smart grid/transmission-related entities also performed relatively well as the government began promoting additional grid infrastructure proj ects (up to $11 billion of stimulus funds), such as the build-out of electrical transmission, which makes it easier to deliver clean energy from often-rural areas to major population centers throughout the country. Finally, the attractiveness of "carbon-free" nuclear generation assets with long-term earnings potential was brought to the forefront with several newsworthy events. Specifically, Warren Buffett pursued nuclear utility Constellation Energy, which later received and accepted a higher competing offer from EDF; and Exelon, the nation's largest operator of nuclear plants and a key holding in the Fund, began its efforts to acquire independent power producer NRG Energy, which itself has a valuable Texas nuclear facility.

On the flip side, there were several factors that we believe impeded Fund performance, including a deteriorating automotive outlook (since a few Fund investments have products tied to automobiles), lingering questions about energy supply/demand imbalances and economy-wide concerns over capital rationing due to the current credit environment. For instance, even with continued progress toward "grid parity" (the point at which solar power is no more expensive than buying electricity from traditional energy sources), our solar sub-theme significantly underperformed as a tight credit market and softening demand led to concerns about solar panel oversupply and falling prices. The wind industry was also hindered by the weak credit market as economically marginal wind farms became un-economic following vastly higher project financing costs. Notwithstanding that wind is currently the cost-effective "green" power technology of choice, the loss of the marginal project developers coupled with industry capital expenditure reductions prompted concerns over turbine overcapacity—although we believe other well-established players, such as core holding FPL Group, continue to be well-positioned to grow and increase market share. Nonetheless, with wind and solar together comprising less than 1% of the total domestic energy pie, we still anticipate a sustained transition away from traditional carbon-based fossil fuels to more environmentally benign solutions in the coming decades. As such, we plan to position the Fund in those parts of the value chains that we believe offer the most attractive growth prospects and the best reward/risk at any particular point in time.

Given the volatile nature of the current equity markets, we continue to believe that the Fund's diversification—by segment, geography, market capitalization and sector—is a key advantage. We remain overweighted in U.S. securities—due largely to policy acceleration and increasing evidence of further economic slowing in Europe and parts of Asia—while having investments across all market capitalizations and within nine of the 10 S&P sectors. The three broad thematic investment components of the Fund include (as a percentage of assets) 45% Clean Energy, 30% Energy Efficiency and 19% Adaptation. In general, our strategy to shift to a more defensive posture and to focus on companies with seasoned management teams, stable cash flows and healthier end markets has helped to provide some support on a relative basis. Currently, our largest overweight positions include electrical grid management, natural gas, nuclear power and water.

In closing, with fully engaged political and regulatory regimes (both state and federal) as well as more receptive corporations and public consumers, we believe the move to a lower-carbon energy "diet" seems likely to create long-term investment opportunities across virtually every other economic sector. From a heightened importance of the power sector and renewables to a more positive setting for energy efficiency and conservation efforts, the diversity of interesting developments is enormous. Given the current market backdrop, we are maintaining our investment discipline and believe that Neuberger Berman Climate Change Fund remains very well positioned to benefit from the longer-term thematic trend of climate change investing.

Sincerely,

Ronald B. Silvestri
Portfolio Manager

Climate change-related companies may be particularly susceptible to such factors as environmental protection regulatory actions, changes in government standards and subsidy levels, changes in taxation, and other domestic and international, political, regulatory and economic developments. Such companies may also be significantly affected by the level or pace of technological change in industries focusing on energy, pollution and environmental control. Because society's focus on climate-change issues is relatively new, there could be significant changes of emphasis and direction, and rapid technological change, rendering even new approaches and products obsolete. The risks associated with these investments are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets.

To the extent that the Fund emphasizes small-, mid- or large-cap stocks, it takes on the associated risks. At times, large-cap stocks may lag other types of stocks in performance, which could cause a fund holding those stocks to perform worse than certain other funds. Small- or mid-cap stocks may fluctuate more widely in price than the market as a whole; underperform other types of stocks or be difficult to sell when the economy is not robust or during market downturns; be more affected than other types of stocks by the underperformance of a sector emphasized by the Fund. In addition, smaller companies in which the Fund may invest are often more volatile and less liquid than the stocks of larger companies; and these companies: may have a shorter history of operations than larger companies; may not have as great an ability to raise additional capital; and may have a less diversified product line, making them more susceptible to market pressure.

The composition, industries and holdings of the Fund are subject to change. Climate Change Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Climate Change Fund

TICKER SYMBOLS

Institutional Class	NBCLX
Class A	NBCAX
Class C	NBCCX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	1.3%
Consumer Staples	2.6
Energy	11.2
Financials	0.9
Health Care	0.7
Industrials	25.6
Information Technology	7.5
Materials	7.1
Utilities	43.1
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,10

	Inception Date	Six Month Period Ended 2/28/2009	Cumulative Total Return Ended 2/28/2009 Life of Fund
At NAV
Institutional Class	05/01/2008	(46.05%)	(51.82%)
Class A	05/01/2008	(46.16%)	(51.92%)
Class C	05/01/2008	(46.32%)	(52.23%)
With Sales Charge
Class A		(49.23%)	(54.69%)
Class C		(46.84%)	(52.68%)
Index
MSCI World Index[2,19]		(43.38%)	(49.00%)

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2008 were 25.07%, 16.86% and 28.63% for Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios were 1.03%, 1.28% and 2.03% for Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 8/31/2012 for Institutional Class, Class A and Class C.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Equity Fund Commentary

Neuberger Berman Emerging Markets Fund commenced operations on October 8, 2008. Although posting a decline in absolute terms, the Fund significantly outperformed its MSCI Emerging Markets benchmark over the first four months of operation. Strong relative returns in the Information Technology, Energy and Consumer Discretionary sectors contributed to performance. Lagging performance in the Materials and Utilities sectors detracted from returns.

Since the Fund is still in its infancy and this is the first opportunity we have had to write directly to shareholders, we thought it appropriate to detail our investment philosophy and methodology and provide our outlook for the intermediate future. We are bottom-up investors, focused on finding high quality companies trading at opportunistic prices—an approach we refer to as QUARP (quality at a reasonable price). We employ cash flow analysis to identify individual investment opportunities. We believe that cash flow is an effective method of evaluating a stock's upside potential as well as assessing its downside risk. Our goal is to invest in companies that have 50% price upside over a three-year period.

While our primary focus is on individual stock fundamentals, we are cognizant of macroeconomic trends that will impact different industry groups and the broad market. Also, to further manage risk we will maintain a diversified portfolio, holding between 70-100 stocks, with individual positions limited to 5% of the portfolio. In addition, we will not have more than a plus or minus 10% over- or underweight relative to our benchmark index in any one sector or country.

Looking ahead, we believe the worst of the declines for emerging market stocks may be over. The sharp sell-off in calendar year 2008 reflected investors' increasing aversion to risk and the subsequent repatriation of assets to investments perceived as being safer, most notably U.S. Treasury securities, the U.S. dollar and the Japanese yen. As a result, emerging markets saw credit spreads widen significantly and currencies depreciate sharply—both factors that further undermined emerging market equity prices. However, in recent months we have seen money flow back into emerging market equities, in large part due to the recognition that some emerging market economies are in better shape than the U.S. and other developed nations.

Currently, we are biased in favor of emerging markets in Asia such as China, India and Indonesia. These nations have low public and private debt-to-GDP ratios and relatively stable banking systems reflected in lower loan-to-deposit ratios, and have had relatively strong domestic demand growth driven by rapidly expanding middle classes. By comparison, the more indebted export-driven economies of Taiwan and Korea appear, in our view, to be less attractive.

Also, we have very limited exposure to Eastern Europe where there are troubling currency issues, the banking systems are fragile, and consumers and corporations have limited access to credit. We have mixed emotions regarding Latin American emerging markets. Mexico is problematic due to its dependence on exports to the U.S., where consumer and business spending is contracting. In addition, the Brazilian and Peruvian economies are primarily commodities based. We think that these commodities-oriented economies and stock markets will perform quite well when the global economy regains momentum. So, while currently cautious on Latin America, we will likely become more aggressive as we see evidence that the global economy is beginning to regain traction.

As of the close of this reporting period, the portfolio is overweighted in domestically driven Consumer Staples companies and less economically sensitive Health Care stocks. The portfolio is underweighted in Energy, because, over the short term, we believe that weak global demand will keep pressure on oil prices. However, we expect that a contraction in supply due to OPEC production cuts and a reduction in developed nation energy companies' capital spending will eventually support higher energy prices. Consequently, we are alert to evolving opportunities in the Energy sector. The portfolio is currently underweighted in Financials, where we remain troubled by the lack of transparency, the deteriorating economic outlook, and premium valuations in certain markets.

In closing, we are guardedly optimistic about the emerging market stocks and are confident that, if we effectively execute our investment discipline, the Fund could provide shareholders with the potential for favorable long-term returns.

Sincerely,

Conrad Saldanha
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, Emerging Markets Equity Fund diversifies the portfolio holdings over a wide array of countries and individual stocks.

Emerging Markets Equity Fund

TICKER SYMBOLS

Institutional Class	NEMIX
Class A	NEMAX
Class C	NEMCX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	4.8%
Consumer Staples	10.1
Energy	14.7
Financials	14.9
Health Care	7.8
Industrials	7.1
Information Technology	12.2
Materials	12.2
Telecomm Service	14.4
Utilities	1.0
Other	0.8
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,10

	Inception Date	Cumulative Total Return Ended 2/28/2009 Life of Fund
At NAV
Institutional Class	10/08/2008	(15.06%)
Class A	10/08/2008	(15.14%)
Class C	10/08/2008	(15.45%)
With Sales Charge
Class A		(20.02%)
Class C		(16.27%)
Index
MSCI Emerging Markets Index[2,19]		(23.64%)

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2008 were 2.09%, 2.45% and 3.20% for Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios were 1.25%, 1.50% and 2.25% for Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 8/31/2012 for Institutional Class, Class A and Class C.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Equity Income Fund Commentary

For the six months ended February 28, 2009, Neuberger Berman Equity Income Fund significantly outperformed its benchmark, the S&P 500 Index. Absolute returns for both the Fund and the index were negative, however, within an extremely difficult equity market.

During the past six months, the economy showed continued signs of weakness and the financial markets underwent dramatic stress, particularly after September as credit markets tightened severely. Commodities prices declined steeply on indications of slowing global growth, and by the end of the period, every sector within the S&P 500 had reported double-digit negative results.

Given our concerns about the financial markets, our approach this period was very conservative, with allocations reflecting a decidedly defensive stance. By February, the portfolio was approximately 20% invested in cash. Another approximately 10% of the portfolio was invested in floating rate notes—relatively safe short-term debt securities with floating interest rates. These decisions helped protect the Fund against the extreme and broad-based downturn in the market.

Our long-term strategy is to own securities that combine relatively high yields with the potential for capital appreciation. This tends to lead us to certain market segments, such as Utilities, Convertible Bonds and Real Estate Investment Trusts (REITs), among others.

We were meaningfully overweighted in Utilities during this period, which was a benefit to the portfolio, as Utilities performed better than the broader S&P 500. Utilities tend to offer relatively high dividends, that we currently believe are sustainable, and that we expect may grow over time. Stock selection within the sector was also favorable, with holdings including NSTAR, FPL Group and Xcel Energy among our top performers.

We were disappointed in the performance of our Convertible Bonds, however. These investments normally help investors avoid losses in weak equity markets. But during this period, because of the lack of liquidity and dislocations in the debt markets, convertibles suffered a loss of value beyond what we would have expected.

Our REITs holdings, technically part of the Financials sector, provided mixed results for the reporting period. Annaly Capital Management, Realty Income, GZI Real Estate Investment Trust, and Mack-Cali were positive relative contributors, while ProLogis and Equity Residential disappointed. We were underweighted relative to the market in more traditional financial stocks, which was a benefit, as this was the poorest performing sector of the benchmark index. However, we owned Bank of America and JP Morgan Chase—two stocks that underperformed as the outlook for banks worsened.

Our Energy investments had the most detrimental impact on performance this period. Between our equity and Convertible Bonds holdings, we were overweighted in the sector. As we approached this period, we had been adding to the portfolio's Energy allocation, believing that the sector had been oversold, and that resulting yields were very attractive. During the past six months, however, oil prices declined sharply, which negatively impacted our holdings. We also held a significant weighting in Canadian Income Trusts, which we currently favor because they tend to pay out a significant part of their earnings in dividends and provide higher yields than traditional energy stocks. Beyond the drop in commodities prices, securities denominated in Canadian dollars were hurt by a rally in the U.S. dollar during this period, and our holdings such as Canadian Oil Sands Trust, ARC Energy Trust and Cathedral Energy Services Income Trust disappo inted.

Elsewhere, we were underweighted relative to the index in consumer stocks, both in the Consumer Staples and Discretionary sectors. This decision was based on the economic, housing and employment environment and the stress it had placed on consumer spending. Our underweight had a mildly negative impact on our relative performance. We were also underweighted relative to the S&P 500 in Health Care. This was a detriment to relative performance as well, as Health Care, while negative, was one of the better performing sectors in the benchmark. Although some Health Care companies—especially big pharmaceutical names—pay good dividends, we avoided them on concerns that as patents expire, pricing will decline, leading to potentially lower revenues and earnings, and possibly dividend cuts.

Looking forward, we anticipate seeing a continuation of difficult conditions in the short term, including more weakness from indicators such as retail sales, home and auto sales, unemployment and GDP growth in the coming months. As a result, we continue to approach the market conservatively. At the same time, we are starting to see signs that, in our view, suggest improvement for the longer term. Given that interest rates remain very low, that oil prices have declined significantly, and that any positive impact from the government's stimulus package may still be to come, we hope to see improvement in the economy later this year or in early 2010. As the stock market tends to be a leading indicator, we would think that the markets could improve somewhat earlier than the economy as a whole, and we believe we will be well positioned to take advantage of that should it occur.

Sincerely,

Richard S. Levine, Tony Gleason and Sandy Pomeroy
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments in a wide array of stocks are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. Equity Income Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Equity Income Fund

TICKER SYMBOLS

Institutional Class	NBHIX
Class A	NBHAX
Class C	NBHCX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	2.5%
Consumer Staples	14.6
Energy	15.1
Financials	28.4
Health Care	4.3
Industrials	2.2
Materials	3.4
Utilities	29.5
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3

		Six Month	Average Annual Total Return Ended 2/28/2009
	Inception Date	Period Ended 2/28/2009	1 Year	Life of Fund
At NAV
Institutional Class	06/09/2008	(34.93%)	(30.85%)	(11.61%)
Class A17	06/09/2008	(35.22%)	(31.17%)	(11.79%)
Class C17	06/09/2008	(35.47%)	(31.53%)	(11.99%)
With Sales Charge
Class A17		(38.93%)	(35.13%)	(14.01%)
Class C17		(36.10%)	(32.20%)	(11.99%)
Index
S&P 500 Index[2,19]		(41.82%)	(43.32%)	(21.68%)

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

During the period from November 2, 2006 through June 9, 2008, the Fund's Trust Class had only one investor which could have impacted Fund performance. The inception date for the Fund's Institutional Class, Class A and Class C shares was June 9, 2008. Performance of the Fund's Institutional Class, Class A and Class C shares prior to that date links to that of the Fund's Trust Class shares, which had an inception date of November 2, 2006 and converted into Institutional Class shares on June 9, 2008.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2008 were 3.41%, 5.73% and 7.00% for Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios were 0.85%, 1.23% and 1.98% for Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 8/31/2012 for Institutional Class, Class A and Class C.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Focus Fund Commentary

For the six months ended February 28, 2009, equity investors experienced one of the most challenging periods in stock market history. All 10 sectors in the S&P 500 suffered double-digit percentage declines, with five falling by 40% or more. Even defensive sectors such as Consumer Staples, Health Care and Utilities fell by more than 20%. A historically high correlation between the performance of individual stocks and broad market indices—an indication of indiscriminate selling—made fundamentals, and therefore, research-driven, valuation-based stock selection largely irrelevant over the six-month period. For the reporting period, Neuberger Berman Focus Fund suffered a substantial decline, somewhat trailing the S&P 500.

Largely due to the respectable performance of a value based restaurant chain, our Consumer Discretionary holdings outperformed their respective S&P 500 sector component by a wide margin. The Fund's minimal exposure to Materials, the S&P 500's third worst performing sector, also enhanced relative returns.

The Fund underperformed in Health Care, in part because we did not own any of the big pharmaceutical companies, which held up relatively well amid market declines. We believed we were appropriately positioned in less economically sensitive companies in this defensive sector. However, unanticipated internal difficulties not directly related to the economy resulted in disappointing short-term performance for several of our holdings. Industrials sector holdings also underperformed due to our focus on more cyclical companies and lack of exposure to less economically sensitive sub-sectors such as defense. In hindsight, this was quite simply a mistake.

While we are not economists or market prognosticators, at this juncture we suspect that shareholders are interested in our opinions on the economy and the stock market. With the caveat that these are opinions, we are cautiously (quite cautiously) optimistic. There are plenty of things to worry about: still-constrained credit markets and a fragile banking system; declining home prices and increasing mortgage delinquencies; rising unemployment, which we don't believe is likely to peak before the end of 2009; and an over-leveraged consumer who is no longer willing or able to carry the economy on his/her back.

But by nature, investors are typically optimists at heart. Over the years, we have seen many seemingly insurmountable economic problems gradually worked out. We think that at some point within the next 12 to 18 months, corporate and consumer de-leveraging should run its course, home inventories will shrink and housing prices will stabilize, credit will become more readily available, and corporate America will begin hiring again. If past is prologue, the stock market could begin discounting a better economic environment well ahead of the fact.

We expect stock market volatility to continue. Our best guess is that over the next several quarters, the market will trade in a rather wide range, with breathtaking rallies and sharp declines continuing to unnerve investors. Eventually, perhaps toward the end of third quarter 2009, we believe the market will have built a base from which it can start to mount a sustainable advance.

How are we positioning the Focus Fund in this still uncertain economic and market environment? We are "balancing" the portfolio with big commitments in defensive sectors, such as Health Care, to protect against further market erosion and with significant exposure to cyclical sectors such as Energy, Industrials and Information Technology, to allow us to participate in the eventual economic and market recovery. We believe the severely beaten down Energy sector represents a particularly good long-term opportunity. We expect currently depressed demand to recover along with the global economy. With supply becoming even more constrained as OPEC holds production in check and developed nation energy companies cut exploration and production budgets, energy prices and energy company profits in our view should materially increase in the years ahead.

In closing, this historic market slump has been exceptionally painful for equity investors and portfolio managers charged with preserving and growing shareholder capital. We take our job and our commitment to shareholders seriously and will continue to do everything in our power to regain lost ground in the years ahead.

Sincerely,

David Levine
Portfolio Manager

Because the fund is concentrated in a small number of stocks, it will be substantially overweighed or underweighted in certain economic sectors at any given time. Therefore its performance is likely to be disproportionately affected by the factors influencing those sectors and may suffer if certain economic factors it emphasizes do not perform as expected. The risks associated with these investments are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change.

Focus Fund

TICKER SYMBOLS

Investor Class	NBSSX
Trust Class	NBFCX
Advisor Class	NBFAX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	12.8%
Consumer Staples	9.2
Energy	16.6
Financials	10.1
Health Care	18.2
Industrials	8.7
Information Technology	19.8
Utilities	4.6
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,9

		Six Month	Average Annual Total Return Ended 2/28/2009
	Inception Date	Period Ended 2/28/2009	1 Year	5 Years	10 Years	Life of Fund
Investor Class	10/19/1955	(44.14%)	(44.83%)	(10.00%)	(1.32%)	9.59%
Trust Class	08/30/1993	(44.19%)	(44.94%)	(10.18%)	(1.51%)	9.61%
Advisor Class	09/03/1996	(44.27%)	(45.10%)	(10.37%)	(1.75%)	9.57%
S&P 500 Index[2,19]		(41.82%)	(43.32%)	(6.63%)	(3.43%)	9.01%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2008 were 0.90%, 1.12% and 1.35% for Investor Class, Trust Class and Advisor Class shares, respectively.

Genesis Fund Commentary

For the six months ended February 28, 2009, stocks experienced a massive sell-off in virtually every market sector. All 10 of the Russell 2000® Index's sectors suffered double-digit percentage declines, with seven of 10 sectors falling 40% or more. Even traditionally defensive sectors such as Consumer Staples, Health Care and Utilities posted sizable losses. On a stock selection basis, the Neuberger Berman Genesis Fund outperformed in seven of the nine sectors in which it was invested. However, during a period of almost unprecedented correlation between the performance of individual stocks and broad market indices (reflecting largely indiscriminate selling) this translated into only modestly better (negative) performance for the Fund than its Russell 2000 benchmark.

During this exceptionally challenging period, we continued to focus on three investment themes. For the last several years we have been concerned about the overleveraged consumer. Consequently, we have been significantly underweighted in Consumer Discretionary stocks and credit sensitive Financials sector companies such as banks, savings and loans, consumer credit companies, and real estate investment trusts (REITs). This strategy was relatively successful in this six-month reporting period as evidenced by the good relative performance (unfortunately, smaller declines) in our Consumer Discretionary and Financials sector holdings. Despite the pounding taken by Consumer Discretionary and Financials stocks and what at first glance might appear to be bargain basement valuations, we think stocks in these sectors will remain weak as consumers de-lever and credit sensitive financial companies suffer ongoing credit losses.

Our second theme was to invest in sectors such as Energy and select Industrials that we believed would benefit from emerging market demand. Although contributing substantially to Genesis Fund's superior performance in recent years, this strategy was largely ineffective during the reporting period. Overweights in Energy and Industrials (the worst and third worst performing sectors in the Russell 2000) had the most negative impact on portfolio returns. Clearly growth has slowed considerably in emerging market powerhouses Brazil, Russia, India and China, and emerging market economies in Eastern Europe are increasingly fragile. However, we believe a rapidly expanding middle class in the emerging markets will ultimately prove to be a valid long-term source of demand for energy, industrial materials, and select capital goods companies. Moreover, the increasingly pressured supply of energy, exacerbated by falling investment and steep d epletion rates, could counterbalance cyclical demand declines.

Our third longstanding theme—investing in "Steady Eddie" earners in relatively economically insensitive sectors such as Consumer Staples, Health Care and defense—produced mixed results. Our overweighting and superior relative performance in Consumer Staples enhanced relative returns. However, earnings for Health Care holdings, particularly veterinarian and dental supplies companies, proved more vulnerable than we had anticipated as the economy deteriorated. Put another way, when the economy is in free fall, almost every company is cyclical. Earnings for most of these companies remained positive—no mean feat in this dismal economy—but did not meet consensus expectations and as a result we saw substantial multiple contraction.

Over the past year, we have focused even more of our attention on balance sheet strength and the ability of companies to internally finance growth rather than depending on the still-hobbled credit markets. We believe these are the companies that will survive today's economic turmoil and emerge with better competitive positions in their respective businesses and improved long-term earnings power.

While we are not economists or market forecasters, the most common questions we hear are, "How bad will it get?" and "How long will it last?" Our answer is that we simply do not know. Consumers may have become sufficiently frightened to tighten their purse strings for an extended period of time, while stabilizing the financial sector and improving the credit markets may be difficult and time-consuming tasks. In one sense, we are encouraged by widespread pricing dislocations in a stock market that has failed to acknowledge quality or value, since this has created a wealth of attractive long-term investment opportunities that we believe will generously reward Genesis shareholders when the current economic and market clouds eventually dissipate.

In closing, this has been one of the most painful periods for equity investors in history. However, we believe the U.S. economy is resilient and that it will eventually recover. Based on past experience, we think the equity market should recover as well, with the stocks of high quality, financially strong companies leading the way.

Sincerely,

Judith M. Vale and Robert D'Alelio
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Genesis Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Genesis Fund

TICKER SYMBOLS

Investor Class	NBGNX
Trust Class	NBGEX
Advisor Class	NBGAX
Institutional Class	NBGAX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	5.7%
Consumer Staples	8.7
Energy	12.7
Financials	10.8
Health Care	20.7
Industrials	24.8
Information Technology	9.3
Materials	6.2
Utilities	1.1
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3

		Six Month	Average Annual Total Return Ended 2/28/2009
	Inception Date	Period Ended 2/28/2009	1 Year	5 Years	10 Years	Life of Fund
Investor Class	09/27/1988	(43.93%)	(40.81%)	(0.30%)	8.54%	10.61%
Trust Class	08/26/1993	(43.92%)	(40.76%)	(0.34%)	8.50%	10.62%
Advisor Class	04/02/1997	(44.00%)	(40.93%)	(0.61%)	8.22%	10.43%
Institutional Class[7]	07/01/1999	(43.85%)	(40.61%)	(0.09%)	8.80%	10.74%
Russell 2000® Index[2,19]		(46.91%)	(42.38%)	(6.68%)	1.22%	6.43%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2008 were 1.04%, 1.11%, 1.37% and 0.86% for Investor Class, Trust Class, Advisor Class and Institutional Class shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 8/31/2019 for Institutional Class.

Guardian Fund Commentary

For the six months ended February 28, 2009, Neuberger Berman Guardian Fund slightly underperformed its benchmark, the S&P 500 Index. In an extremely punishing market, absolute returns for both the Fund and the index were negative.

Our investment approach has been tested in difficult markets before. Because of the quality of the businesses underlying our equity investments, the Fund typically has shown resilience in stressed markets, and then outperformance when markets have improved. Even so, we approached this period with extreme caution. Expecting a challenging environment, we had already been moving away from economically sensitive positions into companies with more predictable, sustainable business models—and, to some degree as a result of this, in calendar year 2008 we maintained a performance advantage year-to-date through the end of the third quarter.

As the severity of issues in the financial system intensified, and the credit markets seized, we immediately began reevaluating our companies. Since the economic backdrop was evolving quickly, we had to consider the new risks that our holdings might face in the months ahead. Especially toward the end of 2008, as investors sought liquidity, the sell-off in the markets was pronounced and indiscriminate, and this damaged performance even as we moved to insulate the portfolio against what we considered the most at-risk companies and sectors.

Since we thoroughly evaluate the business risks portfolio candidates may face, the composition of our portfolio by sector and industry group differs from that of the broader equity market. While portfolio returns roughly matched market returns during this period, our fundamental research kept us out of some of the worst performing stocks.

The two weakest sectors of the S&P 500 were Financials and Industrials. Because of strong stock selection, these sectors made the largest positive contributions to Fund relative performance. And Consumer Staples, one of the better performing sectors in the S&P 500, is an area we avoided completely. Although Consumer Staples is often considered a safe haven, across sectors we sought companies we perceived to have similar defensive business characteristics, but with greater upside potential, and without the premium prices stocks in the Consumer Staples sector typically command in a difficult market.

The Washington Post Company, a Consumer Discretionary stock, is an example. While the stock declined, it outperformed the sector. The global diversified media and education company was one of our better performers for this period. Most of the company's revenues are generated by its educational services targeting working adults and its predominantly rural cable television business. For-profit education companies have enjoyed strong growth, and the cable operation is expanding broadband offerings for rural customers. We believe the strength of these franchises and management's track record position the company for long-term growth, and we believe the stock is undervalued relative to its strong growth and cash-flow characteristics.

In Energy, BG Group, while down in absolute terms, was another strong contributor on a relative basis. BG is a global vertically integrated natural gas company with exploration, production, transmission and distribution capabilities. We expect global demand for natural gas will continue to trend upward based on its lower emission profile relative to oil and coal. We believe that BG Group's breadth of operations and leadership in the global liquefied natural gas market position the company for profitable growth. We added to our BG holding as commodities prices declined.

While the performance of our Financials holdings was positive relative to the benchmark, the rapidly changing economic backdrop led us to reassess the business prospects of several holdings. Specifically, the REIT sector declined on perceived and real issues surrounding the availability of credit. Similarly, in the face of a widening financial crisis, concerns about availability of credit and downward pressure on operating margins hurt American Express. Considering these risks, we eliminated our positions in Weingarten Realty Investors and General Growth Properties—our Real Estate Investment Trusts (REITs)—and American Express, but not before incurring meaningful losses versus our original cost.

Looking ahead, we anticipate that fundamental winners and losers will emerge from calendar year 2008's unprecedented events. Our recent purchase of Intercontinental Exchange (ICE) is an example. ICE operates a global electronic exchange and clearinghouse for listed and over-the-counter futures and options. We believe the need for centralized clearing and management of derivatives trades will increase as a result of the current credit crisis, as trading partners and regulators focus on counterparty credit exposures. ICE should also be well positioned to gain from the global push for trading transparency. While near-term earnings are inherently hard to predict, we think ICE could see long-term benefits from changes now underway in the financial industry.

Our investment process is focused on identifying high quality businesses and purchasing their equities when they are attractively valued. While the near-term path of the economy is uncertain, we remain positive on the outlook for our companies and believe they are positioned to take market share and grow ahead of their peers across market cycles. Furthermore, we believe that market volatility is creating valuation opportunities in the equities of a select few, well-managed businesses that are positioned for growth. Now, more than ever, we remain committed to our investment principles and look forward to serving your investment needs in the future.

Sincerely,

Arthur Moretti
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in mid- to large-cap stocks are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change. Guardian Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Guardian Fund

TICKER SYMBOLS

Investor Class	NGUAX
Trust Class	NBGTX
Advisor Class	NBGUX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	19.3%
Energy	10.9
Financials	14.9
Health Care	8.6
Industrials	18.1
Information Technology	20.7
Materials	3.5
Utilities	4.0
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,8,15

		Six Month	Average Annual Total Return Ended 2/28/2009
	Inception Date	Period Ended 2/28/2009	1 Year	5 Years	10 Years	Life of Fund
Investor Class	06/01/1950	(42.21%)	(42.49%)	(4.36%)	(1.51%)	10.35%
Trust Class	08/03/1993	(42.26%)	(42.61%)	(4.52%)	(1.64%)	10.32%
Advisor Class	09/03/1996	(42.38%)	(42.85%)	(4.95%)	(2.05%)	10.22%
S&P 500 Index[2,19]		(41.82%)	(43.32%)	(6.63%)	(3.43%)	10.20%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2008 were 0.90%, 1.07% and 3.44% for Investor Class, Trust Class and Advisor Class shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratio was 1.51% for Advisor Class. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 8/31/2019 for Advisor Class.

International Fund Commentary

International stocks trailed U.S. equities for the six months ended February 28, 2009, with the MSCI EAFE® Index declining 44.49% versus a 41.82% loss for the S&P 500. Statistics on the performance of individual market sectors and the international stock markets in the EAFE universe illustrate the depth and breadth of the current global bear market. All 10 EAFE sectors suffered double-digit percentage declines, with four sectors declining by 40% or more and nine falling by at least 30%. Even traditionally defensive sectors such as Consumer Staples, Health Care, Telecommunications and Utilities suffered steep declines. All 21 national stock markets represented in EAFE experienced setbacks. In the reporting period, during which we saw largely indiscriminate selling across all sectors in all international markets, Neuberger Berman International Fund declined, roughly matching the performance of its EAFE benchmark .

The portfolio's underweighting in Financials and Materials, the worst performing EAFE sectors, enhanced relative returns. An overweight in Consumer Staples, the EAFE's second-best performing sector, also benefited the portfolio. Although Financials have been beaten down to the point that they appear attractively priced, the potential for further write-downs and the significant de-leveraging of financial companies' balance sheets cause us to continue to tread cautiously in this sector. The underweight in Materials resulted from the elimination of positions in what we believe to be the most economically sensitive materials companies. Ongoing economic uncertainty has caused us to remain underweighted in this highly cyclical sector. In contrast, given still-volatile market conditions, we continue to appreciate the more defensive characteristics of high quality Consumer Staples stocks.

Energy sector holdings had the most negative impact on relative performance. The portfolio was neutral weighted in Energy, but our bias toward "upstream" exploration and production companies and more modest exposure to the major integrated oils resulted in disappointing relative returns. Going forward, with oil prices coming off their lows and appearing to stabilize in the $40-$50 per barrel range, we believe that some of the pressure on our Energy holdings will abate. Information Technology sector holdings also underperformed due largely to our tilt toward small-cap tech companies, which lagged their larger counterparts.

The portfolio's exposure to non-EAFE markets (emerging markets and Canada), on average 13.2% of assets over the course of the reporting period, was modestly positive relative to developed countries as returns from some of our emerging market investments compensated for a decline in Canadian holdings. By the close of the period, non-EAFE market investments were 14.6% of assets.

Recently, we have been taking advantage of evolving opportunities in the Telecommunications sector, in which relatively good operating results have been somewhat ignored by the stock market. The portfolio's telecom holdings have strong balance sheets, and have been able to preserve profit margins and cash flows by quickly reducing capital expenditures. More importantly over the long term, we believe the growth in data transmission traffic from the use of "smart phones" is a sustainable secular trend that will support revenue and earnings growth for wireless telephone operators, especially those with strong franchises in emerging markets.

With the ongoing credit crisis and financial market turmoil clouding the short- and intermediate-term economic and corporate profit outlook, we remain cautious. The most recent recessions have been rather shallow and short-lived, largely because consumers remained relatively resilient. However, this time around, there is ample evidence that the over-extended consumer is retrenching. Combined with the still-constrained credit markets, this may well result in a longer and deeper economic contraction. Consequently, the portfolio remains more defensively positioned, with significant overweights in Consumer Staples and Health Care and underweights in the Financials and Consumer Discretionary sectors.

Across sectors, we are focusing on high quality, nimble companies with minimal near-term refinancing needs. We remain committed to our QUARP (quality at a reasonable price) discipline of investing in high quality, financially strong companies with good organic growth opportunities—an approach that we believe can deliver attractive returns over the long term.

Sincerely,

Benjamin Segal
Portfolio Manager

The Fund is currently closed to new investors.

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets.

The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, International Fund diversifies the portfolio holdings over a wide array of countries and individual stocks.

International Fund

TICKER SYMBOLS

Investor Class	NBISX
Trust Class	NBITX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	7.9%
Consumer Staples	16.2
Energy	8.6
Financials	11.1
Health Care	18.7
Industrials	15.6
Information Technology	8.5
Materials	5.6
Telecomm Service	7.8
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,8,16

		Six Month	Average Annual Total Return Ended 2/28/2009
	Inception Date	Period Ended 2/28/2009	1 Year	5 Years	10 Years	Life of Fund
Investor Class	06/15/1994	(44.44%)	(49.69%)	(1.82%)	2.17%	4.41%
Trust Class[5]	06/29/1998	(44.44%)	(49.72%)	(1.93%)	2.47%	4.65%
MSCI EAFE® Index[2,19]		(44.49%)	(49.94%)	(2.84%)	(0.67%)	1.98%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2008 were 1.28% and 1.38% for Investor Class and Trust Class shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 8/31/2012 for Investor Class and 8/31/2019 for Trust Class.

International Institutional Fund Commentary

International stocks trailed U.S. equities in the six months ended February 28, 2009, with the MSCI EAFE® Index declining 44.49 % versus a 41.82% loss for the S&P 500. Statistics on the performance of individual market sectors and the international stock markets in the EAFE universe illustrate the depth and breadth of the current global bear market. All 10 EAFE sectors suffered double-digit percentage declines, with four sectors declining by 40% or more and nine falling by at least 30%. Even traditionally defensive sectors such as Consumer Staples, Health Care, Telecommunications and Utilities suffered steep declines. All 21 national stock markets represented in EAFE experienced setbacks. In the reporting period, during which we saw largely indiscriminate selling across all sectors in all international markets, Neuberger Berman International Institutional Fund declined, roughly matching the performance o f its EAFE benchmark.

The portfolio's underweighting in Financials and Materials, the worst performing EAFE sectors, enhanced relative returns. An overweight in Consumer Staples, the EAFE's second-best performing sector, also benefited the portfolio. Although Financials have been beaten down to the point that they appear attractively priced, the potential for further write-downs and the significant de-leveraging of financial companies' balance sheets cause us to continue to tread cautiously in this sector. The underweight in Materials resulted from the elimination of positions in what we believe to be the most economically sensitive materials companies. Ongoing economic uncertainty has caused us to remain underweighted in this highly cyclical sector. In contrast, given still-volatile market conditions, we continue to appreciate the more defensive characteristics of high quality Consumer Staples stocks.

Energy sector holdings had the most negative impact on relative performance. The portfolio was neutral-weighted in Energy, but our bias toward "upstream" exploration and production companies and more modest exposure to the major integrated oils resulted in disappointing relative returns. Going forward, with oil prices coming off their lows and appearing to stabilize in the $40-$50 per barrel range, we believe that some of the pressure on our Energy holdings will abate. Information Technology sector holdings also underperformed due largely to our tilt toward small-cap tech companies, which lagged their larger counterparts.

The portfolio's exposure to non-EAFE markets (emerging markets and Canada), on average 13.6% of assets over the course of the reporting period, was modestly positive relative to developed countries as above-EAFE-average returns from some of our emerging market investments compensated for lagging results from our Canadian holdings. By the close of the period, non-EAFE market investments were 15.0% of assets.

Recently, we have been taking advantage of evolving opportunities in the Telecommunications sector, in which relatively good operating results have been somewhat ignored by the stock market. The portfolio's telecom holdings have strong balance sheets, and have been able to preserve profit margins and cash flows by quickly reducing capital expenditures. More importantly over the long term, we believe the growth in data transmission traffic from the use of "smart phones" is a sustainable secular trend that will support revenue and earnings growth for wireless telephone operators, especially those with strong franchises in emerging markets.

With the ongoing credit crisis and financial market turmoil clouding the short- and intermediate-term economic and corporate profit outlook, we remain cautious. The most recent recessions have been rather shallow and short-lived, largely because consumers remained relatively resilient. However, this time around, there is ample evidence that the over-extended consumer is retrenching. Combined with the still-constrained credit markets, this may well result in a longer and deeper economic contraction. Consequently, the portfolio remains more defensively positioned, with significant over-weights in Consumer Staples and Health Care and underweights in the Financials and Consumer Discretionary sectors.

Across sectors, we are focusing on high quality, nimble companies with minimal near-term refinancing needs. We remain committed to our QUARP (quality at a reasonable price) discipline of investing in high quality, financially strong companies with good organic growth opportunities—an approach that we believe can deliver attractive returns over the long term.

Sincerely,

Benjamin Segal
Portfolio Manager

The Fund is currently closed to new investors.

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets.

The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, International Institutional Fund diversifies the portfolio holdings over a wide array of countries and individual stocks.

International Institutional Fund

TICKER SYMBOLS

Institutional Class	NBIIX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	7.8%
Consumer Staples	16.2
Energy	8.6
Financials	10.9
Health Care	18.9
Industrials	15.5
Information Technology	8.6
Materials	5.7
Telecomm Service	7.8
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,8

		Six Month	Average Annual Total Return Ended 2/28/2009
	Inception Date	Period Ended 2/28/2009	1 Year	Life of Fund
Institutional Class	06/17/2005	(44.80%)	(49.76%)	(9.48%)
MSCI EAFE® Index[2,19]		(44.49%)	(49.94%)	(7.36%)

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratio for fiscal year 2008 was 1.13% for Institutional Class (prior to any fee waivers or expense reimbursements). The net expense ratio was 0.87%. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 8/31/2019 for Institutional Class.

International Large Cap Fund Commentary

International stocks lagged U.S. equities for the six months ended February 28, 2009, with the MSCI EAFE® Index falling 44.49% versus a 41.82% loss for the S&P 500. All 10 EAFE sectors suffered double-digit percentage declines, with four sectors declining by 40% or more and nine falling by at least 30%. Even defensive sectors such as Consumer Staples, Health Care, Telecommunications and Utilities were pummeled in this unforgiving and largely indiscriminate stock market sell-off. All 21 international stock markets represented in the EAFE posted losses. During this challenging six-month period, Neuberger Berman International Large Cap Fund declined but modestly outperformed the EAFE benchmark.

The portfolio's underweighting in Financials and Materials, the worst performing EAFE sectors, enhanced relative returns for the reporting period. The portfolio's overweight in Consumer Staples, the EAFE's second best performing sector, also benefited results.

Although the severely depressed Financials sector is starting to attract some attention from stock market bottom feeders, we are not yet tempted to increase our exposure in this sector. The lack of transparency of financial assets and potential for additional write-downs, as well as the deleveraging of financial company balance sheets cause us to continue to tread lightly in this sector. Economic uncertainty has prompted us to remain underweighted in the highly cyclical Materials sector. Meanwhile, ongoing market volatility has caused us to maintain an overweight in the more defensive Consumer Staples sector.

For the reporting period, Energy sector holdings penalized both absolute and relative performance. The portfolio was neutrally weighted relative to the benchmark in Energy, but our bias toward exploration and production companies and more modest exposure to the major integrated oil companies penalized relative returns. Going forward, with oil prices coming off their lows and appearing to stabilize in a range of $40 and higher, we believe that some of the pressure on our Energy holdings could dissipate. Elsewhere, Industrials sector holdings underperformed due in part to substantial positions in manufacturing companies serving the energy industry.

In contrast, the portfolio's exposure to non-EAFE markets (emerging markets and Canada), on average 14.5% of assets over the course of the reporting period, was modestly positive relative to developed countries as returns for the Fund's emerging markets investments, which were better than the EAFE average, helped compensate for the relatively weak results of our Canadian holdings. By the close of the period, non-EAFE market investments were 14.6% of assets.

Recently, we have been adding to positions in the Telecommunications sector, where relatively good operating results and what we believe are improving future prospects are being somewhat ignored by the stock market. The telecom companies we have been accumulating appear financially strong and have preserved profit margins and cash flows by adept management of their capital expenditures. Longer term, we believe that the growth in data transmission traffic from the use of "smart phones" will continue to produce incremental revenue and earnings growth for wireless telephone operators, especially those with strong franchises in emerging markets.

With the ongoing credit crisis and financial market turmoil obscuring the near-to-intermediate-term future, we remain cautious. The last two global recessions have been rather shallow and short-lived, largely due to the resilient consumer. However, this time around, there is ample evidence that the overextended consumer is pulling back. With the world's banking systems still fragile and credit still constrained, we believe this recession may be more severe and longer lived. Consequently, the portfolio remains more defensively postured, with significant overweights in Consumer Staples and Health Care and underweights in the Financials and Consumer Discretionary sectors.

Across all market sectors, we are focusing on high quality, financially strong companies capable of quickly adapting to changing conditions in their respective industries. We continue to adhere to our QUARP—quality at a reasonable price—discipline of investing in high quality companies with good organic growth opportunities. We are confident that this discipline can provide the potential for attractive returns over the long term.

Sincerely,

Benjamin Segal
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States and from investments in large-cap stocks are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, International Large Cap Fund diversifies the portfolio holdings over a wide array of countries and individual stocks.

International Large Cap Fund

TICKER SYMBOLS

Trust Class	NILTX
Institutional Class	NILIX
Class A	NBNAX
Class C	NBNCX

SECTOR ALLOCATION

(% of Equity Market Value)

Consumer Discretionary	8.2%
Consumer Staples	18.4
Energy	8.6
Financials	13.5
Health Care	18.0
Industrials	11.9
Information Technology	7.2
Materials	6.1
Telecomm Service	8.1
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,8

		Six Month	Average Annual Total Return Ended 2/28/2009
	Inception Date	Period Ended 2/28/2009	1 Year	Life of Fund
At NAV
Trust Class	08/01/2006	(43.10%)	(46.83%)	(17.48%)
Institutional Class[7]	10/06/2006	(42.90%)	(46.59%)	(17.16%)
Class A18	12/20/2007	(43.08%)	(46.81%)	(17.47%)
Class C18	12/20/2007	(43.22%)	(47.21%)	(17.73%)
With Sales Charge
Class A18		(46.37%)	(49.87%)	(19.34%)
Class C18		(43.77%)	(47.72%)	(17.73%)
Index
MSCI EAFE® Index[2,19]		(44.49%)	(49.94%)	(18.74%)

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2008 were 1.39%, 1.00%, 1.72% and 4.12% for Trust Class, Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios were 1.30%, 0.95%, 1.37% and 2.07% for Trust Class, Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 8/31/2012 for Trust Class, Institutional Class, Class A and Class C.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Disciplined Growth Fund Commentary

For the six months ended February 28, 2009, Neuberger Berman Large Cap Disciplined Growth Fund outperformed its benchmark, the Russell 1000® Growth Index. While the Fund outperformed the index, absolute returns for both were negative.

The Fund performed well relative to the benchmark during a tremendously negative environment for stocks—perhaps the most difficult six-month period since the Great Depression.

Leading up to this downturn, the financial system, consumers and the housing market had reached unprecedented levels of leverage. We approached this period with great skepticism, believing that a defensive approach was wise in light of our concerns about growing unemployment, ongoing issues in the housing market, and expectations about declines in GDP growth.

From September through February, the deleveraging was dramatic. Housing and commodity prices declined, consumer spending and confidence dropped, the banking system collapsed, and credit tightened severely. Our caution was warranted as these factors led to significantly lower GDP growth in the U.S. and abroad, and had a disastrous effect on the market as a whole.

As part of our defensive positioning, we were overweighted in relatively economically insensitive categories, such as Consumer Staples, Health Care, Telecommunications and Utilities. We were underweighted in cyclical sectors such as Industrials, Information Technology and Materials. Most of these decisions proved beneficial. The portfolio's cash equivalent position, although small, was also a positive in a market that was decidedly down.

Although technically a Consumer Discretionary stock, Amazon.com was one of our top performers this period. Amazon.com has a dominant and growing market position in a segment that really only includes one major competitor. With a broad product lineup, the company has become a one-stop source for growing numbers of online purchasers. It offers competitive pricing, and has improved margins by aggressively reducing distribution expenses. This was an advantage while gas prices were at a high, and continues to benefit the company in this slow spending environment.

In Health Care, Gilead Sciences was a benefit. Gilead is a biopharmaceutical company specializing in medications for the prevention and treatment of global pandemic disease. Gilead has a dominant position in the HIV treatment market—a segment that, unfortunately, is growing—through its therapies Viread, Truvada and Atripla. The company also manufactures hepatitis treatments and the flu vaccine Tamiflu. We continue to have a positive outlook for the stock, since disease treatment is a less economically sensitive area, as these therapies are unlikely to be affected by Medicare spending cuts, and due to strong patent positions and small susceptibility to generic competition.

Within Materials, Freeport-McMoRan, the world's largest copper producer, was another top performer. We added the stock in the calendar first quarter, believing that the firm would benefit from increased domestic infrastructure spending under the stimulus plan, plus major ongoing infrastructure spending in China. Among companies in this position, Freeport, we believe, will further benefit from the tight copper market.

Disappointments included Canadian Natural Resources, an oil and natural gas company. We own the stock primarily for exposure to vast Canadian oil sand deposits. As commodity prices dropped during the period, the stock suffered. We remain positive on its longer-term prospects, however. The company is profitable even at current oil prices. And while separating oil from sand is expensive, this is a known reserve of oil, in a geopolitically stable area, and we believe the firm will be able to increase production dramatically in the coming years.

Lockheed Martin is another company we believe is well positioned for future growth, although the stock underperformed on fears of military spending cuts. Lockheed manufactures the F-22—a technologically advanced fighter jet that could be critical to maintaining air superiority as the U.S. begins replacing aging F-15s—as well as the F-35 Joint Strike Fighter. We continue to own Lockheed, on the strength of the business, and for its predictable earnings, strong balance sheet and cash flows.

Wells Fargo also underperformed during the period, and we sold our position. With the housing market deteriorating, and, as yet, no real plan to value "toxic assets" or a clear understanding of how equity holders might be diluted under various government rescue options, we believe better opportunities exist elsewhere.

While the markets suffered dramatically this period, we believe that removing excesses from the system is healthy. More rational consumer behavior, more typical housing markets, less leverage in the banking system—factors like these are positive for the longer term. And while it's difficult to estimate how long it will take for the economy to substantially recover, or until we reach the inflection point, we have clearly made progress. Within this scenario, we believe that defensive positioning continues to be warranted but are also looking for opportunities to add exposure to the upside. We are beginning to build positions in companies we are comfortable owning in this environment, but that should benefit further as liquidity increases and as the economy begins to improve.

Sincerely,

Daniel D. Rosenblatt, John J. Barker, Daniel J. Fletcher and Lawrence K. Fisher
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments primarily in companies of large capitalization are set forth in the prospectus and statement of additional information.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. Large Cap Disciplined Growth Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Large Cap Disciplined Growth Fund

TICKER SYMBOLS

Institutional Class	NBLIX
Class A	NBLAX
Class C	NBLCX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	9.7%
Consumer Staples	17.7
Energy	10.1
Financials	3.0
Health Care	19.4
Industrials	7.0
Information Technology	22.4
Materials	5.0
Telecomm Service	3.0
Utilities	2.7
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3

		Six Month	Average Annual Total Return Ended 2/28/2009
	Inception Date	Period Ended 2/28/2009	1 Year	Life of Fund
At NAV
Institutional Class	12/20/2007	(35.73%)	(35.58%)	(36.34%)
Class A	12/20/2007	(35.84%)	(35.84%)	(36.62%)
Class C	12/20/2007	(36.12%)	(36.33%)	(37.07%)
With Sales Charge
Class A		(39.53%)	(39.53%)	(39.67%)
Class C		(36.75%)	(36.96%)	(37.07%)
Index
Russell 1000® Growth Index[2,19]		(39.90%)	(40.03%)	(39.45%)

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2008 were 12.01%, 3.48% and 4.18% for Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios were 0.80%, 1.25% and 1.99% for Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 8/31/2012 for Institutional Class, Class A and Class C.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Growth Fund Commentary

During one of the most difficult periods on record for the equity markets, Neuberger Berman Mid Cap Growth Fund outperformed its benchmark, the Russell Midcap® Growth Index. However, for the six months ended February 28, 2009, both the Fund and the index posted negative returns.

During this time—which was characterized in general by worsening news concerning the financial sector, employment, GDP growth, consumer spending and sentiment, and the housing market—every sector within the index suffered declines of greater than 30%. Eight of the 10 Index sectors declined by more than 40%, and for the bottom three, declines were greater than 50%. The period was also characterized by tremendous rotation—among the sectors, capitalization ranges, and fundamental characteristics of the stocks that moved in and out of favor. Looking at the period as a whole, the worst performing sector was Energy—down nearly 60% during the time period—as commodity prices declined dramatically. Energy was followed by Materials and Financials, which also performed poorly.

Despite the fact that Energy was the most difficult sector for the period, our stock selection was very strong, and benefited performance. We focused on companies with good earnings visibility, primarily in the domestic oil and natural gas area, and saw strong relative performance from exploration companies including Concho Resources. Although we had moved out of most of our energy services names, service and technology firm Core Laboratories remains in the portfolio.

Another area where we added value via strong stock selection was in the generally weak Consumer Discretionary sector. Our secondary education holdings continued to perform particularly well, with DeVry and Strayer Education providing strong returns. Secondary education tends to be a more defensive area of the Consumer Discretionary sector, which has helped results. In general, as unemployment rises, these companies tend to benefit, as people may either go back to school if unemployed, or seek additional training for job security.

Within Consumer Staples, where the Fund also outperformed the benchmark on stock selection, Ralcorp Holdings was a standout. A private-label foods packager, Ralcorp is a high quality name with good earnings visibility that saw sharply increasing revenues during this period.

The Fund outperformed the index within the difficult Financials sector as well. We moved completely out of banking during the period to focus on asset management and exchange-related firms. Such holdings include BlackRock, Lazard, Intercontinental Exchange and NASDAQ. NASDAQ held up relatively well during the period, and we believe our holdings in the Financials Sector as a whole are well positioned for the future.

Industrials was the final net positive for the portfolio. Within the sector, C.H. Robinson Worldwide, a trucking broker with very good margins, performed well. This company continues to have good pricing power in both sides of the equation. We also continue to hold names like Danaher, Fastenal and Precision Castparts. These are high quality names with good earnings visibility and cash flows, and self-sustaining business models. We think these already advantaged companies have proven management track records and should be able to weather the current economic storm. In addition, as the economy begins to turn around, these companies should, in our view, be well positioned competitively and may even complete acquisitions that would improve their competitiveness.

The Fund underperformed the benchmark within Information Technology during this reporting period, as Microsemi strongly disappointed after lowering guidance on revenues and earnings. We sold the position. We also underperformed in Telecommunications; however, we continue to believe in the wireless companies we own. Names like SBA Communications, a cell tower company, and NII Holdings, a wireless provider, underperformed due to concerns about financing availability. We believe these concerns are overdone and that these companies should not have any difficulty securing financing needs longer-term. In Health Care, a final area of underperformance, we continue to like companies including Myriad Genetics, a genetic testing company, and Illumina, a firm that sells testing equipment.

As we move forward, we are selectively shifting the portfolio away from last year's defensive stance, and beginning to position the portfolio for a more constructive market environment. As such, we have begun to reduce our defensive

Health Care holdings. We are selectively adding to our Consumer Discretionary allocation, as well as beginning to shift some focus away from our successful secondary education theme in favor of the more aggressive Gaming, Lodging and Retail sub-sectors. As mentioned, we will likely remain overweighted in Telecommunications as well. Within Information Technology, where our focus was primarily defensive, we plan to become less defensive through areas that tend to move more with the market on the upside, such as semiconductors.

The companies that meet our fundamental criteria generally have strong balance sheets in that they possess good cash flow characteristics and are underleveraged and, therefore, do not have to go to the market for financing. This should benefit them on a competitive basis since credit, although improving, remains fairly tight. Improvements in credit availability are one key to a better economic environment going forward, and we expect that we may see other signs of positive change by the second half of the year as well. We continue to believe that stock selection will be the key to long-term returns, and that a more typical market will reward companies that possess the strong fundamentals and quality growth characteristics that we seek.

Sincerely,

Kenneth J. Turek
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies with mid-market capitalization are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Mid Cap Growth Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Mid Cap Growth Fund

TICKER SYMBOLS

Investor Class	NMANX
Trust Class	NBMTX
Advisor Class	NBMBX
Institutional Class	NBMLX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	15.6%
Consumer Staples	5.4
Energy	8.3
Financials	7.6
Health Care	18.4
Industrials	16.9
Information Technology	18.1
Materials	4.1
Telecomm Service	5.6
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,8,11

		Six Month	Average Annual Total Return Ended 2/28/2009
	Inception Date	Period Ended 2/28/2009	1 Year	5 Years	10 Years	Life of Fund
Investor Class	03/01/1979[4]	(39.87%)	(40.44%)	(1.37%)	(1.47%)	10.38%
Trust Class	08/30/1993	(39.96%)	(40.61%)	(1.63%)	(1.68%)	10.29%
Advisor Class[3]	09/03/1996	(39.99%)	(40.70%)	(1.87%)	(2.01%)	10.12%
Institutional Class[7]	04/19/2007	(39.71%)	(40.21%)	(1.24%)	(1.40%)	10.40%
Russell Midcap® Growth Index[2,19]		(45.70%)	(45.81%)	(5.68%)	(1.22%)	N/A
Russell Midcap® Index[2,19]		(46.79%)	(46.56%)	(5.21%)	1.69%	11.60%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2008 were 1.03%, 1.27%, 2.40% and 0.80% for Investor Class, Trust Class, Advisor Class and Institutional Class shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios were 1.52% and 0.77% for Advisor Class and Institutional Class shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 8/31/2019 for Advisor Class and through 8/31/2012 for Institutional Class.

Partners Fund Commentary

In the six months ended February 28, 2009, all 10 Russell 1000® Value Index sectors posted double-digit percentage declines, with five down by 40% or more. In addition, we saw a historically high correlation between individual stock performance and that of the broad based market indices, indicating the kind of indiscriminate selling that makes research and stock selection largely irrelevant. Due primarily to the portfolio's cyclical tilt in the weakening economy, Neuberger Berman Partners Fund trailed its Russell 1000 Value Index benchmark.

As evidenced by the Fund's decline, nothing much went right for us (or for other equity investors for that matter) over this six-month reporting period. Our Financials, Information Technology and Telecom investments materially outperformed corresponding benchmark sector components, but still posted sizable losses. Our Materials and Industrials sector holdings lagged what were the second and third worst performing sectors in the Russell 1000® Value Index.

In the wake of a highly difficult period, we thought it appropriate to offer our opinions regarding the short to intermediate outlook for the economy and the stock market and where we see the best current long-term investment opportunities.

In our view, the federal government and Federal Reserve have responded promptly to the economic crisis. We believe that several of the programs the Fed put in place have effectively started to thaw the frozen credit markets. But we (and we believe most equity investors) would like to see a more focused effort by the government to shore up the banking system and stimulate the economy. As we write, we are finally seeing some clarity regarding critical issues relating to the fragile financial system. Congress and the Federal Accounting Standards Board (FASB) are considering temporarily suspending or modifying the mark-to-market rule that we believe has destroyed the balance sheets of many banks. There is increasing pressure on market regulators to reinstitute the uptick rule, which could make it more difficult for short sellers to create their own run on the banks. Although the U.S. Treasury has still not announced a final plan for neutralizing the impact of "toxic" financial assets, we are gaining confidence that a workable solution will emerge. More importantly, leading financial institutions including Citigroup, Bank of America, Goldman Sachs and JPMorgan Chase have recently announced that operations were profitable in the first two months of calendar year 2009.

We believe that a stable banking system is the critical first step on the road to economic recovery. If current (and perhaps future) government programs—to stem the tide of mortgage foreclosures, boost consumer spending and create jobs—prove reasonably effective, we believe the economy could regain traction by late 2009 or early 2010.

In our view, the Partners Fund, which remains tilted toward high quality companies in economically sensitive sectors such as Energy, Information Technology, Materials and Industrials, is ideally positioned to fully participate in a potential economic recovery.

The case for beaten down Energy stocks appears particularly compelling. We believe that the demand destruction caused by the global recession has largely run its course and that the supply response (OPEC production cuts and the slashing of developed nation energy companies' exploration and production budgets) appears to already be having a favorable impact on oil prices. Government stimulus in emerging market economies, most notably China, could reinvigorate demand for select materials and industrial infrastructure companies—all stalwarts in our portfolio. Technology has led most of the recent bear market rallies, indicating in our view that it could lead a broad-based market recovery as well.

In addition, we think we may be seeing once-in-a-generation opportunities in the Financials sector, where equities prices appear to be discounting a rash of bankruptcies and/or the nationalization of major banks. Basic banking—collecting low cost deposits and loaning out this money at considerably higher rates—has been an effective business model for thousands of years. Absent recent years' financial shenanigans, we believe there is also nothing wrong with the investment banking and brokerage businesses. We may need additional regulation to protect financial companies from themselves. But, if they stick to their knitting, we believe that leading financial companies will survive and eventually prosper. We also believe that investors with the courage to buy higher quality financial companies at today's severely depressed prices could be grandly rewarded in the coming years.

While we are focused on upside potential in an economic recovery, we have retained portfolio ballast in the form of positions in defensive sectors such as Consumer Staples, Health Care, Telecom and Utilities.

In closing, while two months is much too short a time to tell whether we are on the right track, we are encouraged by the fact that, over the first two months of calendar year 2009, Neuberger Berman Partners Fund, although posting a decline, has outperformed its Russell 1000 Value benchmark by a wide margin.

Sincerely,

S. Basu Mullick
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in mid- to large-cap stocks are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change. Partners Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Partners Fund

TICKER SYMBOLS

Investor Class	NPRTX
Trust Class	NBPTX
Advisor Class	NBPBX
Institutional Class	NBPIX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	9.6%
Consumer Staples	8.3
Energy	21.5
Financials	17.0
Health Care	10.5
Industrials	9.0
Information Technology	12.4
Materials	5.5
Telecomm Service	2.5
Utilities	3.7
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,8

		Six Month	Average Annual Total Return Ended 2/28/2009
	Inception Date	Period Ended 2/28/2009	1 Year	5 Years	10 Years	Life of Fund
Investor Class	01/20/1975[4]	(53.44%)	(56.34%)	(7.43%)	(2.44%)	11.47%
Trust Class	08/30/1993	(53.44%)	(56.38%)	(7.57%)	(2.59%)	11.41%
Advisor Class	08/16/1996	(53.51%)	(56.49%)	(7.76%)	(2.83%)	11.29%
Institutional Class[7]	06/07/2006	(53.38%)	(56.25%)	(7.34%)	(2.40%)	11.48%
Russell 1000® Value Index[2,19]		(44.71%)	(47.35%)	(6.65%)	(1.23%)	N/A
S&P 500 Index[2,19]		(41.82%)	(43.32%)	(6.63%)	(3.43%)	10.52%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2008 were 0.81%, 1.00%, 1.15% and 0.66% for Investor Class, Trust Class, Advisor Class and Institutional Class shares, respectively.

Real Estate Fund Commentary

As was the case with the overall stock market, real estate investment trusts (REITs) experienced extreme volatility and ultimately produced poor results for the six months ended February 28, 2009. While Neuberger Berman Real Estate Fund was not able to avoid the sharp declines in the REIT market, it did outperform its benchmark, the FTSE NAREIT Equity REITs Index, on a relative basis.

From September 1, 2008 (the start of the reporting period) through November 20, 2008, the REIT index fell roughly 60%. A variety of factors dragged down REITs during that time, including concerns regarding the economy, the ongoing credit crunch, and fears that many of the issues affecting the residential real estate market also would negatively impact the commercial real estate market. REITs then generated an impressive rally, as the index returned in excess of 50% from November 20 through the end of the calendar year. We believe this rebound was due, in part, to optimism that monetary and fiscal stimulus, including the new administration's economic stimulus package, would prevent a deep and prolonged recession. In addition, there were signs that the credit markets were beginning to thaw. The rally was short lived, however, as the REIT market fell sharply in January and February. This reversal of fortune appeared to be triggered by incoming economic data pointing to the likelihood of a severe global recession, as well as doubts about the effectiveness of government intervention.

All told, the benchmark index declined by 60% during the reporting period, with all 13 sectors falling sharply. Not surprisingly, the worst performing areas were the economically sensitive Industrial, Regional Malls and Lodging/Resorts sectors, all dropping more than 70%. Even though less cyclical sectors outperformed the index on a relative basis, they also sharply declined.

Turning to Neuberger Berman Real Estate Fund, when the reporting period began, the Fund was defensively positioned, as we emphasized areas of the market that have historically held up well during economic downturns. In particular, our exposure to Self Storage and Specialty REITs (including data storage and timber REITs) enhanced the Fund's results. We also benefited from our holdings in grocery-anchored shopping centers and outlet-oriented malls, both of which are relatively insensitive to recessionary environments.

We then shifted our positioning somewhat in the fourth quarter of calendar year 2008. During that time, a number of high quality REITs obtained financing and certain large real estate transactions were completed. These developments, coupled with what we considered to be attractive valuations for select companies, led us to opportunistically purchase what we identified as high quality REITs with strong balance sheets. In particular, we increased our weightings in the Industrial, Office and Regional Mall sectors. At the same time, we trimmed our positions in certain defensive REITs.

We continued to actively manage the Fund's portfolio as the reporting period progressed. Given the continued sell-off in the REIT market and the rapidly weakening economy, we moved back to a more defensive posture by the end of the reporting period. Overall, our adjusting of the portfolio, as well as our sector positioning and security selection positively contributed to its relative performance.

In addition to the negative impact of the overall REIT market, the Fund was affected by not having a larger exposure to the Health Care sector throughout the reporting period. Given the weak job market, an overweight to the Office sector was also a negative. However, this was partially offset by our emphasis on geographically desirable areas. For example, we were rewarded for our overweights in Washington, DC and the Pacific Northwest. We also benefited from underweighting weaker single-family home markets, such as those in Nevada, Arizona, Florida and Southern California.

Looking ahead, we are cautious regarding the economy and its near-term impact on the REIT market. It is our view that commercial real estate occupancies and rental rates will remain weak, as will cash flows. There is also little evidence that commercial real estate lending volumes are improving and it appears that access to financing is still an issue for many REITs. Counterbalancing these challenging fundamentals are REIT valuations, which are near historic lows. As evidence of this, REITs are trading at a 35% discount to our net asset value (NAV) estimates versus a long-term average of a 3%

premium to NAV. In addition, they are selling at six times our funds-from-operations estimate, or FFO (the REIT industry's metric for earnings), compared to the historical average of 12.5 times FFO.

Against this backdrop, we expect to maintain our defensive posture for the Fund. In particular, we are emphasizing higher quality companies with better access to capital, safer balance sheets and less refinancing risk. We feel these companies are better positioned to weather the current economic storm and to take advantage of opportunities when the credit market improves and the economy begins to stabilize.

Sincerely,

Steve S. Shigekawa and Brian Jones
Portfolio Co-Managers

The risks involved in seeking capital appreciation and income from investments primarily in companies with small- and mid-market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The portfolio's concentration in real estate investments makes it subject to greater potential risks and volatility than a more diversified portfolio, and the value of its shares may decline due to events affecting the real estate industry.

The composition, industries and holdings of the Fund are subject to change. Real Estate Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Real Estate Fund

TICKER SYMBOLS

Trust Class	NBRFX
Institutional Class	NBRIX

SECTOR ALLOCATION

(% of Equity Market Value)
Apartments	16.5%
Diversified	5.0
Health Care	14.1
Industrial	4.0
Lodging/Resorts	3.6
Mixed	0.9
Office	18.4
Regional Malls	8.6
Self Storage	10.0
Shopping Centers	10.0
Specialty	8.9
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,8

		Six Month	Average Annual Total Return Ended 2/28/2009
	Inception Date	Period Ended 2/28/2009	1 Year	5 Years	Life of Fund
Trust Class	05/01/2002	(55.23%)	(52.37%)	(6.00%)	1.20%
Institutional Class[7]	06/04/2008	(55.15%)	(52.23%)	(5.95%)	1.25%
FTSE NAREIT Equity REITs Index[2,19]		(60.01%)	(57.29%)	(8.38%)	(1.63%)

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2008 were 1.86% and 1.79% for Trust Class and Institutional Class shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios were 1.51% and 0.88% for Trust Class and Institutional Class shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 8/31/2019 for Trust Class and Institutional Class.

Regency Fund Commentary

For the six months ended February 28, 2009, the Russell Midcap® Value Index suffered an extreme decline, with all 10 sectors in the index posting double-digit percentage losses including five of more than 50%. Not surprisingly, our rigorous research efforts and disciplined stock selection process were not effective in a market characterized by what in our view was indiscriminate selling. Neuberger Berman Regency Fund posted a decline and trailed the Russell Midcap Value benchmark.

During the reporting period, our holdings outperformed the benchmark in Financials, Energy and Information Technology, but still suffered sharp declines. However, we lagged in the Materials, Consumer Staples and Industrials sectors.

Rather than going into further detail about all the things that did or didn't work on a relative basis in this dismal market, we thought it would be more constructive to offer our opinions on the near and intermediate term economic and stock market outlook and discuss where we see the most compelling investment opportunities.

We believe the Federal Reserve's rapid response to the unfolding credit crisis has helped thaw the frozen credit markets. We also give the federal government credit for its quick response to rapid economic deterioration, but decidedly mixed reviews for the plans it has (and has not yet) put in place to bolster the fragile banking system and stimulate the economy. However, we are expecting some long-awaited clarity on government strategies to prop up the financial system and help further unclog the credit markets. Shortly, we hope to see the mark-to-market rule that we believe has destroyed many financial company balance sheets either suspended or modified. We would also like to see the uptick rule reinstated so that short sellers are less free to launch bear raids against financial companies. We may also be close to hearing detailed plans on "detoxifying" the toxic assets that triggered the credit crisis and turned what appeared to be a mild U.S. recession into a serious global economic contraction. More importantly, leading financial institutions including Citigroup, Bank of America, Goldman Sachs and JPMorgan Chase have recently announced that operations were profitable in the first two months of calendar 2009.

A stable banking system is the first step toward economic recovery. If we see positive results from ongoing government efforts to stabilize the housing market, stem job losses and renew consumer confidence, we believe the economy could return to a modest growth path by late 2009 or early 2010.

Although the Regency Fund maintains ballast in the form of ongoing commitments to defensive sectors such as Consumer Staples, Health Care and Utilities, it continues to have a cyclical bent, with overweights in economically sensitive sectors such as Energy, Industrials and Information Technology. We think severely depressed energy stocks offer great value. In our opinion, the demand destruction resulting from the global economic slowdown is largely over and the supply response—OPEC production cuts and the slashing of developed nation energy companies' capital expenditures—is just beginning to take hold. We think this foreshadows higher oil and natural gas prices and attractive returns from select energy stocks. In our view, two major rounds of government stimulus in China should revive demand for energy and critical industrial infrastructure products and services, benefiting our holdings in these sectors. We note that technology stocks have been leading recent bear market rallies—an indication they may perform well when the stock market rights itself.

Despite all the negative headlines, we think beaten down Financials stocks may be among next years' biggest winners. We believe there is nothing wrong with the business models of basic banking, investment banking, or stock and bond brokerage. If the government, with some help from private capital and the public markets, can successfully clean up the present mess and put regulations in place that will limit the impact of the poor judgment and help prevent excesses that led to the current crisis, we believe high quality financial companies should be able to successfully rebuild their valuable franchises.

In closing, the past year has obviously been painful for investors and for any portfolio manager entrusted with shareholder assets. That said, the kind of stock market setbacks we have experienced are, based on past history, generally followed by an extended period of above-average gains. We are doing everything we can to ensure that our shareholders participate in a potential market rebound.

Sincerely,

S. Basu Mullick
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in mid-cap stocks are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Regency Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Regency Fund

TICKER SYMBOLS

Investor Class	NBRVX
Trust Class	NBREX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	10.1%
Consumer Staples	9.1
Energy	13.8
Financials	22.5
Health Care	10.1
Industrials	8.8
Information Technology	10.2
Materials	4.1
Utilities	11.3
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,8

		Six Month	Average Annual Total Return Ended 2/28/2009
	Inception Date	Period Ended 2/28/2009	1 Year	5 Years	Life of Fund
Investor Class	06/01/1999	(51.35%)	(54.02%)	(8.03%)	1.60%
Trust Class[5]	06/10/1999	(51.31%)	(54.02%)	(8.12%)	1.54%
Russell Midcap® Value Index[2,19]		(48.03%)	(47.66%)	(5.38%)	1.34%
Russell Midcap® Index[2,19]		(46.79%)	(46.56%)	(5.21%)	0.70%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2008 were 1.13% and 1.38% for Investor Class and Trust Class shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratio was 1.26% for Trust Class. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 8/31/2019 for Trust Class.

Select Equities Fund Commentary

For the six months ended February 28, 2009, Neuberger Berman Select Equities Fund significantly outperformed its benchmark, the S&P 500 Index. In fact, it was ranked in the first percentile of the Lipper Large Cap Growth category for the time period. However, within an extremely difficult equity market, absolute returns for both the Fund and the index were negative.

Markets suffered during the past six months due largely to continued poor global economic news. With indicators from housing, employment, consumer confidence, retail sales, GDP growth and other areas continuing a downward slide, every sector in the S&P 500 reported double-digit negative returns for the period.

The portfolio was positioned for a U.S. recession going into this time period, and because of this, was already holding a significant cash equivalent position by the end of August 2008. Our markedly negative view on both the markets and the economy intensified in mid-September, when the credit markets shut down, global growth came to a halt, and a dramatic global deleveraging began, following the bankruptcy of Lehman Brothers. The portfolio's relative outperformance during the past six months was due primarily to the large cash equivalent position we maintained throughout the period, and secondarily due to strong stock selection.

Sector selection was another part of our conservative positioning. During the past six months, we were overweighted in traditionally defensive sectors such as Health Care and Consumer Staples. In light of worsening news, we were significantly underweighted in Financials, the hardest hit sector in the S&P 500. Specifically, our expectations about ongoing problems in the financial system led us to avoid banks, brokerage, and insurance stocks. In addition, due to concerns about consumer spending, we had a zero exposure to Consumer Discretionary stocks.

Stock selection within the Health Care sector was positive for the portfolio during the six-month period. Medco Health Solutions, a pharmacy benefit manager with a large mail order operation, performed well. We believe Medco will continue to benefit as the government works to reduce health care costs. Vision-care specialist Alcon was another positive contributor. We purchased Alcon after the stock price had declined by nearly 50%, creating an extremely favorable valuation. In addition, Novartis has an option to buy Alcon at a higher valuation, which seems to us more likely given the recent consolidation in the Health Care sector.

We were underweighted versus the benchmark in Information Technology, which was another positive factor for the Fund's relative outperformance. Among our technology-related holdings, Oracle was the best (albeit, negative) performer. Oracle is a company that historically has been able to take advantage of economic downturns due in part to the fact that they help clients reduce costs and improve efficiency. Oracle has an extremely strong balance sheet and solid cash flows as a result of recurring revenue from licensing fees.

Stocks that were negative contributors to the Fund during the six-month period included Suncor Energy and Freeport-McMoRan Copper & Gold. Each declined in value as global commodity prices fell due to demand fears. Crown Castle, a cell tower company, was another negative. Although its business came in on target, perceived weakness and investor doubts about their high leverage ratios caused declines. Within Financials, Brookfield Asset Management, a manager of hard assets, also underperformed as cash flows from some of their portfolio holdings came under pressure due to the credit crisis. We sold our positions in Freeport, Crown Castle and Brookfield during the period.

As we look forward, we do so against a backdrop of unusually high levels of fear and pessimism, from consumers to Wall Street. Given that, as well as the extreme declines in the stock market, we are now finding select buying opportunities. We have begun taking advantage of some of these opportunities and are contemplating others.

Importantly, we see a paradigm shift in consumer spending in the U.S., where a nation of spenders is moving toward becoming a nation of savers. Thus, we don't think the trajectory of this recovery will be as steep as those we have seen in the past. We therefore continue to approach the market conservatively. We will need to see a normalization of the credit markets and significantly improved consumer sentiment before believing that the market may really begin to turn. We would also like to see a more optimistic view in corporate sentiment from business leaders.

As we evaluate prospective holdings, we continue to look for companies in enviable positions, with measurable long-term competitive advantages and strong balance sheets—and that are growing organically within this very challenging environment. Our cash equivalent position allows us to act as we uncover such opportunities.

Sincerely,

Gerald Kaminsky, Michael Kaminsky and Richard Werman
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments primarily in companies of large capitalization are set forth in the prospectus and statement of additional information.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. Select Equities Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Select Equities Fund

TICKER SYMBOLS

Institutional Class	NBEIX
Class A	NBEAX
Class C	NBECX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Staples	21.0%
Energy	12.3
Financials	12.5
Health Care	18.2
Industrials	10.7
Information Technology	2.9
Materials	9.9
Telecomm Service	8.2
Utilities	4.3
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3

		Six Month	Average Annual Total Return Ended 2/28/2009
	Inception Date	Period Ended 2/28/2009	1 Year	Life of Fund
At NAV
Institutional Class	12/20/2007	(27.64%)	(27.24%)	(28.81%)
Class A	12/20/2007	(27.37%)	(27.05%)	(28.72%)
Class C	12/20/2007	(27.55%)	(27.63%)	(29.26%)
With Sales Charge
Class A		(31.55%)	(31.27%)	(32.16%)
Class C		(28.27%)	(28.35%)	(29.26%)
Index
S&P 500 Index[2,19]		(41.82%)	(43.32%)	(41.96%)

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2008 were 13.98%, 4.06% and 7.28% for Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios were 0.85%, 1.33% and 2.07% for Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 8/31/2012 for Institutional Class, Class A and Class C.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Small and Mid Cap Growth Fund Commentary

During one of the most difficult periods on record for the equity markets, Neuberger Berman Small and Mid Cap Growth Fund outperformed its benchmark, the Russell 2500TM Growth Index. For the six-months ended February 28, 2009, however, both the Fund and the index posted negative returns.

During this period—which was characterized by generally worsening news concerning the financial sector, employment, GDP growth, consumer spending and sentiment, and the housing market—every sector within the index suffered declines of at least 35%. Six of the 10 Index sectors declined by more than 40%, and for the bottom two, declines exceeded 50%. The period was also characterized by tremendous rotation—among the sectors, capitalization ranges, and fundamental characteristics of the stocks that moved in and out of favor. Looking at the period as a whole, the worst performing sector was Energy, which was down nearly 70% during this time period, as commodity prices declined dramatically. In terms of negative results, Energy was followed by Industrials and Financials.

Despite the fact that Energy was the most difficult sector for the period, our stock selection in the sector was very strong, and benefited performance. We focused on companies with good earnings visibility, primarily in the domestic oil and natural gas area, and saw strong relative performance from exploration companies including Southwestern Energy.

The Industrials sector was a net positive for the portfolio. Within the sector, C.H. Robinson Worldwide, a trucking broker with very good margins, performed well. This company continues to have solid pricing power in both sides of the equation. We also continue to hold names like Fastenal and Precision Castparts. These are high quality names with good earnings visibility and cash flow, and self-sustaining business models. We think these already advantaged companies have proven management track records and should be able to weather the current economic storm. In addition, as the economy begins to turn around, these companies should in our view be well positioned competitively and may even complete acquisitions that would improve their competitiveness. Aerovironment was another positive for the portfolio. The firm designs and develops fuel-efficient unmanned aircraft used for surveillance, intelligence gathering, and reconnaissance.

The Fund outperformed the index within the difficult Financials sector as well. During this period, we have been shifting out of banking to focus on asset management, financial advisory, and exchange-related firms, such as Lazard.

Another area where we added value via strong stock selection was in the generally weak Consumer Discretionary sector. Our secondary education holdings continued to perform particularly well, with DeVry (sold during the period), Strayer Education and ITT Educational Services generating strong returns. Secondary education tends to be a more defensive area of the Consumer Discretionary sector. Generally speaking, as unemployment rises, these companies tend to benefit, as people may either go back to school if unemployed, or seek additional training for job security.

The Fund underperformed the benchmark within Consumer Staples. While Ralcorp Holdings, a high quality private-label foods packager, performed very well on sharply increasing revenues during this period, beverage company Central European Distribution was the primary reason for our underperformance. The stock disappointed on lower revenue and earnings guidance, and we sold our position during the period.

The Fund also underperformed the benchmark within Information Technology during this reporting period, as Microsemi strongly disappointed after lowering guidance on revenues and earnings. We sold the position. Our Telecommunications holdings underperformed as well; however, we continue to believe in the wireless companies we own. Names like SBA Communications, a cell tower company, and NII Holdings, a wireless provider, underperformed due to concerns about financing availability. We believe these concerns are overdone, and that these companies should not have any difficulty securing financing needs longer-term. Our Health Care holdings were the final area of disappointment, as companies came under pressure due to economic and health care spending concerns.

As we move forward, we are selectively shifting the portfolio away from last year's defensive stance, and beginning to position the portfolio for a more favorable market environment. As such, we have begun to reduce our defensive Health Care holdings. We are selectively adding to our Consumer Discretionary allocation, as well as beginning to shift some focus away from our successful secondary education theme in favor of the more aggressive Gaming, Lodging and Retail sub-sectors. We will likely remain overweight in Telecommunications as well. Within Information Technology, where our focus was primarily defensive, we plan to become less defensive through areas that tend to move more with the market on the upside, such as semiconductors.

The companies that meet our fundamental criteria generally have strong balance sheets in that they possess good cash flow characteristics and are underleveraged and, therefore, do not have to go to the market for financing. This should benefit them on a competitive basis since credit, although improving, remains fairly tight. Improvements in credit availability are one key to a better economic environment going forward, and we expect we may see other signs of positive developments by the second half of the year. We continue to believe that stock selection will be the key to long-term returns, and that a more typical market will reward companies that possess the strong fundamentals and quality growth characteristics that we demand.

Sincerely,

David H. Burshtan, Kenneth J. Turek and Kristina Kalebich
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments primarily in companies with small- to mid-market capitalization are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Small and Mid Cap Growth Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Small and Mid Cap Growth Fund

TICKER SYMBOLS

Trust Class	NBATX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	14.4%
Consumer Staples	8.3
Energy	10.2
Financials	5.2
Health Care	15.0
Industrials	22.9
Information Technology	18.6
Materials	1.8
Telecomm Service	3.6
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,10,13

		Six Month	Average Annual Total Return Ended 2/28/2009
	Inception Date	Period Ended 2/28/2009	1 Year	Life of Fund
Trust Class	09/05/2006	(40.34%)	(40.17%)	(14.38%)
Russell 2500TM Growth Index[2,19]		(46.20%)	(44.20%)	(18.43%)

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratio for fiscal year 2008 was 2.96% for Trust Class shares (prior to any fee waivers or expense reimbursements). The net expense ratio was 1.13%. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 8/31/2012 for Trust Class.

Small Cap Growth Fund Commentary

For the six months ended February 28, 2009, Neuberger Berman Small Cap Growth Fund outperformed its benchmark, the Russell 2000® Growth Index. In a tremendously difficult equity market, returns for both the Fund and the index were negative.

During this period—which was characterized by, in general, worsening news concerning the financial sector, employment, GDP growth, consumer spending and sentiment, and the housing market—every sector within the index suffered double-digit declines. Of 10 sectors in total, seven declined by more than 40%, and for three of the seven, declines were over 50%.

Although there was a short rally in small-cap stocks from late November through the end of December, small caps underperformed larger issues for the full reporting period. And within small-cap growth stocks, generally speaking, lower quality, slower-growing names outperformed the quality growth stocks we tend to favor. This was also a time of tremendous sector rotation. Looking at the period as a whole, the worst sector by far was Energy, which was down nearly 70% during this time period—as commodity prices declined dramatically—followed by Materials and Industrials.

Despite the fact that Energy was the most difficult sector for the period, our stock selection in the area was very strong, and benefited performance. We focused on companies that are primarily land drillers with good earnings visibility.

Another area where we added value through strong stock selection was in the generally weak Consumer Discretionary sector. Our secondary education holdings continued to perform particularly well, with DeVry (sold during the period) and ITT Educational Services providing standout results. Secondary education tends to be a relatively defensive area of the Consumer Discretionary sector. Generally speaking, as unemployment rises, these companies tend to benefit, as people may either go back to school if unemployed, or seek additional training for job security.

The Fund also outperformed the index in Industrials, continuing to benefit from holdings such as Aerovironment and Allegiant Travel. Aerovironment designs and develops fuel-efficient unmanned aircraft used for surveillance, intelligence gathering and reconnaissance, and Allegiant Travel is a low-cost air travel company that has had success focusing on smaller market routes that have been either overlooked by larger carriers or have ceased being serviced by these carriers in the current market environment of cost containment.

In Health Care, we underperformed the index. Stocks that detracted from performance included medical device company Kensey Nash, which suffered with lower hospital spending, and Almost Family and Amedisys, two home health care stocks that disappointed in light of economic pressure and concerns about Medicare spending. Recently, we have been scaling back on Health Care companies with revenues we believe could come under additional pressure as the government moves to reduce health care costs, and we sold Kensey Nash, Almost Family and Amedisys during this reporting period. These companies also have political risk until the details of health care reform are worked out.

Consumer Staples, the strongest sector for the benchmark, was an area of weakness for the portfolio, primarily due to holdings in beverage distributor Central European Distribution. The stock disappointed on lower revenue and earnings guidance, and we sold our position during the period.

The Fund also underperformed the index in Information Technology, with the past six months proving difficult for our software companies in particular. Advent Software underperformed as it provided guidance that revenues would be lower than previously expected, as did Microsemi. Both stocks detracted from performance, and we eliminated them from the portfolio.

Finally, while the portfolio does not have tremendous exposure to Financials, this was an area of underperformance during the reporting period. We own companies such as Greenhill & Co., a firm that specializes in financial advisory services and merchant banking, and Stifel Financial, a brokerage, trading and investment advisory firm. While they performed well, companies like KBW and PrivateBancorp disappointed and were sold.

As this reporting period ended, the portfolio was close to neutral versus the benchmark from a sector perspective. Our biggest overweight was Consumer Discretionary, where we have started to take a more aggressive stance, adding to retail and gaming names—such as Bally Technologies, Panera Bread, Penn National Gaming and GameStop—while cutting back on our successful and defensive secondary education theme. As of period's end, Health Care was an underweight due to revenue and political risk concerns. In addition to our more aggressive stance within the Consumer Discretionary sector, we are also becoming less defensive regarding Information Technology, adding to semiconductor and equipment names—with Varian Semiconductor Equipment now among our largest holdings. We continue to believe in our wireless theme within Telecommunications as well. SBA Communications was a significant holding at the end of February.

Looking forward, although serious economic issues persist, we are more constructive on the outlook for small-cap growth stocks overall. We are beginning to position the portfolio for a more typical market environment, through selective investments in areas that tend to move with the market. We expect that we may see signs of improvement by the second half of the year, as credit is beginning to loosen, and with a potential positive impact from the stimulus package. We continue to believe that stock selection will be the key to generating favorable long-term returns, and that a more typical market is likely to reward companies that possess the strong fundamentals and quality growth characteristics that we seek.

Sincerely,

David H. Burshtan
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies with small-market capitalization are set forth in the prospectus and statement of additional information.

Small-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Small Cap Growth Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Small Cap Growth Fund

TICKER SYMBOLS

Investor Class	NBMIX
Trust Class	NBMOX
Advisor Class	NBMVX
Institutional Class	NBSMX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	14.8%
Consumer Staples	1.8
Energy	7.1
Financials	4.5
Health Care	26.1
Industrials	18.5
Information Technology	23.4
Materials	1.5
Telecomm Service	2.3
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,12

		Six Month	Average Annual Total Return Ended 2/28/2009
	Inception Date	Period Ended 2/28/2009	1 Year	5 Years	10 Years	Life of Fund
Investor Class	10/20/1998	(45.65%)	(44.63%)	(3.50%)	(0.99%)	2.92%
Trust Class[5]	11/03/1998	(45.65%)	(44.67%)	(3.57%)	(1.05%)	2.84%
Advisor Class[6]	05/03/2002	(45.70%)	(44.77%)	(3.72%)	(1.09%)	2.81%
Institutional Class[7]	04/01/2008	(45.52%)	(44.40%)	(3.42%)	(0.95%)	2.96%
Russell 2000® Growth Index[2,19]		(46.70%)	(41.94%)	(6.89%)	(2.10%)	(0.19%)
Russell 2000® Index[2,19]		(46.91%)	(42.38%)	(6.68%)	1.22%	2.26%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2008 were 1.45%, 1.67%, 1.99% and 1.11% for Investor Class, Trust Class, Advisor Class and Institutional Class shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios were 1.32%, 1.42%, 1.62% and 0.91% for Investor Class, Trust Class, Advisor Class and Institutional Class shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 8/31/2019 for Investor Class, Trust Class and Advisor Class and 8/31/2012 for Institutional Class.

Socially Responsive Fund Commentary

For the six months ended February 28, 2009, Neuberger Berman Socially Responsive Fund slightly underperformed its benchmark, the S&P 500 Index. In an extremely punishing market, absolute returns for both the Fund and the index were negative.

Our investment approach has been tested in difficult markets before. Because of the quality of the businesses underlying our equity investments, the Fund typically has shown resilience in stressed markets, and then outperformance when markets have improved. Even so, we approached this period with extreme caution. Expecting a challenging environment, we had already been moving away from economically sensitive positions into companies with more predictable, repeatable business models—and in calendar 2008 we maintained a year-to-date performance advantage versus the benchmark through the end of the third quarter.

As the severity of issues in the financial system intensified, and the credit markets seized up, we immediately began reevaluating our companies. Since the economic backdrop was evolving quickly, we had to consider the new risks that our holdings might face in the months ahead. Especially toward the end of 2008, as investors sought liquidity, the sell-off in the markets was pronounced and indiscriminate, and this damaged performance even as we moved to insulate the portfolio against what we considered the most at-risk companies and sectors.

The goal of our investment approach is to identify socially responsible and financially strong companies with sound business models, that are positioned to deliver advantaged growth—and we want to buy their stocks at compelling valuations. Since we thoroughly evaluate the business risks portfolio candidates may face, the composition of our portfolio by sector and industry group differs from that of the broader equity market. While Fund returns roughly matched market returns during this reporting period, our fundamental research kept us out of some of the worst performing stocks.

The two weakest sectors of the S&P 500 were Financials and Industrials. Because of strong stock selection, these sectors made the largest positive contributions to relative results. Consumer Staples, one of the better performing sectors of the S&P 500, is an area we avoided completely. Although Consumer Staples is often considered a safe haven, we sought companies across the portfolio that we perceived to have similar defensive business characteristics, but with greater upside potential, and without the premium prices stocks in the sector typically command in a difficult market.

The Washington Post Company, a Consumer Discretionary stock, is an example. While the stock declined, it outperformed the sector. The global, diversified media and education company was one of our better performers for the reporting period. Most of the company's revenues are generated by its educational services targeting working adults and its predominantly rural cable television business. For-profit education companies have enjoyed strong growth, and the cable operation is expanding broadband offerings for rural customers. We believe the strength of these franchises and management's track record position the company for long-term growth, and believe the stock is undervalued relative to its strong growth and cash-flow characteristics.

In Health Care, long-term holding Novo Nordisk, while down in absolute terms, was another strong contributor on a relative basis. Novo Nordisk is a dominant global player in diabetes care treatment. Type II diabetes is growing in prevalence worldwide, at a faster rate than population growth, and is typically a permanent condition requiring daily treatment. The company manufactures improved next-generation treatments, and is investing to establish and grow market share in the U.S. We believe, especially at current pricing, that it continues to represent an attractively valued growth opportunity.

While the performance of our Financials holdings was positive relative to the benchmark, the rapidly changing economic backdrop led us to reassess the business prospects of several holdings. Specifically, the real estate investment trust (REIT) sector declined on perceived and real issues surrounding the availability of credit. Similarly, in the face of a widening financial crisis, concerns about availability of credit and downward pressure on operating margins hurt American

Express. Considering these risks, we eliminated our positions in Weingarten Realty Investors and General Growth Properties—our REITs—and American Express, but not before incurring meaningful losses versus our original cost.

Looking ahead, we anticipate that fundamental winners and losers will emerge from calendar year 2008's unprecedented events, and are using that as a basis for investment decisions. We are also taking advantage of valuation opportunities that this period's sell-off has created. For example, we have been able to buy back into Praxair, the strong industrial gases company we had previously sold on high valuations. Praxair serves various industries—including health care, refining, chip manufacturing, steel and chemicals—with products that typically either improve energy efficiency or reduce pollutants. Praxair operates in geographically diverse markets and has good earnings visibility and, recently trading at a five-year low, is in our view an excellent value.

Our strategy remains consistent, albeit with a vigilant eye on the unique risks that the current environment may present for businesses we own or may consider for the portfolio. Without knowing exactly when the economy will turn, we remain focused on adding value through stock selection, in socially responsive businesses that we believe can benefit and grow even against the current backdrop. At the end of this reporting period, the average forward price-to-earnings ratio of our companies was at an approximate 20% discount to the market, while their potential growth rates, in our view, were above average. With this and, in our view, the strength of the companies in the portfolio, we believe we are well positioned to achieve our long-term objectives. We look forward to continuing to serve your investment needs.

Sincerely,

Arthur Moretti and Ingrid S. Dyott
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments in mid- to large-cap stocks that meet the Fund's financial criteria and social policy are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The Fund's social policy could cause it to underperform similar funds that do not have a social policy. The composition, industries and holdings of the Fund are subject to change. Socially Responsive Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Socially Responsive Fund

TICKER SYMBOLS

Investor Class	NBSRX
Trust Class	NBSTX
Institutional Class	NBSLX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	19.3%
Energy	11.8
Financials	14.8
Health Care	12.6
Industrials	13.8
Information Technology	20.3
Materials	3.4
Utilities	4.0
Total	100.0%

PERFORMANCE HIGHLIGHTS1,8

		Six Month	Average Annual Total Return Ended 2/28/2009
	Inception Date	Period Ended 2/28/2009	1 Year	5 Years	10 Years	Life of Fund
Investor Class	03/16/1994	(41.98%)	(42.79%)	(4.72%)	(0.12%)	5.34%
Trust Class	03/03/1997	(42.05%)	(42.93%)	(4.90%)	(0.34%)	5.17%
Institutional Class[3]	11/28/2007	(41.92%)	(42.69%)	(4.68%)	(0.10%)	5.35%
S&P 500 Index[2,19]		(41.82%)	(43.32%)	(6.63%)	(3.43%)	5.01%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2008 were 0.90%, 1.09% and 0.77% for Investor Class, Trust Class and Institutional Class shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratio was 0.75% for Institutional Class shares. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 8/31/2012 for Institutional Class.

Endnotes

1  "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2  Please see "Glossary of Indices" starting on page 61 for a description of indices. Please note that indices do not take into account any fees and expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management LLC ("Management") and include reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in the described indices.

3  Expense Caps or Waivers: Absent these arrangements, which are subject to change, the total returns for these periods may have been less due to Management reimbursing and/or waiving certain operating expenses. Please see the notes to the financial statements for specific information regarding which funds and which classes currently have a portion of their operating expenses reimbursed and/or waived by Management.

4  This date reflects when Management first became investment advisor to the Fund.

5  Performance shown for the Trust Class prior to June 1998 for International Fund, November 1998 for Small Cap Growth Fund, and June 1999 for Regency Fund is that of the Investor Class, which has lower expenses and typically higher returns than the Trust Class.

6  Performance shown for the Advisor Class prior to May 2002 for Small Cap Growth Fund is that of the Investor Class, which has lower expenses and typically higher returns than the Advisor Class.

7  Performance shown prior to July 1999 for the Institutional Class of Genesis Fund, prior to June 2006 for the Institutional Class of Partners Fund, prior to April 2007 for the Institutional Class of Mid Cap Growth Fund, prior to November 2007 for the Institutional Class of Socially Responsive Fund and prior to April 2008 for the Institutional Class of Small Cap Growth Fund is that of the Investor Class. Performance shown prior to October 2006 for the Institutional Class of International Large Cap Fund and prior to June 2008 for the Institutional Class of Real Estate Fund is that of the Trust Class. The Investor Class and Trust Class have higher expenses and typically lower returns than the Institutional Class.

8  The investments for the Fund are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives, and investment styles as the Fund. You should be aware that the Fund is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

9  The Fund had a policy of investing mainly in large-cap stocks prior to September 1998 and investing 90% of its assets in no more than six economic sectors prior to December 17, 2007. As of April 2, 2001, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940. Performance prior to these changes might have been different if current policies had been in effect. As a result of becoming "non-diversified", the Fund can invest a greater percentage of assets in any single security. This practice could increase the risk of investing in the Fund because it may own fewer securities. While the Fund's value-oriented approach is intended to limit risks, the Fund, with its concentration in a limited number of securities, may be more affected by any single economic, political or regulatory development than a more diversified mutual fund.

10  The Fund was relatively small during the period shown. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

11  Prior to December 17, 2007 the Mid Cap Growth Fund was known as the Manhattan Fund.

12  Prior to December 17, 2007 the Small Cap Growth Fund was known as the Millennium Fund.

Endnotes (cont'd)

13  Prior to December 17, 2007 the Small and Mid Cap Growth Fund was known as the All Cap Growth Fund and invested a significant portion of its assets in large cap securities. Performance after that date reflects the current small- and mid-cap strategy.

14  As of December 17, 2007, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940. Performance prior to this change might have been different if current policies had been in effect. As a result of becoming "non-diversified", the Fund can invest a greater percentage of assets in any single security. This practice could increase the risk of investing in the Fund because it may own fewer securities. Although the Fund has a policy that allows it to operate as a non-diversified investment company, on December 5, 2008, the Board adopted a policy, which cannot be changed without a shareholder vote, that the Fund will invest its portfolio so as to meet the standards of a diversified investment company.

15  Because the Fund had a policy of investing mainly in large-cap stocks prior to December 2002, its performance during that time might have been different if current policies had been in effect.

16  Because the Fund had a policy of investing primarily in mid- and large-cap stocks prior to September 1998, its performance during that time might have been different if current policies had been in effect.

17  Performance from the beginning of the measurement period to June 9, 2008 for Class A and Class C of Neuberger Berman Equity Income Fund is that of the Trust Class. The performance information of the Trust Class has been adjusted to reflect the appropriate sales charge applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class has lower expenses and typically higher returns than Class A or Class C.

18  Performance shown prior to December 20, 2007 for Class A and Class C of Neuberger Berman International Large Cap Fund is that of the Trust Class. The performance information of the Trust Class has been adjusted to reflect the appropriate sales charge applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class has lower expenses and typically higher returns than Class A or Class C.

19  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

For more complete information on any of the Neuberger Berman Equity Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

S&P 500 Index:	The S&P 500 Index is widely regarded as the standard for measuring the performance of large-cap stocks traded on U.S. markets and includes a representative sample of leading companies in leading industries.

Russell 1000®Index:	Measures the performance of the 1,000 largest companies in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the U.S. market.

Russell 1000®Value Index:	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth rates.

Russell 1000®Growth Index:	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth rates.

Russell 2000®Index:	An unmanaged index consisting of securities of the 2,000 issuers having the smallest capitalization in the Russell 3000® Index, representing approximately 10% of the Russell 3000 Index total market capitalization. As of the latest reconstitution, the smallest company's market capitalization was approximately $167 million.

Russell 2000®Growth Index:	Measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth rates.

Russell 2000®Value Index:	Measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth rates.

Russell 2500TMGrowth Index:	Measures the performance of those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000®, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $2.6 billion; the median market capitalization was approximately $692 million. The largest company in the index had an approximate market capitalization of $6.8 billion.

Russell Midcap®Index:	Measures the 800 smallest companies in the Russell 1000® Index.

Russell Midcap®Growth Index:	An unmanaged index that measures the performance of those Russell Midcap® Index (the 800 smallest companies in the Russell 1000® Index) companies with higher price-to-book ratios and higher forecasted growth rates.

Russell Midcap®Value Index:	An unmanaged index that measures the performance of those Russell Midcap® Index (the 800 smallest companies in the Russell 1000® Index) companies with lower price-to-book ratios and lower forecasted growth rates.

FTSE NAREIT Equity REITs Index:	The FTSE NAREIT Equity REITs Index tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange. REITs are classified as Equity if 75% or more or their gross invested Book assets are invested directly or indirectly in equity of commercial properties.

MSCI EAFE®Index:	Also known as the Morgan Stanley Capital International Europe, Australasia, Far East Index. An unmanaged index of over 1,000 foreign stock prices. The index is translated into U.S. dollars.

Glossary of Indices (cont'd)

MSCI Emerging Markets Index:	A free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2006 the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI World Index:	A free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of June 2006 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

HSBC Global Climate Change Index:	The index is rule-based and uses a modified market capitalization approach that takes into account free float and revenues associated with climate change-related businesses. Recognizing that there is also a growing number of integrated players exposed to this theme, individual companies are weighted in the index according to their exposure to climate change. Exposure is defined as the percentage of overall revenues that are attributable to reducing emissions, reacting to the effects of climate change or adapting to climate change. The revenue data are based on HSBC's analysis of publicly available information and data from an external consultant specializing in renewable energy, low-carbon technology and the carbon markets. Once a company has been ascribed an exposure factor and it forms part of the selection universe, HSBC monitors and modifies its climate change-related revenues, if necessary, on an annual basis.

Please note that indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management LLC and include reinvestment of all dividends and capital gain distributions. The Funds may invest in securities not included in the above-described indices.

Information About Your Fund's Expenses

These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended February 28, 2009 and held for the entire period. The tables illustrate the fund's costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information as of 2/28/09 (Unaudited)

Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(3)
	Beginning Account Value 9/1/08	Ending Account Value2/28/09	Expenses Paid During the Period(1) 9/1/08 - 2/28/09	Expense Ratio	Beginning Account Value 9/1/08	Ending Account Value 2/28/09	Expenses Paid During the Period(1) 9/1/08 - 2/28/09	Expense Ratio
Century Fund
Investor Class	$1,000.00	$630.60	$6.10	1.51%	$1,000.00	$1,017.31	$7.55	1.51%
Climate Change Fund
Institutional Class	$1,000.00	$539.50	$3.70	.97%	$1,000.00	$1,019.98	$4.86	.97%
Class A	$1,000.00	$538.40	$4.65	1.22%	$1,000.00	$1,018.74	$6.11	1.22%
Class C	$1,000.00	$536.80	$7.51	1.97%	$1,000.00	$1,015.03	$9.84	1.97%
Emerging Markets Equity Fund
Institutional Class(2)	$1,000.00	$849.40	$5.22	1.43%	$1,000.00	$1,014.08	$5.68	1.43%
Class A(2)	$1,000.00	$848.60	$6.24	1.71%	$1,000.00	$1,012.98	$6.79	1.71%
Class C(2)	$1,000.00	$845.50	$8.85	2.43%	$1,000.00	$1,010.14	$9.64	2.43%
Equity Income Fund
Institutional Class	$1,000.00	$650.70	$3.27	.80%	$1,000.00	$1,020.83	$4.01	.80%
Class A	$1,000.00	$647.80	$4.74	1.16%	$1,000.00	$1,019.04	$5.81	1.16%
Class C	$1,000.00	$645.30	$7.79	1.91%	$1,000.00	$1,015.32	$9.54	1.91%
Focus Fund
Investor Class	$1,000.00	$558.60	$3.71	.96%	$1,000.00	$1,020.03	$4.81	.96%
Trust Class	$1,000.00	$558.10	$4.71	1.22%	$1,000.00	$1,018.74	$6.11	1.22%
Advisor Class	$1,000.00	$557.30	$5.79	1.50%	$1,000.00	$1,017.36	$7.50	1.50%
Genesis Fund
Investor Class	$1,000.00	$560.70	$4.18	1.08%	$1,000.00	$1,019.44	$5.41	1.08%
Trust Class	$1,000.00	$560.80	$4.33	1.12%	$1,000.00	$1,019.24	$5.61	1.12%
Advisor Class	$1,000.00	$560.00	$5.30	1.37%	$1,000.00	$1,018.00	$6.85	1.37%
Institutional Class	$1,000.00	$561.50	$3.29	.85%	$1,000.00	$1,020.58	$4.26	.85%
Guardian Fund
Investor Class	$1,000.00	$577.90	$3.72	.95%	$1,000.00	$1,020.08	$4.76	.95%
Trust Class	$1,000.00	$577.40	$4.42	1.13%	$1,000.00	$1,019.19	$5.66	1.13%
Advisor Class	$1,000.00	$576.20	$5.86	1.50%	$1,000.00	$1,017.36	$7.50	1.50%
International Fund
Investor Class	$1,000.00	$555.60	$5.40	1.40%	$1,000.00	$1,017.85	$7.00	1.40%
Trust Class	$1,000.00	$555.60	$5.67	1.47%	$1,000.00	$1,017.50	$7.35	1.47%
International Institutional Fund
Institutional Class	$1,000.00	$552.00	$3.16	.82%	$1,000.00	$1,020.73	$4.11	.82%
International Large Cap Fund
Trust Class	$1,000.00	$569.00	$4.94	1.27%	$1,000.00	$1,018.50	$6.36	1.27%
Institutional Class	$1,000.00	$571.00	$3.58	.92%	$1,000.00	$1,020.23	$4.61	.92%
Class A	$1,000.00	$569.20	$5.14	1.32%	$1,000.00	$1,018.25	$6.61	1.32%
Class C	$1,000.00	$567.80	$7.85	2.02%	$1,000.00	$1,014.78	$10.09	2.02%
Large Cap Disciplined Growth Fund
Institutional Class	$1,000.00	$642.70	$3.10	.76%	$1,000.00	$1,021.03	$3.81	.76%
Class A	$1,000.00	$641.60	$4.93	1.21%	$1,000.00	$1,018.79	$6.06	1.21%
Class C	$1,000.00	$638.80	$7.96	1.96%	$1,000.00	$1,015.08	$9.79	1.96%
Mid Cap Growth Fund
Investor Class	$1,000.00	$601.30	$4.29	1.08%	$1,000.00	$1,019.44	$5.41	1.08%
Trust Class	$1,000.00	$600.40	$5.24	1.32%	$1,000.00	$1,018.25	$6.61	1.32%
Advisor Class	$1,000.00	$600.10	$5.95	1.50%	$1,000.00	$1,017.36	$7.50	1.50%
Institutional Class	$1,000.00	$602.90	$2.98	.75%	$1,000.00	$1,021.08	$3.76	.75%

Expense Information as of 2/28/09 cont'd (Unaudited)

	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(3)
	Beginning Account Value 9/1/08	Ending Account Value 2/28/09	Expenses Paid During the Period(1) 9/1/08 - 2/28/09	Expense Ratio	Beginning Account Value 9/1/08	Ending Account Value 2/28/09	Expenses Paid During the Period(1) 9/1/08 - 2/28/09	Expense Ratio
Partners Fund
Investor Class	$1,000.00	$465.60	$3.27	.90%	$1,000.00	$1,020.33	$4.51	.90%
Trust Class	$1,000.00	$465.60	$3.82	1.05%	$1,000.00	$1,019.59	$5.26	1.05%
Advisor Class	$1,000.00	$464.90	$4.39	1.21%	$1,000.00	$1,018.79	$6.06	1.21%
Institutional Class	$1,000.00	$466.20	$2.54	.70%	$1,000.00	$1,021.32	$3.51	.70%
Real Estate Fund
Trust Class	$1,000.00	$447.70	$3.55	.99%	$1,000.00	$1,019.89	$4.96	.99%
Institutional Class	$1,000.00	$448.50	$3.05	.85%	$1,000.00	$1,020.58	$4.26	.85%
Regency Fund
Investor Class	$1,000.00	$486.50	$5.16	1.40%	$1,000.00	$1,017.85	$7.00	1.40%
Trust Class	$1,000.00	$486.90	$4.61	1.25%	$1,000.00	$1,018.60	$6.26	1.25%
Select Equities Fund
Institutional Class	$1,000.00	$723.60	$3.33	.78%	$1,000.00	$1,020.93	$3.91	.78%
Class A	$1,000.00	$726.30	$5.18	1.21%	$1,000.00	$1,018.79	$6.06	1.21%
Class C	$1,000.00	$724.50	$8.42	1.97%	$1,000.00	$1,015.03	$9.84	1.97%
Small and Mid Cap Growth Fund
Trust Class	$1,000.00	$596.60	$4.39	1.11%	$1,000.00	$1,019.29	$5.56	1.11%
Small Cap Growth Fund
Investor Class	$1,000.00	$543.50	$4.98	1.30%	$1,000.00	$1,018.35	$6.51	1.30%
Trust Class	$1,000.00	$543.50	$5.36	1.40%	$1,000.00	$1,017.85	$7.00	1.40%
Advisor Class	$1,000.00	$543.00	$6.12	1.60%	$1,000.00	$1,016.86	$8.00	1.60%
Institutional Class	$1,000.00	$544.80	$3.45	.90%	$1,000.00	$1,020.33	$4.51	.90%
Socially Responsive Fund
Investor Class	$1,000.00	$580.20	$3.64	.93%	$1,000.00	$1,020.18	$4.66	.93%
Trust Class	$1,000.00	$579.50	$4.46	1.14%	$1,000.00	$1,019.14	$5.71	1.14%
Institutional Class	$1,000.00	$580.80	$2.94	.75%	$1,000.00	$1,021.08	$3.76	.75%

(1)  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 144/365 (to reflect the period shown of October 8, 2008 to February 28, 2009).

(3)  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

Schedule of Investments Century Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Wal-Mart Stores	3.8%
2	IBM	3.3%
3	Apple, Inc.	2.9%
4	PepsiCo, Inc.	2.7%
5	Microsoft Corp.	2.5%
6	Philip Morris International	2.5%
7	Exxon Mobil	2.4%
8	Hewlett-Packard	2.3%
9	Amazon.com	2.2%
10	Becton, Dickinson & Co.	2.2%

	Number of Shares	Value† (000's)
Common Stocks (96.8%)
Aerospace & Defense (3.6%)
Lockheed Martin	2,086	$132
Raytheon Co.	1,863	74
United Technologies	1,998	82
		288
Air Freight & Logistics (0.8%)
United Parcel Service	1,555	64
Beverages (4.8%)
Coca-Cola	4,119	168
PepsiCo, Inc.	4,477	216
		384
Biotechnology (5.6%)
Genentech, Inc.*	1,686	144
Genzyme Corp.*	2,434	148
Gilead Sciences*	3,476	156
		448
Capital Markets (1.2%)
Northern Trust	1,790	99
Chemicals (2.3%)
Monsanto Co.	1,112	85
Potash Corp. of Saskatchewan	1,180	99
		184
Communications Equipment (4.8%)
Cisco Systems*	9,338	136
Juniper Networks*	7,030	100
QUALCOMM Inc.	4,334	145
		381
Computers & Peripherals (8.5%)
Apple, Inc.*	2,639	236
Hewlett-Packard	6,285	182
IBM	2,856	263
		681
Diversified Consumer Services (1.4%)
Apollo Group Class A*	1,587	115
Diversified Telecommunication Services (0.9%)
Verizon Communications	2,555	73

	Number of Shares	Value† (000's)
Electric Utilities (2.7%)
Exelon Corp.	2,513	$118
FPL Group	2,068	94
		212
Energy Equipment & Services (2.0%)
Schlumberger Ltd.	3,015	115
TransOcean*	771	46
		161
Food & Staples Retailing (6.4%)
Costco Wholesale	2,342	99
Kroger Co.	5,263	109
Wal-Mart Stores	6,274	309
		517
Health Care Equipment & Supplies (6.3%)
Baxter International	3,095	158
Becton, Dickinson & Co.	2,804	173
Covidien Ltd.	3,035	96
St. Jude Medical*	2,325	77
		504
Health Care Providers & Services (1.8%)
Aetna Inc.	6,037	144
Hotels, Restaurants & Leisure (1.0%)
McDonald's Corp.	1,502	79
Household Products (3.1%)
Colgate-Palmolive	2,813	169
Procter & Gamble	1,703	82
		251
Insurance (1.7%)
Chubb Corp.	2,440	95
Marsh & McLennan	2,216	40
		135
Internet & Catalog Retail (2.2%)
Amazon.com*	2,741	178
Internet Software & Services (1.9%)
Google Inc. Class A*	460	156
Machinery (2.0%)
Danaher Corp.	2,432	124
Deere & Co.	1,462	40
		164

	Number of Shares	Value† (000's)
Metals & Mining (2.6%)
BHP Billiton ADR	1,982	$72
Freeport-McMoRan Copper & Gold	4,472	136
		208
Multiline Retail (1.7%)
Kohl's Corp.*	3,914	138
Oil, Gas & Consumable Fuels (7.8%)
Canadian Natural Resources	2,918	94
Exxon Mobil	2,872	195
Occidental Petroleum	2,911	151
Petroleo Brasileiro ADR	2,417	67
Range Resources	1,945	69
XTO Energy	1,550	49
		625
Pharmaceuticals (5.0%)
Abbott Laboratories	2,908	138
Bristol-Myers Squibb	6,282	116
Johnson & Johnson	1,410	70
Wyeth	1,950	79
		403
Semiconductors & Semiconductor Equipment (2.1%)
Intel Corp.	12,900	164
Software (5.4%)
CA Inc.	4,875	83
Microsoft Corp.	12,574	203
Oracle Corp.*	9,716	151
		437
Specialty Retail (2.7%)
Lowe's Cos.	6,038	96
Staples, Inc.	7,612	121
		217
Tobacco (2.5%)
Philip Morris International	6,044	202
Wireless Telecommunication Services (2.0%)
American Tower*	5,531	161
Total Common Stocks (Cost $9,259)		7,773

See Notes to Schedule of Investments 66

	Number of Shares	Value† (000's)
Short-Term Investments (5.1%)
Neuberger Berman Prime Money Fund Trust Class@ (Cost $412)	412,205	$412
Total Investments##(101.9%) (Cost $9,671)		8,185
Liabilities, less cash, receivables and other assets [(1.9%)]		(151)
Total Net Assets (100.0%)		$8,034

See Notes to Schedule of Investments 67

Schedule of Investments Climate Change Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Range Resources	United States	Oil, Gas & Consumable Fuels	4.8%
2	Entergy Corp.	United States	Electric Utilities	4.4%
3	NSTAR	United States	Multi-Utilities	4.1%
4	Exelon Corp.	United States	Electric Utilities	3.8%
5	National Grid ADR	United Kingdom	Multi-Utilities	3.6%
6	Calpine Corp.	United States	Independent Power Producers & Energy Traders	3.5%
7	Questar Corp.	United States	Gas Utilities	3.5%
8	ABB Ltd.	Switzerland	Electrical Equipment	3.4%
9	Aqua America	United States	Water Utilities	3.1%
10	ITC Holdings	United States	Electric Utilities	3.0%

	Number of Shares	Value† (000's)
Common Stocks (94.9%)
Auto Components (1.2%)
BorgWarner, Inc.	1,015	$18
Johnson Controls	1,000	11
		29
Chemicals (5.8%)
Monsanto Co.	789	60
Praxair, Inc.	1,200	68
Rockwood Holdings*	1,031	6
		134
Commercial Services & Supplies (2.4%)
Covanta Holding*	2,775	42
EnerNOC, Inc.*	1,200	14
		56
Communications Equipment (2.5%)
Tandberg ASA	4,600	59
Computers & Peripherals (1.2%)
IBM	300	28
Construction & Engineering (1.5%)
Foster Wheeler*	600	9
Jacobs Engineering Group*	400	14
Quanta Services*	700	12
		35
Diversified Financial Services (0.8%)
Climate Exchange PLC*	1,900	19
Electric Utilities (16.2%)
Entergy Corp.	1,515	102
Exelon Corp.	1,875	89
FirstEnergy Corp.	600	25
FPL Group	995	45
ITC Holdings	1,870	69
Northeast Utilities	2,100	46
		376

	Number of Shares	Value† (000's)
Electrical Equipment (10.8%)
ABB Ltd.	6,438	$78
Alstom	500	23
Cooper Industries Class A	504	11
Emerson Electric	400	11
Ener1 Inc.*	4,300	13
First Solar*	400	42
Roper Industries	705	29
SunPower Corp.*	1,200	34
Suntech Power Holdings*	1,800	11
		252
Electronic Equipment, Instruments & Components (1.5%)
Comverge Inc.*	2,600	11
Itron, Inc.*	518	23
		34
Food & Staples Retailing (2.5%)
Wal-Mart Stores	1,200	59
Gas Utilities (5.7%)
New Jersey Resources	800	28
ONEOK, Inc.	1,000	22
Questar Corp.	2,813	81
		131
Independent Power Producers & Energy Traders (7.3%)
Calpine Corp.*	14,688	82
Iberdrola Renovables*	14,100	57
Ormat Technologies	1,200	31
		170
Industrial Conglomerates (0.6%)
McDermott International*	1,100	13
Life Science Tools & Services (0.7%)
Thermo Fisher Scientific*	430	16

	Number of Shares	Value† (000's)
Machinery (5.9%)
Badger Meter	1,700	$43
Danaher Corp.	500	25
Deere & Co.	500	14
Eaton Corp.	300	11
Hansen Transmissions*	25,000	33
Kaydon Corp.	495	12
		138
Multi-Utilities (10.3%)
National Grid ADR	1,870	83
NSTAR	3,000	96
Public Service Enterprise Group	400	11
Sempra Energy	400	17
Suez Environnement SA ADR*	1,900	14
Veolia Environnement ADR	800	17
		238
Oil, Gas & Consumable Fuels (10.7%)
Cameco Corp.	1,800	26
Clean Energy Fuels*	1,800	10
Denbury Resources*	2,400	31
Range Resources	3,150	112
Spectra Energy	900	12
Williams Cos	2,800	32
XTO Energy	800	25
		248
Paper & Forest Products (1.0%)
Weyerhaeuser Co.	1,000	24
Road & Rail (1.2%)
Norfolk Southern	900	29
Semiconductors & Semiconductor Equipment (2.0%)
Applied Materials	2,000	18
MEMC Electronic Materials*	1,800	27
		45

See Notes to Schedule of Investments 68

	Number of Shares	Value† (000's)
Water Utilities (3.1%)
Aqua America	3,900	$72
Total Common Stocks (Cost $2,436)		2,205
Short-Term Investments (8.2%)
Neuberger Berman Prime Money Fund Trust Class@ (Cost $191)	190,840	191
Total Investments##(103.1%) (Cost $2,627)		2,396
Liabilities, less cash, receivables and other assets [(3.1%)]		(72)
Total Net Assets (100.0%)		$2,324

See Notes to Schedule of Investments 69

Schedule of Investments Emerging Markets Equity Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Petroleo Brasileiro ADR	Brazil	Oil, Gas & Consumable Fuels	4.1%
2	Teva Pharmaceutical Industries ADR	Israel	Pharmaceuticals	3.8%
3	China Mobile	China	Wireless Telecommunication Services	3.8%
4	Companhia Vale do Rio Doce ADR	Brazil	Metals & Mining	2.3%
5	America Movil ADR	Mexico	Wireless Telecommunication Services	2.2%
6	Taiwan Semiconductor Manufacturing ADR	Taiwan, Province Of China	Semiconductors & Semiconductor Equipment	2.2%
7	Elbit Systems	Israel	Aerospace & Defense	1.8%
8	Hengan International Group	China	Personal Products	1.8%
9	Samsung Electronics	Korea	Semiconductors & Semiconductor Equipment	1.8%
10	Bank of China, H Shares	China	Commercial Banks	1.8%

	Number of Shares	Value† (000's)
Common Stocks (87.7%)
Brazil (6.8%)
Amil Participacoes	6,150	$17
Diagnosticos da America	2,675	26
Lupatech SA*	1,200	12
PDG Realty Empreendimentos E Participacoes	3,205	14
Petroleo Brasileiro ADRØØ	4,740	106
		175
Canada (1.5%)
Addax Petroleum	1,255	24
Goldcorp, Inc.	500	14
		38
Chile (1.5%)
Sociedad Quimica y Minera de Chile ADR, B Shares	1,370	39
China (21.2%)
Anhui Conch Cement. H Shares*	4,100	17
Bank of China, H Shares	165,400	46
China MobileØØ	11,000	96
China Oilfield Services, H Shares	34,000	24
China Shenhua Energy, H Shares	14,000	27
China Vanke, B Shares	35,200	28
CNOOC Ltd.	26,000	22
Hengan International Group	13,000	47
Industrial & Commercial Bank of China, H Shares	91,400	37

	Number of Shares	Value† (000's)
Lianhua Supermarket Holdings, B Shares	19,000	$18
Maanshan Iron & Steel, H Shares	44,000	13
Pacific Basin Shipping	27,000	12
Sinofert Holdings	42,000	19
Want Want China Holdings	56,300	22
Wasion Group Holdings	126,400	31
Wumart Stores, H Shares	36,000	25
Zhaojin Mining Industry, H Shares	15,500	16
Zijin Mining Group, H Shares	25,500	13
ZTE Corp., H Shares	9,600	31
		544
Egypt (1.7%)
Eastern Tobacco	500	13
Egyptian Co. for Mobile Services	1,245	31
		44
India (5.0%)
Dr. Reddys Laboratories ADR	1,400	11
HDFC Bank ADR	390	20
PowerShares India PortfolioØØ	1,765	19
Reliance Industries GDRñ	605	29
State Bank of India GDR	715	29
Sterlite Industries (India) ADR	4,200	19
		127

	Number of Shares	Value† (000's)
Indonesia (1.6%)
PT Astra Agro Lestari Tbk	17,500	$19
PT United Tractors Tbk	48,735	21
		40
Israel (8.2%)
Elbit Systems	1,090	47
Israel Chemicals	3,980	30
Makhteshim-Agan Industries	4,790	15
Mizrahi Tefahot Bank	5,280	23
Teva Pharmaceutical Industries ADRØØ	2,150	96
		211
Korea (7.1%)
Hyundai Mobis	660	32
KT Corp.	1,080	26
NHN Corp.*	440	38
Samsung Electronics	150	46
Woongjin Thinkbig	2,460	27
Yuhan Corp.	115	14
		183
Malaysia (1.7%)
Top Glove	35,300	43
Mexico (5.2%)
America Movil ADRØØ	2,250	57
Empresas ICA SAB de C.V.*	12,500	18
Fomento Economico Mexicano ADR, B Shares	940	22
Grupo Aeroportuario del Sureste SAB de C.V. ADR	715	21
Kimberly-Clark de Mexico SAB de C.V., A Shares	4,300	14
		132

See Notes to Schedule of Investments 70

	Number of Shares	Value† (000's)
Peru (0.5%)
Credicorp Ltd.	340	$12
Philippines (2.5%)
Energy Development*	496,000	25
Philippine Long Distance Telephone	920	40
		65
Poland (0.3%)
Central European Distribution*	1,005	7
Russia (3.1%)
Gazprom ADR	3,190	41
Mobile TeleSystems ADR	1,200	28
Sberbank GDR	150	10
		79
Singapore (0.4%)
Raffles Education	35,400	9
South Africa (4.7%)
ABSA Group	2,155	19
BHP Billiton	1,785	28
Discovery Holdings	7,340	18
Gold Fields ADR	1,300	13
MTN Group	3,820	32
Murray & Roberts Holdings	2,995	11
		121
Taiwan, Province Of China (7.9%)
Chroma Ate	25,000	16
HTC Corp.	1,900	21
Hung Poo Real Estate Development	37,400	21
MediaTek, Inc.	3,070	26
Taiwan Semiconductor Manufacturing ADR	7,500	57
Wistron Corp.	23,865	18
WPG Holdings	32,360	18
Yuanta Financial Holding	73,680	26
		203
Thailand (3.0%)
Banpu Public	4,400	25
Kasikornbank PCL	20,900	26
Thanachart Capital PCL	117,900	26
		77
Turkey (2.9%)
BIM Birlesik Magazalar	2,095	41
Turkcell Iletisim Hizmetleri ADR	2,600	32
		73

	Number of Shares	Value† (000's)
United Kingdom (0.9%)
Tullow Oil	2,285	$24
Total Common Stocks (Cost $2,470)		2,246
Preferred Stocks (4.5%)
Brazil (4.5%)
Companhia de Bebidas das Americas ADR	510	20
Companhia Vale do Rio Doce ADR	5,325	59
Ultrapar Participacoes ADR	1,570	36
Total Preferred Stocks (Cost $112)		115
Rights (0.0%)
Brazil (0.0%)
UltraparParticipacoes* (Cost $0)	173	0
Participatory Notes (3.8%)
India (3.8%)
Bharat Heavy Electricals (issuer JP Morgan Int'l Derivatives), Expiration Date 4/29/2013*µµ	1,049	29
Bharti Airtel (issuer JP Morgan Int'l Derivatives), Expiration Date 9/19/2013*µµ	1,145	14
Cairn India (issuer JP Morgan Int'l Derivatives), Expiration Date 1/25/2013*µµ	11,160	36
Punjab National Bank (issuer JP Morgan Int'l Derivatives), Expiration Date 10/17/2013*µµ	2,824	19
Total Participatory Notes (Cost $99)		98
Short-Term Investments (7.2%)
Neuberger Berman Prime Money Fund Trust Class@ (Cost $183)	182,948	183
Total Investments##(103.2%) (Cost $2,864)		2,642
Liabilities, less cash, receivables and other assets [(3.2%)]		(82)
Total Net Assets (100.0%)		$2,560

See Notes to Schedule of Investments 71

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY EMERGING MARKETS EQUITY FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Wireless Telecommunication Services	$316	12.3%
Oil, Gas & Consumable Fuels	251	9.8%
Commercial Banks	222	8.7%
Metals & Mining	174	6.8%
Semiconductors & Semiconductor Equipment	129	5.0%
Diversified Financial Services	124	4.8%
Pharmaceuticals	121	4.7%
Chemicals	104	4.1%
Food & Staples Retailing	84	3.3%
Electronic Equipment, Instruments & Components	65	2.6%
Beverages	49	1.9%
Real Estate Management & Development	49	1.9%
Integrated Oil & Gas	48	1.9%
Aerospace & Defense	47	1.8%
Personal Products	47	1.8%
Health Care Equipment & Supplies	43	1.7%
Food Products	41	1.6%
Computers & Peripherals	39	1.5%
Internet Software & Services	38	1.5%
Specialty Retail	36	1.4%
Insurance	35	1.4%
Machinery	33	1.3%
Auto Components	32	1.3%
Communications Equipment	31	1.2%
Media	27	1.1%
Consumer Finance	26	1.0%
Diversified Telecommunication	26	1.0%
Health Care Providers & Services	26	1.0%
Independent Power Producers & Energy Traders	25	1.0%
Energy Equipment & Services	24	1.0%
Transportation Infrastructure	21	0.8%
Construction & Engineering	18	0.7%
Mutual Funds	18	0.7%
Construction Materials	17	0.7%
Household Durables	14	0.5%
Household Products	14	0.5%
Tobacco	13	0.5%
Marine	12	0.5%
Industrial Conglomerates	11	0.4%
Diversified Consumer Services	9	0.3%
Other Assets—Net	101	4.0%
	$2,560	100.0%

See Notes to Schedule of Investments 72

Schedule of Investments Equity Income Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Bunge Ltd.	2.8%
2	Safeway, Inc.	2.5%
3	FPL Group	2.3%
4	Exelon Corp.	2.2%
5	Diageo PLC ADR	2.2%
6	Philip Morris International	1.9%
7	Johnson & Johnson	1.9%
8	Wyeth	1.9%
9	NSTAR	1.9%
10	Canadian Oil Sands Trust	1.8%

	Number of Shares	Value† (000's)
Common Stocks (43.5%)
Beverages (2.2%)
Diageo PLC ADR	12,000	$558
Diversified Financial Services (0.6%)
J.P. Morgan Chase	7,000	160
Electric Utilities (5.4%)
Duke EnergyØØ	18,000	242
Exelon Corp.ØØ	12,000	567
FPL Group	13,000	589
		1,398
Energy Equipment & Services (0.3%)
Cathedral Energy Services Income Trust	33,000	69
Food & Staples Retailing (1.6%)
Safeway Inc.	22,000	407
Forest Products & Paper (0.5%)
Acadian Timber Income Fund	27,000	122
Gas Utilities (2.4%)
New Jersey Resources	9,200	323
ONEOK, Inc.	13,000	290
		613
Insurance (0.8%)
Arthur J. Gallagher	12,500	198
Media (1.1%)
World Wrestling Entertainment	30,000	291
Multi-Utilities (5.2%)
Dominion Resources	4,600	139
National Grid ADR	2,000	89
NSTAR	15,000	483
TECO Energy	28,000	268
Xcel Energy	20,000	355
		1,334
Office—Industrial (1.4%)
Digital Realty Trust	12,000	359

	Number of Shares	Value† (000's)
Oil, Gas & Consumable Fuels (6.6%)
ARC Energy Trust	40,000	$444
Canadian Oil Sands Trust	30,000	473
Enbridge Energy Management*	13,019	357
Hugoton Royalty Trust	17,000	169
Spectra EnergyØØ	20,000	260
		1,703
Pharmaceuticals (1.9%)
Johnson & Johnson	10,000	500
Real Estate Investment Trusts (10.1%)
American Campus Communities	20,000	342
Equity Residential	14,400	253
GZI REIT	1,120,000	248
Health Care REIT	10,000	308
Plum Creek Timber Company	13,500	354
Rayonier Inc.	12,000	319
Realty Income	25,200	442
Ventas, Inc.	16,000	345
		2,611
Road & Rail (1.0%)
Norfolk Southern	8,100	257
Tobacco (1.9%)
Philip Morris International	15,000	502
Water Utilities (0.5%)
California Water Service Group	3,000	118
Total Common Stocks (Cost $16,943)		11,200
Preferred Stocks (0.9%)
Goldman Sachs Group, Ser. D (Cost $264)	20,000	240
Convertible Preferred Stocks (4.5%)
Bunge Ltd.	11,000	726
Freeport-McMoRan Copper & Gold	5,200	280
New York Community Capital Trust V	6,000	161
Total Convertible Preferred Stocks (Cost $1,767)		1,167

	Principal Amount	Value† (000's)
Convertible Bonds (19.4%)
AGCO Corp., Senior Subordinated Notes, 1.25%, due 12/15/36	$500,000	$361
Allied Waste Industries, Inc., Senior Subordinated Debentures, 4.25%, due 4/15/34	500,000	464
American Tower Corp., Senior Unsecured Notes, 5.00%, due 2/15/10	50,000	48
Amgen, Inc., Senior Unsecured Notes, 0.13%, due 2/1/11	250,000	230
Bill Barrett Corp., Senior Unsecured Notes, 5.00%, due 3/15/28	500,000	381
Coeur d'Alene Mines Corp., Senior Unsecured Notes, 1.25%, due 1/15/24	300,000	143
EMC Corp., Senior Unsecured Notes, 1.75%, due 12/1/13	500,000	471
Integra Lifesciences Holdings Corp., Guaranteed Notes, 2.38%, due 6/1/12ñ	500,000	361
Newmont Mining Corp., Senior Notes, 3.00%, due 2/15/12	250,000	293
NII Holdings, Inc., Senior Unsecured Notes, 3.13%, due 6/15/12	100,000	67

See Notes to Schedule of Investments 73

	Principal Amount	Value† (000's)
Pacific Rubiales Energy Corp., Subordinated Notes, 8.00%, due 8/29/13	$500,000	$259
Patriot Coal Corp., Senior Unsecured Notes, 3.25%, due 5/31/13ñ	500,000	224
Rayonier TRS Holdings, Inc., Guaranteed Notes, 3.75%, due 10/15/12	500,000	436
Sino-Forest Corp., Guaranteed Notes, 5.00%, due 8/1/13ñ	250,000	164
Trinidad Drilling Ltd., Unsecured Subordinated Debentures, 7.75%, due 7/31/12	500,000	255
Verisign, Inc., Junior Subordinated Debentures, 3.25%, due 8/15/37	500,000	337
Wyeth, Senior Unsecured Debentures, 0.97%, due 7/15/09µ	500,000	494
Total Convertible Bonds (Cost $5,939)		4,988
Corporate Debt Securities (9.6%)
Anadarko Petroleum Corp., Floating Rate Senior Unsecured Notes, 2.40%, due 3/16/09µ	250,000	247
AT&T, Inc., Floating Rate Senior Unsecured Notes, 1.33%, due 5/5/09µ	250,000	249
Comcast Corp., Floating Rate Guaranteed Notes, 1.46%, due 4/14/09µ	250,000	248
CVS Caremark Corp., Senior Notes, 3.69%, due 9/10/09µ	250,000	244

	Principal Amount	Value† (000's)
Diageo Finance BV, Floating Rate Guaranteed Notes, 1.59%, due 3/30/09µ	$250,000	$250
Home Depot, Inc., Floating Rate Senior Unsecured Notes, 2.05%, due 3/16/09µ	250,000	243
John Deere Capital Corp., Ser. D, Floating Rate Senior Unsecured Notes, 2.24%, due 3/2/09µ	250,000	248
Kraft Foods, Inc., Floating Rate Senior Unsecured Notes, 1.73%, due 5/11/09µ	250,000	243
Safeway, Inc., Floating Rate Senior Unsecured Notes,1.82%, due 3/27/09µ	250,000	250
UnitedHealth Group, Inc., Floating Rate Senior Unsecured Notes, 1.71%, due 3/21/09µ	250,000	240
Total Corporate Debt Securities (Cost $2,467)		2,462
	Number of Shares
Short-Term Investments (20.1%)
Neuberger Berman Government Money Fund Investor Class@ (Cost $5,190)	5,189,673	5,190
Total Investments##(98.0%) (Cost $32,570)		25,247
Cash, receivables and other assets, less liabilities (2.0%)‡‡		519
Total Net Assets (100.0%)		$25,766

See Notes to Schedule of Investments 74

Schedule of Investments Focus Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Occidental Petroleum	6.4%
2	XTO Energy	6.2%
3	Covidien Ltd.	5.4%
4	Thermo Fisher Scientific	5.1%
5	Genzyme Corp.	4.8%
6	Exelon Corp.	4.4%
7	TJX Cos.	4.3%
8	J.P. Morgan Chase	4.2%
9	Bank of New York Mellon	4.1%
10	Cisco Systems	4.1%

	Number of Shares	Value† (000's)
Common Stocks (95.6%)
Beverages (4.1%)
PepsiCo, Inc.È	360,000	$17,330
Biotechnology (6.8%)
Amgen Inc.*È	180,000	8,807
Genzyme Corp.*È	335,000	20,412
		29,219
Capital Markets (4.1%)
Bank of New York Mellon	795,000	17,625
Communications Equipment (9.2%)
Cisco Systems*È	1,195,000	17,411
Nokia Corp. ADRÈ	880,000	8,237
QUALCOMM Inc.È	415,000	13,873
		39,521
Diversified Financial Services (4.2%)
J.P. Morgan Chase	780,000	17,823
Electric Utilities (4.4%)
Exelon Corp.	400,000	18,888
Electrical Equipment (6.2%)
ABB Ltd.	790,000	9,520
Rockwell AutomationÈ	850,000	17,085
		26,605
Food & Staples Retailing (3.5%)
CVS Corp.È	585,000	15,058
Food Products (1.6%)
Ralcorp Holdings*È	110,000	6,666
Health Care Equipment & Supplies (5.4%)
Covidien Ltd.	735,000	23,277
Hotels, Restaurants & Leisure (3.1%)
Darden Restaurants	480,000	13,027
Insurance (1.5%)
Prudential FinancialÈ	380,000	6,236
Internet Software & Services (3.7%)
Google Inc. Class A*È	47,000	15,886
Life Science Tools & Services (5.1%)
Thermo Fisher Scientific*È	600,000	21,756

	Number of Shares	Value† (000's)
Machinery (2.2%)
Ingersoll-RandÈ	660,000	$9,359
Multiline Retail (2.2%)
Kohl's Corp.*È	265,000	9,312
Oil, Gas & Consumable Fuels (15.4%)
Occidental PetroleumÈ	525,000	27,232
Range Resources	340,000	12,094
XTO Energy	840,000	26,594
		65,920
Semiconductors & Semiconductor Equipment (3.4%)
Intel Corp.È	1,150,000	14,651
Software (2.7%)
Amdocs Ltd.*È	690,000	11,558
Specialty Retail (6.8%)
Tiffany & Co.È	560,000	10,662
TJX Cos.È	835,000	18,596
		29,258
Total Common Stocks (Cost $535,744)		408,975
Short-Term Investments (22.9%)
Neuberger Berman Prime Money Fund Trust Class@	15,439,487	15,439
Neuberger Berman Securities Lending Quality Fund, LLC‡	82,480,230	82,480
Total Short-Term Investments (Cost $97,919)		97,919
Total Investments##(118.5%) (Cost $633,663)		506,894
Liabilities, less cash, receivables and other assets [(18.5%)]		(79,086)
Total Net Assets (100.0%)		$427,808

See Notes to Schedule of Investments 75

Schedule of Investments Genesis Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Church & Dwight	3.2%
2	AptarGroup Inc.	2.9%
3	Compass Minerals International	2.8%
4	CLARCOR Inc.	2.2%
5	Haemonetics Corp.	2.1%
6	Alliant Techsystems	1.9%
7	Alberto-Culver Co.	1.9%
8	Matthews International	1.9%
9	ManTech International	1.7%
10	Southwestern Energy	1.7%

	Number of Shares	Value† (000's)
Common Stocks (92.2%)
Aerospace & Defense (2.7%)
Alliant Techsystems*^	1,769,262	$125,016
Argon ST*	175,500	2,986
Curtiss-Wright	1,084,100	28,826
Teledyne Technologies*	862,200	19,753
		176,581
Air Freight & Logistics (1.3%)
Forward Air^	2,149,400	35,766
Hub Group Class A*^	2,774,800	49,835
		85,601
Auto Components (0.6%)
Drew Industries*	714,473	4,437
Gentex Corp.	4,036,014	32,288
		36,725
Beverages (0.4%)
Boston Beer Company*^	1,032,019	24,738
Building Products (0.6%)
Simpson Manufacturing	2,274,900	35,397
Capital Markets (0.9%)
Eaton Vance	1,083,900	18,752
Greenhill & Co.	592,700	38,288
		57,040
Commercial Banks (3.9%)
Bank of Hawaii	1,504,700	48,210
BOK Financial	1,103,794	33,224
Cullen/Frost Bankers	1,492,400	64,233
Glacier Bancorp	1,419,808	21,851
Texas Capital Bancshares*	54,600	532
Westamerica Bancorp^	2,138,643	85,268
		253,318
Commercial Services & Supplies (5.3%)
Copart, Inc.*	3,275,631	88,507
Exponent, Inc.*^	1,170,835	26,309
Healthcare Services Group^	3,652,954	56,146
Knoll, Inc.	1,709,200	11,281

	Number of Shares	Value† (000's)
Ritchie Bros. Auctioneers^	5,418,660	$81,551
Rollins, Inc.	3,476,072	54,922
United Stationers*	988,975	21,490
		340,206
Construction & Engineering (0.5%)
Layne Christensen*^	1,963,265	31,942
Containers & Packaging (2.9%)
AptarGroup Inc.^	6,638,800	186,285
Diversified Consumer Services (2.8%)
Matthews International^	3,563,500	123,796
Strayer Education	350,411	59,482
		183,278
Diversified Financial Services (0.1%)
Pico Holdings*	387,772	8,469
Electrical Equipment (0.6%)
Brady Corp.	2,208,989	37,840
Electronic Equipment, Instruments & Components (1.5%)
Rofin-Sinar Technologies*^	3,466,750	50,788
Trimble Navigation*	3,402,042	47,969
		98,757
Energy Equipment & Services (2.7%)
CARBO Ceramics^	2,040,500	70,928
NATCO Group*^	1,999,328	35,568
National Oilwell Varco*	818,478	21,878
Oceaneering International*	1,192,700	37,892
Pason Systems	1,303,665	10,421
		176,687
Food & Staples Retailing (1.3%)
Ruddick Corp.^	3,837,502	83,197
Food Products (0.7%)
J & J Snack Foods^	1,449,916	45,774

	Number of Shares	Value† (000's)
Gas Utilities (1.1%)
New Jersey Resources	1,291,400	$45,290
Northwest Natural Gas	219,732	8,998
South Jersey Industries	384,500	13,865
		68,153
Health Care Equipment & Supplies (9.3%)
Abaxis, Inc.*	1,053,500	16,477
American Medical Systems Holdings*^	7,974,765	82,539
ArthroCare Corp.*^	1,704,220	6,220
DENTSPLY International	2,086,100	48,231
Haemonetics Corp.*^	2,495,800	133,226
IDEXX Laboratories*	2,832,162	85,248
Immucor Inc.*	3,349,691	75,167
Integra LifeSciences Holdings*^	2,275,302	59,408
Meridian Bioscience	24,900	499
Sirona Dental Systems*^	2,841,426	31,682
Surmodics, Inc.*^	2,058,330	35,959
Wright Medical Group*	1,818,794	26,573
		601,229
Health Care Providers & Services (4.7%)
AmSurg Corp.*^	1,955,134	30,539
Henry Schein*	2,752,140	100,948
Landauer, Inc.	132,937	6,648
MWI Veterinary Supply*^	1,183,529	29,849
Patterson Companies*	3,400,100	61,440
VCA Antech*	3,666,605	76,229
		305,653
Household Products (3.2%)
Church & Dwight^	4,223,855	206,631

See Notes to Schedule of Investments 76

	Number of Shares	Value† (000's)
Industrial Conglomerates (0.5%)
Raven Industries^	1,896,876	$34,485
Insurance (4.4%)
Brown & Brown	4,323,555	72,938
Hanove Insurance Group	868,400	30,542
Harleysville Group	261,480	7,782
HCC Insurance Holdings	1,089,600	23,917
Infinity Property & Casualty	99,600	3,539
RenaissanceRe Holdings	1,267,853	57,091
RLI Corp.	816,607	39,997
Validus Holdings	905,500	21,678
Zenith National Insurance	1,315,100	28,919
		286,403
IT Services (1.9%)
ManTech International*^	2,131,500	111,200
NCI, Inc. Class A*	357,499	9,724
		120,924
Life Science Tools & Services (5.0%)
Charles River Laboratories International*	1,392,300	34,529
Dionex Corp*^	2,067,432	96,735
ICON PLC*^	3,468,900	71,182
Pharmaceutical Product Development	4,347,500	104,297
Techne Corp.	305,700	14,933
		321,676
Machinery (10.7%)
Astec Industries*^	1,974,522	43,874
Bucyrus International^	4,165,800	51,739
Chart Industries*^	2,212,728	14,206
CLARCOR Inc.^	5,490,622	144,733
Donaldson Co.	2,665,500	65,065
Graco Inc.	1,650,017	28,017
Joy Global	1,875,500	32,746
Lindsay Corp.^	1,077,650	26,133
Middleby Corp.*	121,050	2,633
Nordson Corp.^	2,435,930	60,655
Robbins & Myers	1,592,900	25,693
Tennant Co.	404,500	3,988
Titan International^	2,357,347	12,965
Toro Co.^	3,131,404	68,484
Valmont Industries	832,404	36,260
Wabtec Corp.^	2,856,800	76,448
		693,639

	Number of Shares	Value† (000's)
Media (1.1%)
Arbitron Inc.^	1,342,467	$17,371
Interactive Data	2,403,400	54,365
		71,736
Metals & Mining (2.8%)
Compass Minerals International^	3,439,500	179,611
Office Electronics (1.1%)
Zebra Technologies*^	3,923,547	68,937
Oil, Gas & Consumable Fuels (9.2%)
Arena Resources*^	3,318,528	71,083
Cabot Oil & Gas	2,867,700	58,415
Carrizo Oil & Gas*^	1,702,627	18,116
Concho Resources*	1,238,600	24,710
Denbury Resources*	6,426,977	82,779
Encore Acquisition*	1,635,800	32,847
Foundation Coal Holdings^	2,853,500	45,884
Parallel Petroleum*	428,799	519
Petrobank Energy and Resources*	3,237,600	62,939
Petrohawk Energy*	2,618,730	44,571
Southwestern Energy*	3,728,400	107,266
St. Mary Land & Exploration	1,253,400	17,021
XTO Energy	838,725	26,554
		592,704
Personal Products (2.5%)
Alberto-Culver Co.^	5,609,750	124,200
Chattem, Inc.*	553,895	35,133
		159,333
Road & Rail (0.1%)
Heartland Express	364,993	4,515
Landstar System	121,700	3,852
		8,367
Software (4.1%)
Blackbaud, Inc.^	4,425,003	45,312
FactSet Research Systems	1,321,200	50,919
Jack Henry & Associates	1,131,500	18,025
MICROS Systems*^	5,315,942	85,480
Solera Holdings*	3,067,016	63,763
		263,499

	Number of Shares	Value† (000's)
Specialty Retail (0.7%)
Hibbett Sports*^	1,804,263	$25,296
Sally Beauty Holdings*	679,208	2,629
Tractor Supply*	639,800	19,987
		47,912
Thrifts & Mortgage Finance (0.6%)
Brookline Bancorp	2,450,154	21,512
Flushing Financial	282,300	1,733
Oritani Financial*	1,184,900	12,809
		36,054
Trading Companies & Distributors (0.4%)
MSC Industrial Direct	821,300	25,124
Total Common Stocks (Cost $6,425,321)		5,953,905
Short-Term Investments (7.3%)
Neuberger Berman Prime Money Fund Trust Class@ (Cost $470,603)	470,603,043	470,603
Total Investments##(99.5%) (Cost $6,895,924)		6,424,508
Cash, receivables and other assets, less liabilities (0.5%)		34,382
Total Net Assets (100.0%)		$6,458,890

See Notes to Schedule of Investments 77

Schedule of Investments Guardian Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Altera Corp.	5.9%
2	Danaher Corp.	5.2%
3	Washington Post	5.0%
4	Scripps Networks Interactive	4.5%
5	Genzyme Corp.	4.4%
6	Comcast Corp. Class A Special	4.2%
7	Waste Management	4.0%
8	Anixter International	3.9%
9	National Instruments	3.9%
10	BG Group PLC	3.8%

	Number of Shares	Value† (000's)
Common Stocks (97.8%)
Auto Components (1.4%)
BorgWarner, Inc.	608,856	$10,503
Automobiles (2.1%)
Toyota Motor ADRÈ	241,610	15,255
Biotechnology (4.8%)
Genzyme Corp.*	530,440	32,320
Medarex, Inc.*	769,800	3,010
		35,330
Capital Markets (4.2%)
Bank of New York Mellon	687,913	15,251
Charles SchwabÈ	1,226,255	15,586
		30,837
Chemicals (3.4%)
Praxair, Inc.	437,996	24,856
Commercial Services & Supplies (6.8%)
Republic Services	1,031,050	20,518
Waste Management	1,072,725	28,964
		49,482
Diversified Financial Services (3.4%)
IntercontinentalExchange Inc.*	434,404	24,661
Electronic Equipment, Instruments & Components (7.9%)
Anixter International*	982,355	28,891
National Instruments	1,664,254	28,675
		57,566
Energy Equipment & Services (3.2%)
Schlumberger Ltd.	615,600	23,430
Health Care Providers & Services (1.7%)
UnitedHealth Group	642,275	12,621
Industrial Conglomerates (2.7%)
3M Co.È	438,350	19,927
Insurance (6.9%)
Markel Corp.*	26,800	7,124
Progressive Corp.*	1,633,550	18,900

	Number of Shares	Value† (000's)
Willis Group Holdings	1,134,450	$24,833
		50,857
Life Science Tools & Services (2.1%)
Millipore Corp.*	272,690	15,014
Machinery (5.2%)
Danaher Corp.	756,540	38,402
Media (15.2%)
Comcast Corp. Class A SpecialÈ	2,561,125	31,118
Liberty Global Class A*	423,033	5,191
Liberty Global Class C*	500,863	5,955
Scripps Networks Interactive	1,652,735	32,906
Washington Post	100,728	36,311
		111,481
Multi-Utilities (3.9%)
National Grid	2,884,432	25,676
National Grid ADR	67,218	2,995
		28,671
Oil, Gas & Consumable Fuels (7.4%)
BG Group PLC	1,934,950	27,659
Cimarex Energy	368,175	7,234
Newfield Exploration*	1,006,500	19,456
		54,349
Road & Rail (3.3%)
Canadian National Railway	754,865	24,413
Semiconductors & Semiconductor Equipment (9.0%)
Altera Corp.	2,819,469	43,223
Texas Instruments	1,570,900	22,542
		65,765
Software (3.2%)
Intuit Inc.*	1,039,960	23,700
Total Common Stocks (Cost $970,140)		717,120

	Number of Shares	Value† (000's)
Short-Term Investments (10.4%)
Neuberger Berman Prime Money Fund Trust Class@ØØ	21,606,423	$21,606
Neuberger Berman Securities Lending Quality Fund, LLC‡	54,214,957	54,215
Total Short-Term Investments (Cost $75,821)		75,821
Total Investments##(108.2%) (Cost $1,045,961)		792,941
Liabilities, less cash, receivables and other assets [(8.2%)]		(59,860)
Total Net Assets (100.0%)		$733,081

See Notes to Schedule of Investments 78

Schedule of Investments International Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Vodafone Group	United Kingdom	Wireless Telecommunication Services	3.1%
2	Telefonica SA	Spain	Diversified Telecommunication Services	2.0%
3	Chemring Group	United Kingdom	Aerospace & Defense	2.0%
4	Nihon Kohden	Japan	Health Care Equipment & Supplies	1.9%
5	Nestle SA	Switzerland	Food Products	1.8%
6	Unilever NV	Netherlands	Food Products	1.7%
7	Colruyt SA	Belgium	Food & Staples Retailing	1.7%
8	Ipsen SA	France	Pharmaceuticals	1.6%
9	Wincor Nixdorf	Germany	Computers & Peripherals	1.6%
10	MacDonald Dettwiler	Canada	Software	1.6%

	Number of Shares	Value† (000's)
Common Stocks (90.8%)
Australia (1.0%)
BHP Billiton ADR	62,800	$2,288
Brambles Ltd.	396,840	1,159
Woodside Petroleum	1,605	37
		3,484
Belgium (4.2%)
Anheuser-Busch InBevÈ	120,698	3,298
Anheuser-Busch InBev VVPR Strip*	177,256	1
Colruyt SA	24,610	5,579
Fortis	192,640	318
Fortis VVPR Strip*	192,640	0
Hansen Transmissions*	1,020,550	1,340
Option NV*Ñ	228,584	404
Telenet Group Holding *	176,885	3,068
		14,008
Brazil (1.4%)
Amil ParticipacoesÑ	669,135	1,735
Petroleo Brasileiro ADR	127,225	2,847
Ultrapar Participacoes*	19,055	0
		4,582
Canada (4.6%)
Addax Petroleum	165,415	3,147
Barrick Gold	83,100	2,512
Cameco Corp.	154,820	2,274
MacDonald Dettwiler*	333,990	5,363
Talisman Energy	226,020	2,123
		15,419
Chile (1.0%)
Sociedad Quimica y Minera de Chile ADR, B Shares	112,280	3,236

	Number of Shares	Value† (000's)
China (3.2%)
Bank of China, H Shares	9,009,000	$2,482
China Mobile ADR	83,065	3,601
Hengan International GroupÈ	1,318,530	4,763
		10,846
Denmark (1.3%)
Novo Nordisk Class B	86,625	4,218
Finland (0.5%)
Nokia Oyj	187,150	1,754
France (7.9%)
Arkema	184,135	2,455
Euler Hermes	40,207	1,089
Ipsen SA	143,584	5,468
Ipsos	209,238	4,391
Pernod Ricard	44,030	2,397
Teleperformance	159,965	4,399
Total SA ADR	100,290	4,734
Vallourec SA	19,523	1,520
		26,453
Germany (8.3%)
Deutsche Boerse	85,450	3,885
Fresenius Medical CareÈ	88,560	3,611
GEA Group	232,910	2,494
Gerresheimer AG	208,722	4,377
SAP AG	99,975	3,213
Tognum AG	280,056	2,822
Wacker Chemie	27,886	1,730
Wincor Nixdorf	127,027	5,364
		27,496
India (1.5%)
State Bank of India GDR	52,491	2,115
Cairn Energy*	106,132	2,949
		5,064
Ireland (1.0%)
DCC PLC	242,410	3,285

	Number of Shares	Value† (000's)
Israel (1.8%)
Makhteshim-Agan Industries	731,620	$2,378
Teva Pharmaceutical Industries ADR	82,300	3,669
		6,047
Italy (1.9%)
Lottomatica SPA	147,815	2,370
Milano Assicurazioni	1,037,201	2,149
UBI Banca	180,305	1,705
		6,224
Japan (13.9%)
Alfresa Holdings	103,100	4,016
East Japan Railway	67,700	4,054
FANUC Ltd.	26,100	1,700
Hisamitsu Pharmaceutical	128,400	3,878
Hogy Medical	58,400	3,239
Jupiter Telecommunications	923	731
Nihon Kohden	491,100	6,193
Nintendo Co. ADR	142,130	5,010
Rohto Pharmaceutical	33,000	350
Sankyo Co.	91,500	4,106
Shiseido Co.	192,000	2,828
Takeda Pharmaceutical	94,600	3,821
TERUMO Corp.	82,300	2,522
Toyota Motor ADR	58,420	3,689
		46,137
Korea (0.9%)
Hyundai Mobis	60,520	2,906
Netherlands (7.8%)
Fugro NV	125,010	3,213
Heineken NV	117,245	3,131
Koninklijke DSM	105,900	2,420
Nutreco Holding	119,130	4,173
Sligro Food Group	173,809	3,669
TNT NV	264,445	3,786
Unilever NV	292,468	5,604
		25,996

See Notes to Schedule of Investments 79

	Number of Shares	Value† (000's)
Norway (2.2%)
DnB NOR	1,306,275	$4,699
Prosafe ASA*	732,535	2,628
		7,327
Singapore (0.7%)
United Overseas Bank	377,000	2,402
Spain (2.1%)
Telefonica SA	370,690	6,822
Sweden (1.4%)
Getinge AB, B Shares	393,244	4,537
Switzerland (4.8%)
Barry Callebaut	8,826	3,814
Logitech International*	39,340	335
Nestle SAÈ	185,035	6,049
Roche Holding	25,110	2,850
Sulzer AG	10,767	419
UBS AG*	249,380	2,335
		15,802
United Kingdom (17.4%)
Amdocs Ltd.*	104,600	1,752
Amlin PLC	989,762	4,825
BAE Systems	446,540	2,357
Balfour Beatty	503,760	2,268
Chemring Group	213,283	6,633
De La Rue	135,355	1,989
Diageo PLCÈ	317,625	3,663
Experian Group	766,757	4,532
Halma PLC	758,379	1,706
Informa PLC	863,298	2,617
Laird Group	900,150	930
RPS Group	1,512,806	2,791
Sepura Ltd.Ñ	288,873	135
Smith & Nephew	260,715	1,847
SSL International	497,292	3,423
Tullow Oil	224,296	2,329
Vodafone GroupÈ	5,865,991	10,394
Willis Group Holdings	178,600	3,910
		58,101
Total Common Stocks (Cost $439,076)		302,146
Preferred Stocks (1.1%)
Brazil (1.1%)
Ultrapar Participacoes ADR (Cost $2,378)	165,690	3,785
Rights (0.0%)
Belgium (0.0%)
Fortis* (Cost $0)	192,640	0

	Number of Shares	Value† (000's)
Short-Term Investments (14.1%)
Neuberger Berman Prime Money Fund Trust Class@	11,022,204	$11,022
Neuberger Berman Securities Lending Quality Fund, LLC‡	35,812,754	35,813
Total Short-Term Investments (Cost $46,835)		46,835
Total Investments##(106.0%) (Cost $488,289)		352,766
Liabilities, less cash, receivables and other assets [(6.0%)]		(19,890)
Total Net Assets (100.0%)		$332,876

See Notes to Schedule of Investments 80

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Health Care Equipment & Supplies	$21,761	6.5%
Pharmaceuticals	20,376	6.1%
Food Products	19,640	5.9%
Oil, Gas & Consumable Fuels	18,166	5.5%
Software	15,338	4.6%
Wireless Telecommunication Services	13,995	4.2%
Insurance	13,708	4.1%
Commercial Banks	13,403	4.0%
Chemicals	12,219	3.7%
Commercial Services & Supplies	10,471	3.2%
Diversified Telecommunication Services	9,890	3.0%
Food & Staples Retailing	9,248	2.8%
Aerospace & Defense	8,990	2.7%
Beverages	8,827	2.7%
Media	7,739	2.3%
Health Care Providers & Services	7,627	2.3%
Personal Products	7,591	2.3%
Machinery	7,473	2.2%
Energy Equipment & Services	5,841	1.8%
Computers & Peripherals	5,699	1.7%
Metals & Mining	4,800	1.4%
Textiles, Apparel & Luxury Goods	4,399	1.3%
Life Science Tools & Services	4,377	1.3%
Diversified Financial Services	4,203	1.3%
Leisure Equipment & Products	4,106	1.2%
Road & Rail	4,054	1.2%
Pharmaceuticals & Biotechnology	3,878	1.2%
Air Freight & Logistics	3,786	1.1%
Specialty Retail	3,785	1.1%
Automobiles	3,689	1.1%
Business Services—IT Business Services	3,663	1.1%
Industrial Conglomerates	3,285	1.0%
Auto Components	2,906	0.9%
Electrical Equipment	2,822	0.8%
Electronic Equipment, Instruments & Components	2,636	0.8%
Hotels, Restaurants & Leisure	2,370	0.7%
Capital Markets	2,335	0.7%
Communications Equipment	2,293	0.7%
Energy	2,274	0.7%
Construction & Engineering	2,268	0.7%
Other Assets—Net	26,945	8.1%
	$332,876	100.0%

See Notes to Schedule of Investments 81

Schedule of Investments International Institutional Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Vodafone Group	United Kingdom	Wireless Telecommunication Services	3.2%
2	Telefonica SA	Spain	Diversified Telecommunication Services	2.1%
3	Chemring Group	United Kingdom	Aerospace & Defense	2.0%
4	Nihon Kohden	Japan	Health Care Equipment & Supplies	2.0%
5	Nestle SA	Switzerland	Food Products	1.9%
6	Unilever NV	Netherlands	Food Products	1.7%
7	Colruyt SA	Belgium	Food & Staples Retailing	1.7%
8	Ipsen SA	France	Pharmaceuticals	1.7%
9	Wincor Nixdorf	Germany	Computers & Peripherals	1.6%
10	MacDonald Dettwiler	Canada	Software	1.6%

	Number of Shares	Value† (000's)
Common Stocks (93.1%)
Australia (1.1%)
BHP Billiton ADR	34,600	$1,260
Brambles Ltd.	208,165	608
		1,868
Belgium (4.2%)
Anheuser-Busch InBevÈ	63,888	1,746
Anheuser-Busch InBev VVPR Strip*	101,696	1
Colruyt SA	12,910	2,926
Fortis VVPR Strip*	77,074	0
Hansen Transmissions*	535,340	703
Option NV*	131,119	232
Telenet Group Holding*	92,785	1,609
		7,217
Brazil (1.4%)
Amil Participacoes	350,985	910
Petroleo Brasileiro ADR	66,800	1,495
		2,405
Canada (4.7%)
Addax Petroleum	86,761	1,650
Barrick Gold	43,600	1,318
Cameco Corp.	81,210	1,193
MacDonald Dettwiler*	175,209	2,814
Talisman Energy	118,605	1,114
		8,089
Chile (1.0%)
Sociedad Quimica y Minera de Chile ADR, B Shares	58,905	1,698
China (3.4%)
Bank of China, H Shares	4,750,600	1,309
China Mobile ADR	43,570	1,889

	Number of Shares	Value† (000's)
Hengan International GroupÈ	701,030	$2,532
		5,730
Denmark (1.3%)
Novo Nordisk Class B	46,120	2,246
Finland (0.5%)
Nokia Oyj	98,175	920
France (8.1%)
Arkema	96,490	1,286
Euler Hermes	21,085	571
Ipsen SA	75,320	2,868
Ipsos	109,760	2,304
Pernod Ricard	23,095	1,258
Teleperformance	83,910	2,308
Total SA ADR	52,635	2,484
Vallourec SA	10,683	831
		13,910
Germany (8.4%)
Deutsche Boerse	45,215	2,056
Fresenius Medical Care	46,455	1,894
GEA Group	122,175	1,308
Gerresheimer AG	109,490	2,296
SAP AG	52,405	1,684
Tognum AG	146,905	1,481
Wacker Chemie	14,621	907
Wincor Nixdorf	66,635	2,814
		14,440
India (1.6%)
State Bank of India GDR	27,535	1,109
Cairn Energy*	55,670	1,547
		2,656
Ireland (1.0%)
DCC PLC	127,160	1,723
Israel (1.9%)
Makhteshim-Agan Industries	383,440	1,247

	Number of Shares	Value† (000's)
Teva Pharmaceutical Industries ADR	43,205	$1,926
		3,173
Italy (1.9%)
Lottomatica SPA	77,540	1,243
Milano Assicurazioni	544,075	1,127
UBI Banca	94,580	895
		3,265
Japan (14.3%)
Alfresa Holdings	54,100	2,107
East Japan Railway	35,500	2,126
FANUC Ltd.	13,700	892
Hisamitsu Pharmaceutical	67,400	2,036
Hogy Medical	30,700	1,703
Jupiter Telecommunications	490	388
Nihon Kohden	265,600	3,349
Nintendo Co. ADR	77,175	2,721
Rohto Pharmaceutical	14,000	148
Sankyo Co.	48,000	2,154
Shiseido Co.	101,000	1,487
Takeda Pharmaceutical	49,600	2,003
Takuma Co.	15,000	20
TERUMO Corp.	43,200	1,324
Toyota Motor ADR	30,670	1,937
		24,395
Korea (0.9%)
Hyundai Mobis	31,744	1,524
Netherlands (8.0%)
Fugro NV	65,575	1,685
Heineken NV	61,500	1,642
Koninklijke DSM	55,500	1,268
Nutreco Holding	62,490	2,189
Sligro Food Group	91,175	1,925
TNT NV	138,715	1,986
Unilever NV	153,416	2,940
		13,635

See Notes to Schedule of Investments 82

	Number of Shares	Value† (000's)
Norway (2.2%)
DnB NOR	685,195	$2,465
Prosafe ASA*	384,385	1,379
		3,844
Singapore (0.7%)
United Overseas Bank	198,000	1,262
Spain (2.1%)
Telefonica SA	194,450	3,579
Sweden (1.6%)
Getinge AB, B Shares	231,126	2,667
Switzerland (4.9%)
Barry Callebaut	4,790	2,070
Logitech International*	20,635	175
Nestle SA	97,065	3,173
Roche Holding	13,170	1,495
Sulzer AG	5,650	220
UBS AG*	130,070	1,218
		8,351
United Kingdom (17.9%)
Amdocs Ltd.*	54,900	919
Amlin PLC	519,193	2,531
BAE Systems	234,030	1,236
Balfour Beatty	264,010	1,189
Chemring Group	111,883	3,480
De La Rue	71,000	1,043
Diageo PLC	166,615	1,921
Experian Group	402,211	2,377
GlaxoSmithKline PLC	1,016	16
Halma PLC	429,664	966
Informa PLC	452,855	1,373
Laird Group	472,185	488
RPS Group	793,559	1,464
Sepura Ltd.	180,709	84
Smith & Nephew	136,760	969
SSL International	272,281	1,874
Tullow Oil	117,659	1,222
Vodafone GroupÈ	3,077,068	5,452
Willis Group Holdings	93,300	2,042
		30,646
Total Common Stocks (Cost $236,365)		159,243
Preferred Stocks (1.2%)
Brazil (1.2%)
Ultrapar Participacoes ADR (Cost $1,367)	88,030	1,986

	Number of Shares	Value† (000's)
Short-Term Investments (10.9%)
Neuberger Berman Prime Money Fund Trust Class@	7,241,967	$7,242
Neuberger Berman Securities Lending Quality Fund, LLC‡	11,404,730	11,405
Total Short-Term Investments (Cost $18,647)		18,647
Total Investments##(105.2%) (Cost $256,379)		179,876
Liabilities, less cash, receivables and other assets [(5.2%)]		(8,854)
Total Net Assets (100.0%)		$171,022

See Notes to Schedule of Investments 83

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL INSTITUTIONAL FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Health Care Equipment & Supplies	$11,886	7.0%
Oil, Gas & Consumable Fuels	10,705	6.3%
Pharmaceuticals	10,702	6.3%
Food Products	10,372	6.1%
Software	8,138	4.8%
Wireless Telecommunication Services	7,341	4.3%
Insurance	7,181	4.2%
Commercial Banks	7,040	4.1%
Beverages	6,568	3.8%
Chemicals	6,406	3.7%
Diversified Telecommunication Services	5,188	3.0%
Food & Staples Retailing	4,851	2.8%
Aerospace & Defense	4,716	2.8%
Professional Services	4,685	2.7%
Media	4,065	2.4%
Personal Products	4,019	2.4%
Health Care Providers & Services	4,001	2.3%
Machinery	3,974	2.3%
Commercial Services & Supplies	3,115	1.8%
Energy Equipment & Services	3,064	1.8%
Computers & Peripherals	2,989	1.7%
Metals & Mining	2,578	1.5%
Life Science Tools & Services	2,296	1.3%
Leisure Equipment & Products	2,154	1.3%
Road & Rail	2,126	1.2%
Diversified Financial Services	2,056	1.2%
Pharmaceuticals & Biotechnology	2,036	1.2%
Specialty Retail	1,986	1.2%
Air Freight & Logistics	1,986	1.2%
Automobiles	1,937	1.1%
Industrial Conglomerates	1,723	1.0%
Auto Components	1,524	0.9%
Electrical Equipment	1,481	0.9%
Electronic Equipment, Instruments & Components	1,454	0.9%
Hotels, Restaurants & Leisure	1,243	0.7%
Communications Equipment	1,236	0.7%
Capital Markets	1,218	0.7%
Construction & Engineering	1,189	0.7%
Other Assets—Net	9,793	5.7%
	$171,022	100.0%

See Notes to Schedule of Investments 84

Schedule of Investments International Large Cap Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Vodafone Group	United Kingdom	Wireless Telecommunication Services	3.8%
2	Telefonica SA	Spain	Diversified Telecommunication Services	2.4%
3	Colruyt SA	Belgium	Food & Staples Retailing	2.4%
4	Nestle SA	Switzerland	Food Products	2.1%
5	East Japan Railway	Japan	Road & Rail	2.1%
6	Unilever NV	Netherlands	Food Products	2.0%
7	Ipsen SA	France	Pharmaceuticals	2.0%
8	Hengan International Group	China	Personal Products	2.0%
9	Wincor Nixdorf	Germany	Computers & Peripherals	2.0%
10	Novo Nordisk Class B	Denmark	Pharmaceuticals	2.0%

	Number of Shares	Value† (000's)
Common Stocks (94.9%)
Australia (1.5%)
BHP Billiton ADR	21,200	$772
Brambles Ltd.	151,700	443
		1,215
Belgium (3.9%)
Anheuser-Busch InBev	45,596	1,246
Anheuser-Busch InBev VVPR Strip*	58,520	0
Colruyt SA	8,350	1,893
Fortis VVPR Strip*	23,964	0
		3,139
Brazil (1.8%)
Amil Participacoes	136,800	355
Petroleo Brasileiro ADR	48,261	1,080
		1,435
Canada (3.9%)
Addax Petroleum	50,125	953
Barrick Gold	21,000	635
Cameco Corp.	50,820	746
Talisman Energy	85,185	799
		3,133
Chile (1.5%)
Sociedad Quimica y Minera de Chile ADR, B Shares	42,245	1,218
China (4.4%)
Bank of China, H Shares	2,672,800	736
China Mobile ADR	27,115	1,175
Hengan International GroupÈ	443,515	1,602
		3,513
Denmark (2.0%)
Novo Nordisk Class B	32,330	1,574

	Number of Shares	Value† (000's)
Finland (0.7%)
Nokia Oyj	63,535		$595
France (7.8%)
Euler Hermes	12,910	350
Ipsen SA	42,245	1,609
Pernod Ricard	14,145	770
Publicis Groupe	31,162	721
Thales SA	20,300	815
Total SA ADR	30,245	1,421
Vallourec SA	7,307	569
		6,255
Germany (8.8%)
Deutsche Boerse	25,805	1,173
Fresenius Medical Care	27,450	1,119
GEA Group	71,545	766
SAP AG	31,885	1,025
Tognum AG	84,765	854
Wacker Chemie	8,451	524
Wincor Nixdorf	37,570	1,587
		7,048
Greece (0.2%)
Coca-Cola Hellenic Bottling	16,685	202
India (0.9%)
State Bank of India GDR	17,885	721
Israel (2.5%)
Makhteshim-Agan Industries	245,930	800
Teva Pharmaceutical Industries ADR	26,200	1,168
		1,968
Italy (2.6%)
Lottomatica SPA	50,155	804
Milano Assicurazioni	329,900	684
UBI Banca	60,925	576
		2,064

	Number of Shares	Value† (000's)
Japan (14.7%)
Alfresa Holdings	31,800	$1,239
East Japan Railway	28,400	1,701
FANUC Ltd.	9,900	645
Hisamitsu Pharmaceutical	38,200	1,154
Jupiter Telecommunications	500	396
Nintendo Co.	5,100	1,456
Sankyo Co.	29,220	1,311
Shiseido Co.	60,000	883
Takeda Pharmaceutical	26,400	1,066
TERUMO Corp.	26,200	803
Toyota Motor ADR	18,195	1,149
		11,803
Korea (1.2%)
Hyundai Mobis	20,095	965
Netherlands (7.4%)
Fugro NV	38,690	994
Heineken NV	37,185	993
Koninklijke Ahold	58,200	646
Koninklijke DSM	26,600	608
TNT NV	74,645	1,068
Unilever NV	84,015	1,610
		5,919
Norway (1.8%)
DnB NOR	396,060	1,425
Singapore (1.0%)
United Overseas Bank	120,000	765
Spain (2.4%)
Telefonica SA ADR	104,477	1,922
Sweden (1.9%)
Getinge AB, B Shares	132,125	1,524
Switzerland (6.0%)
Logitech International*	15,778	134
Nestle SA	52,635	1,721
Novartis AGÈ	29,094	1,061

See Notes to Schedule of Investments 85

	Number of Shares	Value† (000's)
Roche Holding	9,520	$1,081
UBS AG*	83,455	782
		4,779
United Kingdom (16.0%)
Amdocs Ltd.*	39,900	668
Amlin PLC	300,116	1,463
BAE Systems	187,215	989
Diageo PLC	96,360	1,111
Experian Group	217,289	1,284
Informa PLC	322,511	978
Smith & Nephew	84,825	601
Tesco PLC	215,258	1,021
Tullow Oil	53,069	551
Vodafone Group	1,720,154	3,048
Willis Group Holdings	53,500	1,171
		12,885
Total Common Stocks (Cost $115,148)		76,067
Short-Term Investments (9.4%)
Neuberger Berman Prime Money Fund Trust Class@	4,742,845	4,743
Neuberger Berman Securities Lending Quality Fund, LLC‡	2,838,533	2,839
Total Short-Term Investments (Cost $7,582)		7,582
Total Investments##(104.3%) (Cost $122,730)		83,649
Liabilities, less cash, receivables and other assets [(4.3%)]		(3,463)
Total Net Assets (100.0%)		$80,186

See Notes to Schedule of Investments 86

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL LARGE CAP FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Pharmaceuticals	$8,870	11.1%
Oil, Gas & Consumable Fuels	4,804	6.0%
Wireless Telecommunication Services	4,223	5.3%
Commercial Banks	4,223	5.3%
Insurance	4,023	5.0%
Food & Staples Retailing	3,560	4.4%
Food Products	3,331	4.2%
Beverages	3,211	4.0%
Chemicals	3,150	3.9%
Auto Components	2,421	3.0%
Health Care Providers & Services	2,358	2.9%
Health Care Equipment & Supplies	2,125	2.7%
Media	2,095	2.6%
Machinery	1,980	2.5%
Diversified Telecommunication Services	1,922	2.4%
Aerospace & Defense	1,804	2.3%
Commercial Services & Supplies	1,727	2.2%
Computers & Peripherals	1,721	2.1%
Communications Equipment	1,706	2.1%
Road & Rail	1,701	2.1%
Software	1,693	2.1%
Personal Products	1,602	2.0%
Metals & Mining	1,407	1.8%
Diversified Financial Services	1,173	1.5%
Pharmaceuticals & Biotechnology	1,154	1.4%
Automobiles	1,149	1.4%
Air Freight & Logistics	1,068	1.3%
Energy Equipment & Services	994	1.2%
Household & Personal Products	883	1.1%
Electrical Equipment	854	1.1%
Hotels, Restaurants & Leisure	804	1.0%
Health Care Equipment & Services	803	1.0%
Capital Markets	782	1.0%
Coal & Consumable Fuels	746	0.9%
Other Assets—Net	4,119	5.1%
	$80,186	100.0%

See Notes to Schedule of Investments 87

Schedule of Investments Large Cap Disciplined Growth Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Wal-Mart Stores	3.7%
2	IBM	3.2%
3	Apple, Inc.	2.8%
4	PepsiCo, Inc.	2.6%
5	Microsoft Corp.	2.4%
6	Philip Morris International	2.4%
7	Exxon Mobil	2.4%
8	Hewlett-Packard	2.2%
9	Amazon.com	2.1%
10	Becton, Dickinson & Co.	2.1%

	Number of Shares	Value† (000's)
Common Stocks (93.8%)
Aerospace & Defense (3.4%)
Lockheed Martin	9,592	$605
Raytheon Co.	8,552	342
United Technologies	9,137	373
		1,320
Air Freight & Logistics (0.8%)
United Parcel Service	7,216	297
Beverages (4.6%)
Coca-Cola	19,057	779
PepsiCo, Inc.	20,718	997
		1,776
Biotechnology (5.4%)
Genentech, Inc.*	7,820	669
Genzyme Corp.*	11,291	688
Gilead Sciences*	15,913	713
		2,070
Capital Markets (1.2%)
Northern Trust	8,307	461
Chemicals (2.2%)
Monsanto Co.	5,166	394
Potash Corp. of Saskatchewan	5,125	430
		824
Communications Equipment (4.6%)
Cisco Systems*	43,342	631
Juniper Networks*	32,557	463
QUALCOMM Inc.	20,077	671
		1,765
Computers & Peripherals (8.2%)
Apple, Inc.*	12,231	1,092
Hewlett-Packard	29,134	846
IBM	13,208	1,216
		3,154
Diversified Consumer Services (1.4%)
Apollo Group Class A*	7,357	533
Diversified Telecommunication Services (0.9%)
Verizon Communications	11,837	338

	Number of Shares	Value† (000's)
Electric Utilities (2.6%)
Exelon Corp.	11,670	$551
FPL Group	9,553	433
		984
Energy Equipment & Services (1.9%)
Schlumberger Ltd.	13,961	531
TransOcean*	3,555	213
		744
Food & Staples Retailing (6.2%)
Costco Wholesale	10,850	459
Kroger Co.	24,370	504
Wal-Mart Stores	28,979	1,427
		2,390
Health Care Equipment & Supplies (6.1%)
Baxter International	14,332	730
Becton, Dickinson & Co.	12,940	801
Covidien Ltd.	14,050	445
St. Jude Medical*	10,706	355
		2,331
Health Care Providers & Services (1.7%)
Aetna Inc.	27,958	667
Hotels, Restaurants & Leisure (1.0%)
McDonald's Corp.	6,963	364
Household Products (3.0%)
Colgate-Palmolive	12,999	782
Procter & Gamble	7,897	381
		1,163
Insurance (1.6%)
Chubb Corp.	11,333	442
Marsh & McLennan	10,068	181
		623
Internet & Catalog Retail (2.1%)
Amazon.com*	12,678	821
Internet Software & Services (1.9%)
Google Inc. Class A *	2,102	711
Machinery (2.0%)
Danaher Corp.	11,285	573
Deere & Co.	6,747	185
		758

	Number of Shares	Value† (000's)
Metals & Mining (2.5%)
BHP Billiton ADR	9,009	$328
Freeport-McMoRan Copper & Gold	20,736	631
		959
Multiline Retail (1.7%)
Kohl's Corp.*	18,127	637
Oil, Gas & Consumable Fuels (7.5%)
Canadian Natural Resources	13,293	429
Exxon Mobil	13,293	903
Occidental Petroleum	13,486	700
Petroleo Brasileiro ADR	11,212	311
Range Resources	8,996	320
XTO Energy	7,183	227
		2,890
Pharmaceuticals (4.9%)
Abbott Laboratories	13,461	637
Bristol-Myers Squibb	29,897	551
Johnson & Johnson	6,466	323
Wyeth	9,021	368
		1,879
Semiconductors & Semiconductor Equipment (2.0%)
Intel Corp.	59,732	761
Software (5.3%)
CA Inc.	22,400	380
Microsoft Corp.	58,096	938
Oracle Corp.*	44,972	699
		2,017
Specialty Retail (2.6%)
Lowe's Cos.	27,957	443
Staples, Inc.	34,790	555
		998
Tobacco (2.5%)
Philip Morris International	28,004	937
Wireless Telecommunication Services (2.0%)
American Tower*	25,603	746
Total Common Stocks (Cost $41,791)		35,918

See Notes to Schedule of Investments 88

	Number of Shares	Value† (000's)
Short-Term Investments (6.2%)
Neuberger Berman Prime Money Fund Trust Class@ (Cost $2,381)	2,381,425	$2,381
Total Investments##(100.0%) (Cost $44,172)		38,299
Cash, receivables and other assets, less liabilities (0.0%)		19
Total Net Assets (100.0%)		$38,318

See Notes to Schedule of Investments 89

Schedule of Investments Mid Cap Growth Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Myriad Genetics	2.1%
2	SBA Communications	2.1%
3	DeVry, Inc.	2.1%
4	Stericycle, Inc.	2.0%
5	Strayer Education	1.8%
6	American Tower	1.7%
7	C.R. Bard	1.6%
8	Ralcorp Holdings	1.5%
9	Activision Blizzard	1.5%
10	Harris Corp.	1.5%

	Number of Shares	Value† (000's)
Common Stocks (91.3%)
Aerospace & Defense (1.2%)
L-3 Communications Holdings	20,000	$1,353
Precision Castparts	41,500	2,300
		3,653
Air Freight & Logistics (2.0%)
C.H. Robinson Worldwide	89,600	3,708
Expeditors International	83,600	2,303
		6,011
Biotechnology (5.2%)
Alexion Pharmaceuticals*È	63,700	2,179
Cephalon, Inc.*È	47,300	3,102
Myriad Genetics*	80,000	6,308
United Therapeutics*È	26,400	1,772
Vertex Pharmaceuticals*	70,000	2,116
		15,477
Capital Markets (3.8%)
BlackRock, Inc.	30,000	2,905
Lazard Ltd.	167,100	4,057
Northern Trust	77,500	4,305
		11,267
Chemicals (2.8%)
Airgas, Inc.	132,000	4,064
Ecolab Inc.	136,700	4,345
		8,409
Commercial Banks (0.5%)
Signature Bank*	55,000	1,376
Commercial Services & Supplies (6.2%)
Clean Harbors*È	39,000	1,895
Copart, Inc.*	40,000	1,081
CoStar Group*È	56,000	1,428
Covanta Holding*È	150,400	2,291
Iron Mountain*È	217,400	4,039
Stericycle, Inc.*	125,000	5,997
Waste Connections*È	72,500	1,728
		18,459

	Number of Shares	Value† (000's)
Communications Equipment (2.3%)
Harris Corp.	120,000	$4,473
Juniper Networks*	160,000	2,274
		6,747
Construction & Engineering (0.9%)
Jacobs Engineering Group*	82,500	2,784
Containers & Packaging (0.4%)
Pactiv Corp.*	79,500	1,258
Diversified Consumer Services (5.2%)
American Public Education*È	50,000	1,868
DeVry, Inc.	120,000	6,234
Grand Canyon Education*	42,500	723
H & R Block	75,000	1,433
Strayer Education	31,000	5,262
		15,520
Diversified Financial Services (1.0%)
IntercontinentalExchange Inc.*È	30,000	1,703
Nasdaq OMX Group*	60,500	1,264
		2,967
Electrical Equipment (1.2%)
AMETEK, Inc.	128,200	3,392
Electronic Equipment, Instruments & Components (3.6%)
Dolby Laboratories*	140,000	3,927
FLIR Systems*È	105,000	2,143
Itron, Inc.*	40,900	1,827
National Instruments	88,000	1,516
Trimble Navigation*	90,000	1,269
		10,682
Energy Equipment & Services (3.2%)
CARBO Ceramics	89,800	3,121
Core Laboratories N.V.È	38,000	2,865
IHS Inc.*	87,000	3,544
		9,530
Food & Staples Retailing (1.5%)
Shoppers Drug Mart	130,200	4,428

	Number of Shares	Value† (000's)
Food Products (1.5%)
Ralcorp Holdings*È	75,000	$4,545
Health Care Equipment & Supplies (6.1%)
C.R. Bard	60,000	4,815
Gen-Probe*	75,000	3,043
Intuitive Surgical*È	16,500	1,501
Masimo Corp.*	92,000	2,299
NuVasive, Inc.*È	58,300	1,653
St. Jude Medical*	50,000	1,658
Wright Medical Group*	205,400	3,001
		17,970
Health Care Providers & Services (2.7%)
Express Scripts*	75,000	3,773
HMS Holdings*	37,500	1,139
VCA Antech*	143,300	2,979
		7,891
Hotels, Restaurants & Leisure (2.9%)
Darden Restaurants	57,000	1,547
Penn National Gaming*	180,000	3,436
WMS Industries*	195,100	3,537
		8,520
Household Products (0.9%)
Church & Dwight	55,000	2,691
Insurance (1.7%)
Aon Corp.	61,200	2,340
Fidelity National Financial Class A	127,000	2,105
W.R. Berkley	29,600	616
		5,061
Internet Software & Services (1.8%)
Equinix, Inc.*È	48,500	2,251
VistaPrint Ltd.*È	121,600	2,979
		5,230
IT Services (2.1%)
Cognizant Technology Solutions*	168,400	3,099
SAIC Inc.*	166,000	3,139
		6,238

See Notes to Schedule of Investments 90

	Number of Shares	Value† (000's)
Life Science Tools & Services (1.4%)
Illumina, Inc.*È	99,400	$3,114
Thermo Fisher Scientific*È	25,000	907
		4,021
Machinery (1.2%)
Danaher Corp.È	72,600	3,685
Metals & Mining (0.5%)
Agnico-Eagle MinesÈ	28,500	1,421
Multiline Retail (1.3%)
Dollar Tree*	26,500	1,029
Kohl's Corp.*È	53,000	1,862
Nordstrom, Inc.È	75,000	1,010
		3,901
Oil, Gas & Consumable Fuels (4.4%)
Concho Resources*	161,700	3,226
Range Resources	107,800	3,834
Southwestern Energy*	116,400	3,349
XTO Energy	85,000	2,691
		13,100
Personal Products (1.0%)
Chattem, Inc.*È	26,600	1,687
Mead Johnson Nutrition*	42,900	1,184
		2,871
Pharmaceuticals (1.0%)
Mylan Laboratories*È	152,500	1,896
Perrigo Co.	56,500	1,135
		3,031
Professional Services (0.9%)
FTI Consulting*	70,000	2,558
Road & Rail (0.7%)
J.B. Hunt Transport Services	105,800	2,156
Semiconductors & Semiconductor Equipment (4.0%)
Altera Corp.	78,500	1,203
Analog DevicesÈ	64,000	1,193
Broadcom Corp.*È	83,000	1,365
Cree, Inc.*È	43,000	845
Lam Research*	65,000	1,271
Microchip TechnologyÈ	182,000	3,416
Silicon Laboratories*	74,100	1,623
Varian Semiconductor Equipment*	50,000	913
		11,829
Software (3.1%)
Activision Blizzard*	450,000	4,513
ANSYS, Inc.*	139,500	2,814

	Number of Shares	Value† (000's)
Blackboard Inc.*	71,400	$1,959
		9,286
Specialty Retail (4.9%)
Bed Bath & Beyond*	32,000	681
GameStop Corp. Class A*	111,300	2,996
Ross Stores	139,500	4,118
Staples, Inc.	65,000	1,037
TJX Cos.È	66,800	1,488
Urban Outfitters*	250,000	4,160
		14,480
Trading Companies & Distributors (1.1%)
Fastenal Co.È	108,900	3,280
Wireless Telecommunication Services (5.1%)
American Tower*È	170,000	4,950
Millicom International CellularÈ	36,000	1,417
NII Holdings*È	200,900	2,574
SBA Communications*	300,900	6,253
		15,194
Total Common Stocks (Cost $319,974)		270,919
Short-Term Investments (24.6%)
Neuberger Berman Prime Money Fund Trust Class@ØØ	24,107,989	24,108
Neuberger Berman Securities Lending Quality Fund, LLC‡	48,737,303	48,737
Total Short-Term Investments (Cost $72,845)		72,845
Total Investments## (115.9%) (Cost $392,819)		343,764
Liabilities, less cash, receivables and other assets [(15.9%)]		(47,062)
Total Net Assets (100.0%)		$296,702

See Notes to Schedule of Investments 91

Schedule of Investments Partners Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Berkshire Hathaway Class B	3.2%
2	Petroleo Brasileiro ADR	3.0%
3	China Mobile ADR	2.5%
4	Fidelity National Information Services	2.5%
5	Shire Limited ADR	2.4%
6	Constellation Brands	2.4%
7	Freeport-McMoRan Copper & Gold	2.3%
8	McGraw-Hill Cos.	2.2%
9	Energizer Holdings	2.2%
10	Affiliated Computer Services	2.2%

	Number of Shares	Value† (000's)
Common Stocks (98.3%)
Aerospace & Defense (2.0%)
L-3 Communications Holdings	476,200	$32,215
Automobiles (1.0%)
Harley-DavidsonÈ	1,623,100	16,393
Beverages (3.8%)
Constellation Brands*	2,866,700	37,410
Dr. Pepper Snapple Group*È	1,633,000	22,944
		60,354
Capital Markets (5.3%)
Bank of New York MellonÈ	206,800	4,585
Goldman Sachs Group	259,400	23,626
Invesco Ltd.	2,076,200	23,731
Morgan StanleyÈ	1,075,382	21,013
State StreetÈ	468,300	11,834
		84,789
Construction & Engineering (2.3%)
Chicago Bridge & Iron	2,695,500	16,254
KBR, Inc.È	1,613,232	20,327
		36,581
Consumer Finance (1.2%)
American ExpressÈ	1,516,000	18,283
Diversified Financial Services (3.2%)
Bank of AmericaÈ	1,519,700	6,003
Citigroup Inc.	3,311,900	4,968
J.P. Morgan Chase	642,600	14,683
Moody's Corp.È	1,374,994	24,681
		50,335
Electric Utilities (1.6%)
FirstEnergy Corp.	615,400	26,191
Electrical Equipment (1.6%)
ABB Ltd.	2,045,400	24,647
Energy Equipment & Services (4.1%)
Halliburton Co.È	1,181,600	19,272
National Oilwell Varco*È	891,300	23,824
Noble Corp.È	926,300	22,778
		65,874

	Number of Shares	Value† (000's)
Health Care Equipment & Supplies (2.1%)
Covidien Ltd.È	474,700	$15,034
Zimmer Holdings*	526,000	18,420
		33,454
Health Care Providers & Services (5.2%)
Aetna Inc.È	1,175,400	28,057
Cardinal HealthÈ	657,000	21,319
WellPoint Inc.*È	964,000	32,699
		82,075
Health Care Technology (0.7%)
IMS Health	897,200	11,233
Household Durables (0.6%)
NVR, Inc.*	29,600	9,850
Household Products (2.2%)
Energizer Holdings*	814,200	34,351
Independent Power Producers & Energy Traders (2.0%)
NRG Energy*È	1,678,068	31,716
Industrial Conglomerates (1.4%)
McDermott International*È	1,860,700	21,938
Insurance (5.3%)
Assurant, Inc.	1,116,200	22,770
Berkshire Hathaway Class B*È	19,900	51,024
MetLife, Inc.È	586,742	10,831
		84,625
IT Services (6.5%)
Affiliated Computer Services*	735,400	34,292
Fidelity National Information ServicesÈ	2,230,630	39,036
Lender Processing Services	1,118,415	29,291
		102,619
Machinery (1.4%)
Terex Corp.*	2,438,700	21,753
Marine (0.2%)
DryShips Inc.	1,133,700	3,934

	Number of Shares	Value† (000's)
Media (3.1%)
Cablevision Systems	1,085,413	$14,099
McGraw-Hill Cos.È	1,775,500	35,031
		49,130
Metals & Mining (5.4%)
Cliffs Natural Resources	575,900	8,886
Freeport-McMoRan Copper & GoldÈ	1,188,200	36,145
Sterlite Industries (India) ADR	1,611,100	7,411
Teck Cominco Class B	2,911,000	10,043
United States SteelÈ	482,200	9,485
Xstrata PLC	1,454,700	14,331
		86,301
Multiline Retail (3.0%)
J.C. PenneyÈ	1,535,200	23,535
Macy's Inc.	3,093,800	24,348
		47,883
Oil, Gas & Consumable Fuels (17.0%)
Canadian Natural ResourcesÈ	1,042,600	33,645
Denbury Resources*	1,737,060	22,373
EOG ResourcesÈ	449,200	22,478
Exxon MobilÈ	28,200	1,915
Frontline Ltd.È	428,100	8,873
Peabody EnergyÈ	861,400	20,389
Petroleo Brasileiro ADRÈ	1,695,800	47,025
Ship Finance InternationalÈ	1,193,810	10,183
Southwestern Energy*È	1,108,625	31,895
Suncor EnergyÈ	952,200	19,796
Talisman Energy	1,486,340	13,912
Walter Industries	860,400	15,634
XTO EnergyÈ	679,357	21,508
		269,626
Personal Products (2.1%)
NBTY, Inc.*	2,296,674	34,152
Pharmaceuticals (2.4%)
Shire Limited ADRÈ	1,065,659	37,788

See Notes to Schedule of Investments 92

	Number of Shares	Value† (000's)
Real Estate Investment Trusts (1.7%)
Annaly Capital ManagementÈ	1,075,424	$14,949
Vornado Realty TrustÈ	353,200	11,560
		26,509
Semiconductors & Semiconductor Equipment (0.7%)
International Rectifier*	920,500	11,552
Software (5.0%)
Check Point Software Technologies*È	806,573	17,720
Microsoft Corp.È	1,295,200	20,918
Oracle Corp.*È	1,525,200	23,702
Symantec Corp.*È	1,220,968	16,886
		79,226
Specialty Retail (1.7%)
Best BuyÈ	917,175	26,433
Wireless Telecommunication Services (2.5%)
China Mobile ADRÈ	908,200	39,370
Total Common Stocks (Cost $2,719,319)		1,561,180
Short-Term Investments (23.9%)
Neuberger Berman Prime Money Fund Trust Class@	20,503,583	20,504
Neuberger Berman Securities Lending Quality Fund, LLC‡	358,298,011	358,298
Total Short-Term Investments (Cost $378,802)		378,802
Total Investments##(122.2%) (Cost $3,098,121)		1,939,982
Liabilities, less cash, receivables and other assets [(22.2%)]		(352,508)
Total Net Assets (100.0%)		$1,587,474

See Notes to Schedule of Investments 93

Schedule of Investments Real Estate Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Public Storage	8.9%
2	Boston Properties	5.8%
3	Simon Property Group	5.7%
4	Digital Realty Trust	5.4%
5	Vornado Realty Trust	4.8%
6	HCP, Inc.	4.7%
7	Federal Realty Investment Trust	4.0%
8	Equity Residential	3.9%
9	AvalonBay Communities	3.6%
10	Corporate Office Properties Trust	3.2%

	Number of Shares	Value† (000's)
Common Stocks (96.2%)
Apartments (15.9%)
American Campus CommunitiesÈ	17,651	$302
Apartment Investment & Management	84,090	439
AvalonBay Communities	27,732	1,177
BRE Properties	27,500	520
Equity Residential	72,300	1,273
Essex Property TrustÈ	16,600	903
UDR, Inc.	72,723	575
		5,189
Community Centers (9.6%)
Acadia Realty TrustÈ	48,622	488
Federal Realty Investment Trust	31,800	1,308
Kimco Realty	88,100	780
Tanger Factory Outlet CentersÈ	20,200	557
		3,133
Diversified (4.8%)
Vornado Realty Trust	48,000	1,571
Health Care (13.5%)
HCP, Inc.È	83,700	1,529
Health Care REIT	30,700	945
Nationwide Health Properties	26,900	545
OMEGA Healthcare Investors	32,500	427
Ventas, Inc.	44,300	955
		4,401
Industrial (3.9%)
AMB Property	11,800	141
EastGroup Properties	27,700	681
ProLogis	77,800	450
		1,272
Lodging (3.4%)
Host Hotels & Resorts	115,900	429
LaSalle Hotel Properties	50,400	268
Starwood Hotels & Resorts Worldwide	34,500	400
		1,097

	Number of Shares	Value† (000's)
Office (17.8%)
Alexandria Real Estate EquitiesÈ	21,350	$853
Boston Properties	51,300	1,903
Brandywine Realty Trust	140,000	661
Brookfield Properties	59,900	296
Corporate Office Properties Trust	41,370	1,034
Highwoods Properties	22,900	433
SL Green Realty	52,100	605
		5,785
Office—Industrial (1.0%)
Duke Realty	44,700	309
Regional Malls (8.2%)
Macerich Co.È	72,900	832
Simon Property GroupÈ	56,000	1,854
		2,686
Self Storage (9.6%)
Extra Space Storage	36,800	231
Public Storage	52,200	2,896
		3,127
Specialty (8.5%)
Digital Realty TrustÈ	58,900	1,760
Plum Creek Timber CompanyÈ	24,500	643
Rayonier Inc.	13,600	362
		2,765
Total Common Stocks (Cost $49,879)		31,335

	Number of Shares	Value† (000's)
Short-Term Investments (25.3%)
Neuberger Berman Prime Money Fund Trust Class@	1,475,958	$1,476
Neuberger Berman Securities Lending Quality Fund, LLC‡	6,775,035	6,775
Total Short-Term Investments (Cost $8,251)		8,251
Total Investments##(121.5%) (Cost $58,130)		39,586
Liabilities, less cash, receivables and other assets [(21.5%)]		(6,997)
Total Net Assets (100.0%)		$32,589

See Notes to Schedule of Investments 94

Schedule of Investments Regency Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Affiliated Computer Services	2.5%
2	DPL Inc.	2.2%
3	Constellation Brands	2.1%
4	Noble Energy	2.0%
5	Talisman Energy	2.0%
6	Invesco Ltd.	2.0%
7	NBTY, Inc.	2.0%
8	Lender Processing Services	2.0%
9	NRG Energy	2.0%
10	Assurant, Inc.	1.9%

	Number of Shares	Value† (000's)
Common Stocks (97.5%)
Aerospace & Defense (2.5%)
Embraer-Empresa Brasileira de Aeronautica ADRÈ	48,600	$526
L-3 Communications Holdings	13,500	913
		1,439
Auto Components (0.9%)
WABCO Holdings	52,200	528
Automobiles (1.1%)
Harley-DavidsonÈ	60,900	615
Beverages (3.3%)
Constellation Brands*	91,400	1,193
Dr. Pepper Snapple Group*	50,200	705
		1,898
Capital Markets (6.5%)
Invesco Ltd.	101,000	1,154
Jefferies GroupÈ	89,400	884
Legg Mason	58,200	747
Morgan Stanley	48,300	944
		3,729
Commercial Banks (3.1%)
First Horizon NationalÈ	86,738	795
KeyCorpÈ	84,900	595
Zions BancorpÈ	40,200	377
		1,767
Construction & Engineering (0.9%)
Chicago Bridge & Iron	85,800	517
Diversified Financial Services (1.0%)
Moody's Corp.È	33,100	594
Electric Utilities (7.2%)
DPL Inc.	62,200	1,250
Entergy Corp.	9,000	607
FirstEnergy Corp.	23,300	992
NV Energy	69,300	642
PPL Corp.	23,200	647
		4,138

	Number of Shares	Value† (000's)
Electronic Equipment, Instruments & Components (3.2%)
Anixter International*	36,100	$1,062
Avnet, Inc.*	44,700	772
		1,834
Energy Equipment & Services (3.3%)
National Oilwell Varco*	27,100	724
Noble Corp.	21,200	521
Oceaneering International*È	20,600	655
		1,900
Food Products (2.3%)
ConAgra, Inc.	38,600	582
J.M. Smucker	14,000	520
Smithfield Foods*È	29,800	234
		1,336
Health Care Equipment & Supplies (0.8%)
Covidien Ltd.	13,900	440
Health Care Providers & Services (6.0%)
Aetna Inc.	37,600	898
AmerisourceBergen Corp.	19,600	623
CIGNA Corp.È	32,700	515
Coventry Health Care*È	48,300	556
Mednax Inc.*	28,900	855
		3,447
Health Care Technology (1.2%)
IMS Health	56,500	708
Household Durables (2.5%)
NVR, Inc.*	2,800	932
Whirlpool Corp.È	23,100	513
		1,445
Household Products (1.3%)
Energizer Holdings*	17,400	734
Independent Power Producers & Energy Traders (2.2%)
Dynegy Inc.*È	102,300	133
NRG Energy*È	59,900	1,132
		1,265

	Number of Shares	Value† (000's)
Industrial Conglomerates (0.6%)
McDermott International*	31,800	$375
Insurance (6.1%)
Assurant, Inc.	55,100	1,124
PartnerRe Ltd.	13,400	830
StanCorp Financial Group	36,800	662
W.R. Berkley	43,600	907
		3,523
IT Services (5.5%)
Affiliated Computer Services*	30,500	1,422
Fidelity National Information Services	36,800	644
Lender Processing Services	43,300	1,134
		3,200
Machinery (4.0%)
Eaton Corp.È	16,800	607
Kennametal Inc.	18,300	299
SPX Corp.È	18,700	828
Terex Corp.*	68,100	608
		2,342
Marine (0.5%)
Eagle Bulk Shipping	78,500	295
Media (2.6%)
Cablevision Systems	37,300	485
McGraw-Hill Cos.	51,000	1,006
		1,491
Metals & Mining (4.0%)
Cliffs Natural Resources	29,200	451
Freeport-McMoRan Copper & Gold	27,100	824
Sterlite Industries (India) ADR	66,200	305
Teck Cominco Class B	119,900	414
United States Steel	16,700	328
		2,322
Multi-Utilities (1.6%)
CMS EnergyÈ	84,300	932

See Notes to Schedule of Investments 95

	Number of Shares	Value† (000's)
Multiline Retail (2.7%)
J.C. PenneyÈ	53,600	$822
Macy's Inc.	95,800	754
		1,576
Oil, Gas & Consumable Fuels (10.2%)
Apache Corp.È	9,900	585
Denbury Resources*	62,800	809
Noble EnergyÈ	25,500	1,161
Ship Finance InternationalÈ	38,049	325
Southwestern Energy*	38,100	1,096
Talisman Energy	123,880	1,159
Whiting Petroleum*	32,400	755
		5,890
Personal Products (2.0%)
NBTY, Inc.*	76,800	1,142
Pharmaceuticals (1.9%)
Shire Limited ADR	30,300	1,075
Real Estate Investment Trusts (5.3%)
Alexandria Real Estate EquitiesÈ	7,000	280
Annaly Capital Management	76,600	1,065
Boston PropertiesÈ	19,500	723
Developers Diversified Realty	38,500	113
Macerich Co.È	13,600	155
Vornado Realty Trust	21,500	704
		3,040
Semiconductors & Semiconductor Equipment (1.2%)
International Rectifier*	54,200	680
Total Common Stocks (Cost $107,164)		56,217
Short-Term Investments (19.8%)
Neuberger Berman Prime Money Fund Trust Class@ØØ	1,606,213	1,606
Neuberger Berman Securities Lending Quality Fund, LLC‡	9,826,826	9,827
Total Short-Term Investments (Cost $11,433)		11,433
Total Investments##(117.3%) (Cost $118,597)		67,650
Liabilities, less cash, receivables and other assets [(17.3%)]		(9,991)
Total Net Assets (100.0%)		$57,659

See Notes to Schedule of Investments 96

Schedule of Investments Select Equities Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	American Tower	5.3%
2	Enbridge Inc.	4.7%
3	Monsanto Co.	4.1%
4	Medco Health Solutions	3.6%
5	Abbott Laboratories	3.5%
6	Suncor Energy	3.3%
7	Wal-Mart Stores	3.3%
8	BlackRock, Inc.	3.2%
9	Colgate-Palmolive	3.0%
10	Philip Morris International	2.9%

	Number of Shares	Value† (000's)
Common Stocks (64.9%)
Aerospace & Defense (2.6%)
Lockheed Martin	8,545	$539
Air Freight & Logistics (4.3%)
C.H. Robinson Worldwide	9,413	390
Expeditors International	18,893	520
		910
Beverages (2.4%)
PepsiCo, Inc.	10,594	510
Capital Markets (3.2%)
BlackRock, Inc.	6,884	666
Chemicals (6.4%)
Ecolab Inc.	15,704	499
Monsanto Co.	11,186	853
		1,352
Diversified Financial Services (2.9%)
J.P. Morgan Chase	26,278	601
Electric Utilities (2.8%)
FPL Group	13,035	591
Food & Staples Retailing (3.3%)
Wal-Mart Stores	14,000	689
Health Care Equipment & Supplies (2.0%)
Alcon, Inc.	4,972	410
Health Care Providers & Services (3.6%)
Medco Health Solutions*	18,765	762
Household Products (5.0%)
Colgate-Palmolive	10,449	629
Procter & Gamble	8,633	416
		1,045
Insurance (2.1%)
Aon Corp.	11,308	432
Oil, Gas & Consumable Fuels (8.0%)
Enbridge Inc.	32,995	983
Suncor Energy	33,409	695
		1,678

	Number of Shares	Value† (000's)
Pharmaceuticals (6.2%)
Abbott Laboratories	15,489	$733
Johnson & Johnson	11,541	577
		1,310
Software (1.9%)
Oracle Corp.*	25,156	391
Tobacco (2.9%)
Philip Morris International	18,402	616
Wireless Telecommunication Services (5.3%)
American Tower*	38,232	1,113
Total Common Stocks (Cost $15,672)		13,615
Short-Term Investments (34.2%)
Neuberger Berman Prime Money Fund Trust Class@ (Cost $7,160)	7,159,956	7,160
Total Investments##(99.1%) (Cost $22,832)		20,775
Cash, receivables and other assets, less liabilities (0.9%)		197
Total Net Assets (100.0%)		$20,972

See Notes to Schedule of Investments 97

Schedule of Investments Small and Mid Cap Growth Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	C.H. Robinson Worldwide	3.1%
2	IHS Inc.	3.0%
3	GameStop Corp. Class A	3.0%
4	Shoppers Drug Mart	2.9%
5	Stericycle, Inc.	2.8%
6	Myriad Genetics	2.6%
7	SBA Communications	2.5%
8	Southwestern Energy	2.1%
9	C.R. Bard	2.1%
10	Concho Resources	2.1%

	Number of Shares	Value† (000's)
Common Stocks (84.9%)
Aerospace & Defense (4.0%)
Aerovironment Inc.*	1,400	$44
HEICO Corp.	2,900	71
Precision Castparts	1,200	66
		181
Air Freight & Logistics (3.1%)
C.H. Robinson Worldwide	3,400	141
Biotechnology (5.4%)
Cephalon, Inc.*	1,200	79
Emergent Biosolutions*	2,500	48
Myriad Genetics*	1,500	118
		245
Capital Markets (3.3%)
Lazard Ltd.	3,400	82
Northern Trust	1,200	67
		149
Chemicals (1.5%)
Airgas, Inc.	2,200	68
Commercial Services & Supplies (7.7%)
Clean Harbors*	900	44
Covanta Holding*	3,900	59
Geo Group*	3,900	46
Iron Mountain*	3,900	72
Stericycle, Inc.*	2,700	130
		351
Communications Equipment (1.6%)
Harris Corp.	2,000	75
Diversified Consumer Services (2.1%)
ITT Educational Services*	400	45
Strayer Education	300	51
		96
Electrical Equipment (1.6%)
AMETEK, Inc.	2,700	71
Electronic Equipment, Instruments & Components (1.5%)
Dolby Laboratories*	2,500	70
Energy Equipment & Services (3.0%)
IHS Inc.*	3,400	139

	Number of Shares	Value† (000's)
Food & Staples Retailing (4.6%)
Shoppers Drug Mart	3,900	$133
Whole Foods Market	6,500	79
		212
Food Products (2.0%)
Ralcorp Holdings*	1,500	91
Health Care Equipment & Supplies (6.0%)
C.R. Bard	1,200	96
Masimo Corp.*	2,000	50
NuVasive, Inc.*	2,000	57
ResMed Inc.*	1,900	70
		273
Hotels, Restaurants & Leisure (2.4%)
Brinker International	4,100	45
Penn National Gaming*	3,500	67
		112
Insurance (1.1%)
Fidelity National Financial Class A	3,000	50
Internet Software & Services (2.8%)
Equinix, Inc.*	1,300	60
Omniture, Inc.*	5,800	66
		126
IT Services (2.7%)
Cognizant Technology Solutions*	3,000	55
SAIC Inc.*	3,500	66
		121
Oil, Gas & Consumable Fuels (5.6%)
Arena Resources*	3,000	64
Concho Resources*	4,700	94
Southwestern Energy*	3,400	98
		256
Personal Products (0.4%)
Mead Johnson Nutrition*	700	19

	Number of Shares	Value† (000's)
Semiconductors & Semiconductor Equipment (5.6%)
Lam Research*	2,500	$49
Microchip Technology	4,000	75
Silicon Laboratories*	2,700	59
Varian Semiconductor Equipment*	4,000	73
		256
Software (3.0%)
Activision Blizzard*	7,000	70
Sybase, Inc.*	2,400	66
		136
Specialty Retail (7.6%)
GameStop Corp. Class A*	5,000	135
Gymboree Corp.*	2,700	69
Tractor Supply*	1,600	50
Urban Outfitters*	5,600	93
		347
Trading Companies & Distributors (2.9%)
Beacon Roofing Supply*	6,200	68
Fastenal Co.	2,200	66
		134
Wireless Telecommunication Services (3.4%)
NII Holdings*	3,400	44
SBA Communications*	5,500	114
		158
Total Common Stocks (Cost $4,819)		3,877
Short-Term Investments (15.4%)
Neuberger Berman Prime Money Fund Trust Class@ (Cost $702)	702,404	702
Total Investments##(100.3%) (Cost $5,521)		4,579
Liabilities, less cash, receivables and other assets [(0.3%)]		(15)
Total Net Assets (100.0%)		$4,564

See Notes to Schedule of Investments 98

Schedule of Investments Small Cap Growth Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	GameStop Corp. Class A	3.1%
2	Varian Semiconductor Equipment	2.6%
3	SBA Communications	2.5%
4	Concho Resources	2.1%
5	Illumina, Inc.	2.0%
6	Silicon Laboratories	2.0%
7	Watson Wyatt Worldwide Class A	1.9%
8	Greenhill & Co.	1.9%
9	Nuance Communications	1.9%
10	MedAssets Inc.	1.9%

	Number of Shares	Value† (000's)
Common Stocks (98.6%)
Aerospace & Defense (2.6%)
Aerovironment Inc.*È	56,300	$1,758
HEICO Corp.È	117,128	2,855
		4,613
Airlines (1.7%)
Allegiant Travel*È	84,600	2,903
Biotechnology (2.5%)
Emergent Biosolutions*	88,500	1,709
Myriad Genetics*	33,600	2,649
		4,358
Capital Markets (3.2%)
Greenhill & Co.È	52,000	3,359
Stifel Financial*	68,500	2,257
		5,616
Chemicals (1.5%)
Calgon Carbon*	177,900	2,606
Commercial Banks (1.2%)
Signature Bank*	86,200	2,156
Commercial Services & Supplies (5.0%)
Clean Harbors*	37,200	1,807
Cornell Companies*	139,000	2,118
Geo Group*	192,300	2,273
Tetra Tech*	112,900	2,529
		8,727
Communications Equipment (4.0%)
F5 Networks*	84,500	1,690
Starent Networks*È	203,600	3,219
ViaSat, Inc.*	111,800	2,046
		6,955
Diversified Consumer Services (2.1%)
ITT Educational Services*È	16,800	1,907
Strayer EducationÈ	10,600	1,799
		3,706
Electronic Equipment, Instruments & Components (1.4%)
Cogent Inc.*	239,400	2,490
Energy Equipment & Services (1.3%)
IHS Inc.*	55,900	2,277

	Number of Shares	Value† (000's)
Food & Staples Retailing (1.8%)
Whole Foods MarketÈ	260,900	$3,170
Health Care Equipment & Supplies (9.7%)
Greatbatch, Inc.*È	27,500	536
ICU Medical*	87,800	2,768
Immucor Inc.*È	108,200	2,428
Inverness Medical Innovations*	90,600	2,036
Masimo Corp.*	86,800	2,169
NuVasive, Inc.*È	79,100	2,243
ResMed Inc.*	76,000	2,803
Wright Medical Group*	139,800	2,042
		17,025
Health Care Providers & Services (4.2%)
ATHENAHEALTH Inc.*È	69,100	1,761
Emergency Medical Services*	57,400	1,758
Genoptix Inc.*	63,100	1,913
Kindred Healthcare*	140,800	2,026
		7,458
Health Care Technology (1.9%)
MedAssets Inc.*È	220,300	3,256
Hotels, Restaurants & Leisure (5.6%)
Bally Technologies*	140,700	2,617
Brinker International	215,300	2,368
Panera Bread*È	51,900	2,286
Penn National Gaming*	135,900	2,594
		9,865
Internet Software & Services (3.2%)
Equinix, Inc.*È	55,200	2,562
Omniture, Inc.*	275,500	3,130
		5,692
Life Science Tools & Services (3.2%)
ICON PLC*	103,700	2,128
Illumina, Inc.*È	111,700	3,500
		5,628

	Number of Shares	Value† (000's)
Oil, Gas & Consumable Fuels (5.7%)
Arena Resources*È	122,900	$2,632
Comstock Resources*È	55,800	1,698
Concho Resources*	187,700	3,745
Plains Exploration & Production*	103,100	1,973
		10,048
Pharmaceuticals (1.5%)
Optimer Pharmaceuticals*È	249,500	2,672
Professional Services (3.9%)
FTI Consulting*È	49,800	1,820
Huron Consulting Group*	40,600	1,675
Watson Wyatt Worldwide Class AÈ	69,000	3,389
		6,884
Road & Rail (1.7%)
Old Dominion Freight Line*	140,100	3,053
Semiconductors & Semiconductor Equipment (9.7%)
Hittite Microwave*	115,400	3,183
Netlogic Microsystems*È	115,800	2,746
Semtech Corp.*	269,400	3,165
Silicon Laboratories*	157,800	3,456
Varian Semiconductor Equipment*	247,400	4,515
		17,065
Software (5.7%)
Concur Technologies*È	114,900	2,412
Nuance Communications*	377,500	3,345
Solera Holdings*	86,400	1,796
Sybase, Inc.*	92,700	2,519
		10,072

See Notes to Schedule of Investments 99

	Number of Shares	Value† (000's)
Specialty Retail (7.2%)
GameStop Corp. Class A*	199,500	$5,370
Gymboree Corp.*È	111,300	2,863
Rent-A-Center, Inc.*	107,700	1,887
Tractor Supply*È	79,300	2,477
		12,597
Textiles, Apparel & Luxury Goods (1.3%)
Warnaco Group*	101,800	2,204
Trading Companies & Distributors (3.3%)
Beacon Roofing Supply*È	264,700	2,903
MSC Industrial Direct	93,300	2,854
		5,757
Wireless Telecommunication Services (2.5%)
SBA Communications*	213,300	4,432
Total Common Stocks (Cost $192,629)		173,285
Short-Term Investments (23.0%)
Neuberger Berman Prime Money Fund Trust Class@ØØ	3,369,717	3,370
Neuberger Berman Securities Lending Quality Fund, LLC‡	37,159,623	37,160
Total Short-Term Investments (Cost $40,530)		40,530
Total Investments##(121.6%) (Cost $233,159)		213,815
Liabilities, less cash, receivables and other assets [(21.6%)]		(37,992)
Total Net Assets (100.0%)		$175,823

See Notes to Schedule of Investments 100

Schedule of Investments Socially Responsive Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Altera Corp.	5.7%
2	Danaher Corp.	5.2%
3	Washington Post	4.9%
4	Scripps Networks Interactive	4.4%
5	Genzyme Corp.	4.3%
6	Comcast Corp. Class A Special	4.2%
7	National Instruments	3.8%
8	BG Group PLC	3.7%
9	Anixter International	3.7%
10	Novo Nordisk A/S Class B	3.5%

	Number of Shares	Value† (000's)
Common Stocks (96.3%)
Auto Components (1.4%)
BorgWarner, Inc.	581,760	$10,035
Automobiles (2.1%)
Toyota Motor ADRÈ	230,425	14,549
Biotechnology (4.7%)
Genzyme Corp.*	502,745	30,632
Medarex, Inc.*	607,950	2,377
		33,009
Capital Markets (4.2%)
Bank of New York Mellon	652,517	14,466
Charles SchwabÈ	1,174,839	14,932
		29,398
Chemicals (3.3%)
Praxair, Inc.	406,825	23,087
Commercial Services & Supplies (2.0%)
Manpower Inc.	503,460	14,037
Diversified Financial Services (3.3%)
IntercontinentalExchange Inc.*	414,165	23,512
Electronic Equipment, Instruments & Components (7.5%)
Anixter International*	885,160	26,033
National Instruments	1,571,218	27,072
		53,105
Energy Equipment & Services (2.5%)
Smith International	810,615	17,412
Health Care Providers & Services (2.2%)
UnitedHealth Group	775,465	15,238
Industrial Conglomerates (2.7%)
3M Co.	415,765	18,901
Insurance (6.7%)
Markel Corp.*	25,700	6,831
Progressive Corp.*	1,544,140	17,866
Willis Group Holdings	1,041,780	22,805
		47,502

	Number of Shares	Value† (000's)
Life Science Tools & Services (2.0%)
Millipore Corp.*	261,400	$14,393
Machinery (5.2%)
Danaher Corp.	717,645	36,428
Media (15.1%)
Comcast Corp. Class A SpecialÈ	2,428,625	29,508
Liberty Global Class A*	588,277	7,218
Liberty Global Class C*	296,076	3,520
Scripps Networks Interactive	1,556,215	30,984
Washington Post	96,743	34,875
		106,105
Multi-Utilities (3.8%)
National Grid	2,366,688	21,067
National Grid ADR	134,438	5,991
		27,058
Oil, Gas & Consumable Fuels (8.8%)
BG Group PLC	1,833,700	26,212
Cimarex Energy	636,744	12,512
Newfield Exploration*	1,205,630	23,305
		62,029
Pharmaceuticals (3.5%)
Novo Nordisk A/S Class B	509,100	24,790
Road & Rail (3.4%)
Canadian National Railway	748,435	24,204
Semiconductors & Semiconductor Equipment (8.7%)
Altera Corp.	2,627,080	40,273
Texas Instruments	1,492,830	21,422
		61,695
Software (3.2%)
Intuit Inc.*	998,125	22,747
Total Common Stocks (Cost $1,011,618)		679,234
Short-Term Investments (4.1%)
Neuberger Berman Securities Lending Quality Fund, LLC‡ (Cost $28,779)	28,779,210	28,779

	Principal Amount	Value† (000's)
Repurchase Agreements (3.6%)
Repurchase Agreement with Fixed Income Clearing Corp., 0.05%, due 3/2/09, dated 2/27/09, Maturity Value $25,162,105, Collateralized by $25,920,000, Fannie Mae, 0.00%, due 3/31/09 (Collateral Value $25,920,000)# (Cost $25,162)	$25,162,000	$25,162
Certificates of Deposit (0.1%)
Carver Federal Savings, 2.50%, due 3/28/09	100,000	100
Self Help Credit Union, 1.23%, due 5/16/09	100,000	100
Shorebank Chicago, 1.60%, due 4/27/09	100,000	100
Shorebank Pacific, 0.90%, due 5/2/09	100,000	100
Total Certificates of Deposit# (Cost $400)		400
Total Investments##(104.1%) (Cost $1,065,959)		733,575
Liabilities, less cash, receivables and other assets [(4.1%)]		(28,719)
Total Net Assets (100.0%)		$704,856

See Notes to Schedule of Investments 101

Notes to Schedule of Investments (Unaudited)

†  Investments in equity securities by each fund and written options by Equity Income are valued by obtaining valuations from an independent pricing service. The independent pricing service values equity securities at the latest sale price where that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the funds at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, each fund seeks to obtain quotations from principal market makers. Investments in debt securities are valued daily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. For both debt and equity securities, if such quotations are not readily available, securities are valued using methods the Board of Trustees of Neuberger Berman Equity Funds (the "Board") has approved on the belief that they reflect fair value. Numerous fac tors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of the funds' foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the funds could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

  The Funds adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective September 1, 2008. In accordance with FAS 157, "fair value" is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of the Funds' investments.

  In addition to defining fair value, FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

See Notes to Financial Statements 102

Notes to Schedule of Investments (Unaudited) (cont'd)

  The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

  The following is a summary of the inputs used to value the Funds' investments as of February 28, 2009:

(000's omitted) Neuberger Berman	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3§– Significant Unobservable Inputs	Total
Century Fund
Investments in Securities	$7,773	$412	$—	$8,185
Climate Change Fund
Investments in Securities	2,205	191	—	2,396
Emerging Markets Equity Fund
Investments in Securities	2,361	183	98	2,642
Equity Income Fund
Investments in Securities	12,607	12,640	—	25,247
Other Financial Instruments**	6	—	—	6
Focus Fund
Investments in Securities	408,975	97,919	—	506,894
Genesis Fund
Investments in Securities	5,953,905	470,603	—	6,424,508
Guardian Fund
Investments in Securities	717,120	75,821	—	792,941
International Fund
Investments in Securities	305,931	46,835	—	352,766
International Institutional Fund
Investments in Securities	161,229	18,647	—	179,876
International Large Cap Fund
Investments in Securities	76,067	7,582	—	83,649
Large Cap Disciplined Growth Fund
Investments in Securities	35,918	2,381	—	38,299
Mid Cap Growth Fund
Investments in Securities	270,919	72,845	—	343,764
Partners Fund
Investments in Securities	1,561,180	378,802	—	1,939,982
Real Estate Fund
Investments in Securities	31,335	8,251	—	39,586
Regency Fund
Investments in Securities	56,217	11,433	—	67,650
Select Equities Fund
Investments in Securities	13,615	7,160	—	20,775

See Notes to Financial Statements 103

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted) Neuberger Berman	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3§– Significant Unobservable Inputs	Total
Small and Mid Cap Growth Fund
Investments in Securities	$3,877	$702	$—	$4,579
Small Cap Growth Fund
Investments in Securities	173,285	40,530	—	213,815
Socially Responsive Fund
Investments in Securities	679,234	54,341	—	733,575

**  Other financial instruments include written options.

§  Following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted) Neuberger Berman	Balance, as of 9/1/08	Accrued discounts/ premiums	Realized gain/loss and change in unrealized appreciation/ depreciation	Net purchases/ sales	Net transfers in and/ or out of Level 3	Balance, as of 2/28/09	Net change in unrealized appreciation/ depreciation from investments still held as of 2/28/09
Emerging Markets Equity Fund
Investments in Securities	—	—	$(1)	$99	—	$98	$(1)

#  At cost, which approximates market value.

##  At February 28, 2009, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted) Neuberger Berman	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Century Fund	$9,945	$109	$1,869	$(1,760)
Climate Change Fund	3,050	18	672	(654)
Emerging Markets Equity Fund	2,896	98	352	(254)
Equity Income Fund	32,570	101	7,424	(7,323)
Focus Fund	641,564	7,966	142,636	(134,670)
Genesis Fund	6,908,545	1,207,250	1,691,287	(484,037)
Guardian Fund	1,051,465	21,703	280,227	(258,524)
International Fund	506,950	7,373	161,557	(154,184)
International Institutional Fund	268,056	2,700	90,880	(88,180)
International Large Cap Fund	125,787	510	42,648	(42,138)
Large Cap Disciplined Growth Fund	45,926	336	7,963	(7,627)
Mid Cap Growth Fund	395,418	17,549	69,203	(51,654)

See Notes to Financial Statements 104

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted) Neuberger Berman	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Partners Fund	$3,103,783	$105,500	$1,269,301	$(1,163,801)
Real Estate Fund	63,584	91	24,089	(23,998)
Regency Fund	119,953	1,429	53,732	(52,303)
Select Equities Fund	22,911	—	2,136	(2,136)
Small and Mid Cap Growth Fund	5,600	70	1,091	(1,021)
Small Cap Growth Fund	243,194	6,393	35,772	(29,379)
Socially Responsive Fund	1,072,806	6,947	346,178	(339,231)

*  Security did not produce income during the last twelve months.

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

^  Affiliated issuer (see Note F of Notes to Financial Statements).

@  Neuberger Berman Prime Money Fund ("Prime Money") and Neuberger Berman Government Money Fund ("Government Money") are also managed by Neuberger Berman Management LLC and may be considered affiliates since they have the same officers, Board members, and investment manager as the fund and because, at times, the fund may own 5% or more of the outstanding voting securities of Prime Money or Government Money, respectively (see Notes A & F of Notes to Financial Statements).

‡  Managed by an affiliate of Neuberger Berman Management LLC and could be deemed an affiliate of the fund and is segregated in connection with obligations for security lending (see Notes A & F of Notes to Financial Statements).

‡‡  At February 28, 2009, Equity Income Fund had outstanding written options as follows:

Shares	Securities and Options	Market Value of Options
5,000	Schlumberger Ltd.	$6,000
	Total	$6,000

ñ  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At February 28, 2009, these securities amounted to $29,000 or 1.1% of net assets for Emerging Markets Equity Fund and $749,000 or 2.9% of net assets for Equity Income Fund.

Ñ  These securities have been deemed by the investment manager to be illiquid. At February 28, 2009, these securities amounted to $2,274,000 or 0.7% of net assets for International Fund.

µµ  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be illiquid and restricted. At February 28, 2009, these securities amounted to approximately $98,000 or 3.8% of net assets for Emerging Markets Equity Fund.

See Notes to Financial Statements 105

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted) Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of February 28, 2009	Fair Value Percentage of Net Assets as of February 28, 2009
Bharat Heavy Electricals	2/18/2009	$29	1.1%	$29	1.1%
Bharti Airtel	2/18/2009	15	0.6%	14	0.6%
Cairn India	2/23/2009	34	1.3%	36	1.4%
Punjab National Bank	2/18/2009	21	0.8%	19	0.7%

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of February 28, 2009.

ØØ  All or a portion of this security is segregated in connection with written options and/or obligations for security lending and/or foreign currency spot contracts.

See Notes to Financial Statements 106

Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	CENTURY FUND	CLIMATE CHANGE FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND
	February 28, 2009	February 28, 2009	February 28, 2009	February 28, 2009	February 28, 2009
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$7,773	$2,205	$2,459	$20,057	$408,975
Affiliated issuers	412	191	183	5,190	97,919
	8,185	2,396	2,642	25,247	506,894
Cash	—	—	—	7	—
Foreign currency	—	—	47	—	—
Deposits with brokers for open option contracts	—	—	—	184	—
Dividends and interest receivable	18	6	11	118	886
Receivable for securities sold	76	90	29	—	7,922
Receivable for Fund shares sold	49	5	—	456	64
Receivable from administrator—net (Note B)	10	18	7	23	—
Receivable for securities lending income (Note A)	—	—	—	—	72
Prepaid expenses and other assets	—	—	—	—	5
Total Assets	8,338	2,515	2,736	26,035	515,843
Liabilities
Options contracts written, at value (Note A)	—	—	—	6	—
Due to custodian	—	—	—	1	—
Payable for collateral on securities loaned (Note A)	—	—	—	—	82,358
Payable for securities purchased	242	137	67	—	4,756
Payable for Fund shares redeemed	21	—	—	195	256
Payable to investment manager—net (Notes A & B)	3	2	2	11	193
Payable to administrator—net (Note B)	—	—	—	—	100
Payable for securities lending fees (Note A)	—	—	—	—	89
Accrued expenses and other payables	38	52	107	56	283
Total Liabilities	304	191	176	269	88,035
Net Assets at value	$8,034	$2,324	$2,560	$25,766	$427,808
Net Assets consist of:
Paid-in capital	44,310	4,781	3,090	37,424	689,097
Undistributed net investment income (loss)	12	—	—	231	2,611
Distributions in excess of net investment income	—	(72)	(74)	—	—
Accumulated net realized gains (losses) on investments	(34,802)	(2,154)	(233)	(4,568)	(137,131)
Net unrealized appreciation (depreciation) in value of investments	(1,486)	(231)	(223)	(7,321)	(126,769)
Net Assets at value	$8,034	$2,324	$2,560	$25,766	$427,808
Net Assets
Investor Class	$8,034	$—	$—	$—	$400,889
Trust Class	—	—	—	—	19,175
Advisor Class	—	—	—	—	7,744
Institutional Class	—	1,109	2,378	68	—
Class A	—	1,099	98	24,244	—
Class C	—	116	84	1,454	—

See Notes to Financial Statements 107

	GENESIS FUND	GUARDIAN FUND	INTERNATIONAL FUND	INTERNATIONAL INSTITUTIONAL FUND	INTERNATIONAL LARGE CAP FUND
	February 28, 2009	February 28, 2009	February 28, 2009	February 28, 2009	February 28, 2009
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$2,730,817	$717,120	$305,931	$161,229	$76,067
Affiliated issuers	3,693,691	75,821	46,835	18,647	7,582
	6,424,508	792,941	352,766	179,876	83,649
Cash	—	—	—	—	—
Foreign currency	—	—	16,211	1,952	522
Deposits with brokers for open option contracts	—	—	—	—	—
Dividends and interest receivable	5,936	1,260	427	253	202
Receivable for securities sold	37,682	3,400	3,578	1,848	1,237
Receivable for Fund shares sold	15,469	519	138	27	8
Receivable from administrator—net (Note B)	—	—	—	34	30
Receivable for securities lending income (Note A)	—	21	103	47	12
Prepaid expenses and other assets	—	56	—	—	—
Total Assets	6,483,595	798,197	373,223	184,037	85,660
Liabilities
Options contracts written, at value (Note A)	—	—	—	—	—
Due to custodian	—	3	—	—	91
Payable for collateral on securities loaned (Note A)	—	56,111	35,813	11,405	2,839
Payable for securities purchased	10,311	7,594	2,899	1,290	2,305
Payable for Fund shares redeemed	7,865	405	770	42	71
Payable to investment manager—net (Notes A & B)	3,579	319	234	122	36
Payable to administrator—net (Note B)	1,577	169	165	—	—
Payable for securities lending fees (Note A)	—	29	69	32	8
Accrued expenses and other payables	1,373	486	397	124	124
Total Liabilities	24,705	65,116	40,347	13,015	5,474
Net Assets at value	$6,458,890	$733,081	$332,876	$171,022	$80,186
Net Assets consist of:
Paid-in capital	7,622,811	1,097,326	695,132	421,450	177,053
Undistributed net investment income (loss)	(35,289)	3,486	—	—	—
Distributions in excess of net investment income	—	—	(5,785)	(3,486)	(753)
Accumulated net realized gains (losses) on investments	(657,216)	(114,711)	(220,631)	(170,396)	(57,029)
Net unrealized appreciation (depreciation) in value of investments	(471,416)	(253,020)	(135,840)	(76,546)	(39,085)
Net Assets at value	$6,458,890	$733,081	$332,876	$171,022	$80,186
Net Assets
Investor Class	$1,169,462	$677,986	$158,518	$—	$—
Trust Class	2,522,514	54,655	174,358	—	18,223
Advisor Class	286,370	440	—	—	—
Institutional Class	2,480,544	—	—	171,022	60,594
Class A	—	—	—	—	1,279
Class C	—	—	—	—	90

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	CENTURY FUND	CLIMATE CHANGE FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND
	February 28, 2009	February 28, 2009	February 28, 2009	February 28, 2009	February 28, 2009
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	1,724	—	—	—	34,133
Trust Class	—	—	—	—	2,229
Advisor Class	—	—	—	—	1,299
Institutional Class	—	240	288	10	—
Class A	—	238	12	3,555	—
Class C	—	25	10	214	—
Net Asset Value, offering and redemption price per share
Investor Class	$4.66	$—	$—	$—	$11.74
Trust Class	—	—	—	—	8.60
Advisor Class	—	—	—	—	5.96
Institutional Class	—	4.62	8.25	6.84	—
Net Asset Value and redemption price per share
Class A	$—	$4.61	$8.24	$6.82	$—
Offering Price per share
Class A‡	$—	$4.89	$8.74	$7.24	$—
Net Asset Value and offering price per share
Class C^	$—	$4.58	$8.23	$6.81	$—
†Securities on loan, at value:
Unaffiliated issuers	$—	$—	$—	$—	$80,617
*Cost of Investments:
Unaffiliated issuers	$9,259	$2,436	$2,681	$27,380	$535,744
Affiliated issuers	412	191	183	5,190	97,919
Total cost of investments	$9,671	$2,627	$2,864	$32,570	$633,663
Total cost of foreign currency	$—	$—	$48	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements 109

	GENESIS FUND	GUARDIAN FUND	INTERNATIONAL FUND	INTERNATIONAL INSTITUTIONAL FUND	INTERNATIONAL LARGE CAP FUND
	February 28, 2009	February 28, 2009	February 28, 2009	February 28, 2009	February 28, 2009
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	63,509	81,431	16,723	—	—
Trust Class	95,445	8,363	16,611	—	3,275
Advisor Class	18,605	60	—	—	—
Institutional Class	97,765	—	—	32,955	10,908
Class A	—	—	—	—	231
Class C	—	—	—	—	16
Net Asset Value, offering and redemption price per share
Investor Class	$18.41	$8.33	$9.48	$—	$—
Trust Class	26.43	6.54	10.50	—	5.56
Advisor Class	15.39	7.39	—	—	—
Institutional Class	25.37	—	—	5.19	5.56
Net Asset Value and redemption price per share
Class A	$—	$—	$—	$—	$5.54
Offering Price per share
Class A‡	$—	$—	$—	$—	$5.88
Net Asset Value and offering price per share
Class C^	$—	$—	$—	$—	$5.54
†Securities on loan, at value:
Unaffiliated issuers	$—	$54,841	$33,975	$10,784	$2,689
*Cost of Investments:
Unaffiliated issuers	$2,571,248	$970,140	$441,454	$237,732	$115,148
Affiliated issuers	4,324,676	75,821	46,835	18,647	7,582
Total cost of investments	$6,895,924	$1,045,961	$488,289	$256,379	$122,730
Total cost of foreign currency	$—	$—	$16,506	$1,984	$521

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	LARGE CAP DISCIPLINED GROWTH FUND	MID CAP GROWTH FUND	PARTNERS FUND	REAL ESTATE FUND	REGENCY FUND
	February 28, 2009	February 28, 2009	February 28, 2009	February 28, 2009	February 28, 2009
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$35,918	$270,919	$1,561,180	$31,335	$56,217
Affiliated issuers	2,381	72,845	378,802	8,251	11,433
	38,299	343,764	1,939,982	39,586	67,650
Cash	—	—	—	—	—
Foreign currency	—	10	2,379	—	—
Deposits with brokers for open option contracts	—	—	—	—	—
Dividends and interest receivable	77	87	3,962	177	164
Receivable for securities sold	358	3,768	4,196	331	89
Receivable for Fund shares sold	1,419	903	1,272	141	173
Receivable from administrator—net (Note B)	22	—	—	27	1
Receivable for securities lending income (Note A)	—	38	229	5	7
Prepaid expenses and other assets	—	10	1	—	3
Total Assets	40,175	348,580	1,952,021	40,267	68,087
Liabilities
Options contracts written, at value (Note A)	—	—	—	—	—
Due to custodian	—	—	—	—	—
Payable for collateral on securities loaned (Note A)	—	49,141	358,492	6,692	10,011
Payable for securities purchased	1,564	2,018	—	824	183
Payable for Fund shares redeemed	185	249	3,867	65	93
Payable to investment manager—net (Notes A & B)	16	132	659	22	28
Payable to administrator—net (Note B)	—	49	514	—	—
Payable for securities lending fees (Note A)	—	44	297	6	9
Accrued expenses and other payables	92	245	718	69	104
Total Liabilities	1,857	51,878	364,547	7,678	10,428
Net Assets at value	$38,318	$296,702	$1,587,474	$32,589	$57,659
Net Assets consist of:
Paid-in capital	49,305	657,700	3,008,568	76,199	119,352
Undistributed net investment income (loss)	3	(714)	10,893	403	370
Distributions in excess of net investment income	—	—	—	—	—
Accumulated net realized gains (losses) on investments	(5,117)	(311,229)	(273,812)	(25,469)	(11,116)
Net unrealized appreciation (depreciation) in value of investments	(5,873)	(49,055)	(1,158,175)	(18,544)	(50,947)
Net Assets at value	$38,318	$296,702	$1,587,474	$32,589	$57,659
Net Assets
Investor Class	$—	$226,801	$847,337	$—	$29,792
Trust Class	—	7,967	405,686	32,300	27,867
Advisor Class	—	2,384	244,749	—	—
Institutional Class	2,066	59,550	89,702	289	—
Class A	24,139	—	—	—	—
Class C	12,113	—	—	—	—

See Notes to Financial Statements 111

	SELECT EQUITIES FUND	SMALL AND MID CAP GROWTH FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	February 28, 2009	February 28, 2009	February 28, 2009	February 28, 2009
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$13,615	$3,877	$173,285	$704,796
Affiliated issuers	7,160	702	40,530	28,779
	20,775	4,579	213,815	733,575
Cash	—	—	—	—
Foreign currency	—	—	—	—
Deposits with brokers for open option contracts	—	—	—	—
Dividends and interest receivable	26	—	6	690
Receivable for securities sold	—	90	9,074	3,252
Receivable for Fund shares sold	377	—	327	1,770
Receivable from administrator—net (Note B)	6	12	—	—
Receivable for securities lending income (Note A)	—	—	33	12
Prepaid expenses and other assets	1	—	—	—
Total Assets	21,185	4,681	223,255	739,299
Liabilities
Options contracts written, at value (Note A)	—	—	—	—
Due to custodian	—	—	—	1
Payable for collateral on securities loaned (Note A)	—	—	37,635	28,779
Payable for securities purchased	—	84	8,996	4,200
Payable for Fund shares redeemed	131	—	520	661
Payable to investment manager—net (Notes A & B)	9	2	128	308
Payable to administrator—net (Note B)	—	—	10	190
Payable for securities lending fees (Note A)	—	—	16	14
Accrued expenses and other payables	73	31	127	290
Total Liabilities	213	117	47,432	34,443
Net Assets at value	$20,972	$4,564	$175,823	$704,856
Net Assets consist of:
Paid-in capital	24,773	7,808	424,128	1,154,264
Undistributed net investment income (loss)	—	(50)	(1,153)	2,250
Distributions in excess of net investment income	(9)	—	—	—
Accumulated net realized gains (losses) on investments	(1,735)	(2,252)	(227,808)	(119,274)
Net unrealized appreciation (depreciation) in value of investments	(2,057)	(942)	(19,344)	(332,384)
Net Assets at value	$20,972	$4,564	$175,823	$704,856
Net Assets
Investor Class	$—	$—	$143,855	$437,580
Trust Class	—	4,564	19,276	217,238
Advisor Class	—	—	8,295	—
Institutional Class	439	—	4,397	50,038
Class A	18,125	—	—	—
Class C	2,408	—	—	—

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	LARGE CAP DISCIPLINED GROWTH FUND	MID CAP GROWTH FUND	PARTNERS FUND	REAL ESTATE FUND	REGENCY FUND
	February 28, 2009	February 28, 2009	February 28, 2009	February 28, 2009	February 28, 2009
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	39,563	64,430	—	4,366
Trust Class	—	913	40,067	6,902	4,680
Advisor Class	—	265	27,933	—	—
Institutional Class	355	10,313	6,790	62	—
Class A	4,176	—	—	—	—
Class C	2,114	—	—	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$—	$5.73	$13.15	$—	$6.82
Trust Class	—	8.73	10.13	4.68	5.95
Advisor Class	—	8.99	8.76	—	—
Institutional Class	5.81	5.77	13.21	4.69	—
Net Asset Value and redemption price per share
Class A	$5.78	$—	$—	$—	$—
Offering Price per share
Class A‡	$6.13	$—	$—	$—	$—
Net Asset Value and offering price per share
Class C^	$5.73	$—	$—	$—	$—
†Securities on loan, at value:
Unaffiliated issuers	$—	$48,096	$350,426	$6,553	$9,772
*Cost of Investments:
Unaffiliated issuers	$41,791	$319,974	$2,719,319	$49,879	$107,164
Affiliated issuers	2,381	72,845	378,802	8,251	11,433
Total cost of investments	$44,172	$392,819	$3,098,121	$58,130	$118,597
Total cost of foreign currency	$—	$10	$2,415	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements 113

	SELECT EQUITIES FUND	SMALL AND MID CAP GROWTH FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	February 28, 2009	February 28, 2009	February 28, 2009	February 28, 2009
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	14,769	31,457
Trust Class	—	728	1,803	22,691
Advisor Class	—	—	1,164	—
Institutional Class	66	—	450	3,597
Class A	2,730	—	—	—
Class C	366	—	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$9.74	$13.91
Trust Class	—	6.27	10.69	9.57
Advisor Class	—	—	7.13	—
Institutional Class	6.63	—	9.78	13.91
Net Asset Value and redemption price per share
Class A	$6.64	$—	$—	$—
Offering Price per share
Class A‡	$7.05	$—	$—	$—
Net Asset Value and offering price per share
Class C^	$6.58	$—	$—	$—
†Securities on loan, at value:
Unaffiliated issuers	$—	$—	$36,816	$28,160
*Cost of Investments:
Unaffiliated issuers	$15,672	$4,819	$192,629	$1,037,180
Affiliated issuers	7,160	702	40,530	28,779
Total cost of investments	$22,832	$5,521	$233,159	$1,065,959
Total cost of foreign currency	$—	$—	$—	$—

Statements of Operations (Unaudited)

Neuberger Berman Equity Funds
(000's omitted)

	CENTURY FUND	CLIMATE CHANGE FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND
	For the Six Months Ended February 28, 2009	For the Six Months Ended February 28, 2009	For the Period from October 8, 2008 (Commencement of Operations) to February 28, 2009	For the Six Months Ended February 28, 2009	For the Six Months Ended February 28, 2009
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$76	$21	$17	$475	$4,885
Dividend income—affiliated issuers (Note F)	—	—	—	—	—
Interest income—unaffiliated issuers	—	—	—	66	—
Income from securities loaned—net (Note F)	—	—	—	—	66
Income from investments in affiliated issuers (Note F)	2	2	4	23	177
Foreign taxes withheld	—	—	(2)	(14)	(4)
Total income	$78	$23	$19	$550	$5,124
Expenses:
Investment management fees (Notes A & B)	24	11	10	66	1,504
Administration fees (Note B)	2	1	1	7	170
Administration fees (Note B):
Investor Class	9	—	—	—	527
Trust Class	—	—	—	—	47
Advisor Class	—	—	—	—	18
Institutional Class	—	1	1	1	—
Class A	—	1	—	21	—
Class C	—	—	—	1	—
Distribution fees (Note B):
Trust Class	—	—	—	—	14
Advisor Class	—	—	—	—	13
Class A	—	1	—	26	—
Class C	—	1	—	5	—
Shareholder servicing agent fees:
Investor Class	18	—	—	—	159
Trust Class	—	—	—	—	11
Advisor Class	—	—	—	—	11
Institutional Class	—	1	3	11	—
Class A	—	6	3	23	—
Class C	—	1	2	1	—
Organization expense (Note A)	—	—	72	—	—
Audit fees	10	10	11	18	28
Custodian fees (Note B)	9	14	25	10	104
Insurance expense	—	—	—	—	24
Legal fees	27	6	28	39	24
Registration and filing fees	10	49	44	51	30
Shareholder reports	9	9	10	9	71
Trustees' fees and expenses	18	16	17	18	18
Miscellaneous	1	1	1	1	26
Total expenses	137	129	228	308	2,799

See Notes to Financial Statements 115

FUND
	GENESIS FUND	GUARDIAN FUND	INTERNATIONAL FUND	INTERNATIONAL INSTITUTIONAL FUND	INTERNATIONAL
	For the Six Months Ended February 28, 2009	For the Six Months Ended February 28, 2009	For the Six Months Ended February 28, 2009	For the Six Months Ended February 28, 2009	For the Six Months Ended February 28, 2009
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$17,084	$7,686	$4,226	$2,357	$1,005
Dividend income—affiliated issuers (Note F)	21,794	—	—	—	—
Interest income—unaffiliated issuers	201	1	26	2	—
Income from securities loaned—net (Note F)	—	4	157	84	22
Income from investments in affiliated issuers (Note F)	4,612	113	250	143	64
Foreign taxes withheld	(167)	(71)	(363)	(206)	(91)
Total income	$43,524	$7,733	$4,296	$2,380	$1,000
Expenses:
Investment management fees (Notes A & B)	27,627	2,378	1,933	1,071	288
Administration fees (Note B)	2,493	277	139	76	31
Administration fees (Note B):
Investor Class	1,531	855	222	—	—
Trust Class	5,485	120	409	—	48
Advisor Class	653	1	—	—	—
Institutional Class	1,426	—	—	114	34
Class A	—	—	—	—	2
Class C	—	—	—	—	—
Distribution fees (Note B):
Trust Class	—	35	—	—	14
Advisor Class	480	1	—	—	—
Class A	—	—	—	—	2
Class C	—	—	—	—	1
Shareholder servicing agent fees:
Investor Class	800	401	154	—	—
Trust Class	26	12	76	—	18
Advisor Class	15	11	—	—	—
Institutional Class	11	—	—	11	14
Class A	—	—	—	—	6
Class C	—	—	—	—	2
Organization expense (Note A)	—	—	—	—	—
Audit fees	28	28	29	29	21
Custodian fees (Note B)	606	110	220	150	91
Insurance expense	267	36	22	13	6
Legal fees	30	22	23	23	39
Registration and filing fees	204	33	29	15	106
Shareholder reports	851	95	40	23	16
Trustees' fees and expenses	17	18	18	18	18
Miscellaneous	248	34	36	41	17
Total expenses	42,798	4,467	3,350	1,584	774

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	CENTURY FUND	CLIMATE CHANGE FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND
	For the Six Months Ended February 28, 2009	For the Six Months Ended February 28, 2009	For the Period from October 8, 2008 (Commencement of Operations) to February 28, 2009	For the Six Months Ended February 28, 2009	For the Six Months Ended February 28, 2009
Expenses reimbursed by administrator (Note B)	(71)	(114)	(213)	(167)	—
Investment management fees waived (Note A)	—	—	—	(1)	(9)
Expenses reduced by custodian fee expense offset arrangement (Note B)	—	—	—	—	—
Total net expenses	66	15	15	140	2,790
Net investment income (loss)	$12	$8	$4	$410	$2,334
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(2,134)	(1,881)	(220)	(4,615)	(140,274)
Sales of investment securities of affiliated issuers	—	—	—	—	(467)
Foreign currency	—	—	(14)	1	3
Options written	—	—	—	21	—
Net increase from payments by affiliates (Note B)	—	—	1	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(2,135)	(9)	(222)	(7,582)	(227,369)
Affiliated investment securities	—	—	—	—	(505)
Foreign currency	—	—	(1)	—	—
Options written	—	—	—	(3)	—
Net gain (loss) on investments	(4,269)	(1,890)	(456)	(12,178)	(368,612)
Net increase (decrease) in net assets resulting from operations	$(4,257)	$(1,882)	$(452)	$(11,768)	$(366,278)

See Notes to Financial Statements 117

	GENESIS FUND	GUARDIAN FUND	INTERNATIONAL FUND	INTERNATIONAL INSTITUTIONAL FUND	INTERNATIONAL LARGE CAP FUND
	For the Six Months Ended February 28, 2009	For the Six Months Ended February 28, 2009	For the Six Months Ended February 28, 2009	For the Six Months Ended February 28, 2009	For the Six Months Ended February 28, 2009
Expenses reimbursed by administrator (Note B)	(221)	(10)	(8)	(539)	(235)
Investment management fees waived (Note A)	(241)	(7)	(12)	(7)	(3)
Expenses reduced by custodian fee expense offset arrangement (Note B)	(1)	—	(1)	—	—
Total net expenses	42,335	4,450	3,329	1,038	536
Net investment income (loss)	$1,189	$3,283	$967	$1,342	$464
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(310,673)	(111,671)	(193,769)	(135,710)	(46,263)
Sales of investment securities of affiliated issuers	(344,263)	(1,411)	(498)	(258)	(65)
Foreign currency	—	(315)	(2,530)	(904)	(257)
Options written	—	—	—	—	—
Net increase from payments by affiliates (Note B)	—	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(1,611,652)	(452,430)	(131,693)	(52,157)	(23,084)
Affiliated investment securities	(3,068,266)	—	—	—	—
Foreign currency	—	50	(141)	(13)	14
Options written	—	—	—	—	—
Net gain (loss) on investments	(5,334,854)	(565,777)	(328,631)	(189,042)	(69,655)
Net increase (decrease) in net assets resulting from operations	$(5,333,665)	$(562,494)	$(327,664)	$(187,700)	$(69,191)

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	LARGE CAP DISCIPLINED GROWTH FUND	MID CAP GROWTH FUND	PARTNERS FUND	REAL ESTATE FUND	REGENCY FUND
	For the Six Months Ended February 28, 2009	For the Six Months Ended February 28, 2009	For the Six Months Ended February 28, 2009	For the Six Months Ended February 28, 2009	For the Six Months Ended February 28, 2009
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$216	$821	$20,375	$1,412	$865
Dividend income—affiliated issuers (Note F)	—	—	—	—	—
Interest income—unaffiliated issuers	—	1	29	—	—
Income from securities loaned—net (Note F)	—	45	187	6	7
Income from investments in affiliated issuers (Note F)	10	205	157	10	36
Foreign taxes withheld	(1)	(10)	(133)	(1)	(5)
Total income	$225	$1,062	$20,615	$1,427	$903
Expenses:
Investment management fees (Notes A & B)	68	930	5,167	164	220
Administration fees (Note B)	7	103	659	12	24
Administration fees (Note B):
Investor Class	—	277	1,201	—	46
Trust Class	—	14	946	68	58
Advisor Class	—	4	557	—	—
Institutional Class	1	25	51	1	—
Class A	14	—	—	—	—
Class C	9	—	—	—	—
Distribution fees (Note B):
Trust Class	—	—	278	20	17
Advisor Class	—	3	410	—	—
Class A	18	—	—	—	—
Class C	44	—	—	—	—
Shareholder servicing agent fees:
Investor Class	—	202	538	—	40
Trust Class	—	10	16	22	25
Advisor Class	—	10	15	—	—
Institutional Class	4	5	11	1	—
Class A	28	—	—	—	—
Class C	34	—	—	—	—
Organization expense (Note A)	—	—	—	—	—
Audit fees	10	10	28	29	10
Custodian fees (Note B)	27	81	256	18	41
Insurance expense	—	12	98	1	3
Legal fees	9	19	29	20	22
Registration and filing fees	51	46	75	46	48
Shareholder reports	6	39	250	5	25
Trustees' fees and expenses	18	18	18	18	18
Miscellaneous	1	14	85	2	4
Total expenses	349	1,822	10,688	427	601

See Notes to Financial Statements 119

	SELECT EQUITIES FUND	SMALL AND MID CAP GROWTH FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	For the Six Months Ended February 28, 2009	For the Six Months Ended February 28, 2009	For the Six Months Ended February 28, 2009	For the Six Months Ended February 28, 2009
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$73	$8	$200	$6,226
Dividend income—affiliated issuers (Note F)	—	—	—	—
Interest income—unaffiliated issuers	—	—	2	85
Income from securities loaned—net (Note F)	—	—	49	20
Income from investments in affiliated issuers (Note F)	28	4	77	—
Foreign taxes withheld	(2)	—	—	(64)
Total income	$99	$12	$328	$6,267
Expenses:
Investment management fees (Notes A & B)	35	15	950	2,230
Administration fees (Note B)	4	2	67	259
Administration fees (Note B):
Investor Class	—	—	182	549
Trust Class	—	9	48	438
Advisor Class	—	—	17	—
Institutional Class	—	—	2	25
Class A	11	—	—	—
Class C	1	—	—	—
Distribution fees (Note B):
Trust Class	—	3	14	129
Advisor Class	—	—	12	—
Class A	13	—	—	—
Class C	7	—	—	—
Shareholder servicing agent fees:
Investor Class	—	—	92	178
Trust Class	—	13	10	35
Advisor Class	—	—	10	—
Institutional Class	4	—	4	—
Class A	24	—	—	—
Class C	5	—	—	—
Organization expense (Note A)	—	—	—	—
Audit fees	12	10	10	10
Custodian fees (Note B)	14	6	60	143
Insurance expense	—	—	3	27
Legal fees	7	20	29	23
Registration and filing fees	51	20	77	45
Shareholder reports	6	5	30	105
Trustees' fees and expenses	18	18	18	18
Miscellaneous	—	—	10	30
Total expenses	212	121	1,645	4,244

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	LARGE CAP DISCIPLINED GROWTH FUND	MID CAP GROWTH FUND	PARTNERS FUND	REAL ESTATE FUND	REGENCY FUND
	For the Six Months Ended February 28, 2009	For the Six Months Ended February 28, 2009	For the Six Months Ended February 28, 2009	For the Six Months Ended February 28, 2009	For the Six Months Ended February 28, 2009
Expenses reimbursed by administrator (Note B)	(170)	(35)	(10)	(223)	(66)
Investment management fees waived (Note A)	(1)	(10)	(8)	(1)	(2)
Expenses reduced by custodian fee expense offset arrangement (Note B)	—	(1)	(1)	—	—
Total net expenses	178	1,776	10,669	203	533
Net investment income (loss)	$47	$(714)	$9,946	$1,224	$370
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(4,701)	(52,273)	(276,065)	(14,705)	(10,970)
Sales of investment securities of affiliated issuers	—	(277)	487	95	(145)
Foreign currency	—	(2)	(668)	—	—
Options written	—	—	—	—	—
Net increase from payments by affiliates (Note B)	—	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(5,681)	(135,296)	(1,758,407)	(19,569)	(55,495)
Affiliated investment securities	—	—	—	—	—
Foreign currency	—	1	19	—	—
Options written	—	—	—	—	—
Net gain (loss) on investments	(10,382)	(187,847)	(2,034,634)	(34,179)	(66,610)
Net increase (decrease) in net assets resulting from operations	$(10,335)	$(188,561)	$(2,024,688)	$(32,955)	$(66,240)

See Notes to Financial Statements 121

	SELECT EQUITIES FUND	SMALL AND MID CAP GROWTH FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	For the Six Months Ended February 28, 2009	For the Six Months Ended February 28, 2009	For the Six Months Ended February 28, 2009	For the Six Months Ended February 28, 2009
Expenses reimbursed by administrator (Note B)	(130)	(90)	(160)	(3)
Investment management fees waived (Note A)	(2)	—	(4)	—
Expenses reduced by custodian fee expense offset arrangement (Note B)	—	—	—	(3)
Total net expenses	80	31	1,481	4,238
Net investment income (loss)	$19	$(19)	$(1,153)	$2,029
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(1,453)	(1,481)	(96,829)	(112,357)
Sales of investment securities of affiliated issuers	—	—	(635)	(246)
Foreign currency	—	—	—	(72)
Options written	—	—	—	—
Net increase from payments by affiliates (Note B)	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(1,935)	(1,616)	(43,605)	(407,032)
Affiliated investment securities	—	—	—	—
Foreign currency	—	—	—	39
Options written	—	—	—	—
Net gain (loss) on investments	(3,388)	(3,097)	(141,069)	(519,668)
Net increase (decrease) in net assets resulting from operations	$(3,369)	$(3,116)	$(142,222)	$(517,639)

Statements of Changes in Net Assets

Neuberger Berman Equity Funds
(000's omitted)

	CENTURY FUND		CLIMATE CHANGE FUND		EMERGING MARKETS EQUITY FUND
	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31, 2008	Six Months Ended February 28, 2009 (Unaudited)	Period from May 1, 2008 (Commencement of Operations ) to August 31, 2008	Period from October 8, 2008 (Commencement of Operations) to February 28, 2009 (Unaudited)
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$12	$(0)	$8	$20	$4
Net realized gain (loss) on investments	(2,134)	905	(1,881)	(276)	(234)
Net increase from payments by affiliates	—	—	—	—	1
Change in net unrealized appreciation (depreciation) of investments	(2,135)	(1,097)	(9)	(222)	(223)
Net increase (decrease) in net assets resulting from operations	(4,257)	(192)	(1,882)	(478)	(452)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	—
Trust Class	—	—	—	—	—
Advisor Class	—	—	—	—	—
Institutional Class	—	—	(51)	—	(73)
Class A	—	—	(44)	—	(3)
Class C	—	—	(3)	—	(2)
Net realized gain on investments:
Investor Class	—	—	—	—	—
Trust Class	—	—	—	—	—
Advisor Class	—	—	—	—	—
Institutional Class	—	—	—	—	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Tax Return of Capital:
Trust Class	—	—	—	—	—
Institutional Class	—	—	—	—	—
Total distributions to shareholders	—	—	(98)	—	(78)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	2,565	4,231	—	—	—
Trust Class	—	—	—	—	—
Advisor Class	—	—	—	—	—
Institutional Class	—	—	—	2,300	2,800
Class A	—	—	478	2,062	112
Class C	—	—	98	103	100
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—
Trust Class	—	—	—	—	—
Advisor Class	—	—	—	—	—
Institutional Class	—	—	51	—	73
Class A	—	—	39	—	3
Class C	—	—	3	—	2

See Notes to Financial Statements 123

	EQUITY INCOME FUND		FOCUS FUND
	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31, 2008	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31, 2008
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$410	$228	$2,334	$5,189
Net realized gain (loss) on investments	(4,593)	206	(140,738)	89,847
Net increase from payments by affiliates	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	(7,585)	136	(227,874)	(161,335)
Net increase (decrease) in net assets resulting from operations	(11,768)	570	(366,278)	(66,299)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	(4,186)	(4,520)
Trust Class	—	(110)	(216)	(251)
Advisor Class	—	—	(101)	(93)
Institutional Class	(42)	(30)	—	—
Class A	(190)	(34)	—	—
Class C	(5)	—	—	—
Net realized gain on investments:
Investor Class	—	—	(67,089)	(170,665)
Trust Class	—	(122)	(3,422)	(12,027)
Advisor Class	—	—	(1,281)	(3,835)
Institutional Class	(5)	—	—	—
Class A	(172)	—	—	—
Class C	(9)	—	—	—
Tax Return of Capital:
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Total distributions to shareholders	(423)	(296)	(76,295)	(191,391)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	3,798	11,833
Trust Class	—	—	4,879	7,677
Advisor Class	—	—	643	2,397
Institutional Class	48	—	—	—
Class A	17,669	23,659	—	—
Class C	1,485	1,362	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	62,415	151,938
Trust Class	—	232	3,550	12,094
Advisor Class	—	—	1,369	3,890
Institutional Class	47	30	—	—
Class A	311	34	—	—
Class C	11	—	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	CENTURY FUND		CLIMATE CHANGE FUND		EMERGING MARKETS EQUITY FUND
	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31, 2008	Six Months Ended February 28, 2009 (Unaudited)	Period from May 1, 2008 (Commencement of Operations ) to August 31, 2008	Period from October 8, 2008 (Commencement of Operations) to February 28, 2009 (Unaudited)
Proceeds from shares issued in connection with the acquisition of Fasciano Fund (Note H)
Investor Class	—	—	—	—	—
Advisor Class	—	—	—	—	—
Proceeds from conversion of Trust Class shares
Trust Class	—	—	—	—	—
Institutional Class	—	—	—	—	—
Class A	—	—	—	—	—
Payments for shares redeemed:
Investor Class	(2,150)	(2,136)	—	—	—
Trust Class	—	—	—	—	—
Advisor Class	—	—	—	—	—
Institutional Class	—	—	—	—	—
Class A	—	—	(352)	—	—
Class C	—	—	—	—	—
Redemption fees retained:
Investor Class	—	—	—	—	—
Trust Class	—	—	—	—	—
Advisor Class	—	—	—	—	—
Institutional Class	—	—	—	—	—
Net increase (decrease) from Fund share transactions	415	2,095	317	4,465	3,090
Net Increase (Decrease) in Net Assets	(3,842)	1,903	(1,663)	3,987	2,560
Net Assets:
Beginning of period	11,876	9,973	3,987	—	—
End of period	$8,034	$11,876	$2,324	$3,987	$2,560
Undistributed net investment income (loss) at end of period	$12	$—	$—	$18	$—
Distributions in excess of net investment income at end of period	$—	$—	$(72)	$—	$(74)

See Notes to Financial Statements 125

	EQUITY INCOME FUND		FOCUS FUND
	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31, 2008	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31, 2008
Proceeds from shares issued in connection with the acquisition of Fasciano Fund (Note H)
Investor Class	—	—	—	—
Advisor Class	—	—	—	—
Proceeds from conversion of Trust Class shares
Trust Class	—	(5,654)	—	—
Institutional Class	—	5,654	—	—
Class A	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	(48,591)	(150,638)
Trust Class	—	(200)	(8,686)	(34,425)
Advisor Class	—	—	(2,845)	(7,419)
Institutional Class	(4,039)	—	—	—
Class A	(7,222)	(187)	—	—
Class C	(763)	(179)	—	—
Redemption fees retained:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Net increase (decrease) from Fund share transactions	7,547	24,751	16,532	(2,653)
Net Increase (Decrease) in Net Assets	(4,644)	25,025	(426,041)	(260,343)
Net Assets:
Beginning of period	30,410	5,385	853,849	1,114,192
End of period	$25,766	$30,410	$427,808	$853,849
Undistributed net investment income (loss) at end of period	$231	$58	$2,611	$4,780
Distributions in excess of net investment income at end of period	$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	GENESIS FUND		GUARDIAN FUND		INTERNATIONAL FUND
	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31, 2008	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31, 2008	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31, 2008
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$1,189	$(21,135)	$3,283	$8,526	$967	$19,675
Net realized gain (loss) on investments	(654,936)	656,988	(113,397)	144,289	(196,797)	18,355
Net increase from payments by affiliates	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	(4,679,918)	518,219	(452,380)	(234,042)	(131,834)	(234,868)
Net increase (decrease) in net assets resulting from operations	(5,333,665)	1,154,072	(562,494)	(81,227)	(327,664)	(196,838)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	(8,679)	(4,531)	(9,563)	(6,506)	(19,410)
Trust Class	—	(6,795)	(352)	(768)	(5,862)	(19,811)
Advisor Class	—	(1,175)	—	—	—	—
Institutional Class	—	(16,557)	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Net realized gain on investments:
Investor Class	(80,460)	(311,099)	(93,963)	(161,566)	—	(80,957)
Trust Class	(173,783)	(714,962)	(7,754)	(13,458)	—	(94,488)
Advisor Class	(19,690)	(85,542)	(62)	(113)	—	—
Institutional Class	(168,147)	(580,084)	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Tax Return of Capital:
Trust Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Total distributions to shareholders	(442,080)	(1,724,893)	(106,662)	(185,468)	(12,368)	(214,666)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	126,037	326,391	26,228	72,374	11,291	41,919
Trust Class	407,171	1,117,558	6,058	16,804	19,618	87,306
Advisor Class	59,757	168,479	150	279	—	—
Institutional Class	438,334	1,544,706	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	77,477	308,158	92,722	160,182	5,498	87,842
Trust Class	161,758	700,429	8,083	14,004	5,247	105,180
Advisor Class	19,082	84,454	56	102	—	—
Institutional Class	167,662	593,818	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—

See Notes to Financial Statements 127

	INTERNATIONAL INSTITUTIONAL FUND		INTERNATIONAL LARGE CAP FUND
	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31, 2008	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31, 2008
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$1,342	$11,671	$464	$4,683
Net realized gain (loss) on investments	(136,872)	(23,075)	(46,585)	(8,218)
Net increase from payments by affiliates	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	(52,170)	(78,980)	(23,070)	(21,882)
Net increase (decrease) in net assets resulting from operations	(187,700)	(90,384)	(69,191)	(25,417)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—
Trust Class	—	—	(848)	(907)
Advisor Class	—	—	—	—
Institutional Class	(9,897)	(19,663)	(2,903)	(2,068)
Class A	—	—	(52)	—
Class C	—	—	(3)	—
Net realized gain on investments:
Investor Class	—	—	—	—
Trust Class	—	—	—	(1,984)
Advisor Class	—	—	—	—
Institutional Class	—	(76,882)	—	(3,862)
Class A	—	—	—	—
Class C	—	—	—	—
Tax Return of Capital:
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Total distributions to shareholders	(9,897)	(96,545)	(3,806)	(8,821)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—
Trust Class	—	—	4,562	25,593
Advisor Class	—	—	—	—
Institutional Class	44,303	20,706	750	102,215
Class A	—	—	164	2,460
Class C	—	—	50	120
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—
Trust Class	—	—	823	2,674
Advisor Class	—	—	—	—
Institutional Class	9,873	93,575	2,264	5,429
Class A	—	—	48	—
Class C	—	—	2	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	GENESIS FUND		GUARDIAN FUND		INTERNATIONAL FUND
	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31, 2008	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31, 2008	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31, 2008
Proceeds from shares issued in connection with the acquisition of Fasciano Fund (Note H)
Investor Class	—	205,864	—	—	—	—
Advisor Class	—	11,848	—	—	—	—
Proceeds from conversion of Trust Class shares
Trust Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	(348,440)	(389,364)	(76,256)	(175,230)	(99,354)	(221,511)
Trust Class	(614,598)	(1,749,307)	(12,011)	(29,358)	(92,339)	(381,348)
Advisor Class	(116,784)	(182,141)	(212)	(509)	—	—
Institutional Class	(707,475)	(442,834)	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Redemption fees retained:
Investor Class	—	—	—	—	17	42
Trust Class	—	—	—	—	19	48
Advisor Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	(330,019)	2,298,059	44,818	58,648	(150,003)	(280,522)
Net Increase (Decrease) in Net Assets	(6,105,764)	1,727,238	(624,338)	(208,047)	(490,035)	(692,026)
Net Assets:
Beginning of period	12,564,654	10,837,416	1,357,419	1,565,466	822,911	1,514,937
End of period	$6,458,890	$12,564,654	$733,081	$1,357,419	$332,876	$822,911
Undistributed net investment income (loss) at end of period	$(35,289)	$—	$3,486	$5,086	$—	$5,616
Distributions in excess of net investment income at end of period	$—	$(36,478)	$—	$—	$(5,785)	$—

See Notes to Financial Statements 129

	INTERNATIONAL INSTITUTIONAL FUND		INTERNATIONAL LARGE CAP FUND
	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31, 2008	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31, 2008
Proceeds from shares issued in connection with the acquisition of Fasciano Fund (Note H)
Investor Class	—	—	—	—
Advisor Class	—	—	—	—
Proceeds from conversion of Trust Class shares
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—
Trust Class	—	—	(17,901)	(20,604)
Advisor Class	—	—	—	—
Institutional Class	(97,055)	(90,131)	(5,708)	(80,631)
Class A	—	—	(113)	(24)
Class C	—	—	—	—
Redemption fees retained:
Investor Class	—	—	—	—
Trust Class	—	—	—	1
Advisor Class	—	—	—	—
Institutional Class	3	—	—	2
Net increase (decrease) from Fund share transactions	(42,876)	24,150	(15,059)	37,235
Net Increase (Decrease) in Net Assets	(240,473)	(162,779)	(88,056)	2,997
Net Assets:
Beginning of period	411,495	574,274	168,242	165,245
End of period	$171,022	$411,495	$80,186	$168,242
Undistributed net investment income (loss) at end of period	$—	$5,069	$—	$2,589
Distributions in excess of net investment income at end of period	$(3,486)	$—	$(753)	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	LARGE CAP DISCIPLINED GROWTH FUND		MID CAP GROWTH FUND		PARTNERS FUND
	Six Months Ended February 28, 2009 (Unaudited)	Period from December 20, 2007 (Commencement of Operations) to August 31, 2008	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31, 2008	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31, 2008
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$47	$7	$(714)	$(2,291)	$9,946	$13,749
Net realized gain (loss) on investments	(4,701)	(416)	(52,552)	29,669	(276,246)	34,281
Net increase from payments by affiliates	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	(5,681)	(192)	(135,295)	(75,581)	(1,758,388)	(325,745)
Net increase (decrease) in net assets resulting from operations	(10,335)	(601)	(188,561)	(48,203)	(2,024,688)	(277,715)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	(5,765)	(8,169)
Trust Class	—	—	—	—	(2,399)	(3,427)
Advisor Class	—	—	—	—	(1,461)	(1,299)
Institutional Class	(2)	—	—	—	(747)	(697)
Class A	(30)	—	—	—	—	—
Class C	(19)	—	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	(17,029)	(83,956)
Trust Class	—	—	—	—	(7,860)	(40,592)
Advisor Class	—	—	—	—	(4,743)	(21,932)
Institutional Class	—	—	—	—	(1,594)	(5,002)
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Tax Return of Capital:
Trust Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Total distributions to shareholders	(51)	—	—	—	(41,598)	(165,074)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	10,497	52,198	62,901	441,209
Trust Class	—	—	2,119	6,833	63,053	316,286
Advisor Class	—	—	1,243	2,615	70,122	147,161
Institutional Class	1,543	3,496	42,874	43,188	73,531	61,308
Class A	25,494	7,824	—	—	—	—
Class C	8,550	8,245	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	21,824	89,010
Trust Class	—	—	—	—	9,724	40,444
Advisor Class	—	—	—	—	5,823	21,877
Institutional Class	2	—	—	—	2,341	5,699
Class A	3	—	—	—	—	—
Class C	2	—	—	—	—	—

See Notes to Financial Statements 131

	REAL ESTATE FUND		REGENCY FUND
	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31, 2008	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31, 2008
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$1,224	$1,133	$370	$523
Net realized gain (loss) on investments	(14,610)	(10,401)	(11,115)	4,528
Net increase from payments by affiliates	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	(19,569)	5,445	(55,495)	(18,066)
Net increase (decrease) in net assets resulting from operations	(32,955)	(3,823)	(66,240)	(13,015)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	(606)
Trust Class	(800)	(904)	—	(358)
Advisor Class	—	—	—	—
Institutional Class	(21)	(1)	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	(2,515)	(7,952)
Trust Class	—	(10,592)	(1,922)	(5,303)
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Tax Return of Capital:
Trust Class	—	(755)	—	—
Institutional Class	—	(0)	—	—
Total distributions to shareholders	(821)	(12,252)	(4,437)	(14,219)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	5,421	21,941
Trust Class	26,517	28,095	9,943	19,507
Advisor Class	—	—	—	—
Institutional Class	91	1,665	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	2,406	8,203
Trust Class	761	11,214	1,628	5,321
Advisor Class	—	—	—	—
Institutional Class	1	1	—	—
Class A	—	—	—	—
Class C	—	—	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	LARGE CAP DISCIPLINED GROWTH FUND		MID CAP GROWTH FUND		PARTNERS FUND
	Six Months Ended February 28, 2009 (Unaudited)	Period from December 20, 2007 (Commencement of Operations) to August 31, 2008	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31, 2008	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31, 2008
Proceeds from shares issued in connection with the acquisition of Fasciano Fund (Note H)
Investor Class	—	—	—	—	—	—
Advisor Class	—	—	—	—	—	—
Proceeds from conversion of Trust Class shares
Trust Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	(24,762)	(58,010)	(298,241)	(357,051)
Trust Class	—	—	(1,180)	(7,188)	(148,711)	(409,795)
Advisor Class	—	—	(823)	(564)	(87,913)	(146,593)
Institutional Class	(1,660)	—	(7,370)	(7,490)	(44,960)	(14,120)
Class A	(3,343)	(234)	—	—	—	—
Class C	(616)	(1)	—	—	—	—
Redemption fees retained:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	29,975	19,330	22,598	31,582	(270,506)	195,435
Net Increase (Decrease) in Net Assets	19,589	18,729	(165,963)	(16,621)	(2,336,792)	(247,354)
Net Assets:
Beginning of period	18,729	—	462,665	479,286	3,924,266	4,171,620
End of period	$38,318	$18,729	$296,702	$462,665	$1,587,474	$3,924,266
Undistributed net investment income (loss) at end of period	$3	$7	$(714)	$—	$10,893	$11,319
Distributions in excess of net investment income at end of period	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements 133

	REAL ESTATE FUND		REGENCY FUND
	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31, 2008	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31, 2008
Proceeds from shares issued in connection with the acquisition of Fasciano Fund (Note H)
Investor Class	—	—	—	—
Advisor Class	—	—	—	—
Proceeds from conversion of Trust Class shares
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	(16,257)	(35,031)
Trust Class	(15,075)	(80,552)	(6,705)	(16,258)
Advisor Class	—	—	—	—
Institutional Class	(724)	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Redemption fees retained:
Investor Class	—	—	—	—
Trust Class	17	18	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Net increase (decrease) from Fund share transactions	11,588	(39,559)	(3,564)	3,683
Net Increase (Decrease) in Net Assets	(22,188)	(55,634)	(74,241)	(23,551)
Net Assets:
Beginning of period	54,777	110,411	131,900	155,451
End of period	$32,589	$54,777	$57,659	$131,900
Undistributed net investment income (loss) at end of period	$403	$—	$370	$—
Distributions in excess of net investment income at end of period	$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	SELECT EQUITIES FUND		SMALL AND MID CAP GROWTH FUND
	Six Months Ended February 28, 2009 (Unaudited)	Period from December 20, 2007 (Commencement of Operations) to August 31, 2008	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31, 2008
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$19	$27	$(19)	$(57)
Net realized gain (loss) on investments	(1,453)	(282)	(1,481)	(431)
Net increase from payments by affiliates	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	(1,935)	(122)	(1,616)	(475)
Net increase (decrease) in net assets resulting from operations	(3,369)	(377)	(3,116)	(963)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	(1)	—	—	—
Class A	(48)	—	—	—
Class C	(7)	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—
Trust Class	—	—	(19)	(626)
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Tax Return of Capital:
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Total distributions to shareholders	(56)	—	(19)	(626)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—
Trust Class	—	—	269	1,591
Advisor Class	—	—	—	—
Institutional Class	451	2,501	—	—
Class A	18,387	5,107	—	—
Class C	2,151	810	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—
Trust Class	—	—	19	621
Advisor Class	—	—	—	—
Institutional Class	1	—	—	—
Class A	25	—	—	—
Class C	7	—	—	—

See Notes to Financial Statements 135

	SMALL CAP GROWTH FUND		SOCIALLY RESPONSIVE FUND
	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31, 2008	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31, 2008
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(1,153)	$(1,647)	$2,029	$6,242
Net realized gain (loss) on investments	(97,464)	(26,919)	(112,675)	19,436
Net increase from payments by affiliates	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	(43,605)	11,643	(406,993)	(109,089)
Net increase (decrease) in net assets resulting from operations	(142,222)	(16,923)	(517,639)	(83,411)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	(2,760)	(3,919)
Trust Class	—	—	(1,655)	(1,946)
Advisor Class	—	—	—	—
Institutional Class	—	—	(375)	(67)
Class A	—	—	—	—
Class C	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	(7,824)	(25,723)
Trust Class	—	—	(3,713)	(11,806)
Advisor Class	—	—	—	—
Institutional Class	—	—	(809)	(428)
Class A	—	—	—	—
Class C	—	—	—	—
Tax Return of Capital:
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Total distributions to shareholders	—	—	(17,136)	(43,889)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	65,442	248,900	72,104	248,757
Trust Class	14,144	44,971	44,661	118,138
Advisor Class	4,796	14,811	—	—
Institutional Class	2,877	4,217	18,039	91,009
Class A	—	—	—	—
Class C	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	9,888	27,680
Trust Class	—	—	5,197	13,197
Advisor Class	—	—	—	—
Institutional Class	—	—	1,184	495
Class A	—	—	—	—
Class C	—	—	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	SELECT EQUITIES FUND		SMALL AND MID CAP GROWTH FUND
	Six Months Ended February 28, 2009 (Unaudited)	Period from December 20, 2007 (Commencement of Operations) to August 31, 2008	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31, 2008
Proceeds from shares issued in connection with the acquisition of Fasciano Fund (Note H)
Investor Class	—	—	—	—
Advisor Class	—	—	—	—
Proceeds from conversion of Trust Class shares
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—
Trust Class	—	—	(322)	(1,426)
Advisor Class	—	—	—	—
Institutional Class	(1,872)	—	—	—
Class A	(2,583)	(56)	—	—
Class C	(155)	—	—	—
Redemption fees retained:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Net increase (decrease) from Fund share transactions	16,412	8,362	(34)	786
Net Increase (Decrease) in Net Assets	12,987	7,985	(3,169)	(803)
Net Assets:
Beginning of period	7,985	—	7,733	8,536
End of period	$20,972	$7,985	$4,564	$7,733
Undistributed net investment income (loss) at end of period	$—	$28	$(50)	$(31)
Distributions in excess of net investment income at end of period	$(9)	$—	$—	$—

See Notes to Financial Statements 137

	SMALL CAP GROWTH FUND		SOCIALLY RESPONSIVE FUND
	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31, 2008	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31, 2008
Proceeds from shares issued in connection with the acquisition of Fasciano Fund (Note H)
Investor Class	—	—	—	—
Advisor Class	—	—	—	—
Proceeds from conversion of Trust Class shares
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Payments for shares redeemed:
Investor Class	(47,969)	(53,266)	(106,034)	(176,994)
Trust Class	(17,547)	(9,264)	(35,889)	(85,846)
Advisor Class	(3,548)	(4,228)	—	—
Institutional Class	(236)	—	(6,827)	(13,479)
Class A	—	—	—	—
Class C	—	—	—	—
Redemption fees retained:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Net increase (decrease) from Fund share transactions	17,959	246,141	2,323	222,957
Net Increase (Decrease) in Net Assets	(124,263)	229,218	(532,452)	95,657
Net Assets:
Beginning of period	300,086	70,868	1,237,308	1,141,651
End of period	$175,823	$300,086	$704,856	$1,237,308
Undistributed net investment income (loss) at end of period	$(1,153)	$—	$2,250	$5,011
Distributions in excess of net investment income at end of period	$—	$—	$—	$—

Notes to Financial Statements Equity Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated April 1, 2009. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Neuberger Berman Century Fund ("Century"), Neuberger Berman Climate Change Fund ("Climate Change"), Neuberger Berman Emerging Markets Equity Fund ("Emerging Markets Equity"), Neuberger Berman Equity Income Fund ("Equity Income"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman International Fund ("International"), Neuberger Berman International Institu tional Fund ("International Institutional"), Neuberger Berman International Large Cap Fund ("International Large Cap"), Neuberger Berman Large Cap Disciplined Growth Fund ("Large Cap Disciplined Growth"), Neuberger Berman Mid Cap Growth Fund ("Mid Cap Growth"), Neuberger Berman Partners Fund ("Partners"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Regency Fund ("Regency"), Neuberger Berman Select Equities Fund ("Select Equities"), Neuberger Berman Small and Mid Cap Growth Fund ("Small and Mid Cap Growth"), Neuberger Berman Small Cap Growth Fund ("Small Cap Growth"), and Neuberger Berman Socially Responsive Fund ("Socially Responsive") (individually a "Fund," collectively, the "Funds") are separate operating series of the Trust, each of which (except Century, Focus, Real Estate, and Select Equities) was registered as diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund. Ten F unds offer Investor Class shares, twelve offer Trust Class shares, six offer Advisor Class shares, thirteen offer Institutional Class shares, six offer Class A shares, and six offer Class C shares. Emerging Markets Equity had no operations until October 8, 2008 other than matters relating to its organization and registration of shares under the 1933 Act. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

  The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

  Management, the investment manager of the Funds, and Neuberger Berman, LLC ("Neuberger"), the Funds' sub-adviser, are wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman Brothers"), a publicly owned holding company. On September 15, 2008, Lehman Brothers filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. On December 3, 2008, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, was selected as the successful bidder in the public auction to acquire a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers' Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Proposed Acquisition"). On December 22, 2008, the bankruptcy court having jurisdiction over the Lehman Brothers matter approved the sale of the A cquired Businesses to NBSH (or its successor or assign), as the successful bidder. At the closing of the Proposed Acquisition, a majority interest in the Acquired Businesses will be directly or indirectly owned by portfolio managers, Neuberger Berman's management team and certain key members and senior professionals of the former Investment Management Division, as well as by Lehman Brothers and certain affiliates of Lehman Brothers. The transaction is subject to certain conditions and approvals.

  These events, while affecting Lehman Brothers, have not had a material impact on the Funds or their operations. Management and Neuberger will continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Funds.

  Included in the Acquired Businesses are Management and Neuberger. The consummation of the Proposed Acquisition has been deemed to result in an "assignment" of the Funds' Management and Sub-Advisory Agreements which would, by law, automatically terminate those agreements. Accordingly, the Board, including the Trustees who are not "interested persons" of the Funds' investment manager and its affiliates or the Funds, has approved new Management Agreements and Sub-Advisory Agreements for the Funds. The new agreements, which are virtually identical to those now in effect, also will require the approval of the Funds' shareholders.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3  Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Funds participated as plaintiffs. The amounts of such proceeds for the six months ended February 28, 2009 were $108, $59,171, $809,863, $7,435, $7,057, $26,169 and $361,334 for Century, Genesis, Guardian, Partners, Regency, Small Cap Growth, and Socially Responsive, respectively.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of each Fund, except Emerging Markets Equity, to continue to, and the intention of Emerging Markets Equity to qualify as regulated investment companies by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  The Funds have adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109". FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2005 - 2007. As of February 28, 2009, the Funds did not have any unrecognized tax benefits.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

  As determined on August 31, 2008, permanent differences resulting primarily from different book and tax accounting for net operating losses, foreign currency gains and losses, non-deductible 12b-1 fees, passive foreign investment companies gains and losses and characterization of distributions from real estate investment trusts were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of each Fund.

  The tax character of distributions paid during the years ended August 31, 2008 and August 31, 2007 were as follows:

	Distributions Paid From:
	Ordinary Income			Long – Term Capital Gain		Return of Capital		Total
	2008	2007		2008	2007	2008	2007	2008	2007
Century	$—	$—		$—	$—	$—	$—	$—	$—
Climate Change(4)	—	—		—	—	—	—	—	—
Equity Income	276,696	127,077	(2)	19,877	—	—	—	296,573	127,077	(2)
Focus	7,176,327	13,821,328		184,214,412	159,457,232	—	—	191,390,739	173,278,560
Genesis	—	159,030,006		1,724,892,718	748,326,027	—	—	1,724,892,718	907,356,033
Guardian	15,840,323	8,349,840		169,628,176	103,967,890	—	—	185,468,499	112,317,730
International	75,652,027	52,042,962		139,013,741	104,547,976	—	—	214,665,768	156,590,938
International Institutional	41,813,215	19,263,970		54,732,059	591,508	—	—	96,545,274	19,855,478
International Large Cap	6,810,627	297,843		2,010,927	—	—	—	8,821,554	297,843
Large Cap Disciplined Growth(3)	—	—		—	—	—	—	—	—
Mid Cap Growth	—	—		—	—	—	—	—	—
Partners	13,592,516	20,500,390		151,482,195	66,434,502	—	—	165,074,711	86,934,892
Real Estate	917,173	3,535,068		10,578,900	7,004,227	754,957	—	12,251,030	10,539,295
Regency	755,029	834,583		13,464,501	862,064	—	—	14,219,530	1,696,647
Select Equities(3)	—	—		—	—	—	—	—	—
Small and Mid Cap Growth	407,481	29,469	(1)	218,139	—	—	—	625,620	29,469	(1)
Small Cap Growth	—	—		—	—	—	—	—	—
Socially Responsive	6,921,880	1,092,042		36,967,425	7,757,251	—	—	43,889,305	8,849,293

(1)  Period from September 5, 2006 (Commencement of Operations) to August 31, 2007.

(2)  Period from November 2, 2006 (Commencement of Operations) to August 31, 2007.

(3)  Period from December 20, 2007 (Commencement of Operations) to August 31, 2008.

(4)  Period from May 1, 2008 (Commencement of Operations) to August 31, 2008.

  As of August 31, 2008, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
Century	$—	$—	$618,922	($32,638,074)	($32,019,152)
Climate Change	96,606	—	(292,377)	(206,442)	(402,213)
Equity Income	75,095	199,496	258,835	—	533,426
Focus	4,780,054	76,239,584	100,264,420	—	181,284,058
Genesis	—	442,063,981	4,205,726,684	(35,966,481)	4,611,824,184
Guardian	10,821,643	100,265,411	193,823,849	—	304,910,903
International	8,665,613	—	(21,127,194)	(9,765,180)	(22,226,761)

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
International Institutional	6,128,426	—	(30,645,248)	(28,309,974)	(52,826,796)
International Large Cap	2,672,398	—	(20,601,096)	(5,862,388)	(23,791,086)
Large Cap Disciplined Growth	26,218	—	(289,723)	(317,954)	(581,459)
Mid Cap Growth	—	—	85,596,647	(258,033,376)	(172,436,729)
Partners	11,319,288	34,100,076	599,772,687	—	645,192,051
Real Estate	—	—	(1,089,698)	(8,744,134)	(9,833,832)
Regency	—	4,751,205	4,232,796	—	8,984,001
Select Equities	42,460	—	(129,883)	(274,349)	(361,772)
Small and Mid Cap Growth	19,045	—	647,835	(744,656)	(77,776)
Small Cap Growth	—	—	23,109,543	(129,192,533)	(106,082,990)
Socially Responsive	5,010,825	12,917,909	67,437,838	—	85,366,572

  The differences between book basis and tax basis distributable earnings are primarily due to: wash sales, partnership basis adjustment, capital loss carryforwards, post October loss deferral, real estate investment trust ("REIT") basis adjustments, organization expense, passive foreign investment companies and depletion basis adjustments.

  To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined at August 31, 2008, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Expiring In
	2009	2010	2011	2012	2013	2014	2015	2016
Century(1)	$18,469,739	$9,229,871	$4,938,464	$—	$—	$—	$—	$—
Climate Change	—	—	—	—	—	—	—	206,442
Large Cap Disciplined Growth	—	—	—	—	—	—	—	317,954
Mid Cap Growth	—	155,337,750	102,695,626	—	—	—	—	—
Real Estate Fund	—	—	—	—	—	—	—	1,844,454
Select Equities	—	—	—	—	—	—	—	274,349
Small Cap Growth	—	70,414,892	33,014,006	—	—	—	—	25,763,569

(1)  The capital loss carryforwards shown above for Century include $17,304,656 expiring in 2009, which were acquired on August 2, 2002 in the merger with Neuberger Berman Technology Fund ("Technology"). The use of these losses to offset future gains may be limited in a given year.

  Under current tax law, certain net capital, net foreign currency losses and net passive investment mark to market losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended August 31, 2008, the Funds elected to defer the following:

	Post October Capital Loss Deferral	Post October Currency Loss Deferral	Post October PFIC Loss Deferral
Genesis	$—	$—	$35,966,481
International	9,765,180	—	—
International Institutional	28,309,974	—	—
International Large Cap	5,862,388	—	—

	Post October Capital Loss Deferral	Post October Currency Loss Deferral	Post October PFIC Loss Deferral
Real Estate	$6,899,680	$—	$—
Small and Mid Cap Growth	744,656	—	—
Small Cap Growth	—	66	—

6  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in December and are recorded on the ex-date. However, Equity Income and Real Estate generally distribute substantially all of their net investment income, if any, at the end of each calendar quarter.

  It is the policy of each of Equity Income and Real Estate to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs held by Equity Income and Real Estate are generally comprised of income, capital gains, and return of REIT capital, but the REITs do not report this information to Equity Income and Real Estate until the following calendar year. At August 31, 2008, Equity Income and Real Estate estimated these amounts within the financial statements since the information is not available from the REITs until after Equity Income's and Real Estate's fiscal year-end. At February 28, 2009, Equity Income and Real Estate estimated these amounts for the period January 1, 2009 to February 28, 2009 within the financial statements since the 2009 information is not available from the REITs until after the Funds' fiscal perio d. For the year ended August 31, 2008, the character of distributions paid to shareholders for Equity Income and Real Estate disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to Equity Income and Real Estate together with actual IRS Forms 1099DIV received to date. Based on past experience it is probable that a portion of Equity Income's and Real Estate's distributions during the current fiscal year will be considered tax return of capital but the actual amount of the tax return of capital, if any, is not determinable until after Equity Income's and Real Estate's fiscal year-end. After calendar year-end, when Equity Income and Real Estate learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed Equity Income and Real Estate of the act ual breakdown of distributions paid to Equity Income and Real Estate during its fiscal year, estimates previously recorded are adjusted on the books of Equity Income and Real Estate to reflect actual results. As a result, the composition of Equity Income's and Real Estate's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Equity Income and Real Estate shareholders on IRS Form 1099DIV.

8  Organization expenses: Costs incurred by Emerging Markets Equity in connection with its organization, which amounted to $71,992 have been expensed as incurred.

9  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributed to a Fund are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund or the Trust are allocated among the Funds and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series t hereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

10  Call options: Each Fund may write covered call options. Premiums received by each Fund upon writing a covered call option are recorded in the liability section of each Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated. A Fund bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

  Summary of written option transactions for the six months ended February 28, 2009 for Equity Income were:

	Number	Value When Written
Contracts outstanding 8/31/2008	5,600	$6,000
Contracts written	32,900	68,000
Contracts expired	(5,000)	(7,000)
Contracts exercised	(9,000)	(31,000)
Contracts closed	(19,500)	(29,000)
Contracts outstanding 2/28/2009	5,000	7,000

11  Financial futures contracts: Each Fund may buy and sell stock index futures contracts for purposes of managing cash flow. Century, Climate Change, Emerging Markets Equity, Equity Income, International, International Institutional, International Large Cap, Large Cap Disciplined Growth, Real Estate, Select Equities, Small Cap Growth, and Socially Responsive may also buy and sell financial futures contracts to hedge against a possible decline in the value of their portfolio securities. Emerging Markets Equity, International, International Institutional, and International Large Cap may also buy currency futures contracts for non-hedging purposes. At the time a Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin, " ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

  Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

  For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

  During the six months ended February 28, 2009, the Funds did not enter into any financial futures contracts. At February 28, 2009, there were no open positions.

12  Forward foreign currency contracts: Each Fund may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Emerging Markets Equity, International, International Institutional, and

International Large Cap may also enter into such contracts to increase or decrease their exposure to a currency other than U.S. dollars. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions on settlement date. Fluctuations in the value of such contracts are recorded for financial reporting purposes as unrealized gains or losses by each Fund until the contractual settlement date. The Funds could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

13  Security lending: A third party, eSecLending, has assisted Focus, Guardian, International, International Institutional, International Large Cap, Mid Cap Growth, Partners, Real Estate, Regency, Small Cap Growth and Socially Responsive in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to each Fund in consideration of that Fund entering into an exclusive securities lending arrangement. eSecLending currently serves as exclusive lending agent for each of these Funds. International, International Institutional and International Large Cap are currently not guaranteed any particular level of income.

  For part of the fiscal period, Neuberger Berman, LLC ("Neuberger"), an affiliate of each Fund, served as exclusive lending agent for International, International Institutional and International Large Cap. Each Fund selected Neuberger through the bidding process in accordance with an Exemptive Order issued by the Securities and Exchange Commission.

  Under the securities lending arrangements, each Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Each Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management.

  At various times during the course of the Funds' fiscal period ended February 28, 2009, the Quality Fund's NAV was below $1.00 per share, which could have affected the NAV of the Funds with securities loans outstanding during the period. The Quality Fund's price per share on February 28, 2009 was $1.00. The market value of each Fund's investments in the Quality Fund as of that date is reflected in the Fund's Schedule of Investments. If it were necessary to liquidate assets in the Quality Fund to meet returns on outstanding securities loans at a time when the Quality Fund's price per share was less than $1.00, a Fund may not receive an amount from the Quality Fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in the Quality Fund at the price at which the Quality Fund is carrying them. The Quality Fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. There is no assurance that the Quality Fund will maintain a $1.00 share price.

  Net income from the applicable lending program represents the guaranteed amount received from a principal, if applicable, plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the fiscal period ended February 28, 2009, the approximate amount of income earned on cash collateral, which includes approximate amounts of interest income earned from the Quality Fund and guaranteed amounts; the approximate amount of fees and expenses paid on securities loaned; the approximate amount of net income received under the securities lending arrangements, which is reflected in the Statements of Operations under the caption "Income from securities loaned—net"; the amount of interest income that was earned from the Quality Fund; the guaranteed amounts received from Neuberger; and the fees and expenses that were retained by Neuberger are as follows:

	Total Interest Income Earned From the Quality Fund and Guaranteed Amounts	Fees and Expenses Paid on Securities Loaned	Net Income Received under the Securities Lending Arrangements	Interest Income Earned from the Quality Fund	Guaranteed Amounts Received From Neuberger	Fees and Expenses Paid that were Retained by Neuberger
Focus	$957,186	$891,413	$65,773	$793,451	$—	$—
Guardian	372,805	368,610	4,195	332,322	—	—
International	244,497	87,367	157,130	89,475	124,517	—
International Institutional	125,823	42,161	83,662	42,892	70,717	—
International Large Cap	33,681	11,806	21,875	11,594	16,112	—
Mid Cap Growth	507,132	462,504	44,628	412,266	—	—
Partners	3,132,107	2,944,947	187,160	2,589,363	—	—
Real Estate	66,322	60,285	6,037	54,433	—	—
Regency	93,500	86,287	7,213	75,562	—	—
Small Cap Growth	380,536	331,273	49,263	317,436	—	—
Socially Responsive	108,650	88,869	19,781	71,147	—	—

14  Repurchase agreements: Each Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

15  Redemption of fund shares: Each class of Emerging Markets Equity, International, International Institutional, International Large Cap, and Real Estate charges a redemption fee of 2%, 2%, 2%, 2%, and 1%, respectively, on shares redeemed or exchanged for shares of another fund within 60 days or less of the purchase date. All redemption fees are paid to and recorded by each Fund as Paid-in capital. For the six months ended February 28, 2009, Emerging Markets Equity, International, International Institutional, International Large Cap, and Real Estate received $0, $36,740, $2,862, $204 and $17,126, respectively, in redemption fees.

16  Transactions with other funds managed by Neuberger Berman Management LLC: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds may invest in a money market fund managed by Management or an affiliate. The Funds invest in Neuberger Berman Prime Money Fund ("Prime Money") or Neuberger Berman Government Money Fund ("Government Money"), as approved by the Board. Prime Money and Government Money each seek to provide the highest available current income consistent with safety and liquidity. For any cash that the Funds invest in Prime Money or Government Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money or Government Money on those assets (the "Arrangement"). For the six months ended February 28, 2009, management fees waived under this Arrangeme nt are reflected in the Statements of Operations under the caption "Investment management fees waived." For the six months ended February 28, 2009, income earned under this Arrangement is reflected in the

Statements of Operations under the caption "Income from investments in affiliated issuers." For the six months ended February 28, 2009, management fees waived and income earned under this Arrangement on Prime Money were as follows:

(000's omitted)	Management Fees Waived	Income Earned	(000's omitted)	Management Fees Waived	Income Earned
Century	$—	$2	Large Cap Disciplined Growth	$1	$10
Climate Change	—	2	Mid Cap Growth	10	205
Emerging Markets Equity(1)	—	4	Partners	8	157
Equity Income(2)	1	23	Real Estate	1	10
Focus	9	177	Regency	2	36
Genesis	241	4,612	Select Equities	2	28
Guardian	7	113	Small and Mid Cap Growth	—	4
International	12	250	Small Cap Growth	4	77
International Institutional	7	143	Socially Responsive	—	—
International Large Cap	3	64

(1)  Period from October 8, 2008 (Commencement of Operations) to February 28, 2009.

(2)  All Funds invested in Prime Money during the six months ended February 28, 2009. Equity Income also invested in Government Money. Equity Income had the following: approximately $0 in management fees waived and approximately $0 in income earned under this Arrangement on Government Money.

17  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

18  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

19  Reclassification: Subsequent to August 31, 2007, Genesis received notification that a substantial portion of a special cash dividend received from one of its investments, which was recorded as dividend income in the 2007 financial statements, represented a non-taxable return of capital to Genesis. The reclassification had no impact on the total or per share net assets of Genesis, but resulted in a decrease of $62,516,000 in net investment income (loss), an increase of $2,354,000 in net realized gain (loss) on investments and an increase of $60,162,000 in change in unrealized appreciation (depreciation) of investments, for that year. The financial highlights for each class of shares for the year ended August 31, 2007, have also been updated to reflect this change. The impact on the financial highlights for each class was a reclassificatio n of $0.21, $0.32, $0.18 and $0.26 per share for the Investor Class, Trust Class, Advisor Class and Institutional Class, respectively, and a decrease in the Ratio of Net Investment Income (Loss) to Average Net Assets of 0.57%, 0.61%, 0.59% and 0.54% for the Investor Class, Trust Class, Advisor Class and Institutional Class, respectively.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

  Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

  Investment Management Fee as a Percentage of Average Daily Net Assets:

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Thereafter
For Climate Change, Genesis and Small Cap Growth:
0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%
For Emerging Markets Equity:
1.00%	0.975%	0.95%	0.925%	0.90%	0.875%	0.875%	0.875%	0.85%
For Real Estate:
0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
For International and International Institutional:
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.70%	0.70%
For Century, Equity Income, Focus, Guardian, International Large Cap, Large Cap Disciplined Growth, Mid Cap Growth, Partners, Regency, Select Equities, Small and Mid Cap Growth, and Socially Responsive:
0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%

  Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this Agreement. In addition, each Fund's Investor Class, Class A and Class C pays Management an administration fee at the annual rate of 0.20% of its average daily net assets, each Fund's Trust Class and Advisor Class pays Management an administration fee at the annual rate of 0.34% of its average daily net assets, and each Fund's Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

  For the Trust Class of Focus, Guardian, International Large Cap, Partners, Real Estate, Regency, Small and Mid Cap Growth, Small Cap Growth and Socially Responsive (and for Equity Income prior to June 9, 2008), the Advisor Class of each Fund, and Class A and Class C of Climate Change, Emerging Markets Equity, Equity Income, International Large Cap, Large Cap Disciplined Growth and Select Equities, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted distribution plans (each a "Plan", collectively, the "Plans") with respect to these classes, pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.10% of such Trust Class, 0.25% of such Advisor Class, 0.25% of such Class A's and 1.00% of such Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for those classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

  Management has contractually undertaken to forgo current payment of fees and/or reimburse operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. The Investor Classes of Century, International, Regency, and Small Cap Growth and the Trust Class, Advisor Class, Institutional Class, Class A and Class C of each Fund have agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to a contractual expense limitation, so long as their annual Operating Expenses during that period do not exceed their Expense Limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the six months ended February 28, 2 009, there were no reimbursements to Management under this agreement. At February 28, 2009, contingent liabilities to Management under the agreement were as follows:

				Expenses Deferred In Fiscal Period, August 31,
				2006	2007	2008		2009
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2009	2010	2011		2012
Century Fund Investor Class	1.50%		8/31/2019	$109,822	$98,946	$114,962		$71,024
Climate Change Fund Institutional Class	0.95%		8/31/2012	—	—	179,923	(6)	54,058
Climate Change Fund Class A	1.20%		8/31/2012	—	—	75,053	(6)	54,471
Climate Change Fund Class C	1.95%		8/31/2012	—	—	8,633	(6)	5,153
Emerging Markets Equity Fund Institutional Class	1.25%		8/31/2012	—	—	—		194,407	(9)
Emerging Markets Equity Fund Class A	1.50%		8/31/2012	—	—	—		9,348	(9)
Emerging Markets Equity Fund Class C	2.25%		8/31/2012	—	—	—		9,429	(9)
Equity Income Fund Institutional Class	0.80%		8/31/2012	—	84,036	147,078	(8)	18,257
Equity Income Fund Class A	1.16%		8/31/2012	—	—	104,764	(8)	142,146
Equity Income Fund Class C	1.91%		8/31/2012	—	—	4,317	(8)	6,862
Focus Fund Trust Class	1.50%		8/31/2012	—	—	—		—
Focus Fund Advisor Class	1.50%		8/31/2019	—	—	—		410
Genesis Fund Trust Class	1.50%		8/31/2012	—	—	—		—
Genesis Fund Advisor Class	1.50%		8/31/2019	—	—	—		—
Genesis Fund Institutional Class	0.85%		8/31/2019	—	—	—		221,220
Guardian Fund Trust Class	1.50%		8/31/2012	—	—	—		—
Guardian Fund Advisor Class	1.50%		8/31/2019	16,546	16,816	18,491		9,921
International Fund Investor Class	1.40%		8/31/2012	—	—	—		8,348
International Fund Trust Class	2.00%		8/31/2019	—	—	—		—
International Institutional Fund Institutional Class	0.85	%(2)	8/31/2019	1,114,659	1,588,898	1,304,181		475,909
International Large Cap Fund Trust Class	1.25%		8/31/2012	165,601	63,756	51,118		68,841
International Large Cap Fund Institutional Class	0.90%		8/31/2012	—	64,891	63,922		155,133
International Large Cap Fund Class A	1.30%		8/31/2012	—	—	1,930	(3)	9,159
International Large Cap Fund Class C	2.00%		8/31/2012	—	—	1,475	(3)	2,126

				Expenses Deferred In Fiscal Period, August 31,
				2006	2007	2008		2009
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2009	2010	2011		2012
Large Cap Disciplined Growth Fund Institutional Class	0.75%		8/31/2012	$—	$—	$189,455	(3)	$13,224
Large Cap Disciplined Growth Fund Class A	1.20%		8/31/2012	—	—	31,333	(3)	83,949
Large Cap Disciplined Growth Fund Class C	1.95%		8/31/2012	—	—	41,703	(3)	72,904
Mid Cap Growth Fund Trust Class	1.50%		8/31/2012	—	—	—		—
Mid Cap Growth Fund Advisor Class	1.50%		8/31/2019	17,364	18,886	21,479		7,701
Mid Cap Growth Fund Institutional Class	0.75%		8/31/2012	—	18,664	5,692		27,634
Partners Fund Trust Class	1.50%		8/31/2012	—	—	—		—
Partners Fund Advisor Class	1.50%		8/31/2019	—	—	—		—
Partners Fund Institutional Class	0.70%		8/31/2012	—	—	—		9,888
Real Estate Fund Trust Class	1.50	%(2)	8/31/2019	246,578	126,728	202,213		116,378
Real Estate Fund Institutional Class	0.85%		8/31/2019	—	—	1,565	(7)	4,362
Regency Fund Investor Class	1.50%		8/31/2019	—	—	—		—
Regency Fund Trust Class	1.25%		8/31/2019	38,694	45,898	64,085		65,525
Select Equities Fund Institutional Class	0.75%		8/31/2012	—	—	204,528	(3)	13,068
Select Equities Fund Class A	1.20%		8/31/2012	—	—	36,737	(3)	101,163
Select Equities Fund Class C	1.95%		8/31/2012	—	—	10,276	(3)	15,462
Small and Mid Cap Growth Fund Trust Class	1.10%		8/31/2012	—	167,603	156,067		90,062
Small Cap Growth Fund Investor Class	1.30%		8/31/2019	141,506	242,097	167,399		104,001
Small Cap Growth Fund Trust Class	1.40%		8/31/2019	27,860	34,251	61,978		31,296
Small Cap Growth Fund Advisor Class	1.60%		8/31/2019	25,052	28,271	36,185		14,878
Small Cap Growth Fund Institutional Class	0.90%		8/31/2012	—	—	3,615	(5)	9,966
Socially Responsive Fund Trust Class	1.50%		8/31/2012	—	—	—		—
Socially Responsive Fund Institutional Class	0.75%		8/31/2012	—	—	8,868	(4)	2,654

(1)  Expense limitation per annum of the respective class' average daily net assets.

(2)  In addition, Management has voluntarily undertaken to forgo current payment of fees and/or reimburse the Institutional Class of International Institutional and the Trust Class of Real Estate, so that their Operating Expenses are limited to 0.80% and 0.99%, respectively, per annum of their average daily net assets. For the six months ended February 28, 2009, voluntary reimbursements for the Institutional Class of International Institutional and the Trust Class of Real Estate amounted to $63,207 and $102,435, respectively. This undertaking, which is terminable by Management upon notice to International Institutional and Real Estate, is in addition to the contractual undertaking as stated above.

(3)  Period from December 20, 2007 (Commencement of Operations) to August 31, 2008.

(4)  Period from November 28, 2007 (Commencement of Operations) to August 31, 2008.

(5)  Period from April 1, 2008 (Commencement of Operations) to August 31, 2008.

(6)  Period from May 1, 2008 (Commencement of Operations) to August 31, 2008.

(7)  Period from June 4, 2008 (Commencement of Operations) to August 31, 2008.

(8)  Period from June 9, 2008 (Commencement of Operations) to August 31, 2008. On June 9, 2008, Equity Income's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares.

(9)  Period from October 8, 2008 (Commencement of Operations) to February 28, 2009.

  Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Funds, are wholly-owned subsidiaries of Lehman Brothers. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

  Each class of shares has a distribution agreement with Management. Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge, except that a charge of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares are sold with no initial sales charge and a 1.00% contingent deferred sales charge ("CDSC") if shares are sold within one year after purchase.

  For the period ended February 28, 2009, Emerging Markets Equity recorded a capital contribution from Management in the amount of $1,418. This amount was paid in connection with losses outside the Fund's direct control incurred in the execution of a trade. Management does not normally make payments for losses incurred from a trade error.

  For the six months ended February 28, 2009, Management, acting as underwriter and broker-dealer, received net commissions from the sale of Class A and Class C shares and CDSCs from the redemptions of Class A and Class C shares as follows:

	Underwriter Net Commissions	CDSC	Broker-Dealer Net Commissions	CDSC
Climate Change Fund Class A	$40	$—	$—	$—
Climate Change Fund Class C	—	—	—	—
Emerging Markets Equity Fund Class A	—	—	—	—
Emerging Markets Equity Fund Class C	—	—	—	—
Equity Income Fund Class A	3,958	—	—	—
Equity Income Fund Class C	—	6,619	—	—
International Large Cap Fund Class A	—	—	—	—
International Large Cap Fund Class C	—	—	—	—
Large Cap Disciplined Fund Growth Class A	2,398	—	—	—
Large Cap Disciplined Growth Fund Class C	—	830	—	—
Select Equities Fund Class A	1,281	—	—	—
Select Equities Fund Class C	—	1,294	—	—

  Each Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended February 28, 2009, the impact of this arrangement was a reduction of expenses of $0, $0, $8, $259, $354, $536, $155, $1,038, $53, $61, $11, $1,310, $559, $14, $129, $4, $3, $359, and $3,042 for Century, Climate Change, Emerging Markets Equity, Equity Income, Focus, Genesis, Guardian, International, International Institutional, International Large Cap, Large Cap Disciplined Growth, Mid Cap Growth, Partners, Real Estate, Regency, Select Equities, Small and Mid Cap Growth, Small Cap Growth, and Socially Responsive, respectively.

Note C—Securities Transactions:

  During the six months ended February 28, 2009, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, foreign currency contracts, and option contracts) as follows:

(000's omitted)	Purchases	Sales	(000's omitted)	Purchases	Sales
Century	$7,983	$7,448	Large Cap Disciplined Growth	$43,461	$14,633
Climate Change	6,297	5,814	Mid Cap Growth	141,036	115,584
Emerging Markets Equity(1)	4,186	1,286	Partners	380,137	633,097
Equity Income	12,166	7,230	Real Estate	57,396	45,544
Focus	313,021	368,595	Regency	22,459	23,221
Genesis	426,908	930,907	Select Equities	15,659	4,968
Guardian	175,121	235,289	Small and Mid Cap Growth	4,161	4,398
International	194,352	314,989	Small Cap Growth	356,615	319,286
International Institutional	147,637	183,067	Socially Responsive	176,331	168,732
International Large Cap	47,609	61,869

(1)  Period from October 8, 2008 (Commencement of Operations) to February 28, 2009.

  During the six months ended February 28, 2009, there were brokerage commissions on securities transactions paid to affiliated brokers as follows:

(000's omitted)	Neuberger	Lehman Brothers Inc.	(000's omitted)	Neuberger	Lehman Brothers Inc.
Century	$—	$—	Large Cap Disciplined Growth	$—	$—
Climate Change	—	—	Mid Cap Growth	—	1
Emerging Markets Equity(1)	—	—	Partners	—	10
Equity Income	—	—	Real Estate	—	1
Focus	—	—	Regency	—	—
Genesis	—	—	Select Equities	1	—
Guardian	—	3	Small and Mid Cap Growth	—	—
International	—	—	Small Cap Growth	—	8
International Institutional	—	—	Socially Responsive	—	4
International Large Cap	—	—

(1)  Period from October 8, 2008 (Commencement of Operations) to February 28, 2009.

Note D—Fund Share Transactions:

Share activity for the six months ended February 28, 2009 and for the year ended August 31, 2008 was as follows:

	For the Six Months Ended February 28, 2009				For the Year Ended August 31, 2008
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Issued in Connection with Conversion of Trust Class shares	Shares Issued in Connection with the Acquisition of Fasciano Fund (Note H)	Shares Redeemed	Total
Century:
Investor Class	485	—	(368)	117	545	—	—	—	(276)	269
Climate Change:
Institutional Class	—	10	—	10	230	—	—	—	—	230	(4)
Class A	88	8	(64)	32	206	—	—	—	—	206	(4)
Class C	14	1	—	15	10	—	—	—	—	10	(4)
Emerging Markets Equity:(7)
Institutional Class	280	8	—	288	—	—	—	—	—	—
Class A	12	—	—	12	—	—	—	—	—	—
Class C	10	—	—	10	—	—	—	—	—	—
Equity Income:
Trust Class	—	—	—	—	—	22	(516)	—	(18)	(512)
Institutional Class	6	5	(520)	(509)	—	3	516	—	—	519	(6)
Class A	2,241	38	(930)	1,349	2,221	3	—	—	(18)	2,206	(6)
Class C	186	1	(85)	102	129	—	—	—	(17)	112	(6)
Focus:
Investor Class	244	4,798	(3,023)	2,019	439	5,733	—	—	(5,122)	1,050
Trust Class	334	372	(758)	(52)	384	621	—	—	(1,727)	(722)
Advisor Class	78	207	(310)	(25)	170	287	—	—	(520)	(63)
Genesis:
Investor Class	5,316	3,788	(13,896)	(4,792)	9,275	9,338	—	7,701	(11,202)	15,112
Trust Class	11,816	5,511	(17,570)	(243)	22,066	14,796	—	—	(34,022)	2,840
Advisor Class	2,933	1,116	(5,846)	(1,797)	5,731	3,053	—	463	(6,257)	2,990
Institutional Class	12,962	5,954	(20,579)	(1,663)	31,370	13,106	—	—	(9,245)	35,231

	For the Six Months Ended February 28, 2009				For the Year Ended August 31, 2008
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Issued in Connection with Conversion of Trust Class shares	Shares Issued in Connection with the Acquisition of Fasciano Fund (Note H)	Shares Redeemed	Total
Guardian:
Investor Class	2,510	10,268	(6,906)	5,872	3,834	9,112	—	—	(9,864)	3,082
Trust Class	698	1,140	(1,435)	403	1,206	1,013	—	—	(2,103)	116
Advisor Class	17	7	(22)	2	17	7	—	—	(31)	(7)
International:
Investor Class	943	516	(7,708)	(6,249)	1,973	4,364	—	—	(10,260)	(3,923)
Trust Class	1,569	445	(6,903)	(4,889)	3,875	4,740	—	—	(16,371)	(7,756)
International Institutional:
Institutional Class	5,617	1,685	(16,169)	(8,867)	1,740	8,347	—	—	(8,022)	2,065
International Large Cap:
Trust Class	605	131	(2,554)	(1,818)	2,267	237	—	—	(1,896)	608
Institutional Class	114	361	(842)	(367)	8,624	481	—	—	(6,995)	2,110
Class A	24	8	(18)	14	219	—	—	—	(2)	217 (1)
Class C	5	—	—	5	11	—	—	—	—	11 (1)
Large Cap Disciplined Growth:
Institutional Class	235	—	(240)	(5)	360	—	—	—	—	360 (1)
Class A	3,883	1	(531)	3,353	849	—	—	—	(26)	823 (1)
Class C	1,313	1	(93)	1,221	893	—	—	—	—	893 (1)
Mid Cap Growth:
Investor Class	1,585	—	(3,627)	(2,042)	5,035	—	—	—	(5,776)	(741)
Trust Class	217	—	(110)	107	434	—	—	—	(461)	(27)
Advisor Class	121	—	(72)	49	163	—	—	—	(36)	127
Institutional Class	6,093	—	(1,113)	4,980	4,345	—	—	—	(727)	3,618
Partners:
Investor Class	3,580	1,509	(16,556)	(11,467)	13,919	2,820	—	—	(11,492)	5,247
Trust Class	4,776	873	(10,705)	(5,056)	13,231	1,662	—	—	(17,105)	(2,212)
Advisor Class	6,006	604	(7,688)	(1,078)	7,028	1,037	—	—	(6,982)	1,083
Institutional Class	3,260	161	(2,416)	1,005	1,911	180	—	—	(443)	1,648

	For the Six Months Ended February 28, 2009				For the Year Ended August 31, 2008
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Issued in Connection with Conversion of Trust Class shares	Shares Issued in Connection with the Acquisition of Fasciano Fund (Note H)	Shares Redeemed	Total
Real Estate:
Trust Class	3,919	99	(2,096)	1,922	2,421	1,053	—	—	(6,263)	(2,789)
Institutional Class	9	—	(110)	(101)	163	—	—	—	—	163	(5)
Regency:
Investor Class	610	313	(1,822)	(899)	1,380	499	—	—	(1,969)	(90)
Trust Class	1,262	243	(859)	646	1,352	371	—	—	(1,107)	616
Select Equities:
Institutional Class	64	—	(249)	(185)	251	—	—	—	—	251	(1)
Class A	2,563	4	(371)	2,196	540	—	—	—	(6)	534	(1)
Class C	301	1	(21)	281	85	—	—	—	—	85	(1)
Small and Mid Cap Growth:
Trust Class	35	3	(43)	(5)	127	54	—	—	(125)	56
Small Cap Growth:
Investor Class	5,195	—	(3,818)	1,377	13,216	—	—	—	(2,858)	10,358
Trust Class	970	—	(1,315)	(345)	2,193	—	—	—	(450)	1,743
Advisor Class	517	—	(387)	130	1,043	—	—	—	(311)	732
Institutional Class	232	—	(21)	211	239	—	—	—	—	239	(3)
Socially Responsive:
Investor Class	4,213	655	(6,218)	(1,350)	9,640	1,057	—	—	(6,795)	3,902
Trust Class	3,813	500	(3,003)	1,310	6,599	730	—	—	(4,846)	2,483
Institutional Class	998	78	(408)	668	3,448	19	—	—	(538)	2,929	(2)

(1)  Period from December 20, 2007 (Commencement of Operations) to August 31, 2008.

(2)  Period from November 28, 2007 (Commencement of Operations) to August 31, 2008.

(3)  Period from April 1, 2008 (Commencement of Operations) to August 31, 2008.

(4)  Period from May 1, 2008 (Commencement of Operations) to August 31, 2008.

(5)  Period from June 4, 2008 (Commencement of Operations) to August 31, 2008.

(6)  Period from June 9, 2008 (Commencement of Operations) to August 31, 2008. On June 9, 2008, Equity Income's Trust Class was converted into the Fund's Institutional Class.

(7)  Period from October 8, 2008 (Commencement of Operations) to February 28, 2009.

Note E—Lines of Credit:

  At February 28, 2009, each Fund (except Emerging Markets Equity) was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% (as of September 19, 2008, 0.09%) per annum of the available line of credit is charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at February 28, 2009. During the six months ended February 28, 2009, none of the Funds utilized this line of credit.

  At February 28, 2009, International, International Institutional and International Large Cap were three of five participants in a single $100,000,000 uncommitted, secured line of credit with State Street to be used only for temporary or emergency purposes or for leverage. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Because several investment companies participate, there is no assurance that a Fund will have access to all or any part of the $100,000,000 at any particular time. During the six months ended February 28, 2009, International, International Institutional, and International Large Cap did not utilize this line of credit. International, International Institutional and International Large Cap had no loans outstanding pursuant to this line of credit at February 28, 2009.

Note F—Investments In Affiliates*:

Century Fund

	Balance of Shares Held August 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2009	Value February 28, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	314,130	3,791,142	3,693,067	412,205	$412,205	$1,905

Climate Change

	Balance of Shares Held August 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2009	Value February 28, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	292,388	2,291,670	2,393,218	190,840	$190,840	$2,239

Emerging Markets Equity

	Balance of Shares Held August 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2009	Value February 28, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	—	3,699,944	3,516,996	182,948	$182,948	$3,859

Equity Income

	Balance of Shares Held August 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2009	Value February 28, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Government Money Fund Investor Class***	—	7,082,677	1,893,004	5,189,673	$5,189,673	$334
Neuberger Berman Prime Money Fund Trust Class***	5,379,579	16,676,863	22,056,442	—	—	22,733
Total					$5,189,673	$23,067

Focus

	Balance of Shares Held August 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2009	Value February 28, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	27,145,869	94,902,786	106,609,168	15,439,487	$15,439,487	$176,797
Neuberger Berman Securities Lending Quality Fund, LLC****	179,283,932	961,828,558	1,058,632,260	82,480,230	82,480,230	793,451
Total					$97,919,717	$970,248

Genesis

	Balance of Shares Held August 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2009	Value February 28, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Abaxis, Inc.**	1,103,500	1,000	51,000	1,053,500	$16,476,740	$—
Alberto-Culver Co.	5,868,450	15,000	273,700	5,609,750	124,199,865	787,008
Alliant Techsystems	1,890,262	—	121,000	1,769,262	125,016,053	—
American Medical Systems Holdings	8,642,065	—	667,300	7,974,765	82,538,818	—
AmSurg Corp.	2,050,634	—	95,500	1,955,134	30,539,193	—
AptarGroup Inc.	6,963,600	—	324,800	6,638,800	186,284,728	1,998,270
Arbitron Inc.	1,980,467	—	638,000	1,342,467	17,371,523	340,253

	Balance of Shares Held August 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2009	Value February 28, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Arena Resources	3,481,128	—	162,600	3,318,528	$71,082,870	$—
ArthroCare Corp.	2,963,662	—	1,259,442	1,704,220	6,220,403	—
Astec Industries	2,120,622	—	146,100	1,974,522	43,873,879	—
Blackbaud, Inc.	4,581,603	50,000	206,600	4,425,003	45,312,031	887,161
Boston Beer Company	1,059,319	20,000	47,300	1,032,019	24,737,495	—
Brady Corp.**	3,749,200	—	1,540,211	2,208,989	37,839,982	1,059,098
Bucyrus International	4,369,600	—	203,800	4,165,800	51,739,236	104,490
CARBO Ceramics	2,140,500	—	100,000	2,040,500	70,927,780	696,082
Carrizo Oil & Gas	1,784,327	1,800	83,500	1,702,627	18,115,951	—
Chart Industries	2,320,828	—	108,100	2,212,728	14,205,714	—
Church & Dwight	5,671,018	—	1,447,163	4,223,855	206,630,987	856,249
CLARCOR Inc.	5,796,322	—	305,700	5,490,622	144,732,796	1,014,934
Compass Minerals International	3,607,800	—	168,300	3,439,500	179,610,690	2,378,068
Dionex Corp.	2,168,532	—	101,100	2,067,432	96,735,143	—
Drew Industries**	2,375,900	—	1,661,427	714,473	4,436,877	—
Exponent, Inc.	1,225,235	—	54,400	1,170,835	26,308,662	—
Flotek Industries**	1,491,600	—	1,491,600	—	—	—
Forward Air	2,271,700	35,000	157,300	2,149,400	35,766,016	152,096
Foundation Coal Holdings	2,981,200	59,100	186,800	2,853,500	45,884,280	294,755
Haemonetics Corp.	2,597,300	19,900	121,400	2,495,800	133,225,804	—
Healthcare Services Group	4,022,654	—	369,700	3,652,954	56,145,903	1,269,759
Hibbett Sports	1,892,463	—	88,200	1,804,263	25,295,767	—
Hub Group Class A	2,930,200	23,700	179,100	2,774,800	49,835,408	—
ICON PLC	3,431,000	198,400	160,500	3,468,900	71,181,828	—
Immucor Inc.**	3,513,491	—	163,800	3,349,691	75,167,066	—
Integra LifeSciences Holdings	2,452,202	—	176,900	2,275,302	59,408,135	—
ION Geophysical**	5,510,900	—	5,510,900	—	—	—
J & J Snack Foods	1,518,416	—	68,500	1,449,916	45,773,848	282,288
K-V Pharmaceutical**	3,696,247	—	3,696,247	—	—	—
Layne Christensen	2,059,065	—	95,800	1,963,265	31,942,322	—
Lindsay Corp.	961,350	163,500	47,200	1,077,650	26,133,013	162,188
ManTech International	2,248,000	—	116,500	2,131,500	111,200,355	—
Matthews International	3,737,800	—	174,300	3,563,500	123,795,990	464,789
MICROS Systems	5,392,542	178,200	254,800	5,315,942	85,480,347	—
MWI Veterinary Supply	1,241,529	—	58,000	1,183,529	29,848,601	—
NATCO Group	2,097,228	—	97,900	1,999,328	35,568,045	—
Neuberger Berman Prime Money Fund Trust Class***	823,917,513	676,255,718	1,029,570,188	470,603,043	470,603,043	4,612,155
Nordson Corp.	2,623,230	—	187,300	2,435,930	60,654,657	902,437
Parallel Petroleum**	3,551,541	—	3,122,742	428,799	518,847	—

	Balance of Shares Held August 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2009	Value February 28, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Raven Industries	1,989,876	—	93,000	1,896,876	$34,485,206	$2,883,645
Ritchie Bros. Auctioneers	5,736,060	—	317,400	5,418,660	81,550,833	987,635
Rofin-Sinar Technologies	3,636,350	—	169,600	3,466,750	50,787,888	—
Ruddick Corp.	3,483,702	522,100	168,300	3,837,502	83,197,043	839,028
Simpson Manufacturing**	3,494,800	—	1,219,900	2,274,900	35,397,444	681,160
Sirona Dental Systems	2,975,226	—	133,800	2,841,426	31,681,900	—
Surmodics, Inc.	2,159,130	—	100,800	2,058,330	35,959,025	—
Tennant Co.**	1,044,800	—	640,300	404,500	3,988,370	190,567
Titan International	2,137,147	326,400	106,200	2,357,347	12,965,409	22,675
Toro Co.	3,284,604	—	153,200	3,131,404	68,483,805	960,286
United Stationers**	2,376,728	—	1,387,753	988,975	21,490,427	—
Wabtec Corp.	2,826,100	163,400	132,700	2,856,800	76,447,968	55,694
Westamerica Bancorp	2,243,243	—	104,600	2,138,643	85,267,696	1,523,549
Wright Medical Group**	1,891,994	15,000	88,200	1,818,794	26,572,580	—
Zebra Technologies	4,115,847	—	192,300	3,923,547	68,936,721	—
Total					$3,915,579,006	$26,406,319

Guardian

	Balance of Shares Held August 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2009	Value February 28, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	13,486,818	132,947,710	124,828,105	21,606,423	$21,606,423	$112,778
Neuberger Berman Securities Lending Quality Fund, LLC****	72,711,362	627,234,237	645,730,642	54,214,957	54,214,957	332,322
Total					$75,821,380	$445,100

International

	Balance of Shares Held August 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2009	Value February 28, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	47,734,447	166,708,636	203,420,879	11,022,204	$11,022,204	$250,459
Neuberger Berman Securities Lending Quality Fund, LLC****	44,490,214	103,729,584	112,407,044	35,812,754	35,812,754	89,475
Total					$46,834,958	$339,934

International Institutional

	Balance of Shares Held August 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2009	Value February 28, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	22,533,581	124,708,597	140,000,211	7,241,967	$7,241,967	$142,894
Neuberger Berman Securities Lending Quality Fund, LLC****	25,033,565	21,503,852	35,132,687	11,404,730	11,404,730	42,892
Total					$18,646,697	$185,786

International Large Cap

	Balance of Shares Held August 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2009	Value February 28, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	7,184,775	35,989,580	38,431,510	4,742,845	$4,742,845	$63,922
Neuberger Berman Securities Lending Quality Fund, LLC****	9,389,597	5,846,641	12,397,705	2,838,533	2,838,533	11,594
Total					$7,581,378	$75,516

Large Cap Disciplined Growth

	Balance of Shares Held August 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2009	Value February 28, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	1,558,840	18,843,403	18,020,818	2,381,425	$2,381,425	$9,666

Mid Cap Growth

	Balance of Shares Held August 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2009	Value February 28, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	33,930,331	64,225,358	74,047,700	24,107,989	$24,107,989	$204,789
Neuberger Berman Securities Lending Quality Fund, LLC****	62,574,628	275,397,897	289,235,222	48,737,303	48,737,303	412,266
Total					$72,845,292	$617,055

Partners

	Balance of Shares Held August 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2009	Value February 28, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	39,861,472	268,363,080	287,720,969	20,503,583	$20,503,583	$157,118
Neuberger Berman Securities Lending Quality Fund, LLC****	349,883,850	2,426,884,448	2,418,470,287	358,298,011	358,298,011	2,589,363
Total					$378,801,594	$2,746,481

Real Estate

	Balance of Shares Held August 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2009	Value February 28, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	1,729,191	23,322,499	23,575,732	1,475,958	$1,475,958	$10,303
Neuberger Berman Securities Lending Quality Fund, LLC****	9,693,032	66,402,528	69,320,525	6,775,035	6,775,035	54,433
Total					$8,250,993	$64,736

Regency

	Balance of Shares Held August 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2009	Value February 28, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	12,548,922	13,185,436	24,128,145	1,606,213	$1,606,213	$36,300
Neuberger Berman Securities Lending Quality Fund, LLC****	10,776,449	76,330,654	77,280,277	9,826,826	9,826,826	75,562
Total					$11,433,039	$111,862

Select Equities

	Balance of Shares Held August 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2009	Value February 28, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	2,295,880	18,521,661	13,657,585	7,159,956	$7,159,956	$28,312

Small and Mid Cap Growth

	Balance of Shares Held August 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2009	Value February 28, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	544,508	2,562,071	2,404,175	702,404	$702,404	$3,686

Small Cap Growth

	Balance of Shares Held August 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2009	Value February 28, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	24,408,951	101,511,446	122,550,680	3,369,717	$3,369,717	$77,297
Neuberger Berman Securities Lending Quality Fund, LLC****	55,736,558	235,768,824	254,345,759	37,159,623	37,159,623	317,436
Total					$40,529,340	$394,733

Socially Responsive

2009
	Balance of Shares Held August 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held	Value February 28, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Securities Lending Quality Fund, LLC****	—	330,973,868	302,194,658	28,779,210	$28,779,210	$71,147

*  Affiliated issuers, as defined in the 1940 Act.

**  At February 28, 2009, the issuers of these securities were no longer affiliated with the Fund.

***  Prime Money and Government Money are also managed by Management and may be considered affiliates since they have the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money or Government Money, respectively.

****  Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Funds receive as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Funds.

Note G—Recent Accounting Pronouncement:

  In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133" ("FAS 161"), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. In September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4 (the "FSP"), "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161" was issued. Certain provisions of the FSP amend FASB Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities," to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. These FSP provisions are effective for fiscal years and interim periods ending after November 15, 2008. At this time, Management has assessed the implication of these FSP provisions and determined there is no impact to the Funds' financial statements. The FSP also clarifies the effective date of FAS 161, whereby di sclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact of FAS 161 on the Funds' financial statement disclosures, if any, is currently being assessed.

Note H—Reorganization:

  On August 15, 2008, Genesis acquired all of the net assets of Neuberger Berman Fasciano Fund ("Fasciano") pursuant to a Plan of Reorganization and Dissolution approved by Fasciano shareholders. The merger was accomplished by a tax-free exchange of 7,700,868 shares of the Investor Class of Genesis (valued at $270,161,608) for the 7,608,283 shares of the Investor Class of Fasciano outstanding on August 15, 2008 and the 462,573 shares of the Advisor Class of Genesis (valued at $13,574,657) for the 1,451,583 shares of the Advisor Class of Fasciano outstanding on August 15, 2008. Fasciano's aggregate net assets at that date ($283,736,265, including $66,024,106 of net unrealized appreciation) were combined with those of Genesis. The combined net assets of Genesis immediately after the merger were $12,591,585,945.

Note I—Share Class Conversion:

  On June 9, 2008, Trust Class shares of Equity Income converted into Institutional Class shares of Equity Income pursuant to a share class conversion ("Conversion"). The Conversion was accomplished by a tax-free conversion of 516,483 Trust Class shares of Equity Income (valued at $5,653,933) into 516,483 Institutional Class shares of Equity Income. The number of Institutional Class shares of Equity Income outstanding immediately after the Conversion was 516,483. The net assets of Institutional Class shares of Equity Income immediately after the Conversion were $5,653,933.

Note J—Recent Market Events:

  The six months covered by this report witnessed an unusually high degree of volatility in the financial markets and the net asset values of many mutual funds, including to some extent the Funds. Both domestic and international equity markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. In addition to the recent turbulence in financial markets, the reduced liquidity in credit and fixed income markets has negatively affected many issuers worldwide. The Funds' investments in certain issuers, as reflected in the Funds' schedules of investments, and the financial markets in general, expose investors to the volatile performance resulting from these market conditions and related events.

Note K—Subsequent Event:

  On April 9, 2009, Neuberger Berman Century Fund ("Acquiring Fund") acquired all of the net assets of Neuberger Berman Large Cap Disciplined Growth Fund ("Acquired Fund") and changed its name to Neuberger Berman Large Cap Disciplined Growth Fund pursuant to a Plan of Reorganization and Dissolution approved by the Board. The reorganization was accomplished by a tax-free exchange of 5,869,273 shares of Class A of Acquiring Fund (valued at $31,234,312) for 4,752,086 shares of Class A of Acquired Fund outstanding on April 9, 2009, 3,091,731 shares of Class C of Acquiring Fund (valued at $16,455,988) for 2,524,011 shares of Class C of Acquired Fund outstanding on April 9, 2009, and 606,318 shares of Institutional Class of Acquiring Fund (valued at $3,226,698) for 488,494 shares of Institutional Class of Acquired Fund outstanding on April 9, 2009. Acquired Fund's aggregate net assets at that date ($50,916,998, including $864,207 of net unrealized appreciation) were combined with those of Acquiring Fund. The combined net assets of Acquiring Fund immediately after the reorganization were $61,540,126.

  In addition, immediately after the reorganization, Class A shares of Acquiring Fund held by Grandfathered Investors (as defined below) were converted into Investor Class shares of Acquiring Fund pursuant to a share class conversion ("Conversion"). The Conversion was accomplished by a tax-free conversion of 40,012 Class A shares of Acquiring Fund (valued at $212,934) into 39,996 Investor Class shares of Acquiring Fund. The number of Investor Class shares of Acquiring Fund outstanding immediately after the Conversion was 1,847,397. The net assets of Investor Class shares of Acquiring Fund immediately after the Conversion were $9,835,309. "Grandfathered Investors" are investors who established accounts in Investor Class or Trust Class shares of a Neuberger Berman Fund prior to March 1, 2008, and who have continuously maintained an account in Investor or Trust Class shares since that date.

Note L—Unaudited Financial Information:

  The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Century Fund
Investor Class
2/28/2009 (Unaudited)	$7.39	$0.01	$(2.74)	$(2.73)	$—	$—	$—	$—
8/31/2008	$7.45	$(0.00)	$(0.06)	$(0.06)	$—	$—	$—	$—
8/31/2007	$6.52	$(0.00)	$0.93	$0.93	$—	$—	$—	$—
8/31/2006	$6.22	$(0.02)	$0.33	$0.31	$(0.01)	$—	$—	$(0.01)
8/31/2005	$5.54	$0.01	$0.67	$0.68	$—	$—	$—	$—
8/31/2004	$5.42	$(0.03)	$0.15	$0.12	$—	$—	$—	$—
Climate Change Fund
Institutional Class
2/28/2009 (Unaudited)	$8.93	$0.02	$(4.11)	$(4.09)	$(0.22)	$—	$—	$(0.22)
Period from 5/1/2008^ to 8/31/2008	$10.00	$0.06	$(1.13)	$(1.07)	$—	$—	$—	$—
Class A
2/28/2009 (Unaudited)	$8.93	$0.01	$(4.11)	$(4.10)	$(0.22)	$—	$—	$(0.22)
Period from 5/1/2008^ to 8/31/2008	$10.00	$0.05	$(1.12)	$(1.07)	$—	$—	$—	$—
Class C
2/28/2009 (Unaudited)	$8.90	$(0.00)	$(4.10)	$(4.10)	$(0.22)	$—	$—	$(0.22)
Period from 5/1/2008^ to 8/31/2008	$10.00	$0.02	$(1.12)	$(1.10)	$—	$—	$—	$—
Emerging Markets Equity Fund
Institutional Class
Period from 10/8/2008^ to 2/28/2009 (Unaudited)	$10.00	$0.01	$(1.50)	$(1.49)	$(0.26)	$—	$—	$(0.26)
Class A
Period from 10/8/2008^ to 2/28/2009 (Unaudited)	$10.00	$0.00	$(1.50)	$(1.50)	$(0.26)	$—	$—	$(0.26)
Class C
Period from 10/8/2008^ to 2/28/2009 (Unaudited)	$10.00	$(0.02)	$(1.51)	$(1.53)	$(0.24)	$—	$—	$(0.24)

See Notes to Financial Highlights 165

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Century Fund
Investor Class
2/28/2009 (Unaudited)	$—	$4.66	(36.94	%)**	$8.0	1.51	%*	1.51	%‡*	.28	%*	84	%**
8/31/2008	$—	$7.39	(.81%)		$11.9	1.51%		1.50	%‡	(.00%)		167%
8/31/2007	$—	$7.45	14.26%		$10.0	1.51%		1.50	%‡	(.02%)		46%
8/31/2006	$—	$6.52	4.92%		$10.4	1.51%		1.49	%‡	(.27%)		64%
8/31/2005	$—	$6.22	12.27%		$11.2	1.50%		1.47	%‡	.09%		107%
8/31/2004	$—	$5.54	2.21%		$14.3	1.50%		1.49	%‡	(.55%)		66%
Climate Change Fund
Institutional Class
2/28/2009 (Unaudited)	$—	$4.62	(46.05	%)**	$1.1	.97	%*	.97	%‡*	.78	%*	222	%**
Period from 5/1/2008^ to 8/31/2008	$—	$8.93	(10.70	%)**	$2.1	.95	%*	.95	%‡*	1.72	%*	71	%**
Class A
2/28/2009 (Unaudited)	$—	$4.61	(46.16	%)**	$1.1	1.22	%*	1.22	%‡*	.51	%*	222	%**
Period from 5/1/2008^ to 8/31/2008	$—	$8.93	(10.70	%)**	$1.8	1.20	%*	1.20	%‡*	1.42	%*	71	%**
Class C
2/28/2009 (Unaudited)	$—	$4.58	(46.32	%)**	$0.1	1.97	%*	1.97	%‡*	(.17	%)*	222	%**
Period from 5/1/2008^ to 8/31/2008	$—	$8.90	(11.00	%)**	$0.1	1.95	%*	1.95	%‡*	.72	%*	71	%**
Emerging Markets Equity Fund
Institutional Class
Period from 10/8/2008^ to 2/28/2009 (Unaudited)	$—	$8.25	(15.06	%)**	$2.4	1.43	%*	1.43	%‡*	.42	%*	56	%**
Class A
Period from 10/8/2008^ to 2/28/2009 (Unaudited)	$—	$8.24	(15.14	%)**	$0.1	1.71	%*	1.71	%‡*	.13	%*	56	%**
Class C
Period from 10/8/2008^ to 2/28/2009 (Unaudited)	$—	$8.23	(15.45	%)**	$0.1	2.43	%*	2.43	%‡*	(.58	%)*	56	%**

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Equity Income Fund
Institutional Class‡‡
2/28/2009 (Unaudited)	$10.72	$0.17	$(3.88)	$(3.71)	$(0.10)	$(0.07)	$—	$(0.17)
8/31/2008	$10.52	$0.31	$0.40	$0.71	$(0.27)	$(0.24)	$—	$(0.51)
Period from 11/2/2006^ to 8/31/2007	$10.00	$0.25	$0.52	$0.77	$(0.25)	$(0.00)	$—	$(0.25)
Class A
2/28/2009 (Unaudited)	$10.72	$0.14	$(3.89)	$(3.75)	$(0.08)	$(0.07)	$—	$(0.15)
Period from 6/9/2008^ to 8/31/2008	$10.95	$0.07	$(0.24)	$(0.17)	$(0.06)	$—	$—	$(0.06)
Class C
2/28/2009 (Unaudited)	$10.71	$0.11	$(3.89)	$(3.78)	$(0.05)	$(0.07)	$—	$(0.12)
Period from 6/9/2008^ to 8/31/2008	$10.95	$0.05	$(0.24)	$(0.19)	$(0.05)	$—	$—	$(0.05)
Focus Fund
Investor Class
2/28/2009 (Unaudited)	$24.78	$0.07	$(10.78)	$(10.71)	$(0.14)	$(2.19)	$—	$(2.33)
8/31/2008	$32.79	$0.15	$(2.09)	$(1.94)	$(0.16)	$(5.91)	$—	$(6.07)
8/31/2007	$34.30	$0.15	$3.33	$3.48	$(0.15)	$(4.84)	$—	$(4.99)
8/31/2006	$37.21	$0.13	$2.24	$2.37	$(0.24)	$(5.04)	$—	$(5.28)
8/31/2005	$31.96	$0.21	$5.12	$5.33	$(0.08)	$—	$—	$(0.08)
8/31/2004	$32.28	$0.08	$(0.35)	$(0.27)	$(0.05)	$—	$—	$(0.05)
Trust Class
2/28/2009 (Unaudited)	$18.18	$0.03	$(7.90)	$(7.87)	$(0.10)	$(1.61)	$—	$(1.71)
8/31/2008	$24.09	$0.06	$(1.54)	$(1.48)	$(0.09)	$(4.34)	$—	$(4.43)
8/31/2007	$25.19	$0.05	$2.46	$2.51	$(0.04)	$(3.57)	$—	$(3.61)
8/31/2006	$27.36	$0.04	$1.65	$1.69	$(0.16)	$(3.70)	$—	$(3.86)
8/31/2005	$23.51	$0.10	$3.76	$3.86	$(0.01)	$—	$—	$(0.01)
8/31/2004	$23.75	$0.01	$(0.24)	$(0.23)	$(0.01)	$—	$—	$(0.01)

See Notes to Financial Highlights 167

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Equity Income Fund
Institutional Class‡‡
2/28/2009 (Unaudited)	$—	$6.84	(34.93	%)**	$0.1	.80%*	.80	%‡*	3.78%*	35	%**
8/31/2008	$—	$10.72	7.01	%†††	$5.6	.97%	.96	%‡	2.94%	48%
Period from 11/2/2006^ to 8/31/2007	$—	$10.52	7.73	%**	$5.4	1.00%*	1.00	%‡*	2.81%*	26	%**
Class A
2/28/2009 (Unaudited)	$—	$6.82	(35.22	%)**	$24.2	1.16%*	1.16	%‡*	3.43%*	35	%**
Period from 6/9/2008^ to 8/31/2008	$—	$10.72	(1.57	%)**	$23.6	1.17%*	1.16	%‡*	2.72%*	48	%Ø
Class C
2/28/2009 (Unaudited)	$—	$6.81	(35.47	%)**	$1.5	1.91%*	1.91	%‡*	2.81%*	35	%**
Period from 6/9/2008^ to 8/31/2008	$—	$10.71	(1.72	%)**	$1.2	1.92%*	1.90	%‡*	2.22%*	48	%Ø
Focus Fund
Investor Class
2/28/2009 (Unaudited)	$—	$11.74	(44.14	%)**	$400.9	.96%*	.96	%‡*	.85%*	55	%**
8/31/2008	$—	$24.78	(7.12%)		$795.6	.89%	.88	%‡	.56%	90%
8/31/2007	$—	$32.79	10.71%		$1,018.6	.88%	.87	%‡	.44%	53%
8/31/2006	$—	$34.30	7.00%		$1,093.1	.88%	.87	%‡	.37%	41%
8/31/2005	$—	$37.21	16.69%		$1,185.4	.87%	.87	%‡	.57%	19%
8/31/2004	$—	$31.96	(.84%)		$1,198.9	.86%	.85	%‡	.21%	27%
Trust Class
2/28/2009 (Unaudited)	$—	$8.60	(44.19	%)**	$19.2	1.22%*	1.22	%‡*	.57%*	55	%**
8/31/2008	$—	$18.18	(7.37%)		$41.5	1.11%	1.10	%‡	.31%	90%
8/31/2007	$—	$24.09	10.49%		$72.3	1.08%	1.07	%‡	.21%	53%
8/31/2006	$—	$25.19	6.81%		$112.8	1.06%	1.06	%‡	.14%	41%
8/31/2005	$—	$27.36	16.44%		$189.4	1.05%	1.04	%‡	.38%	19%
8/31/2004	$—	$23.51	(.98%)		$267.3	1.03%	1.02	%‡	.04%	27%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Advisor Class
2/28/2009 (Unaudited)	$12.64	$0.01	$(5.49)	$(5.48)	$(0.09)	$(1.11)	$—	$(1.20)
8/31/2008	$16.80	$0.02	$(1.08)	$(1.06)	$(0.07)	$(3.03)	$—	$(3.10)
8/31/2007	$17.57	$0.00	$1.71	$1.71	$—	$(2.48)	$—	$(2.48)
8/31/2006	$19.00	$(0.00)	$1.15	$1.15	$—	$(2.58)	$—	$(2.58)
8/31/2005	$16.35	$0.04	$2.61	$2.65	$—	$—	$—	$—
8/31/2004	$16.54	$(0.02)	$(0.17)	$(0.19)	$—	$—	$—	$—
Genesis Fund
Investor Class
2/28/2009 (Unaudited)	$34.95	$(0.00)	$(15.22)	$(15.22)	$—	$(1.32)	$—	$(1.32)
8/31/2008	$37.55	$(0.07)	$3.53	$3.46	$(0.16)	$(5.90)	$—	$(6.06)
8/31/2007	$34.92	$0.18 @@	$5.58 @@	$5.76	$(0.46)	$(2.67)	$—	$(3.13)
8/31/2006	$34.03	$(0.05)	$1.71	$1.66	$—	$(0.77)	$—	$(0.77)
8/31/2005	$27.03	$(0.08)	$7.97	$7.89	$—	$(0.89)	$—	$(0.89)
8/31/2004	$23.44	$(0.10)	$3.70	$3.60	$—	$(0.01)	$—	$(0.01)
Trust Class
2/28/2009 (Unaudited)	$50.16	$(0.01)	$(21.83)	$(21.84)	$—	$(1.89)	$—	$(1.89)
8/31/2008	$53.69	$(0.14)	$5.12	$4.98	$(0.08)	$(8.43)	$—	$(8.51)
8/31/2007	$49.89	$0.24 @@	$7.96 @@	$8.20	$(0.60)	$(3.80)	$—	$(4.40)
8/31/2006	$48.66	$(0.11)	$2.44	$2.33	$—	$(1.10)	$—	$(1.10)
8/31/2005	$38.66	$(0.13)	$11.39	$11.26	$—	$(1.26)	$—	$(1.26)
8/31/2004	$33.54	$(0.16)	$5.30	$5.14	$—	$(0.02)	$—	$(0.02)
Advisor Class
2/28/2009 (Unaudited)	$29.25	$(0.03)	$(12.73)	$(12.76)	$—	$(1.10)	$—	$(1.10)
8/31/2008	$31.43	$(0.16)	$2.98	$2.82	$(0.07)	$(4.93)	$—	$(5.00)
8/31/2007	$29.10	$0.06 @@	$4.67 @@	$4.73	$(0.18)	$(2.22)	$—	$(2.40)
8/31/2006	$28.46	$(0.14)	$1.42	$1.28	$—	$(0.64)	$—	$(0.64)
8/31/2005	$22.66	$(0.14)	$6.67	$6.53	$—	$(0.73)	$—	$(0.73)
8/31/2004	$19.71	$(0.15)	$3.11	$2.96	$—	$(0.01)	$—	$(0.01)

See Notes to Financial Highlights 169

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Advisor Class
2/28/2009 (Unaudited)	$—	$5.96	(44.27	%)**	$7.7	1.50%*	1.50	%‡*	.30%*	55%**
8/31/2008	$—	$12.64	(7.55%)		$16.7	1.34%	1.33	%‡	.12%	90%
8/31/2007	$—	$16.80	10.23%		$23.3	1.29%	1.28	%‡	.02%	53%
8/31/2006	$—	$17.57	6.62%		$28.1	1.27%	1.26	%‡	(.03%)	41%
8/31/2005	$—	$19.00	16.21%		$35.3	1.24%	1.23	%‡	.20%	19%
8/31/2004	$—	$16.35	(1.15%)		$41.7	1.22%	1.21	%‡	(.13%)	27%
Genesis Fund
Investor Class
2/28/2009 (Unaudited)	$—	$18.41	(43.93	%)**	$1,169.5	1.08%*	1.08	%‡*	(.03%)*	5%**
8/31/2008	$—	$34.95	10.18%		$2,386.8	1.03%	1.02	%‡	(.20%)	18%##
8/31/2007	$—	$37.55	17.51%		$1,997.2	1.03%	1.02	%‡	.51%@@	25%
8/31/2006	$—	$34.92	4.89%		$1,901.1	1.02%	1.02	%‡	(.15%)	19%
8/31/2005	$—	$34.03	29.68%		$1,823.2	1.04%	1.04	%‡	(.25%)	11%
8/31/2004	$—	$27.03	15.37%		$1,324.0	1.05%	1.05	%‡	(.38%)	23%
Trust Class
2/28/2009 (Unaudited)	$—	$26.43	(43.92	%)**	$2,522.5	1.12%*	1.12	%‡*	(.07%)*	5%**
8/31/2008	$—	$50.16	10.22%		$4,799.6	1.09%	1.09	%‡	(.27%)	18%##
8/31/2007	$—	$53.69	17.41%		$4,985.5	1.10%	1.09	%‡	.48%@@	25%
8/31/2006	$—	$49.89	4.82%		$5,970.9	1.09%	1.09	%‡	(.22%)	19%
8/31/2005	$—	$48.66	29.63%		$6,348.2	1.10%	1.09	%‡	(.31%)	11%
8/31/2004	$—	$38.66	15.32%		$4,086.3	1.10%	1.10	%‡	(.42%)	23%
Advisor Class
2/28/2009 (Unaudited)	$—	$15.39	(44.00	%)**	$286.4	1.37%*	1.37	%‡*	(.33%)*	5%**
8/31/2008	$—	$29.25	9.89%		$596.8	1.35%	1.34	%‡	(.53%)	18%##
8/31/2007	$—	$31.43	17.14%		$547.2	1.35%	1.35	%‡	.20%@@	25%
8/31/2006	$—	$29.10	4.52%		$617.4	1.35%	1.34	%‡	(.47%)	19%
8/31/2005	$—	$28.46	29.31%		$661.0	1.35%	1.35	%‡	(.56%)	11%
8/31/2004	$—	$22.66	15.02%		$438.5	1.36%	1.35	%‡	(.68%)	23%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Institutional Class
2/28/2009 (Unaudited)	$48.09	$0.03	$(20.94)	$(20.91)	$—	$(1.81)	$—	$(1.81)
8/31/2008	$51.52	$(0.01)	$4.90	$4.89	$(0.23)	$(8.09)	$—	$(8.32)
8/31/2007	$47.95	$0.32 @@	$7.68 @@	$8.00	$(0.78)	$(3.65)	$—	$(4.43)
8/31/2006	$46.66	$0.01	$2.34	$2.35	$—	$(1.06)	$—	$(1.06)
8/31/2005	$36.98	$(0.02)	$10.91	$10.89	$—	$(1.21)	$—	$(1.21)
8/31/2004	$32.00	$(0.06)	$5.06	$5.00	$—	$(0.02)	$—	$(0.02)
Guardian Fund
Investor Class
2/28/2009 (Unaudited)	$16.58	$0.04	$(6.94)	$(6.90)	$(0.06)	$(1.29)	$—	$(1.35)
8/31/2008	$19.89	$0.11	$(1.05)	$(0.94)	$(0.13)	$(2.24)	$—	$(2.37)
8/31/2007	$18.64	$0.14	$2.49	$2.63	$(0.07)	$(1.31)	$—	$(1.38)
8/31/2006	$17.52	$0.08	$1.16	$1.24	$(0.12)	$—	$—	$(0.12)
8/31/2005	$14.46	$0.13	$2.98	$3.11	$(0.05)	$—	$—	$(0.05)
8/31/2004	$12.92	$0.05	$1.53	$1.58	$(0.04)	$—	$—	$(0.04)
Trust Class
2/28/2009 (Unaudited)	$13.02	$0.02	$(5.44)	$(5.42)	$(0.05)	$(1.01)	$—	$(1.06)
8/31/2008	$15.64	$0.06	$(0.82)	$(0.76)	$(0.10)	$(1.76)	$—	$(1.86)
8/31/2007	$14.66	$0.07	$1.98	$2.05	$(0.04)	$(1.03)	$—	$(1.07)
8/31/2006	$13.79	$0.04	$0.91	$0.95	$(0.08)	$—	$—	$(0.08)
8/31/2005	$11.39	$0.08	$2.35	$2.43	$(0.03)	$—	$—	$(0.03)
8/31/2004	$10.18	$0.02	$1.21	$1.23	$(0.02)	$—	$—	$(0.02)
Advisor Class
2/28/2009 (Unaudited)	$14.65	$0.01	$(6.13)	$(6.12)	$(0.00)	$(1.14)	$—	$(1.14)
8/31/2008	$17.55	$(0.01)	$(0.92)	$(0.93)	$—	$(1.97)	$—	$(1.97)
8/31/2007	$16.48	$0.01	$2.22	$2.23	$—	$(1.16)	$—	$(1.16)
8/31/2006	$15.49	$(0.02)	$1.01	$0.99	$—	$—	$—	$—
8/31/2005	$12.83	$(0.04)	$2.70	$2.66	$—	$—	$—	$—
8/31/2004	$11.48	$(0.01)	$1.36	$1.35	$—	$—	$—	$—

See Notes to Financial Highlights 171

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Institutional Class
2/28/2009 (Unaudited)	$—	$25.37	(43.85	%)**	$2,480.5	.85%*	.85	%‡*	.20%*	5%**
8/31/2008	$—	$48.09	10.48%		$4,781.4	.84%	.84	%‡	(.03%)	18%##
8/31/2007	$—	$51.52	17.73%		$3,307.5	.85%	.84	%‡	.65%@@	25%
8/31/2006	$—	$47.95	5.05%		$2,625.7	.85%	.85	%‡§	.03%	19%
8/31/2005	$—	$46.66	29.95%		$1,788.7	.85%	.85	%‡§	(.06%)	11%
8/31/2004	$—	$36.98	15.62%		$912.4	.85%	.85	%‡	(.17%)	23%
Guardian Fund
Investor Class
2/28/2009 (Unaudited)	$—	$8.33	(42.21	%)**	$678.0	.95%*	.95	%‡*	.72%*	18%**
8/31/2008	$—	$16.58	(5.38%)		$1,252.9	.89%	.88	%‡	.59%	42%
8/31/2007	$—	$19.89	14.48%		$1,441.6	.88%	.87	%‡	.69%	20%
8/31/2006	$—	$18.64	7.09%		$1,417.0	.89%	.88	%‡	.47%	34%
8/31/2005	$—	$17.52	21.52%		$1,415.2	.90%	.90	%‡	.83%	20%
8/31/2004	$—	$14.46	12.24%		$1,300.6	.91%	.90	%‡	.35%	25%
Trust Class
2/28/2009 (Unaudited)	$—	$6.54	(42.26	%)**	$54.7	1.13%*	1.13	%‡*	.54%*	18%**
8/31/2008	$—	$13.02	(5.52%)		$103.6	1.07%	1.06	%‡	.41%	42%
8/31/2007	$—	$15.64	14.30%		$122.7	1.05%	1.05	%‡	.47%	20%
8/31/2006	$—	$14.66	6.90%		$160.5	1.05%	1.04	%‡	.31%	34%
8/31/2005	$—	$13.79	21.33%		$180.0	1.05%	1.04	%‡	.64%	20%
8/31/2004	$—	$11.39	12.09%		$282.7	1.04%	1.04	%‡	.21%	25%
Advisor Class
2/28/2009 (Unaudited)	$—	$7.39	(42.38	%)**	$0.4	1.50%	1.50	%‡*	.16%*	18%**
8/31/2008	$—	$14.65	(5.96%)		$0.9	1.50%	1.50	%‡	(.04%)	42%
8/31/2007	$—	$17.55	13.82%		$1.1	1.50%	1.50	%‡	.04%	20%
8/31/2006	$—	$16.48	6.39%		$1.3	1.50%	1.49	%‡	(.12%)	34%
8/31/2005	$—	$15.49	20.73%		$0.6	1.50%	1.50	%‡	(.28%)	20%
8/31/2004	$—	$12.83	11.76%		$6.7	1.31%	1.30	%‡	(.09%)	25%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
International Fund
Investor Class
2/28/2009 (Unaudited)	$17.64	$0.03	$(7.83)	$(7.80)	$(0.36)	$—	$—	$(0.36)
8/31/2008	$25.68	$0.38	$(4.26)	$(3.88)	$(0.80)	$(3.36)	$—	$(4.16)
8/31/2007	$24.23	$0.26	$3.81	$4.07	$(0.29)	$(2.33)	$—	$(2.62)
8/31/2006	$21.01	$0.28	$3.81	$4.09	$(0.13)	$(0.75)	$—	$(0.88)
8/31/2005	$15.42	$0.15	$5.54	$5.69	$(0.11)	$—	$—	$(0.11)
8/31/2004	$11.58	$0.10	$3.89	$3.99	$(0.16)	$—	$—	$(0.16)
Trust Class
2/28/2009 (Unaudited)	$19.43	$0.02	$(8.62)	$(8.60)	$(0.33)	$—	$—	$(0.33)
8/31/2008	$28.18	$0.39	$(4.69)	$(4.30)	$(0.77)	$(3.68)	$—	$(4.45)
8/31/2007	$26.52	$0.27	$4.16	$4.43	$(0.24)	$(2.53)	$—	$(2.77)
8/31/2006	$22.93	$0.31	$4.16	$4.47	$(0.08)	$(0.81)	$—	$(0.89)
8/31/2005	$16.80	$0.14	$6.04	$6.18	$(0.06)	$—	$—	$(0.06)
8/31/2004	$12.60	$0.03	$4.27	$4.30	$(0.11)	$—	$—	$(0.11)
International Institutional Fund
Institutional Class
2/28/2009 (Unaudited)	$9.84	$0.03	$(4.41)	$(4.38)	$(0.27)	$—	$—	$(0.27)
8/31/2008	$14.44	$0.28	$(2.42)	$(2.14)	$(0.50)	$(1.96)	$—	$(2.46)
8/31/2007	$12.69	$0.20	$2.04	$2.24	$(0.18)	$(0.31)	$—	$(0.49)
8/31/2006	$10.95	$0.22	$1.60	$1.82	$(0.03)	$(0.05)	$—	$(0.08)
Period from 6/17/2005^ to 8/31/2005	$10.00	$0.00	$0.95	$0.95	$—	$—	$—	$—
International Large Cap Fund
Trust Class
2/28/2009 (Unaudited)	$10.12	$0.02	$(4.36)	$(4.34)	$(0.22)	$—	$—	$(0.22)
8/31/2008	$12.09	$0.24	$(1.63)	$(1.39)	$(0.18)	$(0.40)	$—	$(0.58)
8/31/2007	$10.19	$0.17	$1.79	$1.96	$(0.05)	$(0.01)	$—	$(0.06)
Period from 8/1/2006^ to 8/31/2006	$10.00	$0.01	$0.18	$0.19	$—	$—	$—	$—

See Notes to Financial Highlights 173

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
International Fund
Investor Class
2/28/2009 (Unaudited)	$0.00	$9.48	(44.44	%)**	$158.5	1.40%*	1.40	%‡*	.46%*	44%**
8/31/2008	$0.00	$17.64	(17.11%)		$405.2	1.26%	1.25	%‡	1.80%	53%
8/31/2007	$0.00	$25.68	17.44%		$690.6	1.25%	1.23	%‡	1.02%	42%
8/31/2006	$0.01	$24.23	20.07%		$921.4	1.26%	1.25	%‡§	1.19%	48%
8/31/2005	$0.01	$21.01	37.08%		$455.5	1.40%	1.39	%‡	.82%	38%
8/31/2004	$0.01	$15.42	34.73%		$162.1	1.57%	1.57	%‡§	.68%	72%
Trust Class
2/28/2009 (Unaudited)	$0.00	$10.50	(44.44	%)**	$174.4	1.48%*	1.47	%‡*	.38%*	44%**
8/31/2008	$0.00	$19.43	(17.21%)		$417.7	1.36%	1.35	%‡	1.64%	53%
8/31/2007	$0.00	$28.18	17.34%		$824.3	1.34%	1.33	%‡	.96%	42%
8/31/2006	$0.01	$26.52	20.02%		$870.9	1.33%	1.32	%‡§	1.21%	48%
8/31/2005	$0.01	$22.93	36.89%		$233.2	1.50%	1.48	%‡	.70%	38%
8/31/2004	$0.01	$16.80	34.31%		$16.7	1.93%	1.93	%‡§	.17%	72%
International Institutional Fund
Institutional Class
2/28/2009 (Unaudited)	$0.00	$5.19	(44.80	%)**	$171.0	.82%*	.82	%^^*	1.06%*	61%**
8/31/2008	$0.00	$9.84	(16.90%)		$411.5	.81%	.80	%^^	2.32%	58%
8/31/2007	$0.00	$14.44	17.97%		$574.3	.83%	.83	%^^	1.44%	59%
8/31/2006	$0.00	$12.69	16.68%		$627.6	.85%	.85	%^^	1.78%	45%
Period from 6/17/2005^ to 8/31/2005	$—	$10.95	9.50	%**	$42.2	.85%*	.85	%^^*	.14%*	14%**
International Large Cap Fund
Trust Class
2/28/2009 (Unaudited)	$0.00	$5.56	(43.10	%)**	$18.2	1.27%*	1.27	%‡*	.66%*	47%**
8/31/2008	$0.00	$10.12	(11.95%)		$51.5	1.28%	1.27	%‡	2.07%	97%
8/31/2007	$0.00	$12.09	19.24%		$54.2	1.25%	1.24	%‡	1.42%	23%
Period from 8/1/2006^ to 8/31/2006	$—	$10.19	1.90	%**	$6.2	1.25%*	1.25	%‡*	1.32%*	6%**

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Institutional Class
2/28/2009 (Unaudited)	$10.15	$0.03	$(4.35)	$(4.32)	$(0.27)	$—	$—	$(0.27)
8/31/2008	$12.11	$0.29	$(1.63)	$(1.34)	$(0.22)	$(0.40)	$—	$(0.62)
Period from 10/6/2006^ to 8/31/2007	$10.19	$0.19	$1.80	$1.99	$(0.06)	$(0.01)	$—	$(0.07)
Class A
2/28/2009 (Unaudited)	$10.12	$0.02	$(4.35)	$(4.33)	$(0.25)	$—	$—	$(0.25)
Period from 12/20/2007^ to 8/31/2008	$11.30	$0.08	$(1.26)	$(1.18)	$—	$—	$—	$—
Class C
2/28/2009 (Unaudited)	$10.06	$(0.00)	$(4.33)	$(4.33)	$(0.19)	$—	$—	$(0.19)
Period from 12/20/2007^ to 8/31/2008	$11.30	$0.16	$(1.40)	$(1.24)	$—	$—	$—	$—
Large Cap Disciplined Growth Fund
Institutional Class
2/28/2009 (Unaudited)	$9.06	$0.03	$(3.27)	$(3.24)	$(0.01)	$—	$—	$(0.01)
Period from 12/20/2007^ to 8/31/2008	$10.00	$0.05	$(0.99)	$(0.94)	$—	$—	$—	$—
Class A
2/28/2009 (Unaudited)	$9.03	$0.02	$(3.26)	$(3.24)	$(0.01)	$—	$—	$(0.01)
Period from 12/20/2007^ to 8/31/2008	$10.00	$0.02	$(0.99)	$(0.97)	$—	$—	$—	$—
Class C
2/28/2009 (Unaudited)	$8.99	$(0.00)	$(3.25)	$(3.25)	$(0.01)	$—	$—	$(0.01)
Period from 12/20/2007^ to 8/31/2008	$10.00	$(0.03)	$(0.98)	$(1.01)	$—	$—	$—	$—

See Notes to Financial Highlights 175

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Institutional Class
2/28/2009 (Unaudited)	$0.00	$5.56	(42.90	%)**	$60.6	.92	%*	.92	%‡*	.98	%*	47	%**
8/31/2008	$0.00	$10.15	(11.60%)		$114.4	.93%		.92	%‡	2.59%		97%
Period from 10/6/2006^ to 8/31/2007	$0.00	$12.11	19.56	%**	$111.0	.90	%*	.89	%‡*	1.80	%*	23	%Ø
Class A
2/28/2009 (Unaudited)	$0.00	$5.54	(43.08	%)**	$1.3	1.32	%*	1.32	%‡*	.58	%*	47	%**
Period from 12/20/2007^ to 8/31/2008	$0.00	$10.12	(10.44	%)**	$2.2	1.34	%*	1.34	%‡*	1.15	%*	97	%Ø
Class C
2/28/2009 (Unaudited)	$0.00	$5.54	(43.22	%)**	$0.1	2.02	%*	2.02	%‡*	(.12	%)*	47	%**
Period from 12/20/2007^ to 8/31/2008	$0.00	$10.06	(10.97	%)**	$0.1	2.04	%*	2.03	%‡*	2.05	%*	97	%Ø
Large Cap Disciplined Growth Fund
Institutional Class
2/28/2009 (Unaudited)	$—	$5.81	(35.73	%)**	$2.1	.76	%*	.76	%‡*	.92	%*	60	%**
Period from 12/20/2007^ to 8/31/2008	$—	$9.06	(9.40	%)**	$3.3	.77	%*	.76	%‡*	.77	%*	66	%**
Class A
2/28/2009 (Unaudited)	$—	$5.78	(35.84	%)**	$24.1	1.21	%*	1.21	%‡*	.63	%*	60	%**
Period from 12/20/2007^ to 8/31/2008	$—	$9.03	(9.70	%)**	$7.4	1.23	%*	1.21	%‡*	.24	%*	66	%**
Class C
2/28/2009 (Unaudited)	$—	$5.73	(36.12	%)**	$12.1	1.96	%*	1.96	%‡*	(.15	%)*	60	%**
Period from 12/20/2007^ to 8/31/2008	$—	$8.99	(10.10	%)**	$8.0	1.97	%*	1.95	%‡*	(.48	%)*	66	%**

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Mid Cap Growth Fund
Investor Class
2/28/2009 (Unaudited)	$9.53	$(0.02)	$(3.78)	$(3.80)	$—	$—	$—	$—
8/31/2008	$10.54	$(0.05)	$(0.96)	$(1.01)	$—	$—	$—	$—
8/31/2007	$8.17	$(0.03)	$2.40	$2.37	$—	$—	$—	$—
8/31/2006	$7.45	$(0.03)	$0.75	$0.72	$—	$—	$—	$—
8/31/2005	$5.86	$(0.04)	$1.63	$1.59	$—	$—	$—	$—
8/31/2004	$5.58	$(0.04)	$0.32	$0.28	$—	$—	$—	$—
Trust Class
2/28/2009 (Unaudited)	$14.54	$(0.04)	$(5.77)	$(5.81)	$—	$—	$—	$—
8/31/2008	$16.11	$(0.11)	$(1.46)	$(1.57)	$—	$—	$—	$—
8/31/2007	$12.53	$(0.09)	$3.67	$3.58	$—	$—	$—	$—
8/31/2006	$11.46	$(0.08)	$1.15	$1.07	$—	$—	$—	$—
8/31/2005	$9.04	$(0.09)	$2.51	$2.42	$—	$—	$—	$—
8/31/2004	$8.62	$(0.07)	$0.49	$0.42	$—	$—	$—	$—
Advisor Class
2/28/2009 (Unaudited)	$14.98	$(0.05)	$(5.94)	$(5.99)	$—	$—	$—	$—
8/31/2008	$16.64	$(0.16)	$(1.50)	$(1.66)	$—	$—	$—	$—
8/31/2007	$12.96	$(0.12)	$3.80	$3.68	$—	$—	$—	$—
8/31/2006	$11.88	$(0.10)	$1.18	$1.08	$—	$—	$—	$—
8/31/2005	$9.40	$(0.11)	$2.59	$2.48	$—	$—	$—	$—
8/31/2004	$9.00	$(0.10)	$0.50	$0.40	$—	$—	$—	$—
Institutional Class
2/28/2009 (Unaudited)	$9.57	$(0.00)	$(3.80)	$(3.80)	$—	$—	$—	$—
8/31/2008	$10.55	$(0.02)	$(0.96)	$(0.98)	$—	$—	$—	$—
Period from 4/29/2007^ to 8/31/2007	$9.97	$(0.01)	$0.59	$0.58	$—	$—	$—	$—
Partners Fund
Investor Class
2/28/2009 (Unaudited)	$28.90	$0.08	$(15.49)	$(15.41)	$(0.09)	$(0.25)	$—	$(0.34)
8/31/2008	$32.10	$0.13	$(2.01)	$(1.88)	$(0.12)	$(1.20)	$—	$(1.32)
8/31/2007	$28.71	$0.14	$3.96	$4.10	$(0.20)	$(0.51)	$—	$(0.71)
8/31/2006	$28.62	$0.24	$1.43	$1.67	$(0.27)	$(1.31)	$—	$(1.58)
8/31/2005	$21.41	$0.21	$7.17	$7.38	$(0.17)	$—	$—	$(0.17)
8/31/2004	$19.22	$0.16	$2.04	$2.20	$(0.01)	$—	$—	$(0.01)

See Notes to Financial Highlights 177

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Growth Fund
Investor Class
2/28/2009 (Unaudited)	$—	$5.73	(39.87	%)**	$226.8	1.08%*	1.08	%‡*	(.46%)*	35	%**
8/31/2008	$—	$9.53	(9.58%)		$396.7	1.01%	1.01	%‡	(.49%)	70%
8/31/2007	$—	$10.54	29.01%		$446.3	1.03%	1.02	%‡	(.33%)	49%
8/31/2006	$—	$8.17	9.66%		$356.7	1.05%	1.04	%‡	(.36%)	45%
8/31/2005	$—	$7.45	27.13%		$342.2	1.07%	1.06	%‡	(.65%)	65%
8/31/2004	$—	$5.86	5.02%		$306.2	1.09%	1.06	%‡	(.63%)	102%
Trust Class
2/28/2009 (Unaudited)	$—	$8.73	(39.96	%)**	$8.0	1.32%*	1.32	%‡*	(.70%)*	35	%**
8/31/2008	$—	$14.54	(9.75%)		$11.7	1.25%	1.25	%‡	(.73%)	70%
8/31/2007	$—	$16.11	28.57%		$13.4	1.31%	1.30	%‡	(.63%)	49%
8/31/2006	$—	$12.53	9.34%		$6.6	1.33%	1.32	%‡	(.65%)	45%
8/31/2005	$—	$11.46	26.77%		$7.6	1.27%	1.26	%‡	(.85%)	65%
8/31/2004	$—	$9.04	4.87%		$9.5	1.21%	1.19	%‡	(.77%)	102%
Advisor Class
2/28/2009 (Unaudited)	$—	$8.99	(39.99	%)**	$2.4	1.50%*	1.50	%‡*	(.87%)*	35	%**
8/31/2008	$—	$14.98	(9.98%)		$3.2	1.50%	1.49	%‡	(.98%)	70%
8/31/2007	$—	$16.64	28.40%		$1.5	1.50%	1.49	%‡	(.80%)	49%
8/31/2006	$—	$12.96	9.09%		$0.8	1.50%	1.49	%‡	(.80%)	45%
8/31/2005	$—	$11.88	26.38%		$1.1	1.50%	1.49	%‡	(1.08%)	65%
8/31/2004	$—	$9.40	4.44%		$2.1	1.50%	1.48	%‡	(1.05%)	102%
Institutional Class
2/28/2009 (Unaudited)	$—	$5.77	(39.71	%)**	$59.6	.75%*	.75	%‡*	(.13%)*	35	%**
8/31/2008	$—	$9.57	(9.29%)		$51.1	.75%	.75	%‡	(.22%)	70%
Period from 4/29/2007^ to 8/31/2007	$—	$10.55	5.82	%**	$18.1	.75%*	.74	%‡*	(.25%)*	49	%Ø
Partners Fund
Investor Class
2/28/2009 (Unaudited)	$—	$13.15	(53.44	%)**	$847.3	.90%*	.90	%‡*	.98%*	16	%**
8/31/2008	$—	$28.90	(6.22%)		$2,193.1	.81%	.80	%‡	.42%	41%
8/31/2007	$—	$32.10	14.33%		$2,267.6	.81%	.80	%‡	.44%	47%
8/31/2006	$—	$28.71	5.87%		$2,106.7	.82%	.82	%‡	.84%	33%
8/31/2005	$—	$28.62	34.59%		$1,826.9	.86%	.85	%‡	.83%	61%
8/31/2004	$—	$21.41	11.43%		$1,280.8	.88%	.87	%‡	.76%	67%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Trust Class
2/28/2009 (Unaudited)	$22.25	$0.05	$(11.92)	$(11.87)	$(0.06)	$(0.19)	$—	$(0.25)
8/31/2008	$24.75	$0.06	$(1.56)	$(1.50)	$(0.08)	$(0.92)	$—	$(1.00)
8/31/2007	$22.14	$0.06	$3.05	$3.11	$(0.11)	$(0.39)	$—	$(0.50)
8/31/2006	$22.02	$0.15	$1.11	$1.26	$(0.13)	$(1.01)	$—	$(1.14)
8/31/2005	$16.48	$0.13	$5.51	$5.64	$(0.10)	$—	$—	$(0.10)
8/31/2004	$14.81	$0.10	$1.57	$1.67	$—	$—	$—	$—
Advisor Class
2/28/2009 (Unaudited)	$19.27	$0.04	$(10.33)	$(10.29)	$(0.05)	$(0.17)	$—	$(0.22)
8/31/2008	$21.45	$0.02	$(1.35)	$(1.33)	$(0.05)	$(0.80)	$—	$(0.85)
8/31/2007	$19.18	$0.02	$2.65	$2.67	$(0.06)	$(0.34)	$—	$(0.40)
8/31/2006	$19.01	$0.10	$0.94	$1.04	$(0.01)	$(0.86)	$—	$(0.87)
8/31/2005	$14.23	$0.07	$4.77	$4.84	$(0.06)	$—	$—	$(0.06)
8/31/2004	$12.82	$0.03	$1.38	$1.41	$—	$—	$—	$—
Institutional Class
2/28/2009 (Unaudited)	$29.06	$0.10	$(15.58)	$(15.48)	$(0.12)	$(0.25)	$—	$(0.37)
8/31/2008	$32.28	$0.19	$(2.04)	$(1.85)	$(0.17)	$(1.20)	$—	$(1.37)
8/31/2007	$28.72	$0.19	$3.96	$4.15	$(0.08)	$(0.51)	$—	$(0.59)
Period from 6/7/2006^ to 8/31/2006	$28.12	$0.19	$0.41	$0.60	$—	$—	$—	$—
Real Estate Fund
Trust Class
2/28/2009 (Unaudited)	$10.65	$0.21	$(6.03)	$(5.82)	$(0.15)	$—	$—	$(0.15)
8/31/2008	$14.21	$0.22	$(1.04)	$(0.82)	$(0.19)	$(2.39)	$(0.16)	$(2.74)
8/31/2007	$15.69	$0.17	$(0.09)	$0.08	$(0.19)	$(1.37)	$—	$(1.56)
8/31/2006	$14.73	$0.20	$3.39	$3.59	$(0.27)	$(2.36)	$—	$(2.63)
8/31/2005	$14.13	$0.19	$3.28	$3.47	$(0.23)	$(2.64)	$—	$(2.87)
8/31/2004	$11.49	$0.26	$3.17	$3.43	$(0.28)	$(0.52)	$—	$(0.80)
Institutional Class
2/28/2009 (Unaudited)	$10.66	$0.20	$(6.02)	$(5.82)	$(0.15)	$—	$—	$(0.15)
Period from 6/4/2008^ to 8/31/2008	$10.88	$0.07	$(0.22)	$(0.15)	$(0.04)	$—	$(0.03)	$(0.07)

See Notes to Financial Highlights 179

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Trust Class
2/28/2009 (Unaudited)	$—	$10.13	(53.44	%)**	$405.7	1.05%*	1.05	%‡*	.83%*	16	%**
8/31/2008	$—	$22.25	(6.40%)		$1,004.0	.99%	.99	%‡	.23%	41%
8/31/2007	$—	$24.75	14.09%		$1,171.5	1.00%	.99	%‡	.26%	47%
8/31/2006	$—	$22.14	5.70%		$970.5	1.00%	.99	%‡	.66%	33%
8/31/2005	$—	$22.02	34.34%		$532.8	1.03%	1.02	%‡	.66%	61%
8/31/2004	$—	$16.48	11.28%		$283.8	1.04%	1.02	%‡	.60%	67%
Advisor Class
2/28/2009 (Unaudited)	$—	$8.76	(53.51	%)**	$244.7	1.21%*	1.21	%‡*	.67%*	16	%**
8/31/2008	$—	$19.27	(6.56%)		$559.0	1.15%	1.14	%‡	.08%	41%
8/31/2007	$—	$21.45	13.94%		$599.0	1.15%	1.14	%‡	.11%	47%
8/31/2006	$—	$19.18	5.56%		$605.0	1.15%	1.14	%‡	.52%	33%
8/31/2005	$—	$19.01	34.04%		$85.6	1.25%	1.23	%‡	.40%	61%
8/31/2004	$—	$14.23	11.00%		$13.7	1.26%	1.24	%‡	.25%	67%
Institutional Class
2/28/2009 (Unaudited)	$—	$13.21	(53.38	%)**	$89.7	.70%*	.70	%‡*	1.16%*	16	%**
8/31/2008	$—	$29.06	(6.08%)		$168.1	.66%	.65	%‡	.59%	41%
8/31/2007	$—	$32.28	14.49%		$133.5	.66%	.65	%‡	.59%	47%
Period from 6/7/2006^ to 8/31/2006	$—	$28.72	2.13	%**	$130.5	.70%*	.69	%‡*	2.85%*	33	%Ø
Real Estate Fund
Trust Class
2/28/2009 (Unaudited)	$0.00	$4.68	(55.23	%)**	$32.3	.99%*	.99	%‡*	5.97%*	109	%**
8/31/2008	$0.00	$10.65	(5.32%)		$53.0	1.00%	.97	%‡	1.93%	187%
8/31/2007	$0.00	$14.21	(.43%)		$110.4	.99%	.97	%‡	1.06%	99%
8/31/2006	$0.00	$15.69	28.50%		$86.7	1.11%	1.09	%‡	1.39%	97%
8/31/2005	$0.00	$14.73	27.06%		$46.8	1.50%	1.48	%‡	1.40%	129%
8/31/2004	$0.01	$14.13	31.03%		$40.1	1.50%	1.47	%‡	2.05%	148%
Institutional Class
2/28/2009 (Unaudited)	$0.00	$4.69	(55.15	%)**	$0.3	.85%*	.85	%‡*	5.25%*	109	%**
Period from 6/4/2008^ to 8/31/2008	$0.00	$10.66	(1.31	%)**	$1.7	.87%*	.86	%‡*	2.76%*	187	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Regency Fund
Investor Class
2/28/2009 (Unaudited)	$15.02	$0.04	$(7.69)	$(7.65)	$—	$(0.55)	$—	$(0.55)
8/31/2008	$18.65	$0.07	$(1.75)	$(1.68)	$(0.14)	$(1.81)	$—	$(1.95)
8/31/2007	$16.52	$0.13	$2.19	$2.32	$(0.10)	$(0.09)	$—	$(0.19)
8/31/2006	$17.37	$0.13	$0.39	$0.52	$(0.06)	$(1.31)	$—	$(1.37)
8/31/2005	$14.44	$0.01	$4.08 §§	$4.09	$—	$(1.16)	$—	$(1.16)
8/31/2004	$12.14	$(0.03)	$2.33	$2.30	$—	$—	$—	$—
Trust Class
2/28/2009 (Unaudited)	$13.09	$0.04	$(6.70)	$(6.66)	$—	$(0.48)	$—	$(0.48)
8/31/2008	$16.26	$0.04	$(1.52)	$(1.48)	$(0.11)	$(1.58)	$—	$(1.69)
8/31/2007	$14.41	$0.08	$1.91	$1.99	$(0.06)	$(0.08)	$—	$(0.14)
8/31/2006	$15.13	$0.09	$0.34	$0.43	$(0.02)	$(1.13)	$—	$(1.15)
8/31/2005	$12.61	$(0.01)	$3.56 §§	$3.55	$—	$(1.03)	$—	$(1.03)
8/31/2004	$10.61	$(0.03)	$2.03	$2.00	$—	$—	$—	$—
Select Equities Fund
Institutional Class
2/28/2009 (Unaudited)	$9.20	$0.04	$(2.58)	$(2.54)	$(0.03)	$—	$—	$(0.03)
Period from 12/20/2007^ to 8/31/2008	$10.00	$0.08	$(0.88)	$(0.80)	$—	$—	$—	$—
Class A
2/28/2009 (Unaudited)	$9.18	$0.01	$(2.52)	$(2.51)	$(0.03)	$—	$—	$(0.03)
Period from 12/20/2007^ to 8/31/2008	$10.00	$0.04	$(0.86)	$(0.82)	$—	$—	$—	$—
Class C
2/28/2009 (Unaudited)	$9.12	$(0.01)	$(2.50)	$(2.51)	$(0.03)	$—	$—	$(0.03)
Period from 12/20/2007^ to 8/31/2008	$10.00	$(0.01)	$(0.87)	$(0.88)	$—	$—	$—	$—
Small and Mid Cap Growth Fund
Trust Class
2/28/2009 (Unaudited)	$10.55	$(0.03)	$(4.22)	$(4.25)	$—	$(0.03)	$—	$(0.03)
8/31/2008	$12.60	$(0.08)	$(1.11)	$(1.19)	$—	$(0.86)	$—	$(0.86)
Period from 9/5/2006^ to 8/31/2007	$10.00	$(0.04)	$2.70	$2.66	$(0.06)	$—	$—	$(0.06)

See Notes to Financial Highlights 181

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Regency Fund
Investor Class
2/28/2009 (Unaudited)	$—	$6.82	(51.35	%)**	$29.8	1.40%*	1.40	%‡*	.85%*	28%**
8/31/2008	$—	$15.02	(9.93%)		$79.1	1.13%	1.11	%‡	.43%	60%
8/31/2007	$—	$18.65	14.10%		$99.9	1.09%	1.08	%‡	.72%	80%
8/31/2006	$—	$16.52	2.94%		$111.1	1.12%	1.11	%‡	.75%	52%
8/31/2005	$—	$17.37	29.26%		$107.9	1.21%	1.20	%‡§	.09%	91%
8/31/2004	$—	$14.44	18.95%		$33.5	1.50%	1.49	%‡§	(.22%)	62%
Trust Class
2/28/2009 (Unaudited)	$—	$5.95	(51.31	%)**	$27.9	1.25%*	1.25	%‡*	1.03%*	28%**
8/31/2008	$—	$13.09	(10.03%)		$52.8	1.26%	1.24	%‡	.30%	60%
8/31/2007	$—	$16.26	13.84%		$55.6	1.25%	1.24	%‡	.51%	80%
8/31/2006	$—	$14.41	2.81%		$64.2	1.25%	1.24	%‡	.61%	52%
8/31/2005	$—	$15.13	29.13%		$36.1	1.38%	1.37	%‡	(.10%)	91%
8/31/2004	$—	$12.61	18.85%		$19.8	1.50%	1.49	%‡	(.22%)	62%
Select Equities Fund
Institutional Class
2/28/2009 (Unaudited)	$—	$6.63	(27.64	%)**	$0.4	.78%*	.78	%‡*	.90%*	63%**
Period from 12/20/2007^ to 8/31/2008	$—	$9.20	(8.00	%)**	$2.3	.76%*	.76	%‡*	1.17%*	53%**
Class A
2/28/2009 (Unaudited)	$—	$6.64	(27.37	%)**	$18.1	1.21%*	1.21	%‡*	.35%*	63%**
Period from 12/20/2007^ to 8/31/2008	$—	$9.18	(8.20	%)**	$4.9	1.24%*	1.24	%‡*	.63%*	53%**
Class C
2/28/2009 (Unaudited)	$—	$6.58	(27.55	%)**	$2.4	1.97%*	1.97	%‡*	(.37%)*	63%**
Period from 12/20/2007^ to 8/31/2008	$—	$9.12	(8.80	%)**	$0.8	1.99%*	1.98	%‡*	(.08%)*	53%**
Small and Mid Cap Growth Fund
Trust Class
2/28/2009 (Unaudited)	$—	$6.27	(40.34	%)**	$4.6	1.11%*	1.11	%‡*	(.68%)*	79%**
8/31/2008	$—	$10.55	(10.05%)		$7.7	1.11%	1.09	%‡	(.67%)	135%
Period from 9/5/2006^ to 8/31/2007	$—	$12.60	26.65	%**	$8.5	1.10%*	1.08	%‡*	(.34%)*	110%**

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Small Cap Growth Fund
Investor Class
2/28/2009 (Unaudited)	$17.92	$(0.06)	$(8.12)	$(8.18)	$—	$—	$—	$—
8/31/2008	$19.15	$(0.18)	$(1.05)	$(1.23)	$—	$—	$—	$—
8/31/2007	$15.01	$(0.18)	$4.32	$4.14	$—	$—	$—	$—
8/31/2006	$14.19	$(0.19)	$1.01	$0.82	$—	$—	$—	$—
8/31/2005	$10.71	$(0.19)	$3.67	$3.48	$—	$—	$—	$—
8/31/2004	$10.88	$(0.14)	$(0.03)	$(0.17)	$—	$—	$—	$—
Trust Class
2/28/2009 (Unaudited)	$19.67	$(0.08)	$(8.90)	$(8.98)	$—	$—	$—	$—
8/31/2008	$21.05	$(0.21)	$(1.17)	$(1.38)	$—	$—	$—	$—
8/31/2007	$16.52	$(0.21)	$4.74	$4.53	$—	$—	$—	$—
8/31/2006	$15.62	$(0.22)	$1.12	$0.90	$—	$—	$—	$—
8/31/2005	$11.78	$(0.21)	$4.05	$3.84	$—	$—	$—	$—
8/31/2004	$11.98	$(0.15)	$(0.05)	$(0.20)	$—	$—	$—	$—
Advisor Class
2/28/2009 (Unaudited)	$13.13	$(0.06)	$(5.94)	$(6.00)	$—	$—	$—	$—
8/31/2008	$14.08	$(0.17)	$(0.78)	$(0.95)	$—	$—	$—	$—
8/31/2007	$11.07	$(0.17)	$3.18	$3.01	$—	$—	$—	$—
8/31/2006	$10.49	$(0.16)	$0.74	$0.58	$—	$—	$—	$—
8/31/2005	$7.92	$(0.15)	$2.72	$2.57	$—	$—	$—	$—
8/31/2004	$8.04	$(0.11)	$(0.01)	$(0.12)	$—	$—	$—	$—
Institutional Class
2/28/2009 (Unaudited)	$17.95	$(0.04)	$(8.13)	$(8.17)	$—	$—	$—	$—
Period from 4/1/2008^ to 8/31/2008	$17.64	$(0.04)	$0.35	$0.31	$—	$—	$—	$—
Socially Responsive Fund
Investor Class
2/28/2009 (Unaudited)	$24.51	$0.04	$(10.30)	$(10.26)	$(0.09)	$(0.25)	$—	$(0.34)
8/31/2008	$27.20	$0.15	$(1.85)	$(1.70)	$(0.13)	$(0.86)	$—	$(0.99)
8/31/2007	$23.88	$0.18	$3.42	$3.60	$(0.04)	$(0.24)	$—	$(0.28)
8/31/2006	$22.91	$0.09	$1.73	$1.82	$(0.14)	$(0.71)	$—	$(0.85)
8/31/2005	$19.48	$0.18	$3.79	$3.97	$(0.03)	$(0.51)	$—	$(0.54)
8/31/2004	$18.55	$0.04	$1.81	$1.85	$(0.05)	$(0.87)	$—	$(0.92)

See Notes to Financial Highlights 183

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Small Cap Growth Fund
Investor Class
2/28/2009 (Unaudited)	$—	$9.74	(45.65	%)**	$143.9	1.30%*	1.30	%‡*	(1.01%)*	142	%**
8/31/2008	$—	$17.92	(6.42%)		$239.9	1.31%	1.29	%‡	(.93%)	185%
8/31/2007	$—	$19.15	27.58%		$58.1	1.30%	1.27	%‡	(1.01%)	153%
8/31/2006	$—	$15.01	5.78%		$46.9	1.60%	1.57	%‡	(1.21%)	142%
8/31/2005	$—	$14.19	32.49%		$45.0	1.75%	1.71	%‡	(1.47%)	204%
8/31/2004	$—	$10.71	(1.56%)		$43.3	1.75%	1.71	%‡	(1.20%)	146%
Trust Class
2/28/2009 (Unaudited)	$—	$10.69	(45.65	%)**	$19.3	1.40%*	1.40	%‡*	(1.12%)*	142	%**
8/31/2008	$—	$19.67	(6.56%)		$42.3	1.41%	1.39	%‡	(1.04%)	185%
8/31/2007	$—	$21.05	27.42%		$8.5	1.40%	1.38	%‡	(1.08%)	153%
8/31/2006	$—	$16.52	5.76%		$2.5	1.66%	1.63	%‡	(1.26%)	142%
8/31/2005	$—	$15.62	32.60%		$2.7	1.75%	1.71	%‡	(1.48%)	204%
8/31/2004	$—	$11.78	(1.67%)		$2.7	1.75%	1.70	%‡	(1.20%)	146%
Advisor Class
2/28/2009 (Unaudited)	$—	$7.13	(45.70	%)**	$8.3	1.60%*	1.60	%‡*	(1.31%)*	142	%**
8/31/2008	$—	$13.13	(6.75%)		$13.6	1.61%	1.59	%‡	(1.23%)	185%
8/31/2007	$—	$14.08	27.19%		$4.3	1.60%	1.57	%‡	(1.30%)	153%
8/31/2006	$—	$11.07	5.53%		$2.2	1.77%	1.74	%‡	(1.36%)	142%
8/31/2005	$—	$10.49	32.45%		$1.0	1.90%	1.86	%‡	(1.62%)	204%
8/31/2004	$—	$7.92	(1.49%)		$0.5	1.90%	1.86	%‡	(1.36%)	146%
Institutional Class
2/28/2009 (Unaudited)	$—	$9.78	(45.52	%)**	$4.4	.90%*	.90	%‡*	(.59%)*	142	%**
Period from 4/1/2008^ to 8/31/2008	$—	$17.95	1.76	%**	$4.3	.91%*	.90	%‡*	(.55%)*	185	%Ø
Socially Responsive Fund
Investor Class
2/28/2009 (Unaudited)	$—	$13.91	(41.98	%)**	$437.6	.93%*	.93	%*	.52%*	19	%**
8/31/2008	$—	$24.51	(6.49%)		$804.0	.90%	.89%		.57%	35%
8/31/2007	$—	$27.20	15.15%		$786.2	.91%	.90%		.66%	16%
8/31/2006	$—	$23.88	8.08%		$487.5	.95%	.95%		.39%	23%
8/31/2005	$—	$22.91	20.57%		$330.0	1.02%	1.01%		.83%	21%
8/31/2004	$—	$19.48	10.06%		$215.6	1.07%	1.06%		.19%	35%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Trust Class
2/28/2009 (Unaudited)	$16.91	$0.02	$(7.11)	$(7.09)	$(0.08)	$(0.17)	$—	$(0.25)
8/31/2008	$18.81	$0.07	$(1.28)	$(1.21)	$(0.10)	$(0.59)	$—	$(0.69)
8/31/2007	$16.53	$0.08	$2.38	$2.46	$(0.01)	$(0.17)	$—	$(0.18)
8/31/2006	$15.84	$0.03	$1.20	$1.23	$(0.06)	$(0.48)	$—	$(0.54)
8/31/2005	$13.47	$0.12	$2.60	$2.72	$(0.00)	$(0.35)	$—	$(0.35)
8/31/2004	$12.79	$0.00	$1.26	$1.26	$(0.01)	$(0.57)	$—	$(0.58)
Institutional Class
2/28/2009 (Unaudited)	$24.53	$0.06	$(10.31)	$(10.25)	$(0.12)	$(0.25)	$—	$(0.37)
Period from 11/28/2007^ to 8/31/2008	$26.93	$0.16	$(1.57)	$(1.41)	$(0.13)	$(0.86)	$—	$(0.99)

See Notes to Financial Highlights 185

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Trust Class
2/28/2009 (Unaudited)	$—	$9.57	(42.05	%)**	$217.2	1.14%*	1.14%*	.32%*	19	%**
8/31/2008	$—	$16.91	(6.67%)		$361.5	1.09%	1.08%	.38%	35%
8/31/2007	$—	$18.81	14.93%		$355.5	1.10%	1.09%	.45%	16%
8/31/2006	$—	$16.53	7.93%		$239.2	1.13%	1.12%	.21%	23%
8/31/2005	$—	$15.84	20.36%		$140.1	1.17%	1.17%	.78%	21%
8/31/2004	$—	$13.47	9.89%		$42.3	1.26%	1.25%	.00%	35%
Institutional Class
2/28/2009 (Unaudited)	$—	$13.91	(41.92	%)**	$50.0	.75%*	.75%‡*	.71%*	19	%**
Period from 11/28/2007^ to 8/31/2008	$—	$24.53	(5.47	%)**	$71.8	.75%*	.74%‡*	.83%*	35	%Ø

Notes to Financial Highlights (Unaudited)

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period. Returns assume dividends and other distributions, if any, were reinvested and do not reflect the effect of sales charges. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. For the years ended August 31, 2005 and August 31, 2004 Management reimbursed Partners fo r losses incurred in connection with the disposition of foreign forward currency contracts, which had no impact on total return. For the period ended February 28, 2009, Management reimbursed Emerging Markets Equity for losses incurred in connection with a trade error, which had no impact on total return.

‡‡  On June 9, 2008, Equity Income's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class. Because the Trust Class had moderately higher expenses, its performance typically would have been slightly lower than the Institutional Class.

†††  During the period from November 2, 2006 through June 9, 2008, Equity Income's Trust Class had only one investor, which could have impacted Fund performance. On June 9, 2008, the Fund's Trust Class was converted into the Fund's Institutional Class and the Institutional Class was opened to the public. The total return of the Fund's Institutional Class includes the performance of the former Trust Class.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended February 28,	Year Ended August 31,
	2009	2008		2007		2006	2005	2004
Century Fund Investor Class	3.15%	2.53%		2.44%		2.51%	2.35%	2.05%
Climate Change Fund Institutional Class	9.04%	25.07	%(10)	—		—	—	—
Climate Change Fund Class A	10.22%	16.79	%(10)	—		—	—	—
Climate Change Fund Class C	11.87%	28.56	%(10)	—		—	—	—
Emerging Markets Equity Fund Institutional Class(13)	21.16%	—		—		—	—	—
Emerging Markets Equity Fund Class A(13)	28.09%	—		—		—	—	—
Emerging Markets Equity Fund Class C(13)	29.27%	—		—		—	—	—
Equity Income Fund Institutional Class	2.85%	3.63	%(12)	2.91	%(6)	—	—	—
Equity Income Fund Class A	2.52%	5.67	%(12)	—		—	—	—
Equity Income Fund Class C	3.27%	6.94	%(12)	—		—	—	—
Focus Fund Investor Class	.97%	.89%		.87%		.87%	.87%	.86%
Focus Fund Trust Class	1.23%	1.10%		1.07%		1.06%	1.04%	1.02%

Notes to Financial Highlights (Unaudited) (cont'd)

	Six Months Ended February 28,	Year Ended August 31,
	2009	2008		2007		2006		2005	2004
Focus Fund Advisor Class	1.51%	1.33%		1.28%		1.26%		1.23%	1.22%
Genesis Fund Investor Class	1.08%	1.03%		1.03%		1.02%		1.04%	1.05%
Genesis Fund Trust Class	1.12%	1.09%		1.10%		1.09%		1.10%	1.10%
Genesis Fund Advisor Class	1.38%	1.35%		1.35%		1.35%		1.35%	1.36%
Genesis Fund Institutional Class	.87%	.85%		.85%		.85%		.85%	.86%
Guardian Fund Investor Class	.95%	.89%		.87%		.88%		.90%	.90%
Guardian Fund Trust Class	1.13%	1.06%		1.05%		1.04%		1.05%	1.04%
Guardian Fund Advisor Class	5.05%	3.44%		2.85%		3.13%		1.68%	1.31%
International Fund Investor Class	1.42%	1.26%		1.24%		1.25%		1.42%	1.58%
International Fund Trust Class	1.48%	1.35%		1.33%		1.32%		1.50%	1.94%
International Large Cap Fund Trust Class	1.76%	1.37%		1.48%		37.46	%(1)	—	—
International Large Cap Fund Institutional Class	1.34%	.97%		.99	%(4)	—		—	—
International Large Cap Fund Class A	2.57%	1.70	%(7)	—		—		—	—
International Large Cap Fund Class C	6.05%	4.08	%(7)	—		—		—	—
Large Cap Disciplined Growth Fund Institutional Class	2.25%	11.98	%(7)	—		—		—	—
Large Cap Disciplined Growth Fund Class A	2.39%	3.45	%(7)	—		—		—	—
Large Cap Disciplined Growth Fund Class C	3.63%	4.14	%(7)	—		—		—	—
Mid Cap Growth Fund Investor Class	1.09%	1.01%		1.02%		1.04%		1.06%	1.06%
Mid Cap Growth Fund Trust Class	1.32%	1.25%		1.30%		1.32%		1.26%	1.19%
Mid Cap Growth Fund Advisor Class	2.16%	2.38%		3.39%		2.85%		2.87%	2.14%
Mid Cap Growth Fund Institutional Class	.86%	.78%		1.03	%(5)	—		—	—
Partners Fund Investor Class	.90%	.80%		.80%		.82%		.85%	.87%
Partners Fund Trust Class	1.05%	.99%		.99%		.99%		1.02%	1.03%
Partners Fund Advisor Class	1.21%	1.14%		1.14%		1.15%		1.23%	1.24%
Partners Fund Institutional Class	.72%	.65%		.65%		.96	%(2)	—	—
Real Estate Fund Trust Class	2.09%	1.83%		1.59%		1.90%		1.86%	1.93%
Real Estate Fund Institutional Class	1.79%	1.77	%(11)	—		—		—	—
Regency Fund Investor Class	1.40%	1.12%		1.08%		1.12%		1.20%	1.49%
Regency Fund Trust Class	1.64%	1.36%		1.31%		1.32%		1.39%	1.66%
Select Equities Fund Institutional Class	4.54%	13.92	%(7)	—		—		—	—
Select Equities Fund Class A	3.17%	3.99	%(7)	—		—		—	—
Select Equities Fund Class C	4.23%	7.21	%(7)	—		—		—	—
Small and Mid Growth Fund Trust Class	4.36%	2.92%		3.66	%(3)	—		—	—
Small Cap Growth Fund Investor Class	1.42%	1.42%		1.76%		1.86%		1.90%	1.77%

Notes to Financial Highlights (Unaudited) (cont'd)

	Six Months Ended February 28,	Year Ended August 31,
	2009	2008		2007	2006	2005	2004
Small Cap Growth Fund Trust Class	1.63%	1.64%		2.22%	2.47%	2.50%	2.17%
Small Cap Growth Fund Advisor Class	1.91%	1.96%		2.58%	3.24%	4.58%	6.28%
Small Cap Growth Fund Institutional Class	1.42%	1.10	%(9)	—	—	—	—
Socially Responsive Fund Institutional Class	.76%	.76	%(8)	—	—	—	—

  (1)  Period from August 1, 2006 to August 31, 2006.

  (2)  Period from June 7, 2006 to August 31, 2006.

  (3)  Period from September 5, 2006 to August 31, 2007.

  (4)  Period from October 6, 2006 to August 31, 2007.

  (5)  Period from April 19, 2007 to August 31, 2007.

  (6)  Period from November 2, 2006 to August 31, 2007.

  (7)  Period from December 20, 2007 to August 31, 2008.

  (8)  Period from November 28, 2007 to August 31, 2008.

  (9)  Period from April 1, 2008 to August 31, 2008.

  (10)  Period from May 1, 2008 to August 31, 2008.

  (11)  Period from June 4, 2008 to August 31, 2008.

  (12)   Period from June 9, 2008 to August 31, 2008. On June 9, 2008, Equity Income's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares.

  (13)  Period from October 8, 2008 to February 28, 2009.

^^  After utilization of the Line of Credit by International Institutional and/or reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, or had the Fund not utilized the Line of Credit, the annualized ratio of net expenses to average daily net assets would have been:

	Six Months Ended February 28,	Year Ended August 31,
	2009	2008	2007	2006	2005
International Institutional Fund Institutional Class	1.25%	1.11%	1.12%	1.20%	2.90	(1)

  (1)  Period from June 17, 2005 to August 31, 2005

Notes to Financial Highlights (Unaudited) (cont'd)

§  After reimbursement of expenses previously paid by Management and/or waiver of a portion of the investment management fee by Management. Had each Fund not made such reimbursements or Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2007	2006	2005	2004
Genesis Fund Institutional Class	—	.84%	.85%	—
International Fund Investor Class	—	1.24%	—	1.57%
International Fund Trust Class	—	1.32%	—	1.93%
Partners Fund Institutional Class	.64%	—	—	—
Regency Fund Investor Class	—	—	1.18%	1.42%

^  The date investment operations commenced.

@  Calculated based on the average number of shares outstanding during each fiscal period.

ØØ  Redemption fees are charged on Emerging Markets Equity, International, International Institutional, International Large Cap, and Real Estate. Calculated based on the average number of shares outstanding during each fiscal period.

§§  Included in this gain is a voluntary reimbursement from Management for all brokerage commissions from June 6, 2005 to July 20, 2005 to facilitate a restructuring of the portfolio following a change in the Fund's portfolio manager.

*  Annualized.

**  Not annualized.

Ø   Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended August 31, 2006 for Partners, for the year ended August 31, 2007 for International Large Cap and Mid Cap Growth, and for the period ended August 31, 2008 for Equity Income, International Large Cap, Real Estate, Small Cap Growth, and Socially Responsive.

##  Portfolio turnover excludes purchases and sales of securities by Fasciano prior to the merger date (see Note H of Notes to Financial Statements).

@@  Subsequent to August 31, 2007, Genesis received notification that a substantial portion of a special cash dividend received from one of its investments, which was recorded as dividend income in the 2007 financial statements, represented a non-taxable return of capital to Genesis. The financial highlights for each class of shares for the year ended August 31, 2007, have been updated to reflect the revised recharacterization. The impact on the financial highlights for each class was a reclassification of $0.21, $0.32, $0.18 and $0.26 per share for the Investor Class, Trust Class, Advisor Class and Institutional Class, respectively, and a decrease in the Ratio of Net Investment Income (Loss) to Average Net Assets of 0.57%, 0.61%, 0.59% and 0.54% for the Investor Class, Trust Class, Advisor Class and Institutional Class, respectively.

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

Sub-Adviser

Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

For Investor Class Shareholders
Address correspondence to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Class A and Class C Shareholders:

Please contact your investment provider

For Trust Class, Advisor Class, and Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Institutional Support Services
800.366.6264

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on September 25, 2008, the Board of Trustees of Neuberger Berman Equity Funds ("Board"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or Neuberger Berman Equity Funds ("Independent Fund Trustees"), approved the continuance of the Management and Sub-Advisory Agreements ("Agreements") for Neuberger Berman Century Fund, Neuberger Berman Climate Change Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman International Large Cap Fund, Neuberger Berman Large Cap Disciplined Growth Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Regency Fund, Neuberger Berman Select Equ ities Fund, Neuberger Berman Small and Mid Cap Growth Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund (each a "Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to resp ond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted primarily to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of each Fund compared to a relevant market index and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by Management and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale might be realized as each Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in each Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund and whether the Agreements were in the best interests of each Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of each Fund and the experience and staffing of the portfolio management and investment research personnel of Management and Neuberger who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Funds. The Board considered the quality of brokerage execution obtained by Management. The Board's Portfolio Transactions and Pricing Committee from time to time reviewed the quality of the brokerage services that Neuberger and Lehman Brothers Inc. had provided, and periodically reviews studies by an independent firm engaged to review and evaluate the quality of brokerage executio n received by the Funds. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived from such services by Management, Neuberger, the Funds and other clients of Management and Neuberger from such services. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

The Board considered the performance of each Fund relative to its benchmark and a peer group of investment companies pursuing broadly similar strategies. The Board also considered performance in relation to the degree of risk undertaken by the portfolio manager(s). In the case of those Funds that had underperformed their peer groups and/or relevant market indices, the Board discussed with Management each Fund's performance and steps that Management had taken, or intended to take, to improve each Fund's performance. The Board also considered Management's resources and responsiveness with respect to the Funds that experienced lagging performance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with each Fund. The Board also considered the profitability of Management and its affiliates from their association with the Funds.

The Board reviewed a comparison of each Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. The Board considered the mean and median of the management fees and expense ratios of each peer group. Where a Fund's management fee was higher than the peer group mean and/or median, the Board considered whether specific portfolio management or administration needs contributed to the management fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is "at cost."

In addition, the Board considered the contractual limits on Fund expenses undertaken by Management for certain classes of each Fund. The Board noted that certain classes of certain Funds also have voluntary limits which further reduce Fund expenses. The Board noted that Management incurred a loss in previous years on Neuberger Berman Century Fund, Neuberger Berman Equity Income Fund, Neuberger Berman International Institutional, Neuberger Berman International Large Cap Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Small and Mid Cap Growth Fund and Neuberger Berman Small Cap Growth Fund.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies as to certain of the Funds. The Board compared the fees charged to each Fund at various asset levels to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to each Fund and any such funds and/or separate accounts and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether any such breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to each Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to each Fund, the Board reviewed specific data as to Management's profit or loss on each Fund for a recent period and the trend in profit or loss over recent years. The Board also carefully examined Management's cost allocation methodology and in recent years had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on profitability margins in the investment management industry. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Funds and, based on its review, concluded that Management's level of profitability was not excessive.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of underperforming Funds, that it retained confidence in Management's and Neuberger's capabilities to manage the Funds; that each Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the benefits accruing to each Fund.

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on June 26, 2008, the Board of Trustees of Neuberger Berman Equity Funds ("Board"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or Neuberger Berman Equity Funds ("Independent Fund Trustees"), approved the Management and Sub-Advisory Agreements ("Agreements") for Neuberger Berman Emerging Markets Equity Fund (the "Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Neuberger Berman, LLC ("Neuberger") and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger.

The Board considered the following factors, among others, in connection with its approval of the Agreements: (1) the nature, extent, and quality of the services to be provided by Management and Neuberger; (2) the costs of the services to be provided; (3) the extent to which economies of scale might be realized as the Fund grows; and (4) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the experience and staffing of the portfolio management and investment research personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. In addition, the Board considered the contractual waiver of a portion of the management fee undertaken by Management and the contractual limits on Fund expenses undertaken by Management for the Fund. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is "at cost."

The Board also evaluated any anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the expected benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the expected costs of providing the investment advisory services and the expected benefits accruing to the Fund.

Board Consideration of the New and Interim Management and Sub-Advisory Agreements

Lehman Brothers Holdings Inc. ("Lehman Brothers") has entered into an agreement to sell a controlling interest in the Funds' investment adviser. Under the agreement, Lehman Brothers would sell substantially all of the Neuberger Berman business and the fixed income business and certain alternative asset management businesses of Lehman Brother's Investment Management Division (collectively, the "Acquired Businesses") to NBSH Acquisition, LLC (the "Proposed Acquisition"). NBSH Acquisition, LLC ("NBSH") was organized by key members of Neuberger Berman's management for the purpose of facilitating the acquisition of the Acquired Businesses. At the closing of the Proposed Acquisition, a majority interest in the Acquired Businesses will be directly or indirectly owned by portfolio managers, Neuberger Berman's management team and certain key members and senior professionals of the former Investment Management Division ("Management Member s"), as well as by Lehman Brothers and certain affiliates of Lehman Brothers.

The Acquired Businesses include Neuberger Berman Management LLC ("Management") and Neuberger Berman, LLC ("Neuberger"), the adviser and sub-adviser to the Funds, respectively. The Proposed Acquisition has been deemed to result in an "assignment" of the Funds' existing Management Agreement and Sub-Advisory Agreement (the "Existing Agreements") under the 1940 Act. As required by the 1940 Act, the Funds' Existing Agreements provide for their automatic termination in the event of an assignment, and each will terminate upon the consummation of the Proposed Acquisition. Accordingly, on December 17, 2008, the Board approved new Management and Sub-Advisory Agreements with Management and Neuberger, respectively, or their successors (together, the "Advisers"), on the same terms and with the same compensation structure as are currently in effect (together, "New Agreements"), which would take effect with respect to each Fund upon consummati on of the Proposed Acquisition if approved by that Fund's shareholders.

If shareholders of a Fund do not approve the New Agreements before the Proposed Acquisition is completed, the Board has approved an interim Management Agreement with Management and an interim Sub-Advisory Agreement between Management and Neuberger, or their successors (together, "Interim Agreements") pending approval of the New Agreements by shareholders of each Fund. Compensation earned by the Advisers under the Interim Agreements would be held in an interest-bearing escrow account pending shareholder approval of the New Agreements. If shareholders approve the New Agreements within 150 days from the termination of the Existing Agreements, the amount held in the escrow account, including interest, will be paid to the Advisers, as appropriate. If shareholders of a Fund do not approve the New Agreements, the Advisers will be paid the lesser of the costs incurred in performing their services under the Interim Agreements or the tota l amount in the escrow account, including interest earned. If at the end of 150 days following termination of a Fund's Existing Agreements the Fund's shareholders still have not approved the New Agreements, the Trustees would take such actions as they deem to be in the best interests of the Fund and its shareholders, which may include negotiating a new Management Agreement and/or new Sub-Advisory Agreement with an advisory organization selected by the Board of Trustees or making other arrangements.

The Trustees of the Trust discussed the Proposed Acquisition on December 17, 2008. Prior to submitting its bid to public auction, Management met telephonically with the Independent Trustees to brief them on the Proposed Acquisition. Following the public auction wherein NBSH was determined to be the successful bidder, the Independent Trustees again met telephonically with Management to obtain additional information about the Proposed Acquisition. The Independent Trustees, with the assistance of independent counsel, prepared written due diligence requests that were presented to Management and appointed a Task Force of Independent Trustees to lead the due diligence effort ("Task Force").

Management provided written responses to the due diligence requests. After extensive review and analysis and discussions during a telephonic and in person meeting of the Independent Trustees, the Task Force submitted clarifying questions. The Independent Trustees met as a body in person to receive the report of the Task Force and consider the New Agreements. Throughout the process, the Task Force and the Independent Trustees were advised by experienced 1940 Act counsel that is independent of Management and NBSH. In addition, the Independent Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the New Agreements.

Consideration of the New Agreements followed shortly on the heels of the Independent Trustees' annual consideration of whether to renew the Existing Agreements, carried out pursuant to Section 15(c) of the 1940 Act. In that process, which began prior to the June 2008 quarterly meeting of the Board and was concluded at the September 2008 quarterly meeting, the Independent Trustees, following an extensive review of materials submitted by Management and a report from an independent data service, unanimously determined that the Existing Agreements were fair and reasonable and that their renewal would be in the best interests of the Funds and their shareholders. Accordingly, in considering the New Agreements, the Independent Trustees took into account the fact that the terms of the New Agreements would be identical to those of the Existing Agreements in every respect except for the term and termination date and potentially the name of the investment adviser. The Board considerations in connection with the New Agreements and the Existing Agreements also entered into the decision by the Board to approve the Interim Agreements, which would take effect if the shareholders of a Fund do not approve the New Agreements before the Proposed Acquisition is completed. The Independent Trustees' co nsideration of the Existing Agreements is described above.

In evaluating the proposed New Agreements, the Independent Trustees considered that they have generally been satisfied with the nature and quality of the services provided to the Funds by Management and Neuberger, including investment advisory, administrative and support services, and that the Funds would be best served by an arrangement that appeared likely to maintain the continuity and stability of the providers of these services. Accordingly, the Independent Trustees considered very carefully the intentions of NBSH (including its successors or assign) regarding capitalization, management structure, staffing, compensation and staff retention and whether these seemed designed to provide the desired continuity and stability. They inquired specifically about staffing and resources in the areas of portfolio management, investment research, trading, fund accounting, legal and compliance, internal audit, and senior executive staff. Although at the time the Board considered the New Agreements no final decisions had been reached as to the distribution of equity interests in NBSH (or its successor or assign), the Trustees were advised that senior members of management, including the two Fund Trustees employed by the Advisers, would receive equity interests in NBSH. Because of these interests, as well as any future employment arrangements with the Advisers, these persons, individually or in the aggregate, could have a material interest in the Proposed Acquisition and in shareholder approval of the New Agreements. In considering the New Agreements, the Trustees were aware of these interests.

The Independent Trustees inquired whether NBSH (or its successor or assign) had specific plans for the future structure of the Neuberger Berman Funds, whether they plan to propose to eliminate any Funds, and whether they intend to continue or alter certain expansion plans that are already underway. They also inquired whether there are plans to change the fees or expense structure of any of the Funds. The Independent Trustees inquired about the long-term plans for the Advisers, including any expectations for cost savings or expense reductions. They also inquired about the capital structure and working capital likely to be available to NBSH (or its successor or assign).

The Independent Trustees considered the following factors, in addition to the factors discussed above, among others, in connection with their consideration of the New Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of the Funds compared to a relevant market index and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by Management and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale might be realized as each Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in each Fund. In their deliberations, the Independent Trustees did not identify any particular information that was all important or controlling, and each Trustee may have attributed different weights to the various factors.

In unanimously approving and recommending the New Agreements, the Independent Trustees concluded that the terms of each New Agreement are fair and reasonable and that approval of the New Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Independent Trustees considered the following factors, among others:

(1)  that the terms of the New Agreements are identical in all material respects to those of the Existing Agreements;

(2)  that the Advisers will maintain operational autonomy and continuity of management following the Proposed Acquisition;

(3)  the favorable history, reputation, qualification, and background of Management and Neuberger, as well as the qualifications of each entity's personnel and each entity's respective financial condition;

(4)  the commitment of NBSH (or its successor or assign) to retain key personnel currently employed by Management and Neuberger who currently provide services to the Funds;

(5)  the commitment of NBSH (or its successor or assign) to maintaining the current level and quality of Fund services;

(6)  the proposed division of equity in NBSH (or its successor or assign) among Management Members and other personnel upon consummation of the Proposed Acquisition;

(7)  the fees and expense ratio of each Fund relative to comparable mutual funds;

(8)  that the fees are identical to those paid under the Existing Agreements;

(9)  that the fees and expense ratios of each Fund appear to the Board to be reasonable given the quality of services expected to be provided;

(10)  the commitment of Management to: (a) maintaining the Funds' current contractual expense limitation agreements to ensure that Fund shareholders of funds that have such arrangements in place do not face an increase in expenses upon consummation of the Proposed Acquisition; and (b) not change any voluntary expense limitation or waiver so as to increase the expenses a Fund would pay without the prior approval of the Board;

(11)  the performance of the Funds relative to comparable mutual funds and unmanaged indices;

(12)  the commitment of Management (or its successor) to pay the expenses of the Funds in connection with the Proposed Acquisition, including all expenses in connection with the solicitation of proxies, so that shareholders of the Funds would not have to bear such expenses;

(13)  the actual and potential effects on the Advisers of the bankruptcy of Lehman Brothers, and the effects of the Lehman Brothers bankruptcy on the information considered by the Independent Trustees in their prior analyses of the principal service contracts;

(14)  the provisions made to continue providing to the Advisers certain services that were previously provided to them by or through Lehman Brothers or its other affiliates;

(15)  the possible benefits that may be realized by the Funds and by the Advisers as a result of the Proposed Acquisition; and

(16)  that the Proposed Acquisition is expected to maintain continuity of management of the Funds and may reduce the potential for future vulnerability to changes in control of the Advisers that could be adverse to the Funds' interests and that could affect the retention of key employees providing services to the Funds.

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

I0134 04/09

_________________________________________

Dividend Fund Commentary

For the six months ended February 28, 2009, Neuberger Berman Dividend Fund outperformed its benchmark, the S&P 500 Index. During an extremely difficult equity market, however, absolute returns for both the Fund and the index were negative.

During the past six months, the economy showed continued signs of weakness and the financial markets suffered dramatic stress, particularly after September as credit markets tightened severely. Commodities prices declined steeply on indications of slowing global growth, and by the end of the period, every sector within the S&P 500 had reported double-digit negative results.

Approximately 80% of the Dividend Fund’s holdings consist of stocks selected by the Neuberger Berman Research Department. To be included in the portfolio, these stocks must have both internal “Buy” ratings from the Research Department and dividend yields at purchase that surpass that of the S&P 500. Once a stock has been added to the portfolio, it is held until it is downgraded by our Research Department. Emphasizing yield and the potential for capital appreciation, the portfolio management team selects stocks for the remaining roughly 20% of the Fund’s assets. Given our concerns about the financial markets during this period, our approach this period was conservative. Over the course of the past six months, between 10 and 20 percent of net assets were held in cash equivalent positions. Within a very difficult equity market, this decision was an advantage, providing most of the Fund’s outperformance versus the index.

Financials, Industrials and Utilities holdings also benefited the Fund. Our stock selection within Financials was strong, as we had more exposure to insurance stocks than to the large financial services companies that were most severely damaged within this poorly performing sector. This added to our relative performance versus the benchmark. Among specific holdings, State Street was a strong performer on a relative basis, as was Endurance Specialty Holdings. On the other hand, a larger-than-market weighting in Marsh & McLennan was a negative. In Industrials, our stock selection was strong, with ABB, United Technologies and Ingersoll-Rand contributing to relative outperformance. Utilities companies, which we dramatically overweighted for their higher-than-average dividends and defensive characteristics, were also a benefit. Utilities performed better than the S&P 500 as a whole, and stocks including New Jersey Resources and NSTAR were strong performers during this difficult period. Our selection of Consumer Discretionary stocks was a final positive factor. This sector was damaged by weakened consumer spending—under pressure from negative housing and employment trends.

The largest detriment to Fund performance on a relative basis came from our Energy holdings. Although we were underweighted relative to the benchmark in a sector that performed poorly, our stock selection within Energy was a negative. In addition to a decline in the price of energy commodities, certain of our holdings including Canadian Oil Sands Trust, Progress Energy Trust, and Precision Drilling Trust, which are denominated in Canadian dollars, were further damaged by a rally in the U.S. dollar. Progress Energy and Precision were sold during the reporting period. Spectra Energy, a natural gas infrastructure company, also disappointed. Health Care was another area that detracted from relative returns, due to an underweight in the sector, which declined less than the overall index.

Looking forward, we believe we may see a continuation of difficult conditions in the short term, including more weakness from indicators such as retail sales, home and auto sales, unemployment and GDP growth in the coming months. As a result, we continue to approach the market conservatively, with over 10% of the portfolio’s investments remaining in cash equivalents. At the same time, we are starting to see signs that we think suggest improvement for the longer term. With interest rates remaining very low, oil prices having declined significantly, and with the expected positive impact from the government’s stimulus package still to come, we hope to see improvement in the economy later this year or in early 2010. As the stock market in the past has tended to be a leading indicator, we believe that the markets could improve somewhat earlier than the economy as a whole.

Within any market environment, our strategy is to favor those securities that meet our dividend yield and rating requirements, that we think represent good value, and where we think business models are at least somewhat insulated from market and economic factors. Believing that much of the extremely negative news has already been digested by the market, we are comfortable with the securities we currently own. In addition, our above average cash position means we are in a strong position to add stocks that meet our evaluation criteria. We will look to deploy cash when we see meaningful evidence that the market has reached an inflection point.

Sincerely,

Richard Levine and Michelle Stein
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments in companies with small-, mid-, and large-market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change. Neuberger Berman Dividend Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund’s total assets.

Please see Endnotes and Glossary of Indices for additional information.

PERFORMANCE HIGHLIGHTS[1,4]

		Six Month	Average Annual Total Return Ended 2/28/2009
		Period Ended
	Inception Date	2/28/2009	1 Year	Life of Fund

Trust Class[3]	11/02/2006	(35.11%)	(34.26%)	(14.57%)
S&P 500 Index[2,5]		(41.82%)	(43.32%)	(21.68%)

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Results are shown on a “total return” basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, phone 800.877.9700.

As stated in the Fund’s most recent prospectus, the total annual fund operating expense ratio for fiscal year 2008 was 2.61% for Trust Class shares (prior to any fee waivers or expense reimbursements). The net expense ratio was 1.04%. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 8/31/2012 for Trust Class.

sector allocation
(%of Equity Market Value)
Consumer Discretionary	3.9%
Consumer Staples	5.9
Energy	7.6
Financials	20.1
Health Care	4.0
Industrials	19.8
Information Technology	4.2
Materials	6.8
Telecomm Service	6.4
Utilities	21.3
Total	100.0%

______________________________________________________

Research Opportunities Fund Commentary

Neuberger Berman Research Opportunities Fund posted a decline for the six months ended February 28, 2009, but outpaced its benchmark, the S&P 500 Index.

The Fund seeks to capitalize on the “best ideas” of Neuberger Berman’s in-house research department by investing exclusively in stocks that are rated “Buy” by Neuberger Berman analysts. If an analyst downgrades the rating on a stock, it will be sold. The Fund maintains a neutral weighting of industry sectors relative to the benchmark.

During the reporting period, the S&P 500 dropped more than 40% as concerns over additional bank failures, limited access to financing and increasing unemployment fueled fears that the recession could be prolonged. All sectors within the S&P 500 had double-digit declines, with Financials dropping slightly more than 63%. Other sectors among the largest decliners included Industrials, Materials and Consumer Discretionary. In contrast, Telecom and Consumer Staples fared the best.

During the reporting period, holdings in Consumer Discretionary, Consumer Staples, Energy, Financials, Industrials and Information Technology outpaced benchmark sector counterparts. Holdings trailed benchmark sector counterparts in Health Care, Materials, Telecom and Utilities.

Our Energy holdings, overall, outpaced sector counterparts and had the largest positive impact on relative performance despite declining in value. Our holdings of shale-oil companies declined less than the overall sector as did various individual stock positions. Financials, meanwhile, had the second-largest positive contribution to relative performance. In this category, we held defensive stocks, including transaction processors, life insurers and property and casualty companies, which collectively outperformed sector constituents.

Health Care holdings, however, trailed sector counterparts and had the largest adverse impact on relative performance. In this sector, we held various contract-research firms that provide services to large pharmaceutical companies. Concerns that pharmaceutical mergers would result in a consolidation of research firms hurt these holdings. In addition, we avoided holding large pharmaceutical companies, some of which were among the strongest performers within benchmark sector constituents. Our analysts are concerned that future expirations of drug patents may have an adverse impact on larger pharmaceutical companies. So, our research team has not recommended buying the companies, even though we believe many are trading at seemingly attractive valuations.

Results for our Telecom holdings were also disappointing. Among various stock-specific issues, tight financing conditions hurt some of our holdings that lease tower space for cell phone company antenna networks.

Going forward, we believe substantial price volatility will create value opportunities for investors. Our bottom-up process, meanwhile, will continue to focus on strong companies with healthy balance sheets. We believe our fundamental, research driven strategy will continue to offer strong potential for continued outperformance of the overall market.

Sincerely,

David Levine
Portfolio Manager

The risks involved in seeking capital appreciation from investments in companies with small-, mid-, and large-market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change. Neuberger Berman Research Opportunities Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund’s total assets.

Please see Endnotes and Glossary of Indices for additional information.

PERFORMANCE HIGHLIGHTS[1,4]

		Six Month Period Ended	Average Annual Total Return Ended 2/28/2009
	Inception Date	2/28/2009	1 Year	Life of Fund
Trust Class[3]	11/02/2006	(40.46%)	(40.46%)	(18.88%)
S&P 500 Index[2,5]		(41.82%)	(43.32%)	(21.68%)

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results are shown on a “total return” basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, phone 800.877.9700.

As stated in the Fund’s most recent prospectus, the total annual fund operating expense ratio for fiscal year 2008 was 2.33% for Trust Class shares (prior to any fee waivers or expense reimbursements). The net expense ratio was 1.01% Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 8/31/2012 for Trust Class.

sector allocation
(% of Equity Market Value)
Consumer Discretionary	8.4%
Consumer Staples	13.0
Energy	14.0
Financials	9.3
Health Care	15.2
Industrials	9.9
Information Technology	16.7
Materials	3.0
Telecomm Service	3.8
Utilities	4.2
Other	2.5
Total	100%

____________________________________________________________________________________________

Endnotes

1

“Total Return” includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor’s original cost.

2

Please see “Glossary of Indices” on the following page for a description of the index. Please note that the index does not take into account any fees and expenses or tax consequences of investing in the individual securities that it tracks, and that individuals cannot invest directly in any index. Data about the performance of the index are prepared or obtained by Neuberger Berman Management LLC (“Management”) and assume reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in the described index.

3

Management has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Trust Class of the Fund through August 31, 2012, so that the total annual operating expenses of the Trust Class of the Fund are limited to 1.00% of average net assets. Absent such reimbursements, the performance of the Fund during the six months ended February 28, 2009 would have been less. The Fund has contractually undertaken to reimburse Management for the excess expenses of the Trust Class paid by Management, provided the reimbursements do not cause operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed the above-stated expense limitation and the reimbursements are made within three years after the year that Management incurred the expense.

4

The Fund was relatively small during the period shown. Certain techniques that may be used to produce returns in a small fund may not work to produce similar returns in a larger fund. Additionally, the Fund recently commenced operations and therefore the performance is shown over a relatively short period which may not be indicative of the Fund’s long-term performance.

5	Index returns are as of November 2, 2006, the inception of the Trust Class.
For more complete information on any of the Neuberger Berman Equity Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

______________________________________________________

Glossary of Indices

S&P 500 Index:

The S&P 500 Index is widely regarded as the standard for measuring the performance of large-cap stocks traded on the U.S. markets and includes a representative sample of leading companies in leading industries.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger Berman Management LLC and include reinvestment of all dividends and capital gain distributions. The Funds may invest in securities not included in the above-described index.

Information About Your Fund’s Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended February 28, 2009 and held for the entire period. The table illustrates the fund’s costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund’s actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and the expense example do not include any transactional costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension play. Therefore, the information under the heading “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

Expense Information As of 2/28/09 (Unaudited)

Neuberger Berman Equity Funds
	Actual				Hypothetical (5% annual return before expenses) **
	Beginning Account Value 9/1/08	Ending Account Value 2/28/09	Expenses Paid During the Period* 9/1/08 - 2/28/09	Expense Ratio	Beginning Account Value 9/1/08	Ending Account Value 2/28/09	Expenses Paid During the Period* 9/1/08 - 2/28/09	Expense Ratio
Dividend Fund
Trust Class	$1,000.00	$648.90	$4.13	1.01%	$1,000.00	$1,019.79	$5.06	1.01%
Research Opportunities Fund
Trust Class	$1,000.00	$595.40	$4.00	1.01%	$1,000.00	$1,019.79	$5.06	1.01%

* For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

Schedule of Investments Dividend Fund (UNAUDITED) Top Ten Equity Holdings
1	Freeport-McMoRan Copper & Gold	4.3%
2	Spectra Energy	3.4%
3	Johnson & Johnson	3.3%
4	Darden Restaurants	3.3%
5	FirstEnergy Corp.	3.3%
6	AT&T Inc.	3.3%
7	FPL Group	3.2%
8	Marsh & McLennan	3.0%
9	Canadian Oil Sands Trust	3.0%
10	PepsiCo, Inc.	2.6%

		Number of Shares Value†(000’s)
Common Stocks (79.2%)
Aerospace & Defense (1.8%)
United Technologies	400	$16
Air Freight & Logistics (2.1%)
United Parcel Service	450	19
Beverages (5.0%)
Diageo PLC ADR	450	21
PepsiCo, Inc.	500	24
	45
Capital Markets (2.2%)
Bank of New York Mellon	900	20
Commercial Banks (2.4%)
PNC Financial Services Group	450	12
Wells Fargo	800	10
	22
Diversified Telecommunication Services (5.4%)
AT&T Inc.	1,250	30
BCE Inc.	950	19
	49
Electric Utilities (13.6%)
Entergy Corp.	250	17
Exelon Corp.	500	24
FirstEnergy Corp.	700	30
FPL Group	650	29
ITC Holdings	650	24
	124
Electrical Equipment (4.0%)
ABB Ltd.	1,700	20
Rockwell Automation	800	16
	36
Hotels, Restaurants & Leisure (3.3%)
Darden Restaurants	1,100	30
Industrial Conglomerates (2.2%)
3M Co.	450	20
Insurance (9.9%)
Arthur J. Gallagher	1,300	$21
Endurance Specialty Holdings	850	19
Marsh & McLennan	1,500	27
Willis Group Holdings	1,050	23
	90
Machinery (4.0%)
Eaton Corp.	500	18
Ingersoll-Rand	1,250	18
	36
Multi-Utilities (4.1%)
NSTAR	450	14
TECO Energy	2,400	23
	37
Oil, Gas & Consumable Fuels (6.4%)
Canadian Oil Sands Trust	1,700	27
Spectra Energy	2,400	31
	58
Paper & Forest Products (1.3%)
Weyerhaeuser Co.	500	12
Pharmaceuticals (3.3%)
Johnson & Johnson	600	30
Road & Rail (2.4%)
Norfolk Southern	700	22
Semiconductors & Semiconductor Equipment (3.5%)
Analog Devices	900	17
Intel Corp.	1,200	15
	32
Thrifts & Mortgage Finance (2.3%)
New York Community Bancorp	2,100	21
Total Common Stocks (Cost $1,056)	719
Convertible Preferred Stocks (4.3%)
Metals & Mining (4.3%)
Freeport-McMoRan Copper & Gold (Cost $74)	725	39
Short-Term Investments (9.8%)
Neuberger Berman Prime Money Fund Trust Class@ (Cost $89)	89,042	89
Total Investments## (93.3%) (Cost $1,219)	$847
Cash, receivables and other assets, less liabilities (6.7%)	61
Total Net Assets (100.0%)	$908

Schedule of Investments Research Opportunities Fund

(UNAUDITED)

Top Ten Equity Holdings
1	Exxon Mobil	5.3%
2	Wal-Mart Stores	3.5%
3	AT&T Inc.	3.1%
4	QUALCOMM Inc.	3.1%
5	Johnson & Johnson	3.1%
6	PepsiCo, Inc.	3.0%
7	Intel Corp.	2.7%
8	S&P 500 Depositary Receipts	2.5%
9	Nestle SA ADR	2.3%
10	Unilever NV	2.2%

	Number of Shares	Value† (000’s)
Common Stocks (99.7%)
Aerospace & Defense (1.5%)
United Technologies	798	$33
Air Freight & Logistics (0.8%)
United Parcel Service	443	18
Auto Components (0.1%)
WABCO Holdings	200	2
Beverages (3.0%)
PepsiCo, Inc.	1,414	68
Biotechnology (5.2%)
Amgen Inc. *	675	33
Genentech, Inc. *	127	11
Genzyme Corp. *	631	39
Gilead Sciences *	790	35
		118
Capital Markets (1.9%)
Bank of New York Mellon	1,294	29
State Street	519	13
		42
Chemicals (1.8%)
Airgas, Inc.	307	9
Ecolab Inc.	410	13
Praxair, Inc.	314	18
		40
Commercial Banks (1.9%)
First Citizens BancShares Class A	75	8
PNC Financial Services Group	389	11
Wells Fargo	1,887	23
		42
Communications Equipment (5.2%)
Cisco Systems *	3,341	49
QUALCOMM Inc.	2,076	69
		118
Computers & Peripherals (3.4%)
Hewlett-Packard	1,179	$34
IBM	468	43
		77
Containers & Packaging (0.3%)
Pactiv Corp. *	474	8
Diversified Financial Services (2.1%)
J.P. Morgan Chase	2,059	47
Diversified Telecommunication Services (3.1%)
AT&T Inc.	2,935	70
Electric Utilities (2.7%)
Allegheny Energy	218	5
Entergy Corp.	160	11
Exelon Corp.	371	17
FirstEnergy Corp.	239	10
FPL Group	262	12
ITC Holdings	180	7
		62
Electrical Equipment (2.3%)
ABB Ltd.	3,062	37
First Solar *	22	2
Rockwell Automation	681	14
		53
Food & Staples Retailing (5.4%)
CVS Corp.	1,665	43
Wal-Mart Stores	1,595	78
		121
Food Products (4.5%)
Nestle SA ADR	1,616	52
Unilever NV	2,548	49
		101
Gas Utilities (0.7%)
Questar Corp.	575	17
Health Care Equipment & Supplies (1.6%)
Covidien Ltd.	1,113	35
Health Care Providers & Services (0.6%)
Aetna Inc.	192	5
UnitedHealth Group	425	8
		13
Hotels, Restaurants & Leisure (1.8%)
Darden Restaurants	1,495	41
Independent Power Producers & Energy Traders (0.4%)
NRG Energy *	440	8
Industrial Conglomerates (1.3%)
3M Co.	655	30
Insurance (3.5%)
Endurance Specialty Holdings	128	$3
Everest Re Group	88	6
Lincoln National	253	2
MetLife, Inc.	743	14
Prudential Financial	318	5
Reinsurance Group of America	862	23
Willis Group Holdings	1,154	25
		78
Life Science Tools & Services (2.8%)
Charles River Laboratories International *	970	24
Thermo Fisher Scientific *	1,111	40
		64
Machinery (3.0%)
Danaher Corp.	697	36
Eaton Corp.	451	16
Ingersoll-Rand	1,148	16
		68
Media (1.9%)
Comcast Corp. Class A Special	2,270	28
Time Warner	2,100	16
		44
Metals & Mining (0.7%)
Allegheny Technologies	125	3
Freeport-McMoRan Copper & Gold	407	12
		15
Multi-Utilities (0.4%)
Wisconsin Energy	201	8
Mutual Funds (2.5%)
S&P 500 Depositary Receipts	766	57
Office Electronics (0.1%)
Xerox Corp.	472	2
Oil, Gas & Consumable Fuels (13.9%)
Concho Resources *	611	12
Denbury Resources *	677	9
Exxon Mobil	1,772	120
Occidental Petroleum	776	40
Quicksilver Resources *	946	6
Range Resources	974	35
Southwestern Energy *	1,190	34
Suncor Energy	1,184	25
XTO Energy	1,049	33
		314
Paper & Forest Products (0.2%)
Weyerhaeuser Co.	171	4
Pharmaceuticals (4.9%)
Abbott Laboratories	880	$42
Johnson & Johnson	1,380	69
		111
Road & Rail (1.0%)
Norfolk Southern	351	11
Union Pacific	295	11
		22
Semiconductors & Semiconductor Equipment (4.0%)
Analog Devices	1,559	29
Intel Corp.	4,830	62
		91
Software (3.9%)
Intuit Inc. *	650	15
Microsoft Corp.	2,635	42
Oracle Corp. *	1,925	30
		87
Specialty Retail (4.6%)
PETsMART, Inc.	2,208	44
Tiffany & Co.	1,357	26
TJX Cos.	1,520	34
		104
Wireless Telecommunication Services (0.7%)
American Tower *	476	14
NII Holdings *	205	2
		16
Total Common Stocks (Cost $2,981)		2,249
Short-Term Investments (0.4%)
Neuberger Berman Prime Money Fund Trust Class@ (Cost $10)	10,165	10
Total Investments## (100.1%) (Cost $2,991)		2,259
Liabilities, less cash, receivables and other assets [(0.1%)]		(3)
Total Net Assets (100.0%)		$2,256

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited)

†

Investments in equity securities by each fund are valued by obtaining valuations from an independent pricing service. The independent pricing service values equity securities at the latest sale price where that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the funds at the NASDAQ Official Closing Price (“NOCP ”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, each fund seeks to obtain quotations from principal market makers. If such quotations are not readily available, securities are valued using methods the Board of Trustees of Neuberger Berman Equity Funds (the “Board”) has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of the funds’ foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the funds could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

The Funds adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective September 1, 2008. In accordance with FAS 157, “fair value” is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of the Funds’ investments.

In addition to defining fair value, FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of February 28, 2009:

(000’s omitted) Neuberger Berman	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Dividend Fund
Investments in Securities	$758	$89	$—	$847
Research Opportunities Fund
Investments in Securities	2,249	10	—	2,259

See Notes to Financial Statements

##	At February 28, 2009, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Neuberer Berman Dividend Fund	$1,219	$—	$372	$(372)
Research Opportunities Fund	3,101	13	855	(842)

*	Security did not produce income during the last twelve months.

@

Neuberger Berman Prime Money Fund (“Prime Money”) is also managed by Neuberger Berman Management LLC and may be considered an affiliate since it has the same officers, Board members, and investment manager as the fund and because, at times, the fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & E of Notes to Financial Statements).

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Equity Funds
(000’s omitted except per share amounts)
	Dividend Fund	Research Opportunities Fund
Assets	February 28, 2009	February 28, 2009
Investments in securities, at value * (Notes A & E)-see Schedule of Investments:
Unaffiliated issuers	$758	$2,249
Affiliated issuers	89	10
	847	2,259
Foreign currency	1	—
Dividends and interest receivable	6	7
Receivable for securities sold	81	24
Receivable from administrator-net (Note B)	12	12
Total Assets	947	2,302
Liabilities
Payable for securities purchased	19	25
Payable to investment manager-net (Notes A & B)	1	1
Accrued expenses and other payables	19	20
Total Liabilities	39	46
Net Assets at value	$908	$2,256
Net Assets consist of:
Paid-in capital	$2,275	$4,210
Undistributed net investment income (loss)	24	17
Accumulated net realized gains (losses) on investments	(1,019)	(1,239)
Net unrealized appreciation (depreciation) in value of investments	(372)	(732)
Net Assets at value	$ 908	$2,256
Net Assets
Trust Class	$908	$2,256
Shares Outstanding ($.001 par value; unlimited shares authorized)
Trust Class	140	393
Net Asset Value, offering and redemption price per share
Trust Class	$6.46	$5.74
* Cost of Investments:
Unaffiliated issuers	$1,130	$2,981
Affiliated issuers	89	10
Total cost of investments	$1,219	$2,991
Total cost of foreign currency	$1	$—

See Notes to Financial Statements

Statements of Operations (Unaudited)

Neuberger Berman Equity Funds
(000’s omitted)

	Dividend Fund	Research Opportunities Fund
	For the Six Months Ended February 28, 2009	For the Six Months Ended February 28, 2009

Investment Income:
Income (Note A):
Dividend income-unaffiliated issuers	$44	$35
Income from investments in affiliated issuers (Note E)	4	—
Foreign taxes withheld	(1)	—
Total income	$47	$35
Expenses:
Investment management fees (Notes A & B)	6	8
Administration fees (Note B)	1	1
Administration fees (Note B):
Trust Class	4	6
Distribution fees (Note B):
Trust Class	1	2
Shareholder servicing agent fees:
Trust Class	10	10
Audit fees	18	5
Custodian fees (Note B)	4	7
Legal fees	17	21
Shareholder reports	3	3
Trustees’ fees and expenses	18	18
Miscellaneous	1	1
Total expenses	83	82
Expenses reimbursed by administrator (Note B)	(70)	(64)
Investment management fees waived (Note A)	—	—
Expenses reduced by custodian fee expense offset arrangement (Note B)	—	—
Total net expenses	13	18
Net investment income (loss)	$34	$17
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(876)	(1,189)
Foreign currency	(1)	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(589)	(751)
Foreign currency	—	—
Net gain (loss) on investments	(1,466)	(1,940)
Net increase (decrease) in net assets resulting from operations	$(1,432)	$(1,923)

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Equity Funds
(000’s omitted)
	Dividend Fund		Research Opportunities Fund
	Six Months Ended February 28,	Year Ended August 31,	Six Months Ended February 28,	Year Ended August 31,
	2009	2008	2009	2008
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$34	$142	$17	$33
Net realized gain (loss) on investments	(877)	(31)	(1,189)	22
Change in net unrealized appreciation (depreciation) of investments	(589)	(294)	(751)	(647)
Net increase (decrease) in net assets resulting from operations	(1,432)	(183)	(1,923)	(592)
Distributions to Shareholders From (Note A):
Net investment income:
Trust Class	(32)	(147)	(23)	(51)
Net realized gain on investments:
Trust Class	—	(177)	(43)	(328)
Total distributions to shareholders	(32)	(324)	(66)	(379)
From Fund Share Transactions (Note D):
Proceeds from reinvestment of dividends and distributions:
Trust Class	32	324	66	379
Payments for shares redeemed:
Trust Class	(2,500)	(2,100)	(800)	(3,000)
Net increase (decrease) from Fund share transactions	(2,468)	(1,776)	(734)	(2,621)
Net Increase (Decrease) in Net Assets	(3,932)	(2,283)	(2,723)	(3,592)
Net Assets:
Beginning of period	4,840	7,123	4,979	8,571
End of period	$908	$4,840	$2,256	$4,979
Undistributed net investment income (loss) at end of period	$24	$22	$17	$23

See Notes to Financial Statements

Notes to Financial Statements Equity Funds

(UNAUDITED)

Note A – Summary of Significant Accounting Policies:

1

General: Neuberger Berman Equity Funds (the “Trust”) is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated as of April 1, 2009. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (the “1933 Act”). Neuberger Berman Dividend Fund (“Dividend”) and Neuberger Berman Research Opportunities Fund (“Research Opportunities”) (each individually a “Fund” and collectively, the “Funds”) are separate operating series of the Trust, each of which is diversified. Both of the Funds offer Trust Class shares. The Board of Trustees of the Trust (the “Board”) may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management LLC (“Management”) to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Management, the investment manager of the Funds and Neuberger Berman, LLC (“Neuberger”), the Funds’ sub-adviser, are wholly owned subsidiaries of Lehman Brothers Holdings Inc. (“Lehman Brothers”), a publicly owned holding company. On September 15, 2008, Lehman Brothers filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. On December 3, 2008, NBSH Acquisition, LLC (“NBSH”), an entity organized by key members of Neuberger Berman’s senior management, was selected as the successful bidder in the public auction to acquire a majority interest in Neuberger Berman’s business and the fixed income and certain alternative asset management businesses of Lehman Brothers’ Investment Management Division (together with Neuberger Berman, the “Acquired Businesses”) (the “Proposed Acquisition”). On December 22, 2008, the bankruptcy court having jurisdiction over the Lehman Brothers matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder. At the closing of the Proposed Acquisition, a majority interest in the Acquired Businesses will be directly or indirectly owned by portfolio managers, Neuberger Berman’s management team and certain key members and senior professionals of the former Investment Management Division, as well as by Lehman Brothers and certain affiliates of Lehman Brothers. The transaction is subject to certain conditions and approvals.

These events, while affecting Lehman Brothers, have not had a material impact on the Funds or their operations. Management and Neuberger will continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Funds.

Included in the Acquired Businesses are Management and Neuberger. The consummation of the Proposed Acquisition has been deemed to result in an “assignment” of the Funds’ Management and Sub-Advisory Agreements which would, by law, automatically terminate those agreements. Accordingly, the Board, including the Trustees who are not “interested persons” of the Funds’ investment manager and its affiliates or the Funds, has approved new Management Agreements and Sub-Advisory Agreements for the Funds. The new agreements, which are virtually identical to those now in effect, also will require the approval of the Funds’ shareholders.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds’ Schedule of Investments.

3

Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4

Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes

Notes to Financial Statements Equity Funds cont’d
(Unaudited)

aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations.

5

Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

The Funds have adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109”. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2005 - 2007. As of February 28, 2009, the Funds did not have any unrecognized tax benefits.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on August 31, 2008, permanent differences resulting primarily from different book and tax accounting for net operating losses, foreign currency gains and losses, distribution redesignations, partnership basis adjustment and non-taxable dividend adjustments on Canadian Income Trusts were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of each Fund.

The tax character of distributions paid during the year ended August 31, 2008 and the period ended August 31, 2007 were as follows:
		Distributions Paid From:
	Ordinary Income		Long –Term Capital Gain		Total
	2008	2007(1)	2008	2007(1)	2008	2007(1)
Dividend	$237,180	$93,925	$ 87,284	$—	$324,464	$93,925
Research Opportunities	247,745	8,500	131,303	—	379,048	8,500

(1)    Period from November 2, 2006 (Commencement of Operations) to August 31, 2007.

As of August 31, 2008, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
Dividend	$23,431	$ —	$215,327	$(142,633)	$96,125
Research Opportunities	29,418	36,946	(31,554)	—	34,810

The differences between book basis and tax basis distributable earnings are primarily due to: wash sales, convertible preferred stock income adjustments, post October loss deferrals and cumulative return of capital payments.

See Notes to Financial Statements

Notes to Financial Statements Equity Funds cont’d
(Unaudited)

To the extent each Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined at August 31, 2008, the following Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in
2016
Dividend	$16,897

Under current tax law, certain net capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended August 31, 2008, the Funds elected to defer the following:

Post October Capital Loss Deferral
Dividend	$125,736

6	Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7

Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income for Research Opportunities and net realized capital gains for both Funds, if any, generally are distributed in December and are recorded on the ex-date. However, Dividend generally distributes substantially all of its net investment income, if any, at the end of each calendar quarter.

8

Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributed to a series of the Trust are allocated among the series, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund or the Trust are allocated among the Funds and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9

Call options: Each Fund may write covered call options. Premiums received by each Fund upon writing a covered call option are recorded in the liability section of each Fund’s Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated. A Fund bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

During the six months ended February 28, 2009, the Funds did not write any covered call options.

10

Financial futures contracts: Each Fund may buy and sell stock index futures contracts for purposes of managing cash flow. Each Fund may also buy and sell financial futures contracts to hedge against a possible decline in the value of their portfolio securities. At the time a Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as “initial margin” ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as “variation margin”

See Notes to Financial Statements

Notes to Financial Statements Equity Funds cont'd

(Unaudited)

to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this “mark to market” are recorded by the Funds as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund ’s losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund’s taxable income.

During the six months ended February 28, 2009, the Funds did not enter into any financial futures contracts. At February 28, 2009, there were no open positions.

11

Forward foreign currency contracts: Each Fund may enter into forward foreign currency contracts (“contracts”) in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions on settlement date. Fluctuations in the value of such contracts are recorded for financial reporting purposes as unrealized gains or losses by each Fund until the contractual settlement date. The Funds could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

12

Repurchase agreements: Each Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

13

Transactions with other funds managed by Neuberger Berman Management LLC: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds may invest in a money market fund managed by Management or an affiliate. The Funds invest in Neuberger Berman Prime Money Fund (“Prime Money”), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Funds invest in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the “Arrangement”). For the six months ended February 28, 2009, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption “Investment management fees waived.” For the six months ended February 28, 2009, income earned under this Arrangement is reflected in the Statements of Operations under the caption “Income from investments in affiliated issuers.” For the six months ended February 28, 2009, management fees waived and income earned under this Arrangement were as follows:

	Management Fees Waived	Income Earned
Dividend	$199	$4,377
Research Opportunities	4	77

See Notes to Financial Statements

Notes to Financial Statements Equity Funds cont'd

(Unaudited)

14

Indemnifications: Like many other companies, the Trust’s organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B – Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee at the annual rate of 0.45% of that Fund’s average daily net assets.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, each Fund’s Trust Class pays Management an administration fee at the annual rate of 0.34% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company (“State Street”) as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

For each Fund’s Trust Class, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the “Plan”) with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management’s activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.10% of the Trust Class’ average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust’s Plan complies with those rules.

Management has contractually undertaken to forgo current payment of fees and/or reimburse operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions and extraordinary expenses) (“Operating Expenses”) which exceed the expense limitation as detailed in the following table. The Trust Class of each Fund has agreed to repay Management for fees and expenses forgone and/or their excess Operating Expenses previously reimbursed by Management, pursuant to a contractual expense limitation, so long as their annual Operating Expenses during that period do not exceed their expense limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the six months ended February 28, 2009, there was no reimbursement to Management under this agreement. At February 28, 2009, contingent liabilities to Management under the agreement were as follows:

			Expenses Deferred In Fiscal Period, August 31,
			2007(2)	2008	2009
			Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)	Expiration	2010	2011	2012
Dividend Trust Class	1.00%	8/31/12	$77,844	$99,429	$70,111
Research Opportunities Trust Class	1.00%	8/31/12	74,769	94,587	64,125

     (1)     Expense limitation per annum of the respective class’ average daily net assets.

     (2)     Period from November 2, 2006 (Commencement of Operations) to August 31, 2007.

See Notes to Financial Statements

Notes to Financial Statements Equity Funds cont’d
(Unaudited)

Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Funds, are wholly-owned subsidiaries of Lehman Brothers. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

Each Fund’s Trust Class has a distribution agreement with Management. Management receives no commissions for sales or redemptions of shares of beneficial interest of each share class, but receives fees from the Trust Class under the Trust Class’ Plan, as described above.

Each Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended February 28, 2009, the impact of this arrangement was a reduction of expenses of $0 and $0 for Dividend and Research Opportunities, respectively.

Note C – Securities Transactions:

During the six months ended February 28, 2009, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, foreign currency contracts, and option contracts) as follows:

(000’s omitted)	Purchases	Sales
Dividend	$400	$2,449
Research Opportunities	2,909	3,696

During the six months ended February 28, 2009, there were brokerage commissions on securities transactions paid to affiliated brokers as follows:

(000’s omitted)	Neuberger	Lehman Brothers Inc.
Dividend	$—	$—
Research Opportunities	—	—

Note D – Fund Share Transactions:

     Share activity for the six months ended February 28, 2009 and for the year ended August 31, 2008 was as follows:

	For the Six Months Ended February 28, 2009				For the Year Ended August 31, 2008
(000’s omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Dividend:
Trust Class	—	3	(345)	(342)	—	31	(200)	(169)
Research Opportunities:
Trust Class	—	10	(123)	(113)	—	36	(299)	(263)

See Notes to Financial Statements

Notes to Financial Statements Equity Funds con't
(Unaudited)

Note E – Investments In Affiliates:

	Balance of Shares Held August 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2009	Value February 28, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Dividend
Neuberger Berman Prime Money Fund Trust Class*	569,960	1,756,927	2,237,845	89,042	$89,042	$4,377

Research Opportunities
Neuberger Berman Prime Money Fund Trust Class*	15,148	190,755	195,738	10,165	$10,165	$77

*

Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

Note F – Recent Accounting Pronouncement:

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. In September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4 (the “FSP”), “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” was issued. Certain provisions of the FSP amend FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities,” to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. These FSP provisions are effective for fiscal years and interim periods ending after November 15, 2008. At this time, Management has assessed the implication of these FSP provisions and determined there is no impact to the Funds’ financial statements. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact of FAS 161 on the Funds’ financial statement disclosures, if any, is currently being assessed.

Note G – Recent Market Events:

The six months covered by this report witnessed an unusually high degree of volatility in the financial markets and the net asset values of many mutual funds, including to some extent the Funds. Both domestic and international equity markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. In addition to the recent turbulence in financial markets, the reduced liquidity in credit and fixed income markets has negatively affected many issuers worldwide. The Funds’ investments in certain issuers, as reflected in the Funds’ schedules of investments, and the financial markets in general, expose investors to the volatile performance resulting from these market conditions and related events.

Note H – Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

See Notes to Financial Statements

Financial Highlights

DIVIDEND FUND

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Trust Class

	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31, 2008	Period from November 2, 2006^ to August 31, 2007

Net Asset Value, Beginning of Period	$10.04	$10.93	$10.00
Income From Investment Operations:
Net Investment Income (Loss)@	.10	.24	.21
Net Gains or Losses on Securities (both realized and unrealized)	(3.61)	(.62)	.88
Total From Investment Operations	(3.51)	(.38)	1.09
Less Distributions From:
Net Investment Income	(.07)	(.24)	(.16)
Net Capital Gains	—	(.27)	—
Total Distributions	(.07)	(.51)	(.16)
Net Asset Value, End of Period	$6.46	$10.04	$10.93
Total Return††	(35.11%)**	(3.68%)	10.87%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$0.9	$4.8	$7.1
Ratio of Gross Expenses to Average Net Assets#	1.01%*	1.01%	1.00%*
Ratio of Net Expenses to Average Net Assets‡	1.01%*	1.01%	1.00%*
Ratio of Net Investment Income (Loss) to Average Net Assets	2.59%*	2.24%	2.37%*
Portfolio Turnover Rate	18%**	53%	42%**

See Notes to Financial Highlights

Financial Highlights

RESEARCH OPPORTUNITIES FUND

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Trust Class

	Six Months Ended February 28, 2009 (Unaudited)	Year Ended August 31, 2008	Period From November 2, 2006^ to August 31, 2007

Net Asset Value, Beginning of Period	$9.84	$11.14	$10.00
Income From Investment Operations:
Net Investment Income (Loss)@	.03	.05	.04
Net Gains or Losses on Securities (both
realized and unrealized)	(3.99)	(.86)	1.12
Total From Investment Operations	(3.96)	(.81)	1.16

Less Distributions From:
Net Investment Income	(.05)	(.07)	(.02)
Net Capital Gains	(.09)	(.42)	—
Total Distributions	(.14)	(.49)	(.02)
Net Asset Value, End of Period	$5.74	$9.84	$11.14
Total Return††	(40.46%)**	(7.53%)	11.58%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$2.3	$5.0	$8.6
Ratio of Gross Expenses to Average Net
Assets#	1.01%*	1.01%	1.00%
Ratio of Net Expenses to Average Net Assets‡	1.01%*	1.01%	1.00%
Ratio of Net Investment Income (Loss) to
Average Net Assets	.97%*	.46%	.44%
Portfolio Turnover Rate	80%**	129%	88%

See Notes to Financial Highlights

Notes to Financial Highlights Equity Funds (Unaudited)

††

Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not reimbursed and/or waived certain expenses.

#	The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡

After reimbursement of expenses and/or waiver of the investment management fees by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended February 28,	Year Ended August 31,	Period Ended August 31,
	2009(2)	2008(2)	2007(2)
Dividend Fund Trust Class	6.37%	2.58%	2.54%(1)
Research Opportunities Fund Trust Class	4.64%	2.33%	2.31%(1)

(1)	Period from November 2, 2006 to August 31, 2007.

(2)	These ratios reflect a reduced fee schedule for certain expenses. If these expenses had not been reduced, the ratios would have been higher.

^	The date investment operations commenced.

@	Calculated based on the average number of shares outstanding during each fiscal period.

*	Annualized.

**	Not annualized.

Directory

Investment Manager, Administrator and Distributor Neuberger Berman Management LLC 605 Third Avenue, 2nd Floor New York, NY 10158-0180 800.877.9700 or 212.476.8800	Legal Counsel K&L Gates LLP 1601 K Street, NW Washington, DC 20006-1600

Institutional Services 800.366.6264	Independent Registered Public Accounting Firms Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Sub-Adviser Neuberger Berman, LLC 605 Third Avenue New York, NY 10158-3698	Tait, Weller & Baker LLP 1818 Market Street Suite 2400 Philadelphia, PA 19103

Custodian and Shareholder Servicing Agent State Street Bank and Trust Company 2 Avenue de Lafayette Boston, MA 02111

For Trust Class Shareholders Address correspondence to: Neuberger Berman Management LLC 605 Third Avenue, Mail Drop 2-7 New York, NY 10158-0180 Attn: Institutional Support Services 800.366.6264

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov">www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov">www.sec.gov, and on Management’s website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on September 25, 2008, the Board of Trustees of Neuberger Berman Equity Funds (“Board”), including the Trustees who are not “interested persons” of Neuberger Berman Management LLC (“Management”) (including its affiliates) or Neuberger Berman Equity Funds (“Independent Fund Trustees”), approved the continuance of the Management and Sub-Advisory Agreements (“Agreements”) for Neuberger Berman Dividend Fund and Neuberger Berman Research Opportunities Fund (each a “Fund”).

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Neuberger Berman, LLC (“Neuberger”) in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted primarily to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of each Fund compared to a relevant market index; and (3) the costs of the services provided; and whether the overall fee structure reflected in the Agreements for each Fund are appropriate to that Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund and whether the Agreements were in the best interests of each Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of each Fund and the experience and staffing of the portfolio management and investment research personnel of Management and Neuberger who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management’s and Neuberger’s policies and practices regarding brokerage and allocation of portfolio transactions for the Funds. The Board considered the quality of brokerage execution obtained by Management. The Board’s Portfolio Transactions and Pricing Committee from time to time reviewed the quality of the brokerage services that Neuberger and Lehman Brothers Inc. had provided, and periodically reviews studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Funds. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived from such services by Management, Neuberger, the Funds and other clients of Management and Neuberger. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of each Fund, the Board considered the quarterly performance information for each Fund received throughout the year in comparison to a relevant market index.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreements and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with each Fund. The Board also considered that each Fund has a relatively small amount of assets.

In addition, the Board considered the contractual limits on Fund expenses undertaken by Management for each Fund. The Board noted that Management incurred a loss in previous years on each Fund.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies as each Fund. The Board noted that there were no such comparable advised or sub-advised funds. The Board compared the fees charged to each Fund at various asset levels to the fees charged to any such separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to each Fund and any such separate accounts and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to each Fund, and whether each Fund’s overall fee structure was appropriate under the circumstances.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to each Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to each Fund, the Board carefully examined Management’s cost allocation methodology and in recent years had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on profitability margins in the investment management industry. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Funds and, based on its review, concluded that Management’s level of profitability was not excessive.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to each Fund; that each Fund’s fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the benefits accruing to each Fund.

Board Consideration of New Management and Sub-Advisory Agreements

Lehman Brothers Holdings Inc. (“Lehman Brothers”) has entered into an agreement to sell a controlling interest in the Funds’ investment adviser. Under the agreement, Lehman Brothers would sell substantially all of the Neuberger Berman business and the fixed income business and certain alternative asset management businesses of Lehman Brother’s Investment Management Division (collectively, the “Acquired Businesses”) to NBSH Acquisition, LLC (the “Proposed Acquisition”). NBSH Acquisition, LLC (“NBSH”) was organized by key members of Neuberger Berman’s management for the purpose of facilitating the acquisition of the Acquired Businesses. At the closing of the Proposed Acquisition, a majority interest in the Acquired Businesses will be directly or indirectly owned by portfolio managers, Neuberger Berman’s management team and certain key members and senior professionals of the former Investment Management Division (“Management Members”), as well as by Lehman Brothers and certain affiliates of Lehman Brothers.

The Acquired Businesses include Neuberger Berman Management LLC (“Management”) and Neuberger Berman, LLC (“Neuberger”), the adviser and sub-adviser to the Funds, respectively. The Proposed Acquisition has been deemed to result in an “assignment” of the Funds’ existing Management Agreement and Sub-Advisory Agreement (the “Existing Agreements”) under the 1940 Act. As required by the 1940 Act, the Funds’ Existing Agreements provide for their automatic termination in the event of an assignment, and each will terminate upon the consummation of the Proposed Acquisition. Accordingly, on December 17, 2008, the Board approved new Management and Sub-Advisory Agreements with Management and Neuberger, respectively, or their successors (together, the “Advisers”), on the same terms and with the same compensation structure as are currently in effect (together, “New Agreements”), which would take effect with respect to each Fund upon consummation of the Proposed Acquisition if approved by that Fund’s shareholders.

The Trustees of the Trust discussed the Proposed Acquisition on December 17, 2008. Prior to submitting its bid to public auction, Management met telephonically with the Independent Trustees to brief them on the Proposed Acquisition. Following the public auction wherein NBSH was determined to be the successful bidder, the Independent Trustees again met telephonically with Management to obtain additional information about the Proposed Acquisition. The Independent Trustees, with the assistance of independent counsel, prepared written due diligence requests that were presented to Management and appointed a Task Force of Independent Trustees to lead the due diligence effort (“Task Force”).

Management provided written responses to the due diligence requests. After extensive review and analysis and discussions during a telephonic and in person meeting of the Independent Trustees, the Task Force submitted clarifying questions. The Independent Trustees met as a body in person to receive the report of the Task Force and consider the New Agreements. Throughout the process, the Task Force and the

Independent Trustees were advised by experienced 1940 Act counsel that is independent of Management and NBSH. In addition, the Independent Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the New Agreements.

Consideration of the New Agreements followed shortly on the heels of the Independent Trustees’ annual consideration of whether to renew the Existing Agreements, carried out pursuant to Section 15(c) of the 1940 Act. In that process, which began prior to the June 2008 quarterly meeting of the Board and was concluded at the September 2008 quarterly meeting, the Independent Trustees, following an extensive review of materials submitted by Management and a report from an independent data service, unanimously determined that the Existing Agreements were fair and reasonable and that their renewal would be in the best interests of the Funds and their shareholders. Accordingly, in considering the New Agreements, the Independent Trustees took into account the fact that the terms of the New Agreements would be identical to those of the Existing Agreements in every respect except for the term and termination date and potentially the name of the investment adviser. The Independent Trustees’ consideration of the Existing Agreements is described above.

In evaluating the proposed New Agreements, the Independent Trustees considered that they have generally been satisfied with the nature and quality of the services provided to the Funds by Management and Neuberger, including investment advisory, administrative and support services, and that the Funds would be best served by an arrangement that appeared likely to maintain the continuity and stability of the providers of these services. Accordingly, the Independent Trustees considered very carefully the intentions of NBSH (including its successors or assign) regarding capitalization, management structure, staffing, compensation and staff retention and whether these seemed designed to provide the desired continuity and stability. They inquired specifically about staffing and resources in the areas of portfolio management, investment research, trading, fund accounting, legal and compliance, internal audit, and senior executive staff. Although at the time the Board considered the New Agreements no final decisions had been reached as to the distribution of equity interests in NBSH (or its successor or assign), the Trustees were advised that senior members of management, including the two Fund Trustees employed by the Advisers, would receive equity interests in NBSH. Because of these interests, as well as any future employment arrangements with the Advisers, these persons, individually or in the aggregate, could have a material interest in the Proposed Acquisition and in shareholder approval of the New Agreements. In considering the New Agreements, the Trustees were aware of these interests.

The Independent Trustees inquired whether NBSH (or its successor or assign) had specific plans for the future structure of the Neuberger Berman Funds, whether they plan to propose to eliminate any Funds, and whether they intend to continue or alter certain expansion plans that are already underway. They also inquired whether there are plans to change the fees or expense structure of any of the Funds. The Independent Trustees inquired about the long-term plans for the Advisers, including any expectations for cost savings or expense reductions. They also inquired about the capital structure and working capital likely to be available to NBSH (or its successor or assign).

The Independent Trustees considered the following factors, in addition to the factors discussed above, among others, in connection with their consideration of the New Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of each Fund compared to a relevant market index; and (3) the costs of the services provided; and whether the overall fee structure reflected in the Agreements for each Fund are appropriate to that Fund. In their deliberations, the Independent Trustees did not identify any particular information that was all important or controlling, and each Trustee may have attributed different weights to the various factors.

In unanimously approving and recommending the New Agreements, the Independent Trustees concluded that the terms of each New Agreement are fair and reasonable and that approval of the New Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Independent Trustees considered the following factors, among others:

(1) that the terms of the New Agreements are identical in all material respects to those of the Existing Agreements;

(2) that the Advisers will maintain operational autonomy and continuity of management following the Proposed Acquisition;

(3) the favorable history, reputation, qualification, and background of Management and Neuberger, as well as the qualifications of each entity’s personnel and each entity’s respective financial condition;

(4) the commitment of NBSH (or its successor or assign) to retain key personnel currently employed by Management and Neuberger who currently provide services to the Funds;

(5) the commitment of NBSH (or its successor or assign) to maintaining the current level and quality of Fund services;

(6) the proposed division of equity in NBSH (or its successor or assign) among Management Members and other personnel upon consummation of the Proposed Acquisition;

(7) the fees and expense ratio of each Fund;

(8) that the fees are identical to those paid under the Existing Agreements;

(9) that the fees and expense ratios of each Fund appear to the Board to be reasonable given the quality of services expected to be provided;

(10) the commitment of Management to maintaining the Funds’ current contractual expense limitation agreements to ensure that Fund shareholders of funds that have such arrangements in place do not face an increase in expenses upon consummation of the Proposed Acquisition;

(11) the performance of each Fund;

(12) the commitment of Management (or its successor) to pay the expenses of the Funds in connection with the Proposed Acquisition, including all expenses in connection with the solicitation of proxies, so that shareholders of the Funds would not have to bear such expenses;

(13) the actual and potential effects on the Advisers of the bankruptcy of Lehman Brothers, and the effects of the Lehman Brothers bankruptcy on the information considered by the Independent Trustees in their prior analyses of the principal service contracts;

(14) the provisions made to continue providing to the Advisers certain services that were previously provided to them by or through Lehman Brothers or its other affiliates;

(15) the possible benefits that may be realized by the Funds and by the Advisers as a result of the Proposed Acquisition; and

(16) that the Proposed Acquisition is expected to maintain continuity of management of the Funds and may reduce the potential for future vulnerability to changes in control of the Advisers that could be adverse to the Funds’ interests and that could affect the retention of key employees providing services to the Funds.

Item 2. Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Equity Funds (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-00582 (filed May 8, 2006). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss, Howard Mileaf and George Morriss. Ms. Goss, Mr. Mileaf and Mr. Morriss are independent trustees as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Only required in the annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s Semi-Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-00582 (filed May 8, 2006).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Equity Funds

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: May 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: May 1, 2009

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: May 1, 2009